UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05773

Voya Balanced Portfolio, Inc.

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report
December 31, 2020
Classes ADV, I, R6, S, S2 and T
Voya Variable Product Funds
■
Voya Balanced Portfolio

■
Voya Global High Dividend Low Volatility Portfolio (formerly, Voya Global Equity Portfolio)

■
Voya Government Money Market Portfolio

■
Voya Growth and Income Portfolio

■
Voya Intermediate Bond Portfolio

■
Voya Small Company Portfolio

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Portfolio’s annual and semi-annual shareholder reports, like this annual report, are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-800-283-3427. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This report contains a summary portfolio of investments for the Portfolios. The Portfolios’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Portfolio’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180. Voya Government Money Market Portfolio does not file on Form N-PORT.
The Voya Government Money Market Portfolio files its complete schedule of portfolio holdings with the SEC monthly on Form N-MFP. The Portfolio’s Form N-MFP is available on the SEC’s website at www.sec.gov or the monthly schedule of portfolio holdings are also available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Beyond the Headlines, a Glimpse of Global Economic Recovery

Dear Shareholder,
For those of us hoping that 2021 would bring more encouraging headlines, it has been a rough start to the year: political turmoil, surging COVID-19 cases and a new, more virulent strain of the coronavirus. On the surface, economic news also has seemed disappointing: labor markets have cooled, manufacturing and services activity has slowed and consumer sentiment has dropped. Yet, the financial markets continue to march higher, begging the question: Where are the markets getting their news?
Voya investment strategists have written about the uneven pressures that have created a “two-speed” or “K-shaped” economic recovery. Consumers on the higher end of the income distribution have largely kept their jobs and adapted to the pandemic by working from home. By contrast, jobs in lower paying segments of the labor market such as leisure, lodging and retail have been eliminated or furloughed and have yet to return. For lower income consumers, the good news is that the fiscal response to help offset job losses has been enormous — and fiscal relief is expected to grow under a Democratic-controlled government. The initial rollout of the coronavirus vaccines, while slower than many had hoped, still represents a significant milestone as vaccines are the bridge that are expected to allow the economy to reopen fully.
In addition to fiscal support, the response from central banks has been extraordinary. The U.S. Federal Reserve Board (“Fed”) has adjusted its policy framework in ways that make the Fed more likely to remain accommodative longer than might otherwise be expected during economic recovery phases, a game changer for financial assets. We believe that analogous developments across the world should help reignite global economic growth in 2021 and breathe new life into struggling sectors. Despite today’s negative headlines, the data is telling us that the future is likely to be better. Looking broadly at the economic picture, in our opinion, it appears that a global synchronous expansion is underway.
Of course there are still risks, and we believe that one should not overlook the potential for episodic market stresses connected to the vaccine rollout or other global factors. As always, we glimpse the future “through a glass darkly,” and must allow for contingencies we can’t foresee. For this reason, we maintain that staying fully invested and broadly diversified is the most likely way to achieve one’s long-term investment goals. Should your goals change, discuss them thoroughly with your investment advisor before making any changes to your portfolio.
We remain humble and realistic in the face of the challenges ahead, but well prepared for and fully committed to serving our clients without disruption. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
January 22, 2021
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

Benchmark Descriptions

Index	Description
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
iMoneyNet Government Institutional Index	The average return for a category of money market funds that includes all government institutional funds: Treasury Institutional, Treasury and Repo Institutional and Government and Agencies Institutional.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
MSCI World Value IndexSM	The index captures large and mid cap securities exhibiting overall value style characteristics across 23 Developed Markets countries.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
Russell 3000® Index	An index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500® Index*	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Risk® Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.

*
The S&P 500® Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by Voya Financial. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). Voya Financial Product(s) is/are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.

Portfolio Managers’ Report	Voya Balanced Portfolio

Investment Type Allocation as of December 31, 2020 (as a percentage of net assets)

Common Stock	39.5%
Exchange-Traded Funds	29.0%
Mutual Funds	10.4%
Corporate Bonds/Notes	6.6%
Collateralized Mortgage Obligations	3.5%
U.S. Treasury Obligations	3.0%
Asset-Backed Securities	2.7%
U.S. Government Agency Obligations	2.1%
Commercial Mortgage-Backed Securities	1.7%
Sovereign Bonds	0.2%
Preferred Stock	0.0%
Purchased Options	0.0%
Rights	0.0%
Assets in Excess of Other Liabilities*	1.3%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
Portfolio holdings are subject to change daily.
Voya Balanced Portfolio (the “Portfolio”) seeks total return consisting of capital appreciation (both realized and unrealized) and current income; the secondary investment objective is long-term capital appreciation. The Portfolio uses an asset allocation strategy (“Target Asset Allocation”) to invest in a diversified portfolio of various asset classes and investment strategies. The Portfolio is managed by Paul Zemsky, CFA, Barbara Reinhard, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance: For the year ended December 31, 2020, the Portfolio’s Class I shares provided a total return of 10.85% compared to the S&P Target Risk® Growth Index Total Return, Bloomberg Barclays U.S. Aggregate Bond Index, MSCI EAFE® Index and Russell 3000® Index, which returned 11.83%, 7.51%, 7.82% and 20.89%, respectively, for the same period.
Portfolio Specifics: The Portfolio managers attempt to enhance investment returns by tactically deviating from Target Asset Allocations to seek to take advantage of opportunities or reduce risk. The following tactics were among those employed in 2020.
The Portfolio started the year with a neutral stance between equities and fixed income assets. Within the sub-asset class space, the Portfolio favored domestic small cap equities and developed international equities, senior loans, short duration bonds and long government bonds. These positions were funded by underweight positions in domestic large cap equities, core fixed income and high yield bonds.
In January, the Portfolio reversed a trade from the previous quarter that had favored developed international equities over domestic equities. Proceeds from the sale of developed international equities were used to purchase domestic large cap equities. In February, the Portfolio unwound a prior trade that had neutralized their strategic underweight to U.S. small cap equities. Concerns regarding the U.S. small company sector composition and high foreign sales exposure were reasons for re-enacting the underweight.
In March, we had made rotations as a result of extremely oversold conditions due to the negative impact of the coronavirus. Throughout the month, we modestly increased U.S. large cap equities by selling core U.S. fixed income, on our belief that a lot of bad news already was incorporated into equity asset prices. Additionally, we began to increase high
Top Ten Holdings as of December 31, 2020* (as a percentage of net assets)

SPDR S&P 500 ETF Trust	18.0%
Voya High Yield Bond Fund - Class P	8.5%
iShares Core MSCI Emerging Markets ETF	4.1%
Vanguard Value ETF	4.0%
iShares 20+ Year Treasury Bond ETF	1.9%
Apple, Inc.	1.7%
Microsoft Corp.	1.5%
Amazon.com, Inc.	1.3%
Voya Short Term Bond Fund - Class R6	1.2%
iShares Russell 2000 ETF	1.0%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
yield bonds by reducing our allocation to short duration bonds and core fixed income. High yield spreads were at extremely distressed levels at the time of the trade and, based on our analysis, we found the risk-reward to be adequate compensation for potential defaults.
At the end of March, we modestly reduced our underweights in developed international and domestic small cap equities, taking from U.S. large cap equities. At the time of the trade, developed international had significantly underperformed U.S. large cap equities.
At the beginning of April, the Portfolio continued scaling into high yield, funded by selling short duration bonds. The Portfolio reduced Treasury inflation-protected securities (“TIPS”) in favor of investment grade (“IG”) bonds, because of the negative yield across the TIPS curve. The objective of the trade was to position the Portfolio to “invest alongside,” i.e., seeking to benefit from, the U.S. Federal Reserve Board’s (“Fed”) commitment to purchasing IG corporate bonds. As part of its annual review process, the Portfolio made modest adjustments to its strategic asset allocation based on our latest long-term capital market assumptions. The updates resulted in a modest decrease in the Portfolio’s equity allocations. In addition, U.S. small cap equities and senior bank loans were removed as strategic asset classes, though the Portfolio remains invested in U.S. small cap equities on a tactical basis.
At the start of May, the Portfolio initiated an underweight to emerging market (“EM”) equities given concerns over the U.S. administration’s, in our view, hawkish stance towards China. Proceeds from the sale were rotated into domestic large cap equities. In mid-May, as the equity markets continued to rally, we lightly trimmed our domestic large cap equity position and moved the proceeds into intermediate bonds. At the end of May and beginning of June, to seek to take advantage of a traditional outperformer in the first year of a recovery, we increased the weighting of domestic small cap equities by selling U.S. large cap stocks and intermediate bonds.
In July, the Portfolio removed long government bond exposure in favor of intermediate term bonds. At the time of the trade, the yield curve had re-flattened and we expected further steepening as economic and COVID-related data, e.g., hospitalizations, continued to improve.

Voya Balanced Portfolio	Portfolio Managers’ Report

Also, the Portfolio purchased EM equities with proceeds from reducing intermediate bonds. The rationale for the trade lay in the weakening U.S. dollar and the fiscal-led recovery in China.
In October, as part of the semi-annual review of the Portfolio’s strategic asset allocation, the existing tactical underweight to global real estate was incorporated into a longer-term strategic position, resulting in its removal as a strategic asset class. Tactically, the Portfolio neutralized its underweight to emerging market equities and lowered its overweight to domestic small cap equities.
In November, the Portfolio added to developed international equities funded by selling U.S. large cap equities. The rationale for the trade included expectations for EAFE’s recent outperformance to persist, given the continued rise of COVID-19 cases in the United States and further weakening of the U.S. dollar relative to the euro.
During the year, tactical moves relative to the strategic benchmark had a positive impact across the Portfolio.
Underlying sleeves detracted from performance during the year. Underperformers relative to their respective benchmarks included large cap, mid cap and international equities. Core fixed income was the only strategy that outperformed its respective benchmark.
The Portfolio may invest in derivative instruments for different purposes, including to seek to enhance returns, to earn income or as a substitute for a position in an underlying asset class. During the year, the Portfolio utilized futures to implement some tactical positions to avoid significant manager disruption and provide the Portfolio with greater liquidity. The impact of the derivatives was in line with expectations of the tactical asset allocation positions. Overall, tactical positions contributed to performance for the year.
Current Strategy and Outlook: In our opinion, with two COVID-19 vaccines approved for use in the U.S. and a new round of fiscal stimulus on the verge of being deployed, we believe there is a clear bridge (vaccine) to post-COVID-19 normalcy and abutments (stimulus) that should serve to reinforce the recovery and absorb unexpected jolts along the way. We believe highly accommodative monetary policy is likely to be prolonged and act as an additional safety feature to ensure full-employment output is reached without a major accident. The Fed’s new flexible inflation targeting framework should hold short-term rates near their effective lower bound until there is sustained progress towards their 2% inflation goal, in our view. We believe analogous developments taking shape in various forms across the world should help reignite global growth to above-trend levels in 2021, breathe new life into struggling sectors and accelerate the rotation into cyclical assets already underway.
In our view, equity markets look overbought to us, based on certain sentiment indicators, including the Chicago Board Options Exchange put/call ratio. However, we believe the improving medium-term fundamental economic backdrop outweighs any near-term technical weakness. Estimates of U.S. corporate earnings growth for 2021 appear to us to substantially undershoot, particularly in the back half of the year, when we anticipate pent up demand will be unleashed as consumer spending speeds up and ailing services sectors are restored to health.
We recognize most valuation measures that compare broad market stock prices to earnings, cash flows or sales, look historically expensive. Yet, when adjusted for interest rates, we think stocks have more room to run. We believe the Fed will keep the bond market tame in the near term, which will hold earnings multiples afloat while better future financial reports boost numbers in the denominator in the second half of 2021. Another reason we like equities better than bonds is our view that in the next phase of the business cycle, cyclically geared assets will carry more of the load. We also believe the hand-off that began at the end of October is likely to continue; we remain overweight to U.S. small cap and EM equities, which stand to benefit from economic progression, in our view.
The same macro level view guides our positioning in fixed income. The lagged impact of fiscal and monetary policy, combined with a better-controlled global health situation, should in our opinion press corporate credit and securitized spreads tighter. We think accelerating growth will steepen the yield curve, so we are underweighted in duration. But we do not expect long-end yields will shoot so high, so fast, as to meaningfully tighten financial conditions. Given their yield advantage, we continue to prefer U.S. fixed income over non-U.S. developed market bonds. Our view is that the U.S. dollar will continue to weaken, making foreign bonds more attractive, especially EM debt. Nonetheless, we still believe EM equities offer better risk-adjusted return potential than fixed income.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Balanced Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class I	10.85%	8.76%	7.57%
Class S	10.57%	8.49%	7.31%
S&P Target Risk® Growth Index	11.83%	9.25%	7.94%
Bloomberg Barclays U.S. Aggregate Bond Index	7.51%	4.44%	3.84%
MSCI EAFE® Index	7.82%	7.45%	5.51%
Russell 3000® Index	20.89%	15.43%	13.79%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Balanced Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

Voya Global High Dividend Low Volatility Portfolio	Portfolio Managers’ Report

Geographic Diversification as of December 31, 2020 (as a percentage of net assets)

United States	61.7%
Japan	8.6%
United Kingdom	5.0%
Canada	3.9%
Australia	3.2%
Italy	2.5%
Switzerland	2.1%
Denmark	1.7%
Hong Kong	1.6%
Ireland	1.4%
Countries between 0.1% – 1.3%^	6.1%
Assets in Excess of Other Liabilities*	2.2%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
^ Includes 12 countries, which each represents 0.1% – 1.3% of net assets.
Portfolio holdings are subject to change daily.
Voya Global High Dividend Low Volatility Portfolio* (the “Portfolio”) seeks long-term capital growth and current income. The Portfolio is managed by Steve Wetter, Kai Yee Wong, Peg DiOrio, CFA, and Vincent Costa, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2020, the Portfolio’s Class S shares provided a total return of  -1.09% compared to the MSCI World Value IndexSM and the MSCI World IndexSM (“MSCI World”), which returned -1.16% and 15.90%, respectively, for the same period.
Portfolio Specifics: For the reporting period, the Portfolio underperformed the MSCI World. However, the Portfolio outperformed it’s primary benchmark, the MSCI World Value IndexSM. In terms of the Portfolio’s performance, industry exposure was a positive contributor and the stock ranking model also outperformed. By contrast, low beta was a significant headwind, as was the Portfolio’s small-capitalization tilt.
On the regional level, the underweight and stock selection in Europe and overweight and selection in developed Asia were the strongest contributors, while stock selection was weakest in Japan. On the sector level, the overweight to information technology and underweight to energy contributed positively. Stock selection was strong in information technology but negative in energy. While the overweight to health care detracted from performance, stock selection in the sector was strong, making it the third largest contributor. At the individual stock level, exposure to non-benchmark stocks Microsoft Corporation and Intuit Inc., as well as the underweight to Exxon Mobil Corporation were among the key contributors for the period.
By contrast, at the sector level stock selection was weakest in the industrials and communication services sectors. The
Top Ten Holdings as of December 31, 2020 (as a percentage of net assets)

Johnson & Johnson	1.4%
Verizon Communications, Inc.	1.3%
AbbVie, Inc.	1.2%
Procter & Gamble Co.	1.2%
PepsiCo, Inc.	1.1%
Cisco Systems, Inc.	1.0%
Honeywell International, Inc.	1.0%
Pfizer, Inc.	1.0%
Texas Instruments, Inc.	1.0%
Merck & Co., Inc.	1.0%
Portfolio holdings are subject to change daily.
underweight and stock selection in consumer discretionary detracted as well. At the individual stock level, the overweight to ONEOK, Inc., exposure to non-benchmark stock Equitrans Midstream Corp. and not owning Broadcom Inc. were the largest detractors.
Current Strategy and Outlook: This is an actively managed global quantitative equity strategy that seeks to generate higher dividend income and total returns, with lower volatility and better downside capture, than the MSCI World Value IndexSM. The investment process seeks to create a universe of sustainable dividend-paying stocks and utilizes fundamentally driven sector-specific alpha models to identify the most attractive stocks within each region-sector. The managers then seek to optimize the Portfolio’s potential to achieve its dividend, alpha and volatility objectives.

*
On January 24, 2020, the Board of Directors (“Board”) approved a name change for the Portfolio. Prior to May 1, 2020, the Portfolio was formerly known as, “Voya Global Equity Portfolio.” On November 19, 2020, the Board approved changes with respect to the Portfolio’s principal investment strategies effective on or about December 31, 2020. In conjunction with the strategy changes, effective December 31, 2020, the Portfolio’s benchmark changed from the MSCI World IndexSM to the MSCI World Value IndexSM.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Global High Dividend Low Volatility Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year	Since Inception of Classes S2 and T March 5, 2015
Class ADV	-1.27%	7.10%	5.98%	—
Class I(1)	-0.83%	7.61%	6.40%	—
Class S	-1.09%	7.34%	6.24%	—
Class S2	-1.25%	7.19%	—	4.82%
Class T	-1.48%	6.96%	—	4.63%
MSCI World Value IndexSM	-1.16%	7.15%	6.76%	4.92%
MSCI World IndexSM	15.90%	12.19%	9.87%	9.58%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global High Dividend Low Volatility Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class I incepted on March 5, 2015. The Class I shares performance shown for the period prior to their inception date is the performance of Class S shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Effective December 31, 2020 the Portfolio changed its benchmark from the MSCI World IndexSM to the MSCI World Value IndexSM because the MSCI World Value IndexSM is considered by the adviser to be a more appropriate benchmark, reflecting the type of securities in which the Portfolio invests.

Voya Government Money Market Portfolio	Portfolio Managers’ Report

Investment Type Allocation as of December 31, 2020 (as a percentage of net assets)

U.S. Treasury Debt	57.9%
U.S. Government Agency Debt	27.1%
U.S. Treasury Repurchase Agreement	13.4%
Assets in Excess of Other Liabilities	1.6%
Net Assets	100.0%
Portfolio holdings are subject to change daily.
Voya Government Money Market Portfolio* (the “Portfolio”) seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments, while maintaining a stable share price of  $1.00 per share. The Portfolio is managed by David S. Yealy, Portfolio Manager of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance: For the year ended December 31, 2020, the Portfolio’s Class I shares provided a total return of 0.29% compared to the iMoneyNet Government Institutional Index, which returned 0.31% for the same period.
Portfolio Specifics: The Portfolio has waived fees in order to maintain a zero or positive yield, as have other money market funds. The Portfolio was able to realize some capital gains by primarily buying longer-term new issue T-Bills and selling them after yields declined to market levels over time. These gains were distributed to the shareholders and allowed the Portfolio to increase the total return over the yield of the Portfolio. The Portfolio continued to maintain an exposure to floating rate money market securities, shifting out of floaters tied to 3-month London inter-bank offered rate (“LIBOR”) or 1-month LIBOR, and into floaters tied to 1-day secured overnight financing rate (“SOFR”), as the market prepares for LIBOR to be replaced by SOFR.
The year ended December 31, 2020, can be summed up by the COVID-19 pandemic and the Federal Open Market Committee (“FOMC”), the U.S. Federal Reserve Board (the “Fed”), the U.S. Treasury and U.S. government’s response to the impact the coronavirus had on the markets and the economy. On March 3, prior to their regularly scheduled meeting on March 15, the FOMC lowered the federal funds rate by 0.50% to a range of 1.00% to 1.25%. They took that action in light of the risks posed to economic activity by the coronavirus despite the current strong economy and low level of unemployment. The FOMC again lowered the federal funds rate another 1% at the March 15 meeting, lowering it to a range of 0% to 0.25%. The FOMC indicated that global financial conditions had been significantly affected by the coronavirus. In addition, the Fed also agreed to purchase $500 billion of U.S. Treasury securities and $200 billion of mortgage-backed securities (“MBS”) and expand overnight and term repurchase agreement operations. The Fed and U.S. Treasury were forced to institute various programs in order to stabilize the markets, provide liquidity and support the smooth operations of the various markets. The U.S. government instituted a stimulus program to lessen the impact from the coronavirus on the U.S. economy. The federal funds rate has remained at the 0% to 0.25% range, and the Fed continues to purchase U.S. Treasury securities and MBS, as well as reinvest maturities and paydowns on a monthly basis as the coronavirus continued to have a major impact on the U.S. and global economy. Money market rates of securities purchased by the Portfolio, as well as other money market funds, declined in direct response to the FOMC actions.
Outlook and Current Strategy: Looking ahead we believe that the U.S. economy and employment will take a significant amount of time to fully recover as the effects from the coronavirus continue well into 2021, the vaccine rollout takes time and additional stimulus is needed to bridge the gap. The FOMC has indicated that they expect to hold rates at the current level till at least 2023 based on their dot plot estimates of the federal funds rate. We do not envision a scenario where the FOMC will be in a position to raise rates in the upcoming year. Any increases in short-term money market rates would be viewed by us as temporary and as an opportunity to add a few basis points of yield or the ability to capture some capital gains. We will otherwise maintain a shorter weighted average maturity, an exposure to floating rate securities and look to take advantage of any market dislocations due to temporary supply and demand imbalances for short-term U.S. Treasury and agency securities.

*
Please see Note 5 for more information regarding the contractual waiver in place to reimburse certain expenses of the Portfolio to the extent necessary to assist the Portfolio in maintaining a net yield of not less than 0.00%.

You could lose money by investing in the Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.
The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Growth and Income Portfolio

Sector Diversification as of December 31, 2020 (as a percentage of net assets)

Information Technology	25.2%
Health Care	14.1%
Communication Services	13.1%
Financials	10.7%
Consumer Discretionary	10.3%
Industrials	8.2%
Consumer Staples	7.1%
Materials	2.8%
Utilities	2.8%
Real Estate	2.3%
Energy	2.3%
Assets in Excess of Other Liabilities*	1.1%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Growth and Income Portfolio (the “Portfolio”) seeks to maximize total return through investments in a diversified portfolio of common stock and securities convertible into common stocks. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by Vincent Costa, CFA, and James Dorment, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2020, the Portfolio’s Class I shares provided a total return of 17.26% compared to the S&P 500® Index, which returned 18.40% for the same period.
Portfolio Specifics: For the year ended December 31, 2020, the Portfolio underperformed the S&P 500® Index due to weak security selection. On the sector level, stock selection within the health care and consumer discretionary sectors had the largest negative impact on relative performance. Key detractors included overweight positions in MGM Resorts International and L Brands, Inc., and an underweight position in Apple Inc.
By contrast, stock selection within the industrials and real estate sectors had the largest positive impact on performance. At the individual stock level, key contributors were overweight positions in Adobe Inc., ViacomCBS Inc. and AT&T Inc.
Current Strategy and Outlook: We continue to see what we believe are attractive valuations in companies in a variety of
Top Ten Holdings as of December 31, 2020 (as a percentage of net assets)

Microsoft Corp.	5.9%
Alphabet, Inc. - Class A	5.7%
Fiserv, Inc.	3.0%
Intuit, Inc.	2.6%
Walt Disney Co.	2.4%
Broadcom, Inc.	2.3%
Amazon.com, Inc.	2.3%
Medtronic PLC	2.2%
Comcast Corp. - Class A	2.1%
Johnson & Johnson	2.1%
Portfolio holdings are subject to change daily.
sectors. Going forward we believe that dividends will continue to be in demand by investors, who, in our opinion, are searching for income and for funds with good downside capture, such as the Portfolio has sought to provide.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Growth and Income Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class ADV	16.74%	13.27%	11.62%
Class I	17.26%	13.79%	12.12%
Class S	16.93%	13.49%	11.84%
Class S2	16.81%	13.33%	11.69%
S&P 500® Index	18.40%	15.22%	13.88%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Growth and Income Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable the effect of fee waivers and/or expense reimbursements by the
Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Intermediate Bond Portfolio

Investment Type Allocation as of December 31, 2020 (as a percentage of net assets)

Corporate Bonds/Notes	25.8%
Mutual Funds	22.3%
Collateralized Mortgage Obligations	18.8%
U.S. Government Agency Obligations	12.1%
Asset-Backed Securities	9.3%
Commercial Mortgage-Backed Securities	5.9%
U.S. Treasury Obligations	5.0%
Municipal Bonds	0.0%
Purchased Options	0.0%
Other	0.0%
Assets in Excess of Other Liabilities*	0.8%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Intermediate Bond Portfolio (the “Portfolio”) seeks to maximize total return consistent with reasonable risk. The Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by David Goodson, Randall Parrish, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2020, the Portfolio’s Class I shares provided a total return of 7.81% compared to the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 7.51% for the same period.
Portfolio Specifics: The Portfolio outperformed the Bloomberg Barclays U.S. Aggregate Bond Index, primarily due to security selection decisions, while sector allocation and duration and yield curve positioning modestly detracted from performance.
The strong performance of fixed income markets over the course of 2020, masks the intra-period volatility sparked by the global pandemic early in the year. Fixed income markets witnessed another roller coaster in 2020, as the extraordinary volatility and market performance in the first quarter and ensuing rebound dominated the performance profile for the trailing 12 months. While the news of the COVID-19 pandemic ignited a flight to quality, with the U.S. Treasury market remaining the world’s preferred risk-free asset, the response by the U.S. Federal Reserve Board (“Fed”) as well as other global central banks and government agencies was equally swift to stabilize economies and financial markets. The Fed slashed official short-term interest rates to effectively zero, with guidance that zero interest-rate policy would be in place for the foreseeable future. The U.S. 10-yield, which began the year at 1.92%, fell to a low of 0.51% before ending the year at 0.92%. Non-government sectors meaningfully underperformed in the earlier part of the year, only to stage significant rebounds. The first leg of the rebound was supported by various government programs as well as signs of a recovering global economy. The rally was extended with the announcements from both Pfizer
Top Ten Holdings as of December 31, 2020 (as a percentage of net assets)

Voya Securitized Credit Fund - Class P	5.2%
Voya Investment Grade Credit Fund - Class P	5.0%
Voya Emerging Markets Hard Currency Debt Fund - Class P	4.0%
Voya High Yield Bond Fund - Class P	3.7%
Voya Emerging Markets Corporate Debt Fund - Class P	2.7%
Voya Emerging Markets Local Currency Debt Fund - Class P	1.7%
United States Treasury Note, 0.125%, 12/15/23	1.3%
United States Treasury Bond, 1.375%, 11/15/40	1.1%
Ginnie Mae, 2.500%, 02/01/51	1.0%
United States Treasury Note, 0.125%, 12/31/22	1.0%
Portfolio holdings are subject to change daily.
and Moderna regarding a vaccine that fueled further optimism in our opinion for continued progress for the economy going into 2021.
In aggregate, performance was supported by security selection and varied by sector. Positive security selection in investment-grade corporates that reflected tactical shifting in the overall risk profile was partially offset by sector allocation decisions. Having been more defensively positioned early in the period in high-yield (“HY”), the strategy benefited as we increased our exposure in HY after the first quarter of 2020 sell-off. Sector allocations in securitized credits added to performance, and security selection in agency residential mortgage-backed securities benefited from investments in collateralized mortgage obligations, while commercial mortgage-backed securities selection was a headwind as our more credit sensitive investments lagged over concerns regarding the impact of the economy on commercial real estate. Duration positioning that included a tactical defensive positioning in the first quarter of 2020 modestly detracted, while curve positioning helped to offset some of this detraction. During the present low rate environment, we have looked to include additional strategies designed to offset unexpected weakness in credit markets. This included put options on the Australian dollar which typically declines in a risk-off environment. As credit markets rebounded, this hedge, as expected during a stronger market, detracted from our performance over the period. In addition, small currency exposures associated with our investments in emerging markets also detracted.
The Portfolio used derivatives such as used futures, swaps, options and forward contracts for hedging and overall risk management. The use of derivatives positively impacted performance for the period.

Voya Intermediate Bond Portfolio	Portfolio Managers’ Report

Current Strategy and Outlook: Heading into 2021, in our view the market backdrop for cyclical sectors is extraordinarily positive. We believe consumers, supported by excess savings, robust net worth and additional fiscal aid, will drive a recovery in discretionary spending, leading to a full re-engagement of the service sector as the vaccine rollout becomes more widespread. We also believe the recovery in services spending, coupled with resilience in goods demand, should usher in an extended period of synchronous, above-trend global growth, easing pressures on the income divide.
In the near-term, cyclical sectors across non-government sectors are relatively attractive, in our opinion. We believe that a rebound in economic growth, fostered by a duality of fiscal and central bank support, will push spreads uncomfortably tight in 2021.
However, we also recognize the market seems to be very aligned on the near-term positive direction of risk assets. In our opinion, this one-way sentiment opens the door for volatility. The vaccine news is overwhelmingly positive, and we believe the vaccine ultimately will succeed. However, it is our view that the potential for episodic market stresses, whether connected to the vaccine or other global factors, should not be overlooked.
We believe that the heavy use of economic stabilizers creates vulnerability to shocks and will leave investors exposed to increasingly asymmetric risk profiles. Security selection, which is always important, will be critical, as we believe the dispersion between “winning” and “losing” investments within sectors will remain extremely wide. It is our opinion that diversification, tail risk hedging and careful analysis of cyclical versus structural factors are necessary to mitigate downside risks and prepare portfolios for the income-starved world we face ahead.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Intermediate Bond Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class ADV	7.32%	4.74%	4.48%
Class I	7.81%	5.24%	4.99%
Class S	7.57%	4.99%	4.73%
Class S2	7.42%	4.83%	4.58%
Bloomberg Barclays U.S. Aggregate Bond Index	7.51%	4.44%	3.84%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Intermediate Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable the effect of fee waivers and/or expense reimbursements by the
Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

Voya Small Company Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2020 (as a percentage of net assets)

Financials	18.9%
Consumer Discretionary	17.7%
Health Care	16.5%
Industrials	15.6%
Information Technology	14.8%
Real Estate	4.4%
Materials	4.2%
Utilities	2.4%
Consumer Staples	1.8%
Communication Services	1.6%
Energy	1.6%
Assets in Excess of Other Liabilities*	0.5%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Small Company Portfolio (the “Portfolio”) seeks growth of capital primarily through investment in a diversified portfolio of common stock of companies with smaller market capitalizations. The Portfolio is managed by Joseph Basset, CFA, and James Hasso, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2020, the Portfolio’s Class I shares provided a total return of 12.28% compared to the Russell 2000® Index, which returned 19.96% for the same period.
Portfolio Specifics: The Portfolio underperformed the Russell 2000® Index during the reporting period due to unfavorable stock selection effects. Most notably, stock selection in the software and services and consumer services sectors detracted the most value. On an individual stock level, an overweight position in Welbilt Inc., owning a non-benchmark position in WPX Energy, Inc. and not owning Teladoc Health, Inc. had the greatest negative impact on performance. In contrast, holdings in the real estate and retail sectors contributed the most to performance. On an individual stock level, overweight positions in Generac Holdings Inc., Amedisys, Inc. and Repligen Corporation added the most value.
Current Strategy and Outlook: Despite historically weak, choppy economic data and unsettling, pandemic-related headlines, in our opinion risk assets have pushed higher on investor confidence that the future will be better than the present. With two COVID-19 vaccines in distribution and a new round of fiscal stimulus about to be deployed, we believe the U.S. economy is primed to accelerate in 2021. In our view, there is a clear bridge (vaccine) to post-COVID-19 normalcy and abutments (fiscal stimulus and prolonged, accommodative monetary policy) that should keep the recovery on track and
Top Ten Holdings as of December 31, 2020* (as a percentage of net assets)

j2 Global, Inc.	1.3%
Werner Enterprises, Inc.	1.3%
Caesars Entertainment, Inc.	1.2%
Stifel Financial Corp.	1.2%
Builders FirstSource, Inc.	1.1%
Marriott Vacations Worldwide Corp.	1.1%
Cantel Medical Corp.	1.1%
EMCOR Group, Inc.	1.1%
Onto Innovation, Inc.	1.1%
Envestnet, Inc.	1.1%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
absorb unexpected jolts along the way.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Small Company Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2020
	1 Year	5 Year	10 Year
Class ADV	11.73%	10.01%	9.84%
Class I	12.28%	10.56%	10.39%
Class R6(1)	12.34%	10.56%	10.39%
Class S	12.04%	10.29%	10.12%
Russell 2000® Index	19.96%	13.26%	11.20%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Small Company Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on November 24, 2015. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2020*	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2020*
Voya Balanced Portfolio
Class I	$1,000.00	$1,167.70	0.69%	$3.76	$1,000.00	$1,021.67	0.69%	$3.51
Class S	1,000.00	1,166.30	0.94	5.12	1,000.00	1,020.41	0.94	4.77
Voya Global High Dividend Low Volatility Portfolio
Class ADV	$1,000.00	$1,142.00	1.10%	$5.92	$1,000.00	$1,019.61	1.10%	$5.58
Class I	1,000.00	1,145.40	0.60	3.24	1,000.00	1,022.12	0.60	3.05
Class S	1,000.00	1,143.70	0.85	4.58	1,000.00	1,020.86	0.85	4.32
Class S2	1,000.00	1,142.20	1.00	5.38	1,000.00	1,020.11	1.00	5.08
Class T	1,000.00	1,141.00	1.20	6.46	1,000.00	1,019.10	1.20	6.09
Voya Government Money Market Portfolio
Class I	$1,000.00	$1,000.10	0.17%	$0.85	$1,000.00	$1,024.28	0.17%	$0.87
Class S	1,000.00	1,000.10	0.17	0.85	1,000.00	1,024.28	0.17	0.87
Voya Growth and Income Portfolio
Class ADV	$1,000.00	$1,236.20	1.07%	$6.01	$1,000.00	$1,019.76	1.07%	$5.43
Class I	1,000.00	1,238.90	0.62	3.49	1,000.00	1,022.02	0.62	3.15
Class S	1,000.00	1,237.60	0.87	4.89	1,000.00	1,020.76	0.87	4.42
Class S2	1,000.00	1,236.80	1.02	5.74	1,000.00	1,020.01	1.02	5.18

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2020*	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2020*
Voya Intermediate Bond Portfolio
Class ADV	$1,000.00	$1,031.20	1.03%	$5.26	$1,000.00	$1,019.96	1.03%	$5.23
Class I	1,000.00	1,033.60	0.53	2.71	1,000.00	1,022.47	0.53	2.69
Class S	1,000.00	1,032.40	0.78	3.98	1,000.00	1,021.22	0.78	3.96
Class S2	1,000.00	1,031.70	0.93	4.75	1,000.00	1,020.46	0.93	4.72
Voya Small Company Portfolio
Class ADV	$1,000.00	$1,346.80	1.40%	$8.26	$1,000.00	$1,018.10	1.40%	$7.10
Class I	1,000.00	1,350.00	0.90	5.32	1,000.00	1,020.61	0.90	4.57
Class R6	1,000.00	1,349.80	0.89	5.26	1,000.00	1,020.66	0.89	4.52
Class S	1,000.00	1,348.60	1.15	6.79	1,000.00	1,019.36	1.15	5.84

*
Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Balanced Portfolio, Voya Global High Dividend Low Volatility Portfolio (formerly, Voya Global Equity Portfolio), Voya Government Money Market Portfolio, Voya Growth and Income Portfolio, Voya Intermediate Bond Portfolio and Voya Small Company Portfolio and the Boards of Directors/Trustees of Voya Balanced Portfolio, Inc., Voya Variable Funds, Voya Variable Portfolios, Inc., Voya Intermediate Bond Portfolio and Voya Government Money Market Portfolio
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya Balanced Portfolio, Voya Global High Dividend Low Volatility Portfolio (formerly, Voya Global Equity Portfolio), Voya Government Money Market Portfolio, Voya Growth and Income Portfolio, Voya Intermediate Bond Portfolio and Voya Small Company Portfolio (collectively referred to as the “Portfolios”) (each a portfolio of Voya Balanced Portfolio, Inc., Voya Variable Portfolios, Inc., Voya Government Money Market Portfolio, Voya Variable Funds, Voya Intermediate Bond Portfolio and Voya Variable Portfolios, Inc., respectively (collectively referred to as the “Registrants”)), including the portfolio of investments and summary portfolios of investments, as applicable, as of December 31, 2020, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolios at December 31, 2020, the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
The statement of changes in net assets for the year ended December 31, 2019, and the financial highlights for each of the periods in the four-year period then ended, were audited by another independent registered public accounting firm whose report, dated February 26, 2020, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Registrants’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Registrants in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Registrants are not required to have, nor were we engaged to perform, an audit of the Registrants’ internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Registrants’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
February 24, 2021

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2020

	Voya Balanced Portfolio	Voya Global High Dividend Low Volatility Portfolio	Voya Government Money Market Portfolio
ASSETS:
Investments in securities at fair value+*	$329,712,317	$602,429,654	$—
Investments in affiliates at fair value**	38,918,608	—	—
Short-term investments at fair value†	21,471,061	7,073,902	—
Short-term investments at amortized cost	—	—	484,712,497
Repurchase agreements	—	—	76,315,000
Cash	359,523	93,612	752
Cash collateral for futures contracts	538,855	—	—
Foreign currencies at value‡	13,004	79,984	—
Receivables:
Investment securities sold	1,061,724	—	8,999,191
Investment securities sold on a delayed-delivery or when-issued basis	3,195,651	—	—
Fund shares sold	161,175	6,697,327	176,620
Dividends	430,016	1,063,161	—
Interest	338,013	—	25,314
Foreign tax reclaims	130,891	1,300,054	—
Unrealized appreciation on forward foreign currency contracts	957	—	—
Prepaid expenses	1,550	2,809	2,308
Reimbursement due from Investment Adviser	15,999	28,636	184,356
Other assets	53,356	57,173	131,795
Total assets	396,402,700	618,826,312	570,547,833
LIABILITIES:
Payable for investment securities purchased	1,337,088	97,288	—
Payable for investment securities purchased on a delayed-delivery or when-issued basis	5,649,341	—	—
Payable for fund shares redeemed	346	34,983	—
Payable upon receipt of securities loaned	15,321,205	6,668,901	—
Unrealized depreciation on forward foreign currency contracts	37,491	—	—
Payable for investment management fees	187,869	282,283	159,426
Payable for distribution and shareholder service fees	586	103,634	6
Payable for directors/trustees fees	1,743	2,980	2,897
Payable to directors/trustees under the deferred compensation plan (Note 6)	53,356	57,173	131,795
Other accrued expenses and liabilities	188,971	184,291	258,235
Written options, at fair value^	2,393	—	—
Total liabilities	22,780,389	7,431,533	552,359
NET ASSETS	$373,622,311	$611,394,779	$569,995,474
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$309,031,736	$603,259,068	$570,068,691
Total distributable earnings (loss)	64,590,575	8,135,711	(73,217)
NET ASSETS	$373,622,311	$611,394,779	$569,995,474
+ Including securities loaned at value	$14,981,190	$6,349,839	$—
* Cost of investments in securities	$277,320,594	$543,876,325	$—
** Cost of investments in affiliates	$36,851,751	$—	$—
† Cost of short-term investments	$21,470,880	$7,073,902	$—
‡ Cost of foreign currencies	$14,571	$80,092	$—
^ Premiums received on written options	$14,752	$—	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2020 (continued)

	Voya Balanced Portfolio	Voya Global High Dividend Low Volatility Portfolio	Voya Government Money Market Portfolio
Class ADV
Net assets	n/a	$13,683,520	n/a
Shares authorized	n/a	100,000,000	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	1,308,782	n/a
Net asset value and redemption price per share	n/a	$10.46	n/a
Class I
Net assets	$370,828,145	$129,379,141	$569,944,854
Shares authorized	500,000,000	100,000,000	unlimited
Par value	$0.001	$0.001	$1.000
Shares outstanding	22,565,395	12,396,409	569,826,198
Net asset value and redemption price per share	$16.43	$10.44	$1.00
Class S
Net assets	$2,794,166	$465,404,615	$50,620
Shares authorized	500,000,000	300,000,000	unlimited
Par value	$0.001	$0.001	$1.000
Shares outstanding	170,985	44,380,615	50,611
Net asset value and redemption price per share	$16.34	$10.49	$1.00
Class S2
Net assets	n/a	$354,109	n/a
Shares authorized	n/a	100,000,000	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	34,210	n/a
Net asset value and redemption price per share	n/a	$10.35	n/a
Class T
Net assets	n/a	$2,573,394	n/a
Shares authorized	n/a	100,000,000	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	245,800	n/a
Net asset value and redemption price per share	n/a	$10.47	n/a
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2020

	Voya Growth and Income Portfolio	Voya Intermediate Bond Portfolio	Voya Small Company Portfolio
ASSETS:
Investments in securities at fair value+*	$3,196,230,258	$2,754,688,246	$443,580,585
Investments in affiliates at fair value**	—	799,299,636	—
Short-term investments at fair value†	92,569,280	37,952,399	31,663,347
Cash	1,025,725	122,182	32,298
Cash collateral for futures contracts	—	7,104,892	—
Cash pledged for centrally cleared swaps (Note 2)	—	4,816,000	—
Cash pledged as collateral for OTC derivatives (Note 2)	—	1,820,000	—
Receivables:
Investment securities sold	—	4,295,648	693,988
Investment securities sold on a delayed-delivery or when-issued basis	—	39,599,634	—
Fund shares sold	19,110	34,510,917	79,159
Dividends	4,469,665	134	434,683
Interest	716	14,397,728	—
Foreign tax reclaims	228,536	—	877
Unrealized appreciation on forward foreign currency contracts	—	70,172	—
Prepaid expenses	12,823	15,937	1,981
Reimbursement due from Investment Adviser	—	134,336	23,634
Other assets	264,876	373,240	47,842
Total assets	3,294,820,989	3,699,201,101	476,558,394
LIABILITIES:
Income distribution payable	—	652	—
Payable for investment securities purchased	—	1,679,565	14,624,866
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	97,380,944	—
Payable for fund shares redeemed	3,848,425	1,646,150	778,971
Payable upon receipt of securities loaned	56,373,200	10,433,390	14,750,338
Unrealized depreciation on forward foreign currency contracts	—	2,297,873	—
Variation margin payable on centrally cleared swaps	—	138,682	—
Cash received as collateral for delayed-delivery or when-issued securities (Note 2)	—	270,000	—
Payable for investment management fees	1,504,634	1,501,399	315,453
Payable for distribution and shareholder service fees	443,375	584,454	19,606
Payable for directors/trustees fees	14,557	17,624	2,002
Payable to directors/trustees under the deferred compensation plan (Note 6)	264,876	373,240	47,842
Other accrued expenses and liabilities	558,514	803,560	185,917
Written options, at fair value^	—	104,600	—
Total liabilities	63,007,581	117,232,133	30,724,995
NET ASSETS	$3,231,813,408	$3,581,968,968	$445,833,399
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$2,335,277,945	$3,443,089,818	$376,842,102
Total distributable earnings	896,535,463	138,879,150	68,991,297
NET ASSETS	$3,231,813,408	$3,581,968,968	$445,833,399
+ Including securities loaned at value	$55,126,553	$10,067,577	$14,391,924
* Cost of investments in securities	$2,362,800,484	$2,624,294,312	$367,871,184
** Cost of investments in affiliates	$—	$778,219,592	$—
† Cost of short-term investments	$92,569,280	$37,952,399	$31,663,347
^ Premiums received on written options	$—	$644,755	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2020 (continued)

	Voya Growth and Income Portfolio	Voya Intermediate Bond Portfolio	Voya Small Company Portfolio
Class ADV
Net assets	$903,118,122	$312,654,242	$6,851,253
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	30,834,566	23,709,084	394,720
Net asset value and redemption price per share	$29.29	$13.19	$17.36
Class I
Net assets	$1,845,795,638	$1,108,593,029	$347,004,423
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	61,737,885	83,147,596	18,670,647
Net asset value and redemption price per share	$29.90	$13.33	$18.59
Class R6
Net assets	n/a	n/a	$11,465,827
Shares authorized	n/a	n/a	100,000,000
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	616,588
Net asset value and redemption price per share	n/a	n/a	$18.60
Class S
Net assets	$482,532,209	$2,139,405,973	$80,511,896
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	16,456,429	161,578,018	4,476,302
Net asset value and redemption price per share	$29.32	$13.24	$17.99
Class S2
Net assets	$367,439	$21,315,724	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$1.000	$1.000	n/a
Shares outstanding	12,725	1,616,101	n/a
Net asset value and redemption price per share	$28.88	$13.19	n/a
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the Year ended December 31, 2020

	Voya Balanced Portfolio	Voya Global High Dividend Low Volatility Portfolio	Voya Government Money Market Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$4,505,010	$17,642,244	$97,184
Dividends from affiliated underlying funds	2,408,144	—	—
Interest	1,858,663	—	2,093,356
Securities lending income, net	49,384	50,903	—
Total investment income	8,821,201	17,693,147	2,190,540
EXPENSES:
Investment management fees	2,091,007	3,308,145	2,028,942
Distribution and shareholder service fees:
Class ADV	—	65,507	—
Class S	6,308	1,132,646	76
Class S2	—	1,238	—
Class T	—	18,723	—
Transfer agent fees (Note 6):
Class ADV	—	7,184	—
Class I	303,895	69,640	754,682
Class S	2,217	248,531	38
Class S2	—	169	—
Class T	—	1,369	—
Shareholder reporting expense	34,980	76,645	46,098
Registration fees	49	—	—
Professional fees	27,140	45,858	30,832
Custody and accounting expense	134,404	90,424	52,486
Directors/trustees fees	13,940	23,836	23,177
Licensing fee (Note 7)	23,899	—	—
Miscellaneous expense	19,609	41,713	20,787
Interest expense	1,172	176	650
Total expenses	2,658,620	5,131,804	2,957,768
Waived and reimbursed fees	(236,487)	(325,130)	(1,954,928)
Brokerage commission recapture	—	(22)	—
Net expenses	2,422,133	4,806,652	1,002,840
Net investment income	6,399,068	12,886,495	1,187,700
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	6,435,337	(30,386,849)	212,665
Sale of affiliated underlying funds	(3,667,719)	—	—
Forward foreign currency contracts	26,007	—	—
Foreign currency related transactions	(2,422)	(37,160)	—
Futures	2,169,678	—	—
Swaps	172,073	—	—
Written options	21,736	—	—
Net realized gain (loss)	5,154,690	(30,424,009)	212,665
Net change in unrealized appreciation (depreciation) on:
Investments	22,137,298	1,628,974	—
Affiliated underlying funds	1,715,330	—	—
Forward foreign currency contracts	(26,257)	—	—
Foreign currency related transactions	19,921	87,531	—
Futures	522,396	—	—
Swaps	(37,159)	—	—
Written options	12,359	—	—
Net change in unrealized appreciation (depreciation)	24,343,888	1,716,505	—
Net realized and unrealized gain (loss)	29,498,578	(28,707,504)	212,665
Increase (decrease) in net assets resulting from operations	$35,897,646	$(15,821,009)	$1,400,365
* Foreign taxes withheld	$72,505	$709,318	$—

STATEMENTS OF OPERATIONS for the Year ended December 31, 2020

	Voya Growth and Income Portfolio	Voya Intermediate Bond Portfolio	Voya Small Company Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$57,370,423	$38,227	$4,349,216
Dividends from affiliated underlying funds	—	30,461,139	—
Interest	2,365	90,439,824	—
Securities lending income, net	147,180	191,969	31,378
Total investment income	57,519,968	121,131,159	4,380,594
EXPENSES:
Investment management fees	17,467,618	17,623,490	3,401,802
Distribution and shareholder service fees:
Class ADV	4,088,188	1,474,981	29,122
Class S	1,095,185	5,340,696	173,522
Class S2	1,185	90,528	—
Transfer agent fees (Note 6):
Class ADV	335,248	145,335	8,013
Class I	678,713	527,923	435,997
Class R6	—	—	39
Class S	179,617	1,053,661	95,285
Class S2	121	11,153	—
Shareholder reporting expense	243,860	219,600	43,580
Professional fees	129,274	144,570	16,911
Custody and accounting expense	238,234	290,400	48,450
Directors/trustees fees	116,451	140,988	16,009
Miscellaneous expense	142,594	183,492	27,358
Interest expense	424	1,620	1,806
Total expenses	24,716,712	27,248,437	4,297,894
Waived and reimbursed fees	(1,718,879)	(1,522,285)	(479,096)
Net expenses	22,997,833	25,726,152	3,818,798
Net investment income	34,522,135	95,405,007	561,796
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	300,435,837	28,713,091	2,886,066
Sale of affiliated underlying funds	—	(3,378,056)	—
Capital gain distributions from affiliated underlying funds	—	7,504,108	—
Forward foreign currency contracts	—	2,090,473	—
Foreign currency related transactions	—	(520,949)	92
Futures	—	34,524,933	—
Swaps	—	16,075,877	—
Written options	—	1,123,112	—
Net realized gain	300,435,837	86,132,589	2,886,158
Net change in unrealized appreciation (depreciation) on:
Investments	130,647,761	50,019,477	25,963,887
Affiliated underlying funds	—	20,133,754	—
Forward foreign currency contracts	—	(1,542,771)	—
Foreign currency related transactions	—	736,489	10
Futures	—	5,050,757	—
Swaps	—	(437,249)	—
Written options	—	540,155	—
Net change in unrealized appreciation (depreciation)	130,647,761	74,500,612	25,963,897
Net realized and unrealized gain	431,083,598	160,633,201	28,850,055
Increase in net assets resulting from operations	$465,605,733	$256,038,208	$29,411,851
* Foreign taxes withheld	$332,966	$—	$6,528

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Balanced Portfolio		Voya Global High Dividend Low Volatility Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income	$6,399,068	$8,211,036	$12,886,495	$16,797,517
Net realized gain (loss)	5,154,690	8,827,638	(30,424,009)	(1,946,473)
Net change in unrealized appreciation (depreciation)	24,343,888	46,868,609	1,716,505	110,133,970
Increase (decrease) in net assets resulting from operations	35,897,646	63,907,283	(15,821,009)	124,985,014
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	—	—	(256,442)	(1,142,858)
Class I	(18,138,058)	(23,387,273)	(3,119,971)	(10,887,339)
Class S	(126,078)	(177,792)	(9,952,937)	(30,582,123)
Class S2	—	—	(6,422)	(22,028)
Class T	—	—	(44,881)	(2,178,172)
Return of capital:
Class ADV	—	—	(7,056)	—
Class I	—	—	(68,689)	—
Class S	—	—	(243,548)	—
Class S2	—	—	(168)	—
Class T	—	—	(1,310)	—
Total distributions	(18,264,136)	(23,565,065)	(13,701,424)	(44,812,520)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	5,535,434	5,604,962	18,903,580	35,321,065
Proceeds from shares issued in merger (Note 16)	—	—	—	120,666,328
Reinvestment of distributions	18,264,136	23,565,065	13,701,424	44,812,520
	23,799,570	29,170,027	32,605,004	200,799,913
Cost of shares redeemed	(41,524,529)	(46,279,105)	(102,658,244)	(125,172,096)
Net increase (decrease) in net assets resulting from capital share transactions	(17,724,959)	(17,109,078)	(70,053,240)	75,627,817
Net increase (decrease) in net assets	(91,449)	23,233,140	(99,575,673)	155,800,311
NET ASSETS:
Beginning of year or period	373,713,760	350,480,620	710,970,452	555,170,141
End of year or period	$373,622,311	$373,713,760	$611,394,779	$710,970,452
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Government Money Market Portfolio		Voya Growth and Income Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income	$1,187,700	$8,609,780	$34,522,135	$44,915,132
Net realized gain	212,665	336,785	300,435,837	259,507,222
Net change in unrealized appreciation (depreciation)	—	—	130,647,761	467,354,641
Increase in net assets resulting from operations	1,400,365	8,946,565	465,605,733	771,776,995
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	—	—	(89,633,973)	(98,849,016)
Class I	(1,404,625)	(8,951,042)	(185,709,436)	(200,436,132)
Class S	(11)	—	(48,725,698)	(54,032,226)
Class S2	—	—	(36,297)	(36,281)
Total distributions	(1,404,636)	(8,951,042)	(324,105,404)	(353,353,655)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	285,044,111	85,202,977	16,220,803	7,667,948
Reinvestment of distributions	1,404,636	8,951,042	323,931,465	353,133,065
	286,448,747	94,154,019	340,152,268	360,801,013
Cost of shares redeemed	(185,720,359)	(88,069,498)	(425,160,048)	(483,242,750)
Net increase (decrease) in net assets resulting from capital share transactions	100,728,388	6,084,521	(85,007,780)	(122,441,737)
Net increase in net assets	100,724,117	6,080,044	56,492,549	295,981,603
NET ASSETS:
Beginning of year or period	469,271,357	463,191,313	3,175,320,859	2,879,339,256
End of year or period	$569,995,474	$469,271,357	$3,231,813,408	$3,175,320,859
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Intermediate Bond Portfolio		Voya Small Company Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income	$95,405,007	$113,302,014	$561,796	$2,134,465
Net realized gain	86,132,589	65,999,684	2,886,158	7,924,479
Net change in unrealized appreciation (depreciation)	74,500,612	146,567,084	25,963,897	117,688,693
Increase in net assets resulting from operations	256,038,208	325,868,782	29,411,851	127,747,637
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(15,415,594)	(8,383,955)	(115,866)	(1,001,250)
Class I	(60,842,817)	(35,371,437)	(7,399,513)	(60,093,482)
Class R6	—	—	(113,123)	(889,586)
Class S	(114,239,492)	(73,267,399)	(1,519,485)	(12,637,157)
Class S2	(1,162,517)	(651,433)	—	—
Total distributions	(191,660,420)	(117,674,224)	(9,147,987)	(74,621,475)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	289,580,060	144,881,394	35,470,151	27,464,775
Reinvestment of distributions	191,650,804	117,666,869	9,147,987	74,621,475
	481,230,864	262,548,263	44,618,138	102,086,250
Cost of shares redeemed	(498,718,864)	(464,637,605)	(145,853,074)	(156,108,012)
Net decrease in net assets resulting from capital share transactions	(17,488,000)	(202,089,342)	(101,234,936)	(54,021,762)
Net increase (decrease) in net assets	46,889,788	6,105,216	(80,971,072)	(895,600)
NET ASSETS:
Beginning of year or period	3,535,079,180	3,528,973,964	526,804,471	527,700,071
End of year or period	$3,581,968,968	$3,535,079,180	$445,833,399	$526,804,471
See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	$(000’s)	(%)
Voya Balanced Portfolio
Class I
12-31-20	15.71	0.29	1.22	1.51	0.36	0.43	—	0.79	—	16.43	10.85	0.76	0.69	0.69	1.83	370,828	96
12-31-19	14.10	0.33•	2.26	2.59	0.37	0.61	—	0.98	—	15.71	19.11	0.69	0.69	0.69	2.23	371,202	113
12-31-18	16.69	0.34•	(1.37)	(1.03)	0.36	1.20	—	1.56	—	14.10	(6.83)	0.67	0.67	0.67	2.20	347,788	184
12-31-17	14.93	0.32•	1.85	2.17	0.41	—	—	0.41	—	16.69	14.73	0.67	0.65	0.65	2.01	425,002	174
12-31-16	14.10	0.30•	0.78	1.08	0.25	—	—	0.25	—	14.93	7.82	0.67	0.62	0.62	2.09	417,376	184
Class S
12-31-20	15.62	0.23•	1.24	1.47	0.32	0.43	—	0.75	—	16.34	10.57	1.01	0.94	0.94	1.59	2,794	96
12-31-19	14.02	0.29•	2.25	2.54	0.33	0.61	—	0.94	—	15.62	18.80	0.94	0.94	0.94	1.98	2,511	113
12-31-18	16.59	0.30•	(1.36)	(1.06)	0.31	1.20	—	1.51	—	14.02	(7.03)	0.92	0.92	0.92	1.94	2,693	184
12-31-17	14.85	0.28•	1.82	2.10	0.36	—	—	0.36	—	16.59	14.37	0.92	0.90	0.90	1.76	3,560	174
12-31-16	14.01	0.26•	0.79	1.05	0.21	—	—	0.21	—	14.85	7.62	0.92	0.87	0.87	1.84	3,738	184
Voya Global High Dividend Low Volatility Portfolio
Class ADV
12-31-20	10.83	0.18	(0.35)	(0.17)	0.19	—	0.01	0.20	—	10.46	(1.27)	1.16	1.10	1.10	1.86	13,684	72
12-31-19	9.63	0.25	1.71	1.96	0.24	0.52	—	0.76	—	10.83	21.06	1.10	1.10	1.10	2.43	15,665	63
12-31-18	11.02	0.23•	(1.21)	(0.98)	0.40	0.01	—	0.41	—	9.63	(9.26)(a)	1.12	1.11	1.11	2.12	15,225	147
12-31-17	9.12	0.14•	1.95	2.09	0.19	—	—	0.19	—	11.02	23.10	1.10	1.10	1.10	1.43	19,605	60
12-31-16	8.85	0.16•	0.31	0.47	0.20	—	—	0.20	—	9.12	5.53	1.10	1.10	1.10	1.87	19,883	101
Class I
12-31-20	10.82	0.23	(0.36)	(0.13)	0.24	—	0.01	0.25	—	10.44	(0.83)	0.66	0.60	0.60	2.36	129,379	72
12-31-19	9.62	0.30	1.71	2.01	0.29	0.52	—	0.81	—	10.82	21.68	0.60	0.60	0.60	2.92	149,439	63
12-31-18	11.13	0.29•	(1.22)	(0.93)	0.57	0.01	—	0.58	—	9.62	(8.85)(a)	0.62	0.61	0.61	2.63	132,480	147
12-31-17	9.21	0.20•	1.96	2.16	0.24	—	—	0.24	—	11.13	23.73	0.60	0.60	0.60	1.91	162,746	60
12-31-16	8.94	0.21•	0.31	0.52	0.25	—	—	0.25	—	9.21	6.00	0.60	0.60	0.60	2.36	150,824	101
Class S
12-31-20	10.87	0.21	(0.37)	(0.16)	0.21	—	0.01	0.22	—	10.49	(1.09)	0.91	0.85	0.85	2.11	465,405	72
12-31-19	9.66	0.27	1.73	2.00	0.27	0.52	—	0.79	—	10.87	21.41	0.85	0.85	0.85	2.62	542,303	63
12-31-18	11.12	0.26•	(1.23)	(0.97)	0.48	0.01	—	0.49	—	9.66	(9.11)(a)	0.87	0.86	0.86	2.37	375,359	147
12-31-17	9.20	0.17•	1.96	2.13	0.21	—	—	0.21	—	11.12	23.44	0.85	0.85	0.85	1.67	480,936	60
12-31-16	8.93	0.19•	0.31	0.50	0.23	—	—	0.23	—	9.20	5.76	0.85	0.85	0.85	2.11	485,551	101
Class S2
12-31-20	10.73	0.19	(0.36)	(0.17)	0.20	—	0.01	0.21	—	10.35	(1.25)	1.06	1.00	1.00	1.95	354	72
12-31-19	9.54	0.26•	1.70	1.96	0.25	0.52	—	0.77	—	10.73	21.26	1.00	1.00	1.00	2.59	332	63
12-31-18	10.95	0.23•	(1.20)	(0.97)	0.43	0.01	—	0.44	—	9.54	(9.27)(a)	1.02	1.01	1.01	2.17	273	147
12-31-17	9.07	0.15•	1.94	2.09	0.21	—	—	0.21	—	10.95	23.29	1.00	1.00	1.00	1.46	422	60
12-31-16	8.80	0.18	0.30	0.48	0.21	—	—	0.21	—	9.07	5.64	1.03	1.00	1.00	1.98	278	101
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	$(000’s)	(%)
Voya Global High Dividend Low Volatility Portfolio (continued)
Class T
12-31-20	10.85	0.18	(0.37)	(0.19)	0.18	—	0.01	0.19	—	10.47	(1.48)	1.41	1.20	1.20	1.74	2,573	72
12-31-19	9.59	0.26•	1.69	1.95	0.17	0.52	—	0.69	—	10.85	21.05	1.35	1.20	1.20	2.56	3,232	63
12-31-18	10.96	0.22•	(1.21)	(0.99)	0.37	0.01	—	0.38	—	9.59	(9.41)(a)	1.37	1.21	1.21	2.03	31,833	147
12-31-17	9.07	0.13•	1.93	2.06	0.17	—	—	0.17	—	10.96	22.95	1.35	1.20	1.20	1.30	39,544	60
12-31-16	8.80	0.16•	0.30	0.46	0.19	—	—	0.19	—	9.07	5.41	1.35	1.20	1.20	1.79	41,291	101
Voya Government Money Market Portfolio
Class I
12-31-20	1.00	0.00*	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.29	0.51	0.17	0.17	0.20	569,945	—
12-31-19	1.00	0.02	0.00*	0.02	0.02	0.00*	—	0.02	—	1.00	1.96	0.39	0.34	0.34	1.86	469,271	—
12-31-18	1.00	0.02	0.00*	0.02	0.02	0.00*	—	0.02	—	1.00	1.56	0.39	0.34	0.34	1.54	463,191	—
12-31-17	1.00	0.01	0.00*	0.01	0.01	0.00*	—	0.01	—	1.00	0.61	0.39	0.34	0.34	0.58	438,591	—
12-31-16	1.00	0.00*	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.18	0.39	0.34	0.34	0.08	504,575	—
Class S
12-31-20	1.00	0.00*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.04	0.76	0.17	0.17	0.00*	51	—
06-30-18(5)	1.00	0.01	0.00*	0.01	0.01	0.00*	—	0.01	—	1.00	0.57	0.64	0.49	0.49	1.14	46	—
12-31-17	1.00	0.00*	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.46	0.64	0.49	0.49	0.39	44	—
12-31-16	1.00	0.00*	0.00*	0.00	0.00*	0.00*	—	0.00*	—	1.00	0.10	0.64	0.38	0.38	0.00*	82	—
Voya Growth and Income Portfolio
Class ADV
12-31-20	27.93	0.26	4.22	4.48	0.26	2.86	—	3.12	—	29.29	16.74	1.17	1.07	1.07	0.90	903,118	92
12-31-19	24.42	0.35	6.42	6.77	0.35	2.91	—	3.26	—	27.93	28.29	1.13	1.03	1.03	1.17	896,424	69
12-31-18	28.94	0.37•	(1.75)	(1.38)	0.39	2.75	—	3.14	—	24.42	(4.88)	1.13	1.03	1.03	1.29	824,943	84
12-31-17	27.51	0.36•	5.06	5.42	0.41	3.58	—	3.99	—	28.94	19.79	1.13	1.03	1.03	1.21	1,010,017	80
12-31-16	27.81	0.40•	2.10	2.50	0.43	2.37	—	2.80	—	27.51	9.25	1.13	1.03	1.03	1.44	1,064,550	98
Class I
12-31-20	28.44	0.39	4.32	4.71	0.39	2.86	—	3.25	—	29.90	17.26	0.67	0.62	0.62	1.35	1,845,796	92
12-31-19	24.81	0.48	6.54	7.02	0.48	2.91	—	3.39	—	28.44	28.88	0.63	0.58	0.58	1.62	1,798,927	69
12-31-18	29.37	0.51•	(1.79)	(1.28)	0.53	2.75	—	3.28	—	24.81	(4.46)	0.63	0.58	0.58	1.74	1,602,432	84
12-31-17	27.87	0.51•	5.13	5.64	0.56	3.58	—	4.14	—	29.37	20.34	0.63	0.58	0.58	1.66	1,906,723	80
12-31-16	28.13	0.54•	2.14	2.68	0.57	2.37	—	2.94	—	27.87	9.77	0.63	0.58	0.58	1.89	1,778,873	98
Class S
12-31-20	27.96	0.32	4.22	4.54	0.32	2.86	—	3.18	—	29.32	16.93	0.92	0.87	0.87	1.10	482,532	92
12-31-19	24.44	0.41	6.42	6.83	0.40	2.91	—	3.31	—	27.96	28.55	0.88	0.83	0.83	1.37	479,676	69
12-31-18	28.97	0.43•	(1.76)	(1.33)	0.45	2.75	—	3.20	—	24.44	(4.69)	0.88	0.83	0.83	1.49	451,557	84
12-31-17	27.53	0.42•	5.07	5.49	0.47	3.58	—	4.05	—	28.97	20.06	0.88	0.83	0.83	1.41	556,169	80
12-31-16	27.83	0.46•	2.10	2.56	0.49	2.37	—	2.86	—	27.53	9.45	0.88	0.83	0.83	1.64	607,941	98
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	$(000’s)	(%)
Voya Growth and Income Portfolio (continued)
Class S2
12-31-20	27.59	0.25•	4.19	4.44	0.29	2.86	—	3.15	—	28.88	16.81	1.07	1.02	1.02	0.95	367	92
12-31-19	24.13	0.47	6.22	6.69	0.32	2.91	—	3.23	—	27.59	28.33	1.03	0.98	0.98	1.23	294	69
12-31-18	28.65	0.38•	(1.73)	(1.35)	0.42	2.75	—	3.17	—	24.13	(4.82)	1.03	0.98	0.98	1.34	407	84
12-31-17	27.27	0.38•	5.01	5.39	0.43	3.58	—	4.01	—	28.65	19.89	1.03	0.98	0.98	1.27	412	80
12-31-16	27.60	0.42	2.08	2.50	0.46	2.37	—	2.83	—	27.27	9.30	1.06	0.98	0.98	1.50	370	98
Voya Intermediate Bond Portfolio
Class ADV
12-31-20	12.94	0.32	0.61	0.93	0.38	0.30	—	0.68	—	13.19	7.32	1.08	1.03	1.03	2.40	312,654	99
12-31-19	12.20	0.37	0.76	1.13	0.37	0.02	—	0.39	—	12.94	9.29	1.03	1.03	1.03	2.88	291,207	149
12-31-18	12.73	0.36	(0.50)	(0.14)	0.39	—	—	0.39	—	12.20	(1.08)	1.03	1.03	1.03	2.95	265,204	193
12-31-17	12.53	0.34	0.22	0.56	0.36	—	—	0.36	—	12.73	4.53	1.03	1.02	1.02	2.67	311,323	300
12-31-16	12.40	0.33	0.16	0.49	0.36	—	—	0.36	—	12.53	3.92	1.03	0.98	0.98	2.58	311,448	296
Class I
12-31-20	13.08	0.39	0.61	1.00	0.45	0.30	—	0.75	—	13.33	7.81	0.58	0.53	0.53	2.89	1,108,593	99
12-31-19	12.33	0.44	0.77	1.21	0.44	0.02	—	0.46	—	13.08	9.85	0.53	0.53	0.53	3.38	1,023,645	149
12-31-18	12.86	0.43	(0.50)	(0.07)	0.46	—	—	0.46	—	12.33	(0.54)	0.53	0.53	0.53	3.45	986,608	193
12-31-17	12.66	0.41	0.22	0.63	0.43	—	—	0.43	—	12.86	5.04	0.53	0.52	0.52	3.17	1,117,794	300
12-31-16	12.52	0.40•	0.14	0.54	0.40	—	—	0.40	—	12.66	4.33	0.53	0.48	0.48	3.08	1,174,851	296
Class S
12-31-20	12.99	0.35	0.62	0.97	0.42	0.30	—	0.72	—	13.24	7.57	0.83	0.78	0.78	2.65	2,139,406	99
12-31-19	12.25	0.40	0.76	1.16	0.40	0.02	—	0.42	—	12.99	9.54	0.78	0.78	0.78	3.13	2,198,827	149
12-31-18	12.78	0.40	(0.51)	(0.11)	0.42	—	—	0.42	—	12.25	(0.82)	0.78	0.78	0.78	3.20	2,255,122	193
12-31-17	12.58	0.37	0.23	0.60	0.40	—	—	0.40	—	12.78	4.79	0.78	0.77	0.77	2.92	2,587,503	300
12-31-16	12.44	0.36•	0.16	0.52	0.38	—	—	0.38	—	12.58	4.16	0.78	0.73	0.73	2.83	2,887,280	296
Class S2
12-31-20	12.94	0.33	0.62	0.95	0.40	0.30	—	0.70	—	13.19	7.42	0.98	0.93	0.93	2.50	21,316	99
12-31-19	12.20	0.38	0.76	1.14	0.38	0.02	—	0.40	—	12.94	9.40	0.93	0.93	0.93	2.99	21,401	149
12-31-18	12.73	0.38	(0.51)	(0.13)	0.40	—	—	0.40	—	12.20	(0.98)	0.93	0.93	0.93	3.05	22,040	193
12-31-17	12.53	0.35	0.22	0.57	0.37	—	—	0.37	—	12.73	4.63	0.93	0.92	0.92	2.77	25,649	300
12-31-16	12.40	0.34•	0.16	0.50	0.37	—	—	0.37	—	12.53	3.99	0.96	0.88	0.88	2.68	24,796	296
Voya Small Company Portfolio
Class ADV
12-31-20	15.91	(0.04)	1.77	1.73	0.01	0.27	—	0.28	—	17.36	11.73	1.52	1.40	1.40	(0.31)	6,851	134
12-31-19	14.86	(0.01)	3.55	3.54	0.00*	2.49	—	2.49	—	15.91	25.56	1.39	1.39	1.39	(0.06)	7,227	125
12-31-18	20.95	(0.04)	(2.76)	(2.80)	0.02	3.27	—	3.29	—	14.86	(16.22)	1.39	1.39	1.39	(0.18)	6,342	96
12-31-17	21.20	(0.01)	2.12	2.11	—	2.36	—	2.36	—	20.95	10.69	1.38	1.37	1.37	(0.01)	7,817	74
12-31-16	18.99	(0.02)	4.13	4.11	—	1.90	—	1.90	—	21.20	23.84	1.38	1.33	1.33	(0.09)	6,463	71
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	$(000’s)	(%)
Voya Small Company Portfolio (continued)
Class I
12-31-20	17.04	0.05	1.86	1.91	0.09	0.27	—	0.36	—	18.59	12.28	1.02	0.90	0.90	0.19	347,004	134
12-31-19	15.75	0.07•	3.78	3.85	0.07	2.49	—	2.56	—	17.04	26.21	0.89	0.89	0.89	0.44	427,877	125
12-31-18	22.01	0.06•	(2.94)	(2.88)	0.11	3.27	—	3.38	—	15.75	(15.84)	0.89	0.89	0.89	0.31	435,019	96
12-31-17	22.12	0.10	2.23	2.33	0.08	2.36	—	2.44	—	22.01	11.29	0.88	0.87	0.87	0.49	607,230	74
12-31-16	19.73	0.09	4.29	4.38	0.09	1.90	—	1.99	—	22.12	24.49	0.88	0.83	0.83	0.41	545,125	71
Class R6
12-31-20	17.04	0.03	1.89	1.92	0.09	0.27	—	0.36	—	18.60	12.34	0.89	0.89	0.89	0.25	11,466	134
12-31-19	15.75	0.09	3.76	3.85	0.07	2.49	—	2.56	—	17.04	26.20	0.89	0.89	0.89	0.44	5,665	125
12-31-18	22.01	0.06	(2.94)	(2.88)	0.11	3.27	—	3.38	—	15.75	(15.85)	0.89	0.89	0.89	0.33	6,115	96
12-31-17	22.13	0.11•	2.21	2.32	0.08	2.36	—	2.44	—	22.01	11.23	0.88	0.87	0.87	0.53	6,274	74
12-31-16	19.74	0.10•	4.28	4.38	0.09	1.90	—	1.99	—	22.13	24.49	0.88	0.83	0.83	0.50	2,694	71
Class S
12-31-20	16.48	(0.00)*	1.83	1.83	0.05	0.27	—	0.32	—	17.99	12.04	1.27	1.15	1.15	(0.06)	80,512	134
12-31-19	15.30	0.03	3.66	3.69	0.02	2.49	—	2.51	—	16.48	25.86	1.14	1.14	1.14	0.20	86,035	125
12-31-18	21.46	0.02	(2.86)	(2.84)	0.05	3.27	—	3.32	—	15.30	(16.05)	1.14	1.14	1.14	0.06	80,225	96
12-31-17	21.63	0.05•	2.17	2.22	0.03	2.36	—	2.39	—	21.46	11.00	1.13	1.12	1.12	0.22	111,723	74
12-31-16	19.33	0.03	4.21	4.24	0.04	1.90	—	1.94	—	21.63	24.16	1.13	1.08	1.08	0.16	136,845	71

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)
Unaudited. There were no shares outstanding as of December 31, 2018 and December 31, 2019.

(a)
Excluding amounts related to a transition cost reimbursement recorded in the year ended December 31, 2018, total return for Voya Global High Dividend Low Volatility Portfolio would have been (9.37)%, (8.96)%, (9.22)%, (9.38)% and (9.52)% for Classes ADV, I, S, S2 and T, respectively.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020

NOTE 1 — ORGANIZATION
As further detailed below, the Voya Variable Product Funds are series of Voya Balanced Portfolio, Inc., Voya Variable Funds, Voya Variable Portfolios, Inc., Voya Intermediate Bond Portfolio, and Voya Government Money Market Portfolio (collectively, the “Registrants”), all of which are open-end investment management companies registered under the Investment Company Act of 1940, as amended (“1940 Act”).
Voya Balanced Portfolio, Inc. is a company incorporated under the laws of Maryland on December 14, 1988 with one diversified series, Voya Balanced Portfolio (“Balanced”). Voya Variable Funds is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, Voya Growth and Income Portfolio (“Growth and Income”). Voya Variable Portfolios, Inc. is a company incorporated under the laws of Maryland on June 4, 1996 and has fourteen active separate investment series. The two diversified series of Voya Variable Portfolios, Inc. included in this report are Voya Global High Dividend Low Volatility Portfolio (“Global High Dividend Low Volatility”), and Voya Small Company Portfolio (“Small Company”). Voya Intermediate Bond Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, Voya Intermediate Bond Portfolio (“Intermediate Bond”). Voya Government Money Market Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, Voya Government Money Market Portfolio (“Government Money Market”). Each of the Voya Variable Product Funds is a “Portfolio” and collectively, they are the “Portfolios.” The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus. Prior to May 1, 2020, Global High Dividend Low Volatility was known as “Voya Global Equity Portfolio.”
The classes of shares included in this report are: Adviser (“Class ADV”), Class I, Class R6, Class S, Service 2 (“Class S2”) and Class T; however, each Portfolio may not offer all share classes. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if any, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio, (except Government Money Market), is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board of Directors/Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
Government Money Market uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of  $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Board has established procedures designed to stabilize, to the extent reasonably possible, the share price of Government Money Market, there can be no assurance that the Portfolio’s NAV can be maintained at $1.00 per share.
Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included within the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Portfolio has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on each Portfolio’s book, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. Certain Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. Master Agreements (“Master Agreements”). These Master Agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of December 31, 2020, the maximum amount of loss that Balanced and Intermediate Bond would incur if the counterparties to their derivative transactions failed to perform would be $16,995 and $778,564, respectively, which represents the gross payments to be received by the Portfolios on OTC purchased options and open forward foreign currency contracts were they to be unwound as of December 31, 2020. The Portfolios did not receive any cash collateral at December 31, 2020.
Each Portfolio has credit-related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit-related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and/or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.
As of December 31, 2020, Balanced and Intermediate Bond had a liability position of  $39,884 and $2,402,473, respectively, on open forward foreign currency contracts and OTC written options. If a contingent feature would have been triggered as of December 31, 2020, these Portfolios could have been required to pay these amounts in cash to their counterparties. At December 31, 2020, Intermediate Bond pledged $1,820,000 in cash collateral to certain counterparties for open OTC derivatives. Balanced did not pledge any cash collateral at December 31, 2020.
E. Forward Foreign Currency Transactions and Futures Contracts. Certain Portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

dollar in connection with the planned purchases or sales of securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. A Portfolio either enters into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
During the year ended December 31, 2020, the following Portfolios had average contract amounts on forward foreign currency contracts purchased and sold as disclosed below:
	Purchased	Sold
Balanced	$143,192	$1,095,383
Intermediate Bond	6,859,306	66,587,198
The above Portfolios entered into forward foreign currency contracts to protect any non-U.S. dollar-denominated holdings from adverse currency movements. Please refer to the tables within each respective Portfolio of Investments for open forward foreign currency contracts at December 31, 2020.
Each Portfolio, with the exception of Government Money Market, may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio’s assets are valued.
Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and included within Cash collateral for futures contracts on the Statement of Assets and Liabilities. Open futures contracts are reported on a table within each Portfolio’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2020, Balanced and Intermediate Bond have purchased and sold futures contracts on various bonds and notes as part of their duration management. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of a Portfolio’s securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. During the year ended December 31, 2020, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below:
	Purchased	Sold
Balanced	$32,912,909	$17,764,215
Intermediate Bond	601,766,367	160,452,960
Please refer to the tables within each respective Portfolio of Investments for the above Portfolios’ open futures contracts at December 31, 2020.
F. Options Contracts. Certain Portfolios may write call and put options on futures, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Portfolios exposure to the underlying instrument. Writing call options tends to decrease the Portfolios exposure to the underlying instrument. When a Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Forward premium swaptions include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. Premiums received from writing options which expire are

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolios may not be able to enter into a closing transaction because of an illiquid market. The Portfolios may also purchase put and call options. Purchasing call options tends to increase the Portfolios’ exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolios exposure to the underlying instrument. The Portfolios pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.
During the year ended December 31, 2020, Balanced and Intermediate Bond had purchased foreign currency options to manage their foreign exchange exposure. Balanced and Intermediate Bond had average notional values of $2,530,285 and $129,236,614, respectively, on purchased foreign currency options. Please refer to the tables within each respective Portfolio of Investments for open purchased foreign currency options at December 31, 2020.
During the year ended December 31, 2020, Balanced and Intermediate Bond had written foreign currency options to generate income. Balanced and Intermediate Bond had average notional values of  $1,619,060 and $77,212,101, respectively, on written foreign currency options. Please refer to the tables within each respective Portfolio of Investments for open purchased foreign currency options at December 31, 2020.
During the year ended December 31, 2020, Balanced and Intermediate Bond had purchased options on exchange-traded funds to gain exposure to certain market sectors. Balanced and Intermediate Bond had an average notional value of  $900,382 and $71,371,427, respectively, on purchased options on exchange-traded funds. The Portfolios did not have any open purchased options on exchange-traded funds at December 31, 2020.
During the year ended December 31, 2020, Balanced and Intermediate Bond had purchased forward premium swaptions to manage duration and yield curve exposures. Balanced and Intermediate Bond had average notional values of  $4,101,000 and $235,427,000, respectively, on purchased forward premium swaptions. The Portfolios did not have any open purchased forward premium swaptions at December 31, 2020.
During the year ended December 31, 2020, Balanced and Intermediate Bond had purchased credit default swaptions in an attempt to gain exposure to certain credit markets. Balanced and Intermediate Bond had average notional values of  $993,500 and $51,797,500, respectively, on purchased credit default swaptions. Please refer to the tables within each respective Portfolio of Investments for open purchased credit default swaptions at December 31, 2020.
During the year ended December 31, 2020, Balanced and Intermediate Bond had written credit default swaptions to generate income. Balanced and Intermediate Bond had average notional values of  $1,529,000 and $84,348,500, respectively, on written credit default swaptions. There were no open written credit default swaptions at year ended December 31, 2020.
G. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Government Monday Market declares and pays net short-term capital gain distributions, if any, monthly and net long-term capital gain distributions, if any, annually. All other Portfolios distribute capital gains, if any, annually. Balanced and Small Company declare and pay dividends, if any, annually. Growth and Income declares and pays dividends, if any, semi-annually. Government Money Market and Intermediate Bond declare dividends daily and pay dividends, if any, monthly. Global High Dividend Low Volatility declares and pays dividends, if any, quarterly. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
H. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.
The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
I. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
J. Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.
Repurchase agreements are entered into by the Portfolios under Master Repurchase Agreements (“MRA”) which permit the Portfolios, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables or payables under the MRA with collateral held and/or pledged by the counterparty and create one single net payment due to or from the respective Portfolio. Please refer to the table within the Portfolio of Investments for Government Money Market for open repurchase agreements subject to the MRA on a net basis at December 31, 2020.
K. Securities Lending. Each Portfolio (except Government Money Market) may temporarily loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.
L. Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
M. When-Issued and Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such is identified in the Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the Portfolios’ custodian sufficient to cover the purchase price.
To mitigate counterparty risk, certain Portfolios have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities).
At December 31, 2020, Intermediate Bond had received $270,000 in cash collateral with certain counter parties for open delayed-delivery or when-issued transactions.
N. Mortgage Dollar Roll Transactions. Each Portfolio, except Small Company, may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales. For fee based roll transactions, the fee is recorded as income.
O. Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the
OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported within each Portfolio’s Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Portfolio’s Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio’s Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Portfolio’s counterparty on the swap agreement becomes the CCP. The Portfolios are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.
A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).
Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.
For the year ended December 31, 2020, Balanced and Intermediate Bond bought and sold credit protection (Balanced only) on credit default swap indices (“CDX”). A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. Balanced and Intermediate Bond used CDX swaps to gain additional exposure with various

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

sectors of the credit market and to hedge the credit risk associated with various sectors within the credit market.
For the year ended December 31, 2020, Balanced had an average notional amount of  $1,933,819 on credit default swaps to buy protection and an average notional amount of $483,120 on credit default swaps to sell protection. For the year ended December 31, 2020, Intermediate Bond had an average notional amount of  $155,541,793 on credit default swaps to buy protection. Please refer to the tables within the Portfolio of Investments for Intermediate Bond for open credit default swaps to buy protection at December 31, 2020. Balanced did not have any open credit default swaps to buy or sell protection at December 31, 2020.
Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.
For the year ended December 31, 2020, Balanced has entered into interest rate swaps in which they pay a floating interest rate and receive a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on Long interest rate swaps were $1,759,000.
For the year ended December 31, 2020, Balanced and Intermediate Bond has entered into interest rate swaps in which they pay a fixed interest rate and receive a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on Short interest rate swaps were $1,478,667 and $48,229,000, respectively.
Balanced and Intermediate Bond entered into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. The Portfolios did not have any open interest rate swaps at December 31, 2020.
At December 31, 2020, Intermediate Bond has pledged $4,816,000 in cash collateral for open centrally cleared credit default swaps.
Volatility Swap Contracts. Certain Portfolios may enter into volatility swaps. Volatility swaps are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. As a receiver of the realized price volatility, a Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, a Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike.
During the year ended December 31, 2020, Balanced and Intermediate Bond had average notional amounts of $5,500 and $336,000, respectively, on foreign currency volatility swaps (receiver). The Portfolios did not have any open volatility swaps at December 31, 2020.
P. Indemnifications. In the normal course of business, the Registrants may enter into contracts that provide certain indemnifications. The Registrants’ maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended December 31, 2020, the cost of purchases and the proceeds from the sales of securities, excluding short-term and U.S. government securities, were as follows:
	Purchases	Sales
Balanced	$218,303,716	$237,675,657
Global High Dividend Low Volatility	429,472,513	504,626,403
Growth and Income	2,649,215,150	3,040,842,525
Intermediate Bond	874,392,343	726,327,035
Small Company	532,579,350	632,502,595
U.S. government securities not included above were as follows:
	Purchases	Sales
Balanced	$108,446,062	$105,524,510
Intermediate Bond	2,589,587,528	2,789,644,620
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:
Portfolio	Fee
Balanced	0.60%
Global High Dividend Low Volatility	0.56% on the first $500 million; 0.53% on the next $500 million; 0.51% thereafter
Government Money Market(1)	0.35%
Growth and Income(1)	0.600% on the first $5 billion; 0.550% on the next $5 billion; 0.525% thereafter
Intermediate Bond	0.50% on first $4 billion; 0.48% on next $3 billion; 0.46% thereafter
Small Company	0.85%

(1)
The Investment Adviser is contractually obligated to waive a portion of the management fee equal to 0.045% on the first $5 billion and 0.070% thereafter of the Portfolio’s average daily net assets. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into sub-advisory agreements with Voya IM with respect to each Portfolio. Voya IM provides investment advice for the Portfolios and is paid by the Investment Adviser based on the average daily net assets of each respective Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with each Portfolio’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Class ADV, Class S, Class S2 and Class T shares of the respective Portfolios are subject to a shareholder services and distribution plan or a distribution plan (each a “Plan” and collectively, the “Plans”). Pursuant to the Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Portfolios’ shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor.
Under the Plans for Class ADV and Class S2 shares of the respective Portfolios, the Distributor is paid an annual shareholder service fee at the rate of 0.25% of each Portfolio’s average daily net assets attributable to its Class ADV and Class S2 shares. The Distributor is paid an annual distribution fee at the rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class ADV shares and the Distributor is paid an annual distribution fee at the rate of 0.15% of the Portfolio’s average daily net assets attributable to its Class S2 shares. The Distributor has contractually agreed to waive 0.05% of the distribution fee for Class ADV shares of Growth and Income so that the actual fee paid by Class ADV shares of the Portfolio is an annual rate of 0.20%. Termination or modification of this obligation requires approval by the Board.
Under the Plan for Class S shares of the respective Portfolios, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class S shares. For Government Money Market, the Distributor has contractually agreed to waive 0.10% of average daily net assets attributable to distribution fees for Class S shares, so that the actual fee paid by Class S shares of Government Money Market is an annual rate of 0.15%. Termination or modification of this obligation requires approval by the Board.
Under the Plan for Class T shares of Global High Dividend Low Volatility, the Distributor is paid an annual distribution fee at the rate of 0.50% of Global High Dividend Low Volatility’s average daily net assets attributable to Class T shares. The Distributor has contractually agreed to waive a portion of its fee equal to 0.15% of the average daily net assets attributable to the distribution fee paid by Class T shares of Global High Dividend Low Volatility, so that the actual fee paid by Class T shares of Global High Dividend Low Volatility is an annual rate of 0.35%. Termination or modification of this obligation requires approval by the Board.
Class T shares of Global High Dividend Low Volatility are subject to a shareholder servicing plan (“Service Plan”). The Service Plan allows the Distributor to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services related to Class T and their shareholders including Variable Contract owners or Qualified Plan participants with interests in Global High Dividend Low Volatility. Under the Service Plan, the Portfolio makes payments to the Distributor which shall not exceed an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class T shares.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

The Distributor and the Investment Adviser have contractually agreed to waive a portion of their distribution and/or shareholder servicing fees and management fees, as applicable, and to reimburse certain expenses to the extent necessary to assist Government Money Market in maintaining a yield of not less than zero. There is no guarantee that the Portfolio will maintain such a yield. Management fees waived or expenses reimbursed are subject to possible recoupment by the Investment Adviser, as applicable, within three years subject to certain restrictions. In no event will the amount of the recoupment on any day exceed 20% of the yield (net of all expense) of the Portfolio on that day. Distribution and shareholder servicing fees waived are not subject to recoupment. For the year ended December 31, 2020, the Distributor waived $46 of class specific distribution fees for Class S and the Investment Adviser waived $1,693,989 of management fees and/or certain expenses to assist the Portfolio in maintaining a net yield of not less than zero. Termination or modification of this obligation requires approval by the Board. Please note that these waivers or reimbursements are in addition to existing contractual expense limitations, if any. As of December 31, 2020, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:
	December 31,
	2021	2022	2023	Total
Government Money Market	$—	$—	$1,693,989	$1,693,989
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2020, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc.owned more than 5% of the following Portfolios:
Subsidiary	Portfolio	Percentage
Voya Institutional Trust Company	Government Money Market	5.25%
	Intermediate Bond	11.59
	Small Company	15.77
Voya Retirement Insurance and Annuity Company	Balanced	87.59
	Global High Dividend Low Volatility	19.20
	Government Money Market	91.95
	Growth and Income	52.81
	Intermediate Bond	26.74
	Small Company	61.99
The Investment Adviser may direct the Portfolios’ Sub-Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.
The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors/trustees, as described in the DC Plan, to defer the receipt of all or a portion of the directors’/trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director/trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director/trustee (the “Notional Funds”). When the Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’/trustees’ deferred fees, this results in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of directors’/trustees’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
Effective January 1, 2020, the Portfolios may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended December 31, 2020, the per account fees for affiliated recordkeeping services paid by each Portfolio were as follows:
Portfolio	Amount
Balanced	$305,570
Global High Dividend Low Volatility	325,716
Government Money Market	753,823
Growth and Income	1,184,203
Intermediate Bond	1,732,584
Small Company	538,338
NOTE 7 — LICENSING FEE
Balanced pays an annual licensing fee to S&P Opco, LLC.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the following Portfolios whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:
Portfolio	Class ADV	Class I	Class R6	Class S	Class S2	Class T
Balanced	N/A	0.69%	N/A	0.94%	N/A	N/A
Global High Dividend Low Volatility	1.34%	0.84%	N/A	1.09%	1.24%	1.44%
Growth and Income	1.30%	0.70%	N/A	0.95%	1.10%	N/A
Intermediate Bond	1.03%	0.53%	N/A	0.78%	0.93%	N/A
Small Company(1)	1.40%	0.90%	0.90%	1.15%	N/A	N/A

(1)
Prior to January 1, 2020, the expense limits were 1.43%, 0.93%, 0.93%, and 1.18% for Class ADV, Class I, Class R6 and Class S, respectively.

Pursuant to a side letter agreement through May 1, 2021, the Investment Adviser has further lowered the expense limits to the levels listed below. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. If the Investment Adviser elects not to renew the side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that the side letter agreement will continue. Termination or modification of this obligation requires approval by the Board.
Portfolio	Class ADV	Class I	Class S	Class S2	Class T
Global High Dividend Low Volatility	1.10%	0.60%	0.85%	1.00%	1.20%
Unless otherwise specified above and with the exception of the non-recoupable management fee waivers for certain Portfolios, the Investment Adviser may at a later date recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of December 31, 2020, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as below:
	December 31,
	2021	2022	2023	Total
Balanced	$—	$—	$236,487	$236,487
Intermediate Bond	900	—	1,522,285	1,523,185
In addition to the above waived and /or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of December 31, 2020, are as follows:
	December 31,
	2021	2022	2023	Total
Small Company
Class ADV	$—	$—	$7,102	$7,102
Class I	—	—	387,425	387,425
Class S	—	—	84,569	84,569
The Expense Limitation Agreements are contractual through May 1, 2021, and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.
NOTE 9 — LINE OF CREDIT
Effective May 15, 2020, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 14, 2021. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 15, 2020, the predecessor line of credit was for an aggregate amount of  $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 15, 2020.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 9 — LINE OF CREDIT (continued)

The following Portfolios utilized the line of credit during the year ended December 31, 2020:
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Balanced	12	$828,167	1.10%
Global High Dividend Low Volatility	6	872,167	1.21
Growth and Income	3	2,782,000	1.83
Intermediate Bond	2	5,732,500	2.11
Small Company	21	1,947,476	1.59
NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Balanced
Class I
12/31/2020	360,697	—	1,372,016	(2,792,001)	(1,059,288)	5,254,763	—	18,138,058	(41,220,433)	(17,827,612)
12/31/2019	351,587	—	1,642,365	(3,035,576)	(1,041,624)	5,333,224	—	23,387,273	(45,351,053)	(16,630,556)
Class S
12/31/2020	20,580	—	9,573	(19,934)	10,219	280,671	—	126,078	(304,096)	102,653
12/31/2019	18,032	—	12,538	(61,920)	(31,350)	271,738	—	177,792	(928,052)	(478,522)
Global High Dividend Low Volatility
Class ADV
12/31/2020	77,076	—	30,013	(244,244)	(137,155)	752,065	—	263,498	(2,345,996)	(1,330,433)
12/31/2019	21,425	634	113,136	(270,243)	(135,048)	225,545	6,255	1,142,858	(2,797,995)	(1,423,337)
Class I
12/31/2020	588,767	—	360,415	(2,364,608)	(1,415,426)	5,540,929	—	3,188,660	(22,573,731)	(13,844,142)
12/31/2019	203,757	423,746	1,075,357	(1,659,519)	43,341	2,112,427	4,181,994	10,887,339	(17,217,879)	(36,119)
Class S
12/31/2020	1,269,817	—	1,152,590	(7,942,696)	(5,520,289)	12,292,843	—	10,196,485	(76,860,734)	(54,371,406)
12/31/2019	3,166,638	11,756,148	3,008,997	(6,879,858)	11,051,925	31,546,713	116,478,079	30,582,123	(71,776,716)	106,830,199
Class S2
12/31/2020	5,033	—	752	(2,502)	3,283	47,069	—	6,590	(24,262)	29,397
12/31/2019	3,476	—	2,199	(3,322)	2,353	35,649	—	22,028	(34,559)	23,118
Class T
12/31/2020	29,187	—	5,244	(86,581)	(52,150)	270,674	—	46,191	(853,521)	(536,656)
12/31/2019	135,758	—	217,134	(3,372,958)	(3,020,066)	1,400,731	—	2,178,172	(33,344,947)	(29,766,044)
Government Money Market
Class I
12/31/2020	284,993,081	—	1,404,627	(185,720,025)	100,677,683	284,993,082	—	1,404,625	(185,720,024)	100,677,683
12/31/2019	85,202,979	—	8,951,041	(88,069,498)	6,084,522	85,202,977	—	8,951,042	(88,069,498)	6,084,521
Class S(1)
12/31/2020	50,935	—	11	(335)	50,611	51,029	—	11	(335)	50,705
12/31/2019	—	—	—	—	—	—	—	—	—	—
Growth and Income
Class ADV
12/31/2020	381,685	—	3,200,778	(4,837,747)	(1,255,284)	10,173,687	—	89,633,973	(131,329,069)	(31,521,409)
12/31/2019	53,190	—	3,607,663	(5,347,857)	(1,687,004)	1,450,453	—	98,849,015	(148,158,336)	(47,858,868)
Class I
12/31/2020	131,725	—	6,481,755	(8,128,307)	(1,514,827)	3,542,024	—	185,535,497	(224,852,134)	(35,774,613)
12/31/2019	161,995	—	7,170,224	(8,663,056)	(1,330,837)	4,600,380	—	200,215,543	(242,375,120)	(37,559,197)
Class S
12/31/2020	96,683	—	1,737,030	(2,535,098)	(701,385)	2,469,446	—	48,725,698	(68,964,645)	(17,769,501)
12/31/2019	58,840	—	1,969,256	(3,348,004)	(1,319,908)	1,596,551	—	54,032,225	(92,475,107)	(36,846,331)
Class S2
12/31/2020	1,276	—	1,309	(504)	2,081	35,646	—	36,297	(14,200)	57,743
12/31/2019	767	—	1,344	(8,337)	(6,226)	20,564	—	36,282	(234,187)	(177,341)
Intermediate Bond
Class ADV
12/31/2020	3,515,325	—	1,167,978	(3,483,158)	1,200,145	46,668,825	—	15,415,594	(44,766,871)	17,317,548
12/31/2019	1,892,902	—	656,004	(1,774,527)	774,379	24,162,338	—	8,383,955	(22,547,484)	9,998,809

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Intermediate Bond (continued)
Class I
12/31/2020	9,821,445	—	4,557,628	(9,507,807)	4,871,266	130,462,764	—	60,833,201	(125,955,725)	65,340,240
12/31/2019	5,649,168	—	2,738,213	(10,104,842)	(1,717,461)	72,678,565	—	35,364,083	(129,263,245)	(21,220,597)
Class S
12/31/2020	7,846,255	—	8,618,670	(24,172,230)	(7,707,305)	104,534,355	—	114,239,492	(318,422,414)	(99,648,567)
12/31/2019	3,411,206	—	5,713,372	(23,924,489)	(14,799,911)	43,821,723	—	73,267,398	(306,088,309)	(188,999,188)
Class S2
12/31/2020	601,174	—	88,025	(726,972)	(37,773)	7,914,116	—	1,162,517	(9,573,854)	(497,221)
12/31/2019	329,802	—	51,005	(532,795)	(151,988)	4,218,768	—	651,433	(6,738,567)	(1,868,366)
Small Company
Class ADV
12/31/2020	51,983	—	10,173	(121,718)	(59,562)	701,057	—	115,866	(1,719,028)	(902,105)
12/31/2019	60,519	—	69,580	(102,697)	27,402	932,918	—	1,001,250	(1,592,828)	341,340
Class I
12/31/2020	1,920,657	—	608,513	(8,972,526)	(6,443,356)	24,446,642	—	7,399,513	(126,402,402)	(94,556,247)
12/31/2019	1,363,664	—	3,912,336	(7,789,581)	(2,513,581)	22,932,371	—	60,093,482	(135,241,464)	(52,215,611)
Class R6
12/31/2020	414,831	—	9,295	(139,912)	284,214	7,085,914	—	113,123	(2,086,431)	5,112,606
12/31/2019	35,249	—	57,878	(148,954)	(55,827)	599,447	—	889,586	(2,490,506)	(1,001,473)
Class S
12/31/2020	226,261	—	128,879	(1,098,470)	(743,330)	3,236,538	—	1,519,485	(15,645,213)	(10,889,190)
12/31/2019	173,730	—	848,701	(1,047,423)	(24,992)	3,000,039	—	12,637,157	(16,783,214)	(1,146,018)

(1)
There were no shares outstanding during the year ended December 31, 2019.

NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, each Portfolio (except Government Money Market) can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted
Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.
Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a portfolio.
The following tables represent a summary of each respective Portfolio’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2020:

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 11 — SECURITIES LENDING (continued)

Balanced
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$1,863,294	$(1,863,294)	$—
BMO Capital Markets Corp	25,183	(25,183)	—
BofA Securities Inc.	6,363	(6,363)	—
Citigroup Global Markets Inc.	5,055	(5,055)	—
Credit Suisse AG	47,731	(47,731)	—
Goldman Sachs & Co. LLC	57,840	(57,840)	—
Industrial And Commercial Bank Of China	5,874,764	(5,874,764)	—
J.P. Morgan Securities LLC	1,924,716	(1,924,716)	—
Jefferies LLC	112,492	(112,492)	—
Mizuho Securities USA LLC	26,915	(26,915)	—
Morgan Stanley & Co. LLC	1,010,106	(1,010,106)	—
National Bank of Canada Financial Inc.	18,924	(18,924)	—
National Financial Services LLC	2,615,716	(2,615,716)	—
Natixis Securities America LLC	66,270	(66,270)	—
Nomura Securities International, Inc.	14,909	(14,909)	—
RBC Capital Markets, LLC	1,167,507	(1,167,507)	—
State Street Bank and Trust Company	89,254	(89,254)	—
Wells Fargo Securities LLC	54,151	(54,151)	—
Total	$14,981,190	$(14,981,190)	$—

(1)
Cash collateral with a fair value of  $15,321,205 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Global High Dividend Low Volatiliy
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Inc.	$2,054,620	$(2,054,620)	$—
Goldman Sachs & Co. LLC	1,617,338	(1,617,338)	—
Scotia Capital (USA) Inc.	2,136,111	(2,136,111)	—
State Street Bank and Trust Company	541,770	(541,770)	—
Total	$6,349,839	$(6,349,839)	$—

(1)
Cash collateral with a fair value of  $6,668,901 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Growth and Income
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BofA Securities Inc.	$20,707,131	$(20,707,131)	$—
Goldman Sachs & Co. LLC	6,117,783	(6,117,783)	—
State Street Bank and Trust Company	27,096,855	(27,096,855)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Wells Fargo Bank NA	1,204,784	(1,204,784)	—
Total	$55,126,553	$(55,126,553)	$—

(1)
Cash collateral with a fair value of  $53,373,200 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Intermediate Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Paribas	$41,760	$(41,760)	$—
BNP Paribas Prime Brokerage Intl Ltd	3,967,699	(3,967,699)	—
CIBC World Markets Inc.	1,253,891	(1,253,891)	—
Daiwa Capital Markets America Inc.	608,186	(608,186)	—
Morgan Stanley & Co. LLC	218,381	(218,381)	—
National Bank Financial Inc.	112,712	(112,712)	—
RBC Capital Markets, LLC	428,674	(428,674)	—
Scotia Capital (USA) Inc.	599,910	(599,910)	—
SunTrust Robinson Humphrey, Inc.	1,392,074	(1,392,074)	—
UBS Securities LLC	1,444,290	(1,444,290)	—
Total	$10,067,577	$(10,067,577)	$—

(1)
Cash collateral with a fair value of  $10,433,390 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Small Company
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$55,464	$(55,464)	$—
BofA Securities Inc.	841,349	(841,349)	—
CIBC World Markets Corporation	2,355,332	(2,355,332)	—
Citadel Securities LLC	45,228	(45,228)	—
Citigroup Global Markets Inc.	324,221	(324,221)	—
Deutsche Bank Securities Inc.	1,107,469	(1,107,469)	—
Goldman Sachs & Co. LLC	1,543,945	(1,543,945)	—
J.P. Morgan Securities LLC	1,667,452	(1,667,452)	—
Jefferies LLC	64,835	(64,835)	—
Morgan Stanley & Co. LLC	1,325,286	(1,325,286)	—
National Bank of Canada Financial Inc.	1,234,567	(1,234,567)	—
National Financial Services LLC	1,782,596	(1,782,596)	—
Nomura Securities International, Inc.	3,000	(3,000)	—
SG Americas Securities, LLC	1,935,926	(1,935,926)	—
Wells Fargo Securities LLC	105,254	(105,254)	—
Total	$14,391,924	$(14,391,924)	$—

(1)
Cash collateral with a fair value of  $14,750,338 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, futures contracts, income from passive foreign investment companies (PFICs), paydowns, straddle loss deferrals, swaps, capital loss carryforwards and wash sale deferrals.
Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of December 31, 2020:
	Paid-in Capital	Distributable Earnings
Government Money Market	$(66,383)	$66,383
Intermediate Bond	287,961	(287,961)
Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2020			Year Ended December 31, 2019
	Ordinary Income	Long-term Capital Gain	Return Of Capital	Ordinary Income	Long-term Capital Gain
Balanced	$13,587,908	$4,676,228	$—	$8,811,831	$14,753,234
Global High Dividend Low Volatility	13,380,653	—	320,771	16,108,952	28,703,568
Government Money Market	1,404,636	—	—	8,951,042	—
Growth and Income	34,554,841	289,550,563	—	44,737,928	308,615,727
Intermediate Bond	161,769,148	29,891,272	—	117,674,224	—
Small Company	4,343,405	4,804,582	—	17,627,644	56,993,831
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2020 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Late Year Ordinary Losses Deferred	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
					Amount	Character	Expiration
Balanced	$9,654,626	$2,536,015	$—	$53,217,389	$—	—	—
Global High Dividend Low Volatility	—	—	—	58,140,126	(24,259,378)	Short-term	None
					(25,706,795)	Long-term	None
					$(49,966,173)
Government Money Market	—	—	—	—	—	—	—
Growth and Income	—	89,150,638	—	807,614,186	—	—	—
Intermediate Bond	—	91,902	(9,385,706)	148,383,317	—	—	—
Small Company	2,423,773	—	—	66,597,837	—	—	—
The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state.
As of December 31, 2020, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 13 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
The U.K. Financial Conduct Authority has announced that it intends to stop persuading or compelling banks to submit LIBOR rates after 2021, and it remains unclear whether LIBOR will continue to exist after that date and, if so, in what form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in many major currencies. The U.S. Federal Reserve Board, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication.
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on a Portfolio’s existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of a Portfolio; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on a Portfolio. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021.
NOTE 14 — MARKET DISRUPTION
A Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Portfolios. Any of these occurrences could disrupt the operations of a Portfolio and of the Portfolios’ service providers.
NOTE 15 — OTHER ACCOUNTING PRONOUNCEMENTS
The Portfolios have adopted the provisions of Financial Accounting Standards Board Accounting Standards Update 2018-13 (“ASU 2018-13”), Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 introduces new fair value disclosure requirements as well as provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The impact of the Portfolios’ adoption was limited to changes in the Portfolios’ financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable. Upon evaluation, the Portfolios have concluded that the adoption of the new accounting standard does not materially impact the financial statement amounts.
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2020 (continued)

NOTE 16 — REORGANIZATION
On August 23, 2019, Global High Dividend Low Volatility (“Acquiring Portfolio”) acquired all of the net assets and assumed all liabilities of VY® Templeton Global Growth Portfolio (“Acquired Portfolio”), an open-end investment company that is not included in this report, in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the shareholders of the Acquired Portfolio on July 30, 2019. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed on January 1, 2019, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2019, are as follows (Unaudited):
Net investment income	$19,504,276
Net realized and unrealized loss on investments	$105,448,232
Net decrease in net assets resulting from operations	$124,952,508
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since August 23, 2019. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:
Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Portfolio’ Capital Losss Carryforwards (000s)	Acquired Portfolio’s Unrealized Depreciation (000s)	Portfolios’ Conversion Ratio
$120,666	$556,430	$17,820	$(1,879)	0.7298
The net assets of the Acquiring Portfolio after the acquisition of Acquired Portfolio were $677,095,962.
NOTE 17 — SUBSEQUENT EVENTS
Dividends: Subsequent to December 31, 2020, the following Portfolios paid dividends and distributions of:
	Type	Per Share Amount	Payable Date	Record Date
Government Money Market
Class I	STCG	$0.0000*	February 1, 2021	January 28, 2021
Class S	STCG	$0.0000*	February 1, 2021	January 28, 2021
Intermediate Bond
Class ADV	NII	$0.0332	February 1, 2021	Daily
Class I	NII	$0.0393	February 1, 2021	Daily
Class S	NII	$0.0362	February 1, 2021	Daily
Class S2	NII	$0.0344	February 1, 2021	Daily

NII –
Net investment income

STCG – Short-term capital gain
*
Amount rounds to $0.0000.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2020

Shares		Value	Percentage of Net Assets
COMMON STOCK: 39.5%
	Communication Services: 3.5%
1,941 (1)	Alphabet, Inc. - Class A	$3,401,874	0.9
12,481	Comcast Corp. - Class A	654,004	0.2
9,290 (1)	Facebook, Inc. - Class A	2,537,656	0.7
1,430 (1)	NetFlix, Inc.	773,244	0.2
713 (2)	Scout24 AG	58,262	0.0
14,849	Verizon Communications, Inc.	872,379	0.2
328,350 (3)(4)	Other Securities	4,628,606	1.3
		12,926,025	3.5
	Consumer Discretionary: 5.0%
1,454 (1)	Amazon.com, Inc.	4,735,576	1.3
870 (2)	Evolution Gaming Group AB	87,465	0.0
3,883	Home Depot, Inc.	1,031,403	0.3
491 (1)(2)	Just Eat Takeaway.com NV	55,361	0.0
2,342 (1)	Tesla, Inc.	1,652,679	0.4
209 (1)(2)	Zalando SE	23,247	0.0
481,057 (3)(4)	Other Securities	11,067,049	3.0
		18,652,780	5.0
	Consumer Staples: 2.8%
7,486	PepsiCo, Inc.	1,110,174	0.3
9,740	Philip Morris International, Inc.	806,374	0.2
139,000 (2)	WH Group Ltd.	116,559	0.1
167,097 (3)(4)	Other Securities	8,236,659	2.2
		10,269,766	2.8
	Energy: 0.9%
227,290 (4)	Other Securities	3,519,641	0.9

	Financials: 4.8%
4,777 (1)(2)	ABN AMRO Bank NV	46,809	0.0
3,748 (1)	Berkshire Hathaway, Inc. – Class B	869,049	0.2
12,973	Citigroup, Inc.	799,915	0.2
14,618	JPMorgan Chase & Co.	1,857,509	0.5
11,297 (2)	Poste Italiane SpA	115,554	0.0
2,371	S&P Global, Inc.	779,419	0.2
22,453	Wells Fargo & Co.	677,631	0.2
751,001 (4)	Other Securities	12,969,669	3.5
		18,115,555	4.8
	Health Care: 5.2%
2,400	AbbVie, Inc.	257,160	0.1
12,671	Bristol-Myers Squibb Co.	785,982	0.2
2,343	Cigna Corp.	487,766	0.1
7,150 (1)	Edwards Lifesciences Corp.	652,294	0.2
8,484	Johnson & Johnson	1,335,212	0.4
9,758	Medtronic PLC	1,143,052	0.3
11,321	Merck & Co., Inc.	926,058	0.2
1,928	Thermo Fisher Scientific, Inc.	898,024	0.2
3,976	UnitedHealth Group, Inc.	1,394,304	0.4
122,714 (3)(4)	Other Securities	11,505,110	3.1
		19,384,962	5.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: 4.2%
3,139	Honeywell International, Inc.	667,665	0.2
353,027 (3)(4)	Other Securities	$15,187,323	4.0
		15,854,988	4.2
	Information Technology: 8.9%
1,537 (1)	Adobe, Inc.	768,684	0.2
46,495	Apple, Inc.	6,169,422	1.7
7,670	Applied Materials, Inc.	661,921	0.2
20,163	Cisco Systems, Inc.	902,294	0.3
2,102	Intuit, Inc.	798,445	0.2
25,346	Microsoft Corp.	5,637,457	1.5
1,752	Nvidia Corp.	914,894	0.3
5,409 (1)	PayPal Holdings, Inc.	1,266,788	0.3
5,659	Qualcomm, Inc.	862,092	0.2
772 (1)(2)	TeamViewer AG	41,470	0.0
214,599 (3)(4)	Other Securities	15,094,304	4.0
		33,117,771	8.9
	Materials: 1.6%
141,218 (4)	Other Securities	6,003,100	1.6

	Real Estate: 1.3%
169,496 (4)	Other Securities	4,891,851	1.3

	Utilities: 1.3%
5,530	Entergy Corp.	552,115	0.1
164,862	Other Securities	4,321,388	1.2
		4,873,503	1.3
	Total Common Stock (Cost $117,796,487)	147,609,942	39.5
EXCHANGE-TRADED FUNDS: 29.0%
45,473	iShares 20+ Year Treasury Bond ETF	7,172,456	1.9
243,549	iShares Core MSCI Emerging Markets ETF	15,109,780	4.1
1,219	iShares MSCI EAFE ETF	88,938	0.0
18,969 (5)	iShares Russell 2000 ETF	3,719,062	1.0
179,849	SPDR S&P 500 ETF Trust	67,241,944	18.0
124,536 (5)	Vanguard Value ETF	14,814,803	4.0
	Total Exchange-Traded Funds (Cost $88,218,712)	108,146,983	29.0
MUTUAL FUNDS: 10.4%
	Affiliated Investment Companies: 10.4%
124,833	Voya Emerging Markets Local Currency Debt Fund - Class P	895,049	0.3
179,863	Voya Floating Rate Fund - Class P	1,611,575	0.4
3,943,363	Voya High Yield Bond Fund - Class P	31,783,502	8.5
462,848	Voya Short Term Bond Fund - Class R6	4,628,482	1.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2020 (continued)

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
	Total Mutual Funds (Cost $36,851,751)	S38,918,608	10.4
PREFERRED STOCK:0.0%
	Consumer Discretionary: 0.0%
214	Other Securities	39,993	0.0
	Total Preferred Stock (Cost $32,979)	39,993	0.0
RIGHTS: 0.0%
	Energy: 0.0%
14,812 (4)	Other Securities	5,079	0.0
	Total Rights (Cost $5,231)	5,079	0.0

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 6.6%
	Basic Materials: 0.1%
10,000 (2)	Anglo American Capital PLC, 3.625%, 09/11/2024	10,888	0.0
12,000 (2)	Anglo American Capital PLC, 5.625%, 04/01/2030	15,303	0.0
35,000 (2)	Georgia-Pacific LLC, 2.300%, 04/30/2030	37,446	0.0
13,000 (2)	Newcrest Finance Pty Ltd., 3.250%, 05/13/2030	14,380	0.0
10,000 (2)	Newcrest Finance Pty Ltd., 4.200%, 05/13/2050	12,257	0.0
255,000	Other Securities	290,391	0.1
		380,665	0.1
	Communications: 0.8%
165,000 (2)	AT&T, Inc., 3.650%, 09/15/2059	165,823	0.1
120,000 (2)	NBCUniversal Enterprise, Inc., 5.250%, 12/31/2199	122,550	0.0
200,000 (2)	Tencent Holdings Ltd., 2.985%, 01/19/2023	208,239	0.1
18,000 (2)	T-Mobile USA, Inc., 2.050%, 02/15/2028	18,746	0.0
33,000 (2)	T-Mobile USA, Inc., 3.300%, 02/15/2051	34,013	0.0
21,000 (2)	T-Mobile USA, Inc., 3.600%, 11/15/2060	22,330	0.0
309,000 (2)	T-Mobile USA, Inc., 3.875%, 04/15/2030	358,211	0.1
12,000 (2)	Verizon Communications, Inc., 2.987%, 10/30/2056	12,080	0.0
290,000	Verizon Communications, Inc., 2.650%-4.812%, 03/15/2039-11/20/2060	317,611	0.1
1,419,000	Other Securities	1,588,199	0.4
		2,847,802	0.8
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical: 0.2%
31,000 (2)	Alaska Airlines 2020-1 Class A Pass Through Trust, 4.800%, 02/15/2029	$34,243	0.0
90,000 (2)	BMW US Capital LLC, 3.450%, 04/12/2023	95,964	0.0
19,000 (2)	British Airways 2020-1 Class A Pass Through Trust, 4.250%, 05/15/2034	20,350	0.0
10,000 (2)	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.500%, 10/20/2025	10,692	0.0
11,000 (2)	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.750%, 10/20/2028	12,016	0.0
33,000 (2)	Harley-Davidson Financial Services, Inc., 3.350%, 06/08/2025	35,767	0.0
498,081	Other Securities	540,231	0.2
		749,263	0.2
	Consumer, Non-cyclical: 1.0%
414,000	AbbVie, Inc., 2.600%-4.625%, 11/21/2024-11/06/2042	481,717	0.1
19,000 (2)	Alcon Finance Corp., 2.600%, 05/27/2030	20,260	0.0
48,000 (2)	Cargill, Inc., 3.875%, 05/23/2049	58,772	0.0
129,000	Cigna Corp., 4.800%-4.900%, 08/15/2038-12/15/2048	175,482	0.1
18,000 (2)	Health Care Service Corp. A Mutual Legal Reserve Co., 1.500%, 06/01/2025	18,483	0.0
8,000 (2)	Health Care Service Corp. A Mutual Legal Reserve Co., 3.200%, 06/01/2050	8,663	0.0
25,000 (2)(5)	Mars, Inc., 0.875%, 07/16/2026	25,108	0.0
75,000 (2)	Mars, Inc., 2.375%, 07/16/2040	76,875	0.1
42,000 (2)	Mars, Inc., 4.125%, 04/01/2054	55,599	0.0
19,000	Philip Morris International, Inc., 4.375%, 11/15/2041	23,751	0.0
11,000 (2)	Royalty Pharma PLC, 1.200%, 09/02/2025	11,178	0.0
14,000 (2)	Royalty Pharma PLC, 1.750%, 09/02/2027	14,417	0.0
25,000 (2)	Royalty Pharma PLC, 3.300%, 09/02/2040	26,325	0.0
13,000	S&P Global, Inc., 2.300%, 08/15/2060	12,373	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
66,000 (2)	Viatris, Inc., 3.850%, 06/22/2040	S74,495	0.0
20,000 (2)	Viatris, Inc., 4.000%, 06/22/2050	22,915	0.0
2,298,000	Other Securities	2,673,588	0.7
		3,780,001	1.0
	Energy: 0.6%
200,000 (2)	KazMunayGas National Co. JSC, 4.750%, 04/24/2025	228,500	0.0
200,000 (2)	Petroleos del Peru SA, 4.750%, 06/19/2032	229,916	0.1
19,000 (2)	Schlumberger Holdings Corp., 4.000%, 12/21/2025	21,614	0.0
1,729,000	Other Securities	1,893,624	0.5
		2,373,654	0.6
	Financial: 2.5%
200,000 (2)	ABN AMRO Bank NV, 4.750%, 07/28/2025	230,625	0.1
78,000 (2)	Athene Global Funding, 2.550%, 11/19/2030	78,115	0.0
40,000 (2)	Athene Global Funding, 2.800%, 05/26/2023	41,773	0.0
25,000 (2)	Athene Global Funding, 2.950%, 11/12/2026	26,843	0.0
8,000 (2)	Aviation Capital Group LLC, 3.875%, 05/01/2023	8,341	0.0
6,000 (2)	Aviation Capital Group LLC, 4.375%, 01/30/2024	6,337	0.0
36,000 (2)	Aviation Capital Group LLC, 5.500%, 12/15/2024	39,882	0.0
900,000 (6)	Bank of America Corp., 0.981%-5.125%, 01/22/2024-12/31/2199	980,116	0.3
80,000 (2)	Barclays Bank PLC, 10.179%, 06/12/2021	83,211	0.0
200,000 (2)(6)	BNP Paribas SA, 2.219%, 06/09/2026	209,416	0.0
206,000 (2)	BPCE SA, 5.700%, 10/22/2023	233,296	0.1
80,000 (6)	Citigroup, Inc., 1.678%-5.500%, 05/15/2024-06/03/2031	90,742	0.0
250,000 (2)(6)	Credit Suisse Group AG, 2.193%, 06/05/2026	261,485	0.1
26,000 (2)(6)	Credit Suisse Group AG, 4.194%, 04/01/2031	30,602	0.0
200,000 (2)(6)	Danske Bank A/S, 1.621%, 09/11/2026	201,085	0.0
12,000 (2)	Empower Finance 2020 L.P., 1.357%, 09/17/2027	12,096	0.0
34,000 (2)	Fairfax US, Inc., 4.875%, 08/13/2024	37,314	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
200,000 (2)	Federation des Caisses Desjardins du Quebec, 2.050%, 02/10/2025	$210,339	0.1
18,000 (2)	GE Capital Funding LLC, 4.400%, 05/15/2030	21,224	0.0
560,000 (6)	JPMorgan Chase & Co., 2.182%-5.000%, 07/23/2024-12/31/2199	599,492	0.2
21,000 (2)	KKR Group Finance Co. VII LLC, 3.625%, 02/25/2050	23,440	0.0
13,000 (2)	Liberty Mutual Group, Inc., 3.951%, 10/15/2050	15,597	0.0
566,000 (6)	Morgan Stanley, 1.794%-4.457%, 07/23/2025-04/22/2039	646,256	0.2
55,000 (2)	New York Life Global Funding, 2.875%, 04/10/2024	59,168	0.0
28,000 (2)	Northwestern Mutual Life Insurance Co/The, 3.625%, 09/30/2059	32,571	0.0
38,000 (2)	Owl Rock Technology Finance Corp., 4.750%, 12/15/2025	39,759	0.0
70,000	Royal Bank of Canada, 0.898%, (US0003M + 0.660%), 10/05/2023	70,736	0.0
40,000 (2)	Scentre Group Trust 1 / Scentre Group Trust 2, 3.625%, 01/28/2026	44,033	0.0
200,000 (2)(6)	Standard Chartered PLC, 3.265%, 02/18/2036	209,455	0.1
25,000 (2)	Teachers Insurance & Annuity Association of America, 3.300%, 05/15/2050	27,244	0.0
306,000 (6)	Wells Fargo & Co., 1.654%-4.750%, 01/24/2024-12/07/2046	333,797	0.1
4,235,000	Other Securities	4,588,945	1.2
		9,493,335	2.5
	Industrial: 0.3%
37,000 (2)	CCL Industries, Inc., 3.050%, 06/01/2030	40,410	0.0
24,000 (2)	Penske Truck Leasing Co. Lp / PTL Finance Corp., 1.200%, 11/15/2025	24,222	0.0
829,000	Other Securities	944,486	0.3
		1,009,118	0.3
	Technology: 0.3%
195,000	Apple, Inc., 2.550%-3.750%, 09/12/2047-08/20/2060	$232,594	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology (continued)
25,000 (2)	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	30,539	0.0
15,000 (2)	Infor, Inc., 1.450%, 07/15/2023	15,251	0.0
18,000 (2)	Infor, Inc., 1.750%, 07/15/2025	18,714	0.0
22,000 (2)	Leidos, Inc., 2.300%, 02/15/2031	22,442	0.0
37,000 (2)	Microchip Technology, Inc., 2.670%, 09/01/2023	38,719	0.0
31,000 (2)	NXP BV / NXP Funding LLC, 5.350%, 03/01/2026	37,388	0.0
20,000 (2)	NXP BV / NXP Funding LLC / NXP USA, Inc., 3.400%, 05/01/2030	22,713	0.0
613,000	Other Securities	707,712	0.2
		1,126,072	0.3
	Utilities: 0.8%
13,000 (2)	AES Corp./The, 1.375%, 01/15/2026	13,125	0.0
16,000 (2)	AES Corp./The, 3.950%, 07/15/2030	18,117	0.0
74,000 (2)	Alliant Energy Finance LLC, 3.750%, 06/15/2023	79,335	0.0
50,000 (2)	American Transmission Systems, Inc., 5.000%, 09/01/2044	61,322	0.0
50,000 (2)	American Transmission Systems, Inc., 5.250%, 01/15/2022	52,125	0.0
26,000 (2)	Berkshire Hathaway Energy Co., 1.650%, 05/15/2031	26,029	0.0
39,000 (2)	Cleveland Electric Illuminating Co/The, 3.500%, 04/01/2028	41,515	0.0
17,000 (2)	Duquesne Light Holdings, Inc., 2.532%, 10/01/2030	17,612	0.0
24,000	Entergy Arkansas LLC, 2.650%, 06/15/2051	24,617	0.0
13,000	Entergy Corp., 2.800%, 06/15/2030	14,055	0.0
9,000	Entergy Louisiana LLC, 4.200%, 04/01/2050	11,620	0.0
73,000	Entergy Mississippi LLC, 3.100%, 07/01/2023	77,657	0.1
33,000	Entergy Texas, Inc., 4.000%, 03/30/2029	38,548	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
12,000 (2)	IPALCO Enterprises, Inc., 4.250%, 05/01/2030	$13,899	0.0
50,000 (2)	Jersey Central Power & Light Co., 4.300%, 01/15/2026	55,973	0.0
50,000 (2)	Jersey Central Power & Light Co., 4.700%, 04/01/2024	54,730	0.0
12,000 (2)	Metropolitan Edison Co., 4.000%, 04/15/2025	13,106	0.0
15,000 (2)	Narragansett Electric Co/The, 3.395%, 04/09/2030	17,023	0.0
18,000 (2)	NRG Energy, Inc., 2.000%, 12/02/2025	18,665	0.0
15,000 (2)	NRG Energy, Inc., 2.450%, 12/02/2027	15,796	0.0
20,000 (2)	Oglethorpe Power Corp., 3.750%, 08/01/2050	21,552	0.0
2,089,000 (3)	Other Securities	2,372,635	0.7
		3,059,056	0.8
	Total Corporate Bonds/Notes (Cost $23,065,413)	24,818,966	6.6
COLLATERALIZED MORTGAGE OBLIGATIONS: 3.5%
90,011	Alternative Loan Trust 2004-J7 MI, 1.168%, (US0001M + 1.020%), 10/25/2034	87,228	0.0
65,438	Alternative Loan Trust 2005-10CB 1A1, 0.648%, (US0001M + 0.500%), 05/25/2035	51,510	0.0
52,396	Alternative Loan Trust 2005-51 3A2A, 1.899%, (12MTA + 1.290%), 11/20/2035	48,784	0.0
107,436	Alternative Loan Trust 2005-J2 1A12, 0.548%, (US0001M + 0.400%), 04/25/2035	87,614	0.1
100,230	Alternative Loan Trust 2006-19CB A12, 0.548%, (US0001M + 0.400%), 08/25/2036	52,041	0.0
75,060	Alternative Loan Trust 2006-HY11 A1, 0.388%, (US0001M + 0.120%), 06/25/2036	72,709	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
28,129	Alternative Loan Trust 2007-23CB A3, 0.648%, (US0001M + 0.500%), 09/25/2037	$12,380	0.0
134,691	Alternative Loan Trust 2007-2CB 2A1, 0.748%, (US0001M + 0.600%), 03/25/2037	62,895	0.0
56,991	Bear Stearns Mortgage Funding Trust 2006-AR5 2A1, 0.338%, (US0001M + 0.190%), 01/25/2037	51,596	0.0
72,274 (6)	Citigroup Mortgage Loan Trust 2006-AR2 1A1, 3.490%, 03/25/2036	63,970	0.0
42,695 (6)	Citigroup Mortgage Loan Trust 2007-10 22AA, 3.361%, 09/25/2037	41,553	0.0
200,000 (2)(6)	Deephaven Residential Mortgage Trust 2018-1A M1, 3.939%, 12/25/2057	203,697	0.1
200,000 (2)(6)	Deephaven Residential Mortgage Trust 2019-1A M1, 4.402%, 08/25/2058	201,314	0.0
504,002	Fannie Mae 2011-113 CL, 4.000%, 11/25/2041	548,515	0.2
407,558	Fannie Mae 2011-99 CZ, 4.500%, 10/25/2041	487,581	0.1
106,074	Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 4.148%, (US0001M + 4.000%), 05/25/2025	108,389	0.0
75,082	Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 3.798%, (US0001M + 3.650%), 09/25/2029	77,114	0.0
181,920	Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 3.148%, (US0001M + 3.000%), 10/25/2029	184,725	0.1
172,633	Fannie Mae Connecticut Avenue Securities 2017-C04 2M2, 2.998%, (US0001M + 2.850%), 11/25/2029	174,520	0.0
62,063	Fannie Mae Connecticut Avenue Securities 2017-CO6 2M2, 2.948%, (US0001M + 2.800%), 02/25/2030	62,810	0.0
169,176	Fannie Mae Connecticut Avenue Securities 2018-C06 1M2, 2.148%, (US0001M + 2.000%), 03/25/2031	168,748	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
107,356 (2)	Fannie Mae Connecticut Avenue Securities 2019-R02 1M2, 2.448%, (US0001M + 2.300%), 08/25/2031	$107,639	0.0
154,893 (2)	Fannie Mae Connecticut Avenue Securities Trust 2019-R06 2M2, 2.248%, (US0001M + 2.100%), 09/25/2039	155,234	0.0
200,000 (2)	Fannie Mae Connecticut Avenue Securities Trust 2020-R01 1M2, 2.198%, (US0001M + 2.050%), 01/25/2040	199,991	0.1
239,049	Fannie Mae REMIC Trust 2009-19 PW, 4.500%, 10/25/2036	269,483	0.1
215,378 (6)	Fannie Mae REMIC Trust 2009-50 HZ, 5.541%, 02/25/2049	246,612	0.1
160,628	Fannie Mae REMIC Trust 2011-30 ZA, 5.000%, 04/25/2041	174,969	0.1
192,597	Fannie Mae REMIC Trust 2011-9 AZ, 5.000%, 05/25/2040	214,831	0.1
368,745	Fannie Mae REMICS 2009-96 DB, 4.000%, 11/25/2029	397,191	0.1
95,740	Fannie Mae REMICS 2011-10 ZC, 5.000%, 02/25/2041	108,679	0.0
377,151	Fannie Mae REMICS 2013-16 GD, 3.000%, 03/25/2033	389,914	0.1
108,943	Fannie Mae REMICS 2018-8 AB, 3.500%, 10/25/2047	114,911	0.0
93,710 (2)(6)	Flagstar Mortgage Trust 2018-1 B2, 4.013%, 03/25/2048	98,765	0.0
93,710 (2)(6)	Flagstar Mortgage Trust 2018-1 B3, 4.013%, 03/25/2048	96,862	0.0
508,380 (2)(6)	Flagstar Mortgage Trust 2020-2 A4, 3.000%, 12/25/2049	518,084	0.2
245,196	Freddie Mac 4634 ZM, 5.000%, 11/15/2056	332,768	0.1
76,805	Freddie Mac REMIC Trust 2114 ZM, 6.000%, 01/15/2029	86,182	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
62,888	Freddie Mac REMIC Trust 2541 NE, 5.500%, 12/15/2032	$72,723	0.0
17,104	Freddie Mac REMIC Trust 2861 Z, 5.500%, 09/15/2034	20,197	0.0
46,870	Freddie Mac REMIC Trust 2931 ZY, 5.000%, 02/15/2035	53,589	0.0
141,381	Freddie Mac REMIC Trust 3117 ZA, 5.500%, 02/15/2036	163,394	0.0
56,439	Freddie Mac REMIC Trust 3351 ZC, 5.500%, 07/15/2037	66,022	0.0
52,023 (6)	Freddie Mac REMIC Trust 3524 LA, 5.148%, 03/15/2033	59,105	0.0
54,818	Freddie Mac REMIC Trust 3724 CM, 5.500%, 06/15/2037	62,548	0.0
11,059	Freddie Mac REMIC Trust 4000 PA, 4.500%, 01/15/2042	12,397	0.0
254,224	Freddie Mac REMIC Trust 4203 BN, 3.000%, 04/15/2033	276,849	0.1
528,880	Freddie Mac REMIC Trust 4335 ZX, 4.250%, 05/15/2044	614,845	0.2
528,880	Freddie Mac REMIC Trust 435 XZ, 4.250%, 05/15/2044	619,695	0.2
333,855	Freddie Mac REMICS 4495 PA, 3.500%, 09/15/2043	349,633	0.1
14,676	Freddie Mac REMICS 4678 AB, 4.000%, 06/15/2044	14,999	0.0
308,557	Freddie Mac REMICS 4791 MT, 3.500%, 05/15/2044	309,375	0.1
250,000 (2)	Freddie Mac STACR REMIC Trust 2020-DNA6 M2, 2.077%, (SOFR30A + 2.000%), 12/25/2050	251,233	0.1
200,000 (2)	Freddie Mac Stacr Remic Trust 2020-HQA2 M2, 3.248%, (US0001M + 3.100%), 03/25/2050	202,672	0.1
200,000 (2)	Freddie Mac STACR REMIC Trust 2020-HQA3 M2, 3.748%, (US0001M + 3.600%), 07/25/2050	202,384	0.1
93,290	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 4.848%, (US0001M + 4.700%), 04/25/2028	97,513	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
238,587	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA1 M3, 5.700%, (US0001M + 5.550%), 07/25/2028	$249,978	0.1
145,909	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA3 M2, 2.498%, (US0001M + 2.350%), 04/25/2030	148,657	0.0
78,924	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-HQA1 M2, 2.448%, (US0001M + 2.300%), 09/25/2030	78,984	0.0
564,649	Ginnie Mae 2013-8 BE, 1.750%, 11/20/2042	578,441	0.2
47,895	Ginnie Mae Series 2009-29 PB, 4.750%, 05/20/2039	54,275	0.0
357,508	Ginnie Mae Series 2010-164 JZ, 4.000%, 12/20/2040	392,087	0.1
16,221	Ginnie Mae Series 2011-169 BC, 7.000%, 05/16/2032	17,945	0.0
70,566 (2)(6)	GS Mortgage-Backed Securities Corp. Trust 2020-PJ2 A4, 3.500%, 07/25/2050	72,074	0.0
173,976 (2)(6)	GS Mortgage-Backed Securities Corp. Trust 2020-PJ4 A4, 3.000%, 01/25/2051	178,244	0.1
40,817	HomeBanc Mortgage Trust 2004-1 2A, 1.008%, (US0001M + 0.860%), 08/25/2029	39,674	0.0
37,578	IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 0.568%, (US0001M + 0.420%), 04/25/2046	34,867	0.0
400,000 (2)(6)	JP Morgan Mortgage Trust 2019-LTV3 A5, 3.500%, 03/25/2050	418,653	0.1
37,856	Lehman XS Trust Series 2005-5N 1A2, 0.508%, (US0001M + 0.360%), 11/25/2035	34,621	0.0
50,133	Morgan Stanley Mortgage Loan Trust 2007-13 6A1, 6.000%, 10/25/2037	39,009	0.0
62,707	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 A1C3, 1.168%, (US0001M + 0.510%), 08/25/2045	63,231	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
34,020	WaMu Mortgage Pass-Through Certificates Series 2005-AR13 A1C3, 1.128%, (US0001M + 0.490%), 10/25/2045	$33,211	0.0
165,030	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 1.569%, (12MTA + 0.960%), 08/25/2046	110,510	0.1
18,069	Wells Fargo Alternative Loan 2007-PA2 2A1, 0.578%, (US0001M + 0.430%), 06/25/2037	14,578	0.0
17,117 (6)	Wells Fargo Mortgage Backed Securities 2006-AR4 2A4, 4.019%, 04/25/2036	16,261	0.0
24,549 (6)	Wells Fargo Mortgage Backed Securities 2007-AR7 A1, 2.910%, 12/28/2037	22,988	0.0
100,000 (2)(6)	Wells Fargo Mortgage Backed Securities 2020-2 A5 Trust, 3.000%, 12/25/2049	104,083	0.1
435,113	Other Securities	415,934	0.1
	Total Collateralized Mortgage Obligations (Cost $12,489,799)	12,929,286	3.5
U.S. TREASURY OBLIGATIONS: 3.0%
	U.S. Treasury Bonds: 0.5%
1,000	1.250%,05/15/2050	906	0.0
1,048,000	1.375%,11/15/2040	1,034,654	0.3
1,033,000	1.375%,08/15/2050	965,532	0.2
		2,001,092	0.5
	U.S. Treasury Notes: 2.5%
855,000	0.125%,12/31/2022	855,067	0.2
2,265,000	0.125%,12/15/2023	2,262,257	0.6
2,196,000	0.625%,11/30/2027	2,194,971	0.6
3,185,000	1.500%,11/30/2021	3,225,103	0.9
654,000	0.125%-0.875%, 10/15/2023-11/15/2030	653,900	0.2
		9,191,298	2.5
	Total U.S. Treasury Obligations (Cost $11,190,668)	11,192,390	3.0
U.S. GOVERNMENT AGENCY OBLIGATIONS: 2.1%
	Federal Home Loan Mortgage Corporation: 0.2%(7)
815,633	2.500%-6.500%, 05/01/2030-09/01/2045	896,711	0.2
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Federal National Mortgage Association: 0.2%
648,751	4.500%,09/01/2047	$745,988	0.2

	Government National Mortgage Association: 0.4%
1,011,000 (8)	2.500%,02/01/2051	1,068,067	0.3
412,895	4.000%-4.500%, 11/20/2040-09/15/2047	456,634	0.1
		1,524,701	0.4
	Uniform Mortgage-Backed Securities: 1.3%
1,386,000 (8)	1.500%,02/01/2051	1,398,559	0.4
1,121,286	3.000%,04/01/2050	1,176,044	0.3
1,996,489	2.500%-7.000%, 06/01/2029-08/01/2046	2,209,114	0.6
		4,783,717	1.3
	Total U.S. Government Agency Obligations (Cost $7,725,789)	7,951,117	2.1
ASSET-BACKED SECURITIES: 2.7%
	Automobile Asset-Backed Securities: 0.3%
100,000 (2)	Tesla Auto Lease Trust 2018-B C, 4.360%, 10/20/2021	101,925	0.0
100,000 (2)	Toyota Auto Loan Extended Note Trust 2020-1A A, 1.350%, 05/25/2033	103,113	0.0
850,000	Other Securities	883,476	0.3
		1,088,514	0.3
	Home Equity Asset-Backed Securities: 0.1%
144,171 (6)(9)	Renaissance Home Equity Loan Trust 2005-3 AF4, 5.140%, 11/25/2035	151,972	0.0
246,931	Other Securities	195,870	0.1
		347,842	0.1
	Other Asset-Backed Securities: 2.0%
91,800 (2)	Aqua Finance Trust 2020-AA A, 1.900%, 07/17/2046	92,318	0.0
300,000 (2)	ARES XLVI CLO Ltd. 2017-46A A2, 1.467%, (US0003M + 1.230%), 01/15/2030	296,980	0.1
250,000 (2)	Benefit Street Partners CLO VIII Ltd. 2015-8A A1BR, 1.418%, (US0003M + 1.200%), 01/20/2031	247,543	0.1
250,000 (2)	BlueMountain CLO 2015-1A BR, 2.724%, (US0003M + 2.500%), 04/13/2027	250,007	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
100,000 (2)	Bojangles Issuer LLC 2020-3A A2, 3.832%, 10/20/2050	$102,728	0.0
16,450	Chase Funding Trust Series 2003-5 2A2, 0.748%, (US0001M + 0.600%), 07/25/2033	15,834	0.0
250,000 (2)	Clear Creek CLO 2015-1A CR, 2.168%, (US0003M + 1.950%), 10/20/2030	245,647	0.1
250,000 (2)	Deer Creek Clo Ltd. 2017-1A A, 1.398%, (US0003M + 1.180%), 10/20/2030	249,589	0.1
97,750 (2)	Domino’s Pizza Master Issuer LLC 2018-1A A211, 4.328%, 07/25/2048	106,610	0.0
98,250 (2)	Driven Brands Funding LLC 2019-1A A2, 4.641%, 04/20/2049	105,012	0.0
250,000 (2)	Dryden Senior Loan Fund 2017-47A A2, 1.587%, (US0003M + 1.350%), 04/15/2028	249,472	0.1
250,000 (2)	Eaton Vance Clo 2015-1A A2R Ltd., 1.468%, (US0003M + 1.250%), 01/20/2030	247,684	0.1
99,250 (2)	Five Guys Holdings, Inc. 2017-1A A2, 4.600%, 07/25/2047	103,576	0.0
24,207 (2)	HERO Funding Trust 2015-2A A, 3.990%, 09/20/2040	25,669	0.0
170,917 (2)	Invitation Homes 2017-SFR2 A Trust, 1.003%, (US0001M + 0.850%), 12/17/2036	171,025	0.0
258,200 (2)	J.G. Wentworth XXXIX LLC 2017-2A A, 3.530%, 09/15/2072	290,356	0.1
250,000 (2)	Jay Park CLO Ltd. 2016-1A BR, 2.218%, (US0003M + 2.000%), 10/20/2027	250,007	0.1
250,000 (2)	LCM XXIV Ltd. 24A A, 1.528%, (US0003M + 1.310%), 03/20/2030	250,009	0.1
93,634 (2)	Loanpal Solar Loan 2020-2GF A Ltd., 2.750%, 07/20/2047	97,342	0.0
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
100,000 (2)	Loanpal Solar Loan 2021-1 1GS A Ltd., 2.290%, 01/20/2048	$101,031	0.0
250,000 (2)	Marlette Funding Trust 2019-2A C, 4.110%, 07/16/2029	256,232	0.1
200,000 (2)(6)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/2059	214,044	0.1
57,009 (2)	Mosaic Solar Loan Trust 2018-1A A, 4.010%, 06/22/2043	61,710	0.0
83,718 (2)	Mosaic Solar Loan Trust 2018-2-GS B, 4.740%, 02/22/2044	86,884	0.0
97,761 (2)	Mosaic Solar Loan Trust 2020-2A A, 1.440%, 08/20/2046	97,231	0.1
250,000 (2)	Newark BSL CLO 1 Ltd. 2016-1A A1R, 1.317%, (US0003M + 1.100%), 12/21/2029	249,459	0.1
500,000 (2)	OCP CLO 2020-18A A Ltd., 2.018%, (US0003M + 1.800%), 04/20/2030	501,034	0.1
250,000 (2)	Octagon Investment Partners XIV Ltd. 2012-1A A1BR, 1.612%, (US0003M + 1.375%), 07/15/2029	249,136	0.1
250,000 (2)	Octagon Investment Partners XVII Ltd. 2013-1A A1R2, 1.215%, (US0003M + 1.000%), 01/25/2031	248,003	0.0
200,000 (2)	OHA Loan Funding 2013-1A A1R2 Ltd., 1.299%, (US0003M + 1.090%), 07/23/2031	199,924	0.0
250,000 (2)	Palmer Square CLO 2015-2A A1R2 Ltd., 1.318%, (US0003M + 1.100%), 07/20/2030	249,299	0.1
200,000 (2)	Sunnova Sol II Issuer LLC 2020-2A A, 2.730%, 11/01/2055	201,633	0.0
98,409 (2)	Sunnova Sol Issuer LLC 2020-1A A, 3.350%, 02/01/2055	104,535	0.0
98,000 (2)	Taco Bell Funding LLC 2018-1A A2II, 4.940%, 11/25/2048	108,478	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
250,000 (2)	THL Credit Wind River 2016-2A A1R CLO Ltd., 1.404%, (US0003M + 1.190%), 11/01/2031	$249,593	0.0
250,000 (2)	THL Credit Wind River 2017-2A A CLO Ltd., 1.448%, (US0003M + 1.230%), 07/20/2030	249,999	0.1
250,000 (2)	Tiaa Clo III Ltd. 2017-2A A, 1.380%, (US0003M + 1.150%), 01/16/2031	248,092	0.1
97,000 (2)	Wendys Funding LLC 2018-1A A2I, 3.573%, 03/15/2048	100,113	0.0
97,000 (2)	Wendy’s Funding LLC 2018-1A A2II, 3.884%, 03/15/2048	103,047	0.1
100,000	Other Securities	103,164	0.0
		7,380,049	2.0
	Student Loan Asset-Backed Securities: 0.3%
51,714 (2)	Commonbond Student Loan Trust 2017-BGS A1, 2.680%, 09/25/2042	53,068	0.0
43,231 (2)	Commonbond Student Loan Trust 2018-AGS A1, 3.210%, 02/25/2044	44,901	0.0
99,472 (2)	Commonbond Student Loan Trust 2018-BGS B, 3.990%, 09/25/2045	102,770	0.1
78,028 (2)	Commonbond Student Loan Trust 2020-AGS A, 1.980%, 08/25/2050	79,988	0.0
96,554 (2)	Sofi Professional Loan Program 2018-D A2FX Trust, 3.600%, 02/25/2048	100,952	0.0
95,828 (2)	Sofi Professional Loan Program 2019-C A2FX LLC, 2.370%, 11/16/2048	99,683	0.0
165,934 (2)	SoFi Professional Loan Program 2020-C AFX Trust, 1.950%, 02/15/2046	169,629	0.1
7,209 (2)	DRB Prime Student Loan Trust 2015-B A2, 3.170%, 07/25/2031	7,239	0.0
15,307 (2)	DRB Prime Student Loan Trust 2015-D A2, 3.200%, 01/25/2040	15,439	0.0
81,851 (2)	Navient Private Education Refi Loan Trust 2019-A A2A, 3.420%, 01/15/2043	85,657	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Student Loan Asset-Backed Securities (continued)
79,604 (2)	Navient Private Education Refi Loan Trust 2020-DA A, 1.690%, 05/15/2069	$81,186	0.0
75,149 (2)	Navient Private Education Refi Loan Trust 2020-FA A, 1.220%, 07/15/2069	75,956	0.0
100,000 (2)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/2041	104,373	0.0
100,000 (2)	SMB Private Education Loan Trust 2020-PTA A2A, 1.600%, 09/15/2054	101,258	0.0
100,000 (2)	Sofi Professional Loan Program 2018-C A2FX Trust, 3.590%, 01/25/2048	103,860	0.0
		1,225,959	0.3
	Total Asset-Backed Securities (Cost $9,814,788)	10,042,364	2.7
COMMERCIAL MORTGAGE-BACKED SECURITIES: 1.7%
80,000 (2)(6)	BAMLL Re-REMIC Trust 2016-FRR16 B, 0.860%, 05/27/2021	78,808	0.0
3,000,000 (6)(10)	BANK 2017-BNK8 XB, 0.175%, 11/15/2050	34,533	0.0
990,003 (6)(10)	BANK 2019-BNK16 XA, 0.962%, 02/15/2052	62,834	0.0
3,800,557 (6)(10)	BANK 2019-BNK21 XA, 0.873%, 10/15/2052	239,361	0.1
2,180,000 (2)(6)(10)	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/2033	58,619	0.0
4,640,319 (6)(10)	Benchmark 2018-B2 XA Mortgage Trust, 0.417%, 02/15/2051	100,309	0.1
994,239 (6)(10)	Benchmark 2019-B9 XA Mortgage Trust, 1.044%, 03/15/2052	72,145	0.0
189,860 (2)	BX Commercial Mortgage Trust 2019-XL J, 2.809%, (US0001M + 2.650%), 10/15/2036	187,329	0.1
100,000 (2)	BX Trust 2019-CALM E, 2.159%, (US0001M + 2.000%), 11/25/2028	95,900	0.0
808,320 (6)(10)	CD 2017-CD4 Mortgage Trust XA, 1.293%, 05/10/2050	44,897	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
100,000 (6)	Citigroup Commercial Mortgage Trust 2013-GC17 C, 5.109%, 11/10/2046	$101,639	0.1
958,030 (6)(10)	Citigroup Commercial Mortgage Trust 2016-P4 XA, 1.958%, 07/10/2049	72,971	0.0
1,271,543 (6)(10)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.097%, 10/12/2050	63,055	0.0
80,000 (6)	Citigroup Commercial Mortgage Trust 2017-P8 C, 4.267%, 09/15/2050	84,758	0.1
980,585 (6)(10)	Citigroup Commercial Mortgage Trust 2017-P8 XA, 0.905%, 09/15/2050	48,664	0.0
1,468,293 (6)(10)	Citigroup Commercial Mortgage Trust 2018-C5 XA, 0.595%, 06/10/2051	63,257	0.0
1,117,170 (6)(10)	Citigroup Commercial Mortgage Trust 2019-GC41 XA, 1.059%, 08/10/2056	78,068	0.0
60,000	Citigroup Commercial Mortgage Trust 2019-GC43 A4, 3.038%, 11/10/2052	67,694	0.0
741,609 (6)(10)	COMM 2012-CR4 XA, 1.686%, 10/15/2045	15,910	0.0
2,380,000 (2)(6)(10)	COMM 2012-CR4 XB, 0.612%, 10/15/2045	25,024	0.0
1,494,744 (6)(10)	COMM 2016-CR28 XA, 0.694%, 02/10/2049	39,223	0.0
747,546 (6)(10)	COMM 2017-COR2 XA, 1.164%, 09/10/2050	46,516	0.1
110,000 (2)	Credit Suisse Mortgage Capital Certificates 2019-ICE4 C, 1.589%, (US0001M + 1.430%), 05/15/2036	110,119	0.0
110,000 (2)(6)	DBJPM 16-C3 Mortgage Trust, 3.490%, 08/10/2049	85,898	0.0
130,000 (2)(6)	DBWF 2015-LCM D Mortgage Trust, 3.421%, 06/10/2034	108,916	0.0
1,650,000 (6)(10)	Freddie Mac Multifamily Structured Pass Through Certificates K122 X1, 0.884%, 11/25/2030	124,489	0.0
799,872 (6)(10)	Freddie Mac Multifamily Structured Pass Through Certificates K-1517 X1, 1.334%, 07/25/2035	119,855	0.0
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,300,000 (6)(10)	Freddie Mac Multifamily Structured Pass Through Certificates K-1518 X1, 0.874%, 10/25/2035	$118,626	0.0
848,000 (10)	Freddie Mac Multifamily Structured Pass Through Certificates KL06 XFX, 1.364%, 12/25/2029	81,479	0.0
178,000 (2)(6)	Grace Trust 2020-GRCE E, 2.680%, 12/10/2040	167,963	0.1
100,000 (2)	GS Mortgage Securities Corp. II 2018-RIVR F, 2.259%, (US0001M + 2.100%), 07/15/2035	84,495	0.0
1,143,349 (6)(10)	GS Mortgage Securities Trust 2014-GC22 XA, 0.980%, 06/10/2047	23,906	0.0
1,649,174 (6)(10)	GS Mortgage Securities Trust 2016-GS4 XA, 0.505%, 11/10/2049	40,030	0.0
849,383 (6)(10)	GS Mortgage Securities Trust 2017-GS6 XA, 1.035%, 05/10/2050	48,017	0.0
50,000	GS Mortgage Securities Trust 2019-GC38 A4, 3.968%, 02/10/2052	59,465	0.0
1,223,876 (6)(10)	GS Mortgage Securities Trust 2019-GC38 XA, 0.961%, 02/10/2052	79,351	0.0
2,061,632 (6)(10)	GS Mortgage Securities Trust 2019-GC42 XA, 0.811%, 09/01/2052	119,462	0.1
90,000	GS Mortgage Securities Trust 2019-GSA1 A4, 3.048%, 11/10/2052	101,270	0.0
1,300,648 (6)(10)	GS Mortgage Securities Trust 2020-GC47 XA, 1.132%, 05/12/2053	117,295	0.1
100,000 (2)(6)	JPMBB Commercial Mortgage Securities Trust 2013-C17 F, 3.867%, 01/15/2047	74,427	0.0
488,514 (6)(10)	JPMBB Commercial Mortgage Securities Trust 2014-C19 XA, 0.741%, 04/15/2047	8,134	0.0
100,000 (2)(6)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 G, 3.873%, 07/15/2046	95,137	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
150,000 (2)(6)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5 B, 5.424%, 08/15/2046	$151,303	0.1
40,000 (2)(6)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 E, 3.986%, 01/15/2046	38,801	0.0
290,000 (2)(6)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16 D, 5.027%, 12/15/2046	287,505	0.1
100,000 (2)(6)	JP Morgan Chase Commercial Mortgage Securities Trust 2014-C20 A4A2, 3.538%, 07/15/2047	105,399	0.0
1,268,212 (6)(10)	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP4 XA, 0.680%, 12/15/2049	34,027	0.0
100,000 (2)(6)	JP Morgan Chase Commercial Mortgage Securities Trust 2020-LOOP E, 3.862%, 12/05/2038	91,484	0.0
417,023 (2)(6)(10)	LB-UBS Commercial Mortgage Trust 2006-C7 XW, 0.705%, 11/15/2038	903	0.0
1,623,219 (6)(10)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XA, 1.001%, 12/15/2047	48,569	0.0
62,000	Morgan Stanley Capital I Trust 2019-H6 A4, 3.417%, 06/15/2052	70,483	0.0
4,552,040 (6)(10)	Morgan Stanley Capital I Trust 2019-L3 XA, 0.643%, 11/15/2029	225,647	0.1
75,000	Morgan Stanley Capital I, Inc. 2017-HR2 D, 2.730%, 12/15/2050	65,371	0.0
50,000(2)	MRCD 2019-PARK E Mortgage Trust, 2.718%, 12/15/2036	49,335	0.0
40,000 (2)(6)	UBS-Barclays Commercial Mortgage Trust 2012-C4 D, 4.470%, 12/10/2045	23,339	0.0
60,000 (2)(6)	UBS-Barclays Commercial Mortgage Trust 2012-C4 E, 4.470%, 12/10/2045	29,840	0.0
3,092,805 (6)(10)	UBS Commercial Mortgage Trust 2018-C9 XA, 0.884%, 03/15/2051	158,820	0.1
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
80,000	Wells Fargo Commercial Mortgage Trust 2018-C44 A5, 4.212%, 05/15/2051	$94,650	0.0
400,000 (2)	Wells Fargo Commercial Mortgage Trust 2018-C45 D, 3.000%, 06/15/2051	329,862	0.1
1,080,629 (6)(10)	Wells Fargo Commercial Mortgage Trust 2019-C52 XA, 1.618%, 08/15/2052	115,926	0.1
1,521,483 (2)(6)(10)	WFRBS Commercial Mortgage Trust 2012-C8 XA, 1.788%, 08/15/2045	28,769	0.0
757,000	Other Securities	857,857	0.2
	Total Commercial Mortgage-Backed Securities (Cost $6,277,457)	6,257,738	1.7
SOVEREIGN BONDS: 0.2%
145,500 (9)	Argentine Republic Government International Bond, 0.125% (Step Rate @ 0.500% on 07/09/2021), 07/09/2030	59,218	0.0
100,000 (2)	Dominican Republic International Bond, 5.500%, 01/27/2025	112,875	0.0
488,843	Other Securities	530,328	0.2
	Total Sovereign Bonds (Cost $663,887)	702,421	0.2

	Value	Percentage of Net Assets
PURCHASED OPTIONS(11): 0.0%
Total Purchased Options (Cost $39,384)	16,038	0.0
Total Long-Term Investments (Cost $314,172,345)	368,630,925	98.7
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.7%
	U.S. Treasury Bills: 1.6%
5,875,000 (5)(12)	United States Treasury Bill, 0.030%, 01/26/2021	5,874,865	1.5
275,000 (12)	United States Treasury Bill, 0.030%, 02/09/2021	274,991	0.1
	Total U.S. Treasury Bills (Cost $6,149,675)	6,149,856	1.6

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements: 3.8%
2,449,384 (13)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $2,449,403, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $2,498,372, due 01/25/21-10/15/62)	$2,449,384	0.7
2,391,571 (13)	Citadel Securities LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $2,391,605, collateralized by various U.S. Government Securities, 0.000%-7.875%, Market Value plus accrued interest $2,439,440, due 01/31/21-05/15/49)	2,391,571	0.6
1,065,594 (13)	JVB Financial Group LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $1,065,609, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-7.000%, Market Value plus accrued interest $1,086,906, due 07/01/22-12/01/50)	1,065,594	0.3
1,094,294 (13)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $1,094,310, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.125%, Market Value plus accrued interest $1,116,196, due 02/18/21-01/15/62)	1,094,294	0.3
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,174,429 (13)	Palafox Trading LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $1,174,446, collateralized by various U.S. Government Securities, 0.250%-1.125%, Market Value plus accrued interest $1,198,351, due 02/28/25-05/31/25)	$1,174,429	0.3
3,520,843 (13)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/20, 0.08%, due 01/04/21 (Repurchase Amount $3,520,874, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.000%, Market Value plus accrued interest $3,591,260, due 01/05/21-12/20/50)	3,520,843	0.9
2,431,090 (13)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/20, 0.16%, due 01/04/21 (Repurchase Amount $2,431,133, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $2,485,892, due 07/15/22-02/15/47)	2,431,090	0.7
	Total Repurchase Agreements (Cost $14,127,205)	14,127,205	3.8

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2020 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds (13): 0.3%
398,000 (13)(14)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000%	398,000	0.1
398,000 (13)(14)	Goldman Sachs Financial Square Government Fund – Institutional Shares, 0.020%	$398,000	0.1
398,000 (13)(14)	Morgan Stanley Institutional Liquidity Funds − Government Portfolio (Institutional Share Class), 0.030%	398,000	0.1
	Total Mutual Funds (Cost $1,194,000)	1,194,000	0.3
	Total Short-Term Investments (Cost $21,470,880)	21,471,061	5.7
	Total Investments in Securities (Cost $335,643,225)	$390,101,986	104.4
	Liabilities in Excess of Other Assets	(16,479,675)	(4.4)
	Net Assets	$373,622,311	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2020.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
Unless otherwise indicated, principal amount is shown in USD.
(1)
Non-income producing security.

(2)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)
The grouping contains securities on loan.

(4)
The grouping contains non-income producing securities.

(5)
Security, or a portion of the security, is on loan.

(6)
Variable rate security. Rate shown is the rate in effect as of December 31, 2020.

(7)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(8)
Represents or includes a TBA transaction.

(9)
Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rates shown reflect the current and next coupon rate as of December 31, 2020.

(10)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(11)
The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.

(12)
Represents a zero coupon bond. Rate shown reflects the effective yield as of December 31, 2020.

(13)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(14)
Rate shown is the 7-day yield as of December 31, 2020.

Reference Rate Abbreviations:
12MTA
12-month Treasury Average

US0001M
1-month LIBOR

US0003M
3-month LIBOR

SOFR30A
30-Day Secured Overnight Financing Rate

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Common Stock
Communication Services	$11,235,962	$1,690,063	$—	$12,926,025
Consumer Discretionary	15,037,585	3,615,195	—	18,652,780
Consumer Staples	7,157,516	3,112,250	—	10,269,766
Energy	2,568,241	951,400	—	3,519,641
Financials	13,224,218	4,891,337	—	18,115,555
Health Care	15,720,733	3,664,229	—	19,384,962
Industrials	11,690,568	4,164,420	—	15,854,988
Information Technology	30,818,962	2,298,809	—	33,117,771
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2020 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Materials	3,400,614	2,602,486	—	6,003,100
Real Estate	4,050,605	841,246	—	4,891,851
Utilities	3,641,302	1,232,201	—	4,873,503
Total Common Stock	118,546,306	29,063,636	—	147,609,942
Exchange-Traded Funds	108,146,983	—	—	108,146,983
Mutual Funds	38,918,608	—	—	38,918,608
Preferred Stock	—	39,993	—	39,993
Rights	5,079	—	—	5,079
Purchased Options	—	16,038	—	16,038
Corporate Bonds/Notes	—	24,818,966	—	24,818,966
Collateralized Mortgage Obligations	—	12,929,286	—	12,929,286
U.S. Government Agency Obligations	—	7,951,117	—	7,951,117
Asset-Backed Securities	—	10,042,364	—	10,042,364
Sovereign Bonds	—	702,421	—	702,421
Commercial Mortgage-Backed Securities	—	6,257,738	—	6,257,738
U.S. Treasury Obligations	—	11,192,390	—	11,192,390
Short-Term Investments	1,194,000	20,277,061	—	21,471,061
Total Investments, at fair value	$266,810,976	$123,291,010	$—	$390,101,986
Other Financial Instruments+
Forward Foreign Currency Contracts	—	957	—	957
Futures	263,656	—	—	263,656
Total Assets	$267,074,632	$123,291,967	$—	$390,366,599
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(37,491)	$—	$(37,491)
Futures	(161,169)	—	—	(161,169)
Written Options	—	(2,393)	—	(2,393)
Total Liabilities	$(161,169)	$(39,884)	$—	$(201,053)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the period ended December 31, 2020, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2019	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2020	Investment Income	Realized Gains/(Losses)	Net Capital Gain Distributions
Voya Emerging Markets Local Currency Debt Fund - Class P	$887,452	$38,631	$—	$(31,034)	$895,049	$38,631	$—	$—
Voya Floating Rate Fund - Class P	11,211,748	2,181,227	(12,133,031)	351,631	1,611,575	205,408	(1,693,972)	—
Voya High Yield Bond Fund - Class P	14,931,064	17,100,113	(2,075,426)	1,827,751	31,783,502	1,500,841	(62,816)	—
Voya Short Term Bond Fund - Class R6	7,449,420	1,601,555	(4,450,705)	28,212	4,628,482	110,435	(112,537)	—
Voya Small Company Fund - Class R6	9,373,972	1,164,792	(10,178,584)	(360,180)	—	—	(1,814,994)	—
Voya Strategic Income Opportunities Fund - Class P	11,187,744	7,028,762	(18,115,456)	(101,050)	—	552,829	16,600	—
	$55,041,400	$29,115,080	$(46,953,202)	$1,715,330	$38,918,608	$2,408,144	$(3,667,719)	$—
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2020 (continued)

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2020, the following forward foreign currency contracts were outstanding for Voya Balanced Portfolio:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 75,834	THB 2,370,100	Barclays Bank PLC	01/08/21	$(3,275)
USD 76,527	MYR 317,910	Barclays Bank PLC	01/08/21	(2,558)
USD 20,552	TRY 167,972	Barclays Bank PLC	01/08/21	(2,015)
USD 5,788	RON 24,140	Citibank N.A.	01/08/21	(270)
USD 5,788	RON 24,140	Citibank N.A.	01/08/21	(270)
USD 5,788	RON 24,140	Citibank N.A.	01/08/21	(270)
USD 5,788	RON 24,140	Citibank N.A.	01/08/21	(270)
USD 66,072	RUB 5,209,214	Citibank N.A.	01/15/21	(4,263)
USD 6,581	PEN 23,654	Citibank N.A.	02/05/21	45
USD 6,581	PEN 23,654	Citibank N.A.	02/05/21	45
USD 6,581	PEN 23,654	Citibank N.A.	02/05/21	45
USD 6,581	PEN 23,654	Citibank N.A.	02/05/21	45
USD 30,004	HUF 9,282,257	Credit Suisse International	01/08/21	(1,266)
USD 34,848	CZK 807,548	Goldman Sachs International	01/08/21	(2,751)
USD 91,271	MXN 1,820,970	Goldman Sachs International	02/05/21	102
USD 75,092	PLN 288,089	HSBC Bank USA N.A.	01/08/21	(2,028)
USD 828	PHP 40,551	HSBC Bank USA N.A.	01/08/21	(16)
USD 20,520	IDR 304,775,526	HSBC Bank USA N.A.	01/08/21	(1,196)
USD 20,525	IDR 304,775,525	HSBC Bank USA N.A.	01/08/21	(1,190)
USD 214,553	EUR 179,252	HSBC Bank USA N.A.	02/05/21	(4,602)
USD 72,533	BRL 373,929	HSBC Bank USA N.A.	02/05/21	575
USD 180	ILS 607	Morgan Stanley Capital Services LLC	01/08/21	(9)
USD 56,622	ZAR 950,629	Morgan Stanley Capital Services LLC	01/08/21	(8,032)
USD 20,517	IDR 304,775,525	Standard Chartered Bank	01/08/21	(1,198)
USD 20,522	IDR 304,775,525	Standard Chartered Bank	01/08/21	(1,193)
USD 46,049	COP 160,078,860	Standard Chartered Bank	02/05/21	(819)
CLP 1,515,016	USD 2,032	Standard Chartered Bank	02/05/21	100
				$(36,534)
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2020 (continued)

At December 31, 2020, the following futures contracts were outstanding for Voya Balanced Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	82	03/19/21	$8,096,680	$249,133
U.S. Treasury 2-Year Note	31	03/31/21	6,850,273	5,192
U.S. Treasury 5-Year Note	31	03/31/21	3,911,086	9,331
U.S. Treasury Long Bond	9	03/22/21	1,558,687	(2,839)
U.S. Treasury Ultra Long Bond	19	03/22/21	4,057,688	(32,125)
			$24,474,414	$228,692
Short Contracts:
S&P 500® E-Mini	(22)	03/19/21	(4,123,680)	(120,547)
U.S. Treasury 10-Year Note	(42)	03/22/21	(5,799,281)	(4,173)
U.S. Treasury Ultra 10-Year Note	(8)	03/22/21	(1,250,875)	(1,485)
			$(11,173,836)	$(126,205)
At December 31, 2020, the following OTC purchased credit default swaptions were outstanding for Voya Balanced Portfolio:
Description	Counterparty	Reference Entity(1)	Fixed Rate	Pay/ Receive Financing Rate	Strike Price	Expiration Date	Notional Amount	Cost	Fair Value
Put on 5-Year Credit Default Swap	JPMorgan Chase Bank N.A.	CDX North American High Yield Index, Series 35, Version 1	5.000%	Pay	103.500%	02/17/21	USD700,000	$8,050	$2,167
								$8,050	$2,167
At December 31, 2020, the following OTC purchased foreign currency options were outstanding for Voya Balanced Portfolio:
Description	Counterparty	Expiration Date	Exercise Price	Notional Amount	Cost	Fair Value
Call USD vs. Put AUD	Morgan Stanley Capital Services LLC	03/15/21	0.728	USD3,724,000	$31,334	$13,871
					$31,334	$13,871
At December 31, 2020, the following OTC written foreign currency options were outstanding for Voya Balanced Portfolio:
Description	Counterparty	Expiration Date	Exercise Price	Notional Amount	Premiums Received	Fair Value
Call USD vs. Put AUD	Standard Chartered Bank	01/15/21	0.745	USD2,314,000	$14,752	$(2,393)
					$14,752	$(2,393)

(1)
Payments received quarterly.

Currency Abbreviations
BRL –  Brazilian Real
CLP  –  Chilean Peso
COP  –  Colombian Peso
CZK  –  Czech Koruna
EUR  –  EU Euro
HUF  –  Hungarian Forint
IDR  –  Indonesian Rupiah
ILS  –  Israeli New Shekel
MXN  –  Mexican Peso
MYR  –  Malaysian Ringgit
PEN  –  Peruvian Nuevo Sol
PHP  –  Philippine Peso
PLN  –  Polish Zloty
RON  –  Romanian New Leu
RUB  –  Russian Ruble
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2020 (continued)

THB  –  Thai Baht
TRY  –  Turkish Lira
USD  –  United States Dollar
ZAR  –  South African Rand
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2020 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Credit contracts	Investments in securities at value*	$2,167
Foreign exchange contracts	Investments in securities at value*	13,871
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	957
Equity contracts	Net Assets — Unrealized appreciation**	249,133
Interest rate contracts	Net Assets — Unrealized appreciation**	14,523
Total Asset Derivatives		$280,651
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$37,491
Equity contracts	Net Assets — Unrealized depreciation**	120,547
Interest rate contracts	Net Assets — Unrealized depreciation**	40,622
Foreign exchange contracts	Written Options, at fair value	2,393
Total Liability Derivatives		$201,053

*
Includes purchased options.

**
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2020 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$(11,625)	$—	$—	$237,191	$2,261	$227,827
Equity contracts	(11,197)	—	774,962	—	—	763,765
Foreign exchange contracts	(86,744)	26,007	—	(10,151)	28,028	(42,860)
Interest rate contracts	21,555	—	1,394,716	(54,967)	(8,553)	1,352,751
Total	$(88,011)	$26,007	$2,169,678	$172,073	$21,736	$2,301,483

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$(5,883)	$—	$—	$(10,384)	$—	$(16,267)
Equity contracts	—	—	286,195	—	—	286,195
Foreign exchange contracts	(17,463)	(26,257)	—	(781)	12,359	(32,142)
Interest rate contracts	10,956	—	236,201	(25,994)	—	221,163
Total	$(12,390)	$(26,257)	$522,396	$(37,159)	$12,359	$458,949

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2020 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2020:
	Barclays Bank PLC	Citibank N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA N.A.	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	Standard Chartered Bank	Totals
Assets:
Purchased options	$—	$—	$—	$—	$—	$2,167	$13,871	$—	$16,038
Forward foreign currency contracts	—	180	—	102	575	—	—	100	957
Total Assets	$—	$180	$—	$102	$575	$2,167	$13,871	$100	$16,995
Liabilities:
Forward foreign currency contracts	$7,848	$5,343	$1,266	$2,751	$9,032	$—	$8,041	$3,210	$37,491
Written options	—	—	—	—	—	—	—	2,393	2,393
Total Liabilities	$7,848	$5,343	$1,266	$2,751	$9,032	$—	$8,041	$5,603	$39,884
Net OTC derivative instruments by counterparty, at fair value	$(7,848)	$(5,163)	$(1,266)	$(2,649)	$(8,457)	$2,167	$5,830	$(5,503)	(22,889)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$(7,848)	$(5,163)	$(1,266)	$(2,649)	$(8,457)	$2,167	$5,830	$(5,503)	$(22,889)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $336,980,068.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$58,059,220
Gross Unrealized Depreciation	(4,841,831)
Net Unrealized Appreciation	$53,217,389
See Accompanying Notes to Financial Statements

Voya Global High Dividend	SUMMARY PORTFOLIO OF INVESTMENTS
Low Volatility Portfolio	as of December 31, 2020

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.8%
	Australia: 3.2%
117,722	BHP Group Ltd.	$3,846,518	0.6
215,890	Fortescue Metals Group Ltd.	3,899,495	0.6
65,928	Rio Tinto Ltd.	5,797,814	1.0
1,303,275	Other Securities	5,955,586	1.0
		19,499,413	3.2
	Belgium : 0.4%
23,533	Other Securities	2,430,882	0.4

	Canada: 3.9%
86,296	BCE, Inc.	3,690,071	0.6
37,315	Waste Connections, Inc.	3,827,400	0.6
365,947 (1)(2)(3)	Other Securities	16,480,913	2.7
		23,998,384	3.9
	China: 0.3%
699,000	Other Securities	2,118,827	0.3

	Denmark: 1.7%
96,034	Other Securities	10,090,548	1.7

	Finland: 0.8%
45,255	Kone Oyj	3,687,362	0.6
21,889	Other Securities	1,005,464	0.2
		4,692,826	0.8
	France: 1.3%
259,306 (2)	Other Securities	7,729,954	1.3

	Germany: 1.1%
90,744	Deutsche Post AG	4,495,047	0.7
37,394	Other Securities	2,117,141	0.4
		6,612,188	1.1
	Hong Kong: 1.6%
1,111,400	Other Securities	9,793,951	1.6

	Ireland: 1.4%
50,199	Medtronic PLC	5,880,311	1.0
54,965	Other Securities	2,470,113	0.4
		8,350,424	1.4
	Israel: 0.2%
247,967	Other Securities	1,463,689	0.2

	Italy: 2.5%
234,287	Assicurazioni Generali S.p.A.	4,101,965	0.7
106,898 (4)	Poste Italiane SpA	1,093,428	0.2
2,201,157 (2)	Other Securities	9,865,384	1.6
		15,060,777	2.5
	Japan: 8.6%
40,200	Secom Co., Ltd.	3,708,519	0.6
321,800	SoftBank Corp.	4,039,232	0.6
61,300	Sumitomo Mitsui Financial Group, Inc.	1,900,187	0.3
93,200	Sumitomo Mitsui Trust Holdings, Inc.	2,875,660	0.5
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
2,082,600 (1)(2)	Other Securities	$40,165,798	6.6
		52,689,396	8.6
	Netherlands: 0.5%
388,438	Other Securities	3,291,535	0.5

	New Zealand: 0.1%
240,355	Other Securities	814,136	0.1

	Norway: 0.1%
86,788	Other Securities	881,110	0.1

	Singapore: 0.2%
215,100	Other Securities	1,510,862	0.2

	Spain: 0.9%
217,250	Other Securities	5,181,477	0.9

	Sweden: 0.2%
15,292	Other Securities	1,190,035	0.2

	Switzerland: 2.1%
9,830	Zurich Insurance Group AG	4,142,571	0.7
70,445	Other Securities	8,404,337	1.4
		12,546,908	2.1
	United Kingdom: 5.0%
218,999	GlaxoSmithKline PLC	4,007,244	0.7
75,487	Unilever PLC	4,570,792	0.7
2,370,882 (2)	Other Securities	21,814,835	3.6
		30,392,871	5.0
	United States: 61.7%
69,134	AbbVie, Inc.	7,407,708	1.2
14,727	Air Products & Chemicals, Inc.	4,023,711	0.7
34,036	Allstate Corp.	3,741,577	0.6
114,568	Altria Group, Inc.	4,697,288	0.8
21,873	Amgen, Inc.	5,029,040	0.8
178,815	AT&T, Inc.	5,142,719	0.8
6,718	Blackrock, Inc.	4,847,306	0.8
42,092	Booz Allen Hamilton Holding Corp.	3,669,581	0.6
84,487	Bristol-Myers Squibb Co.	5,240,729	0.9
141,310	Cisco Systems, Inc.	6,323,622	1.0
77,915	eBay, Inc.	3,915,229	0.6
64,374	General Mills, Inc.	3,785,191	0.6
68,757	Gilead Sciences, Inc.	4,005,783	0.7
29,641	Honeywell International, Inc.	6,304,641	1.0
55,744	Johnson & Johnson	8,772,991	1.4
42,267	JPMorgan Chase & Co.	5,370,868	0.9
28,857	Kimberly-Clark Corp.	3,890,789	0.6
33,871	Leidos Holdings, Inc.	3,560,519	0.6
19,836	McDonald’s Corp.	4,256,409	0.7
73,314	Merck & Co., Inc.	5,997,085	1.0
27,917	Nasdaq, Inc.	3,705,703	0.6

See Accompanying Notes to Financial Statements

Voya Global High Dividend	SUMMARY PORTFOLIO OF INVESTMENTS
Low Volatility Portfolio	as of December 31, 2020 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
26,304	Packaging Corp. of America	$3,627,585	0.6
43,781	PepsiCo, Inc.	6,492,722	1.1
165,172	Pfizer, Inc.	6,079,981	1.0
57,592	Philip Morris International, Inc.	4,768,042	0.8
53,055	Procter & Gamble Co.	7,382,073	1.2
44,538	Progressive Corp.	4,403,917	0.7
39,855	Republic Services, Inc.	3,838,036	0.6
9,010	Roper Technologies, Inc.	3,884,121	0.6
26,620	T. Rowe Price Group, Inc.	4,030,002	0.7
29,018	Target Corp.	5,122,548	0.8
36,663	Texas Instruments, Inc.	6,017,498	1.0
133,837	Verizon Communications, Inc.	7,862,924	1.3
34,468	Waste Management, Inc.	4,064,811	0.7
180,543	Williams Cos., Inc.	3,619,887	0.6
27,174	Xilinx, Inc.	3,852,458	0.6
4,132,404 (2)	Other Securities	198,675,887	32.5
		377,410,981	61.7
	Total Common Stock (Cost $539,294,886)	597,751,174	97.8
EXCHANGE-TRADED FUNDS: 0.7%
29,495	Other Securities	4,678,480	0.7
	Total Exchange-Traded Funds (Cost $4,581,439)	4,678,480	0.7
	Total Long-Term Investments (Cost $543,876,325)	602,429,654	98.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.2%
	Repurchase Agreements: 1.1%
1,396,592 (5)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $1,396,603, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $1,424,524, due 01/25/21-10/15/62)	1,396,592	0.2
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,552,200 (5)	Citadel Securities LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $1,552,222, collateralized by various U.S. Government Securities, 0.000%-7.875%, Market Value plus accrued interest $1,583,268, due 01/31/21-05/15/49)	$1,552,200	0.3
1,552,191 (5)	Citigroup, Inc., Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $1,552,203, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.000%, Market Value plus accrued interest $1,583,235, due 09/15/21-01/01/51)	1,552,191	0.2
615,727 (5)	Deutsche Bank Securities Inc., Repurchase Agreement dated 12/31/20, 0.06%, due 01/04/21 (Repurchase Amount $615,731, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $628,042, due 01/15/21-01/01/51)	615,727	0.1
1,552,191 (5)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/20, 0.08%, due 01/04/21 (Repurchase Amount $1,552,205, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.000%, Market Value plus accrued interest $1,583,235, due 01/05/21-12/20/50)	1,552,191	0.3
	Total Repurchase Agreements (Cost $6,668,901)	6,668,901	1.1

See Accompanying Notes to Financial Statements

Voya Global High Dividend	SUMMARY PORTFOLIO OF INVESTMENTS
Low Volatility Portfolio	as of December 31, 2020 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.1%
405,001 (6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000% (Cost $405,001)	$405,001	0.1
	Total Short-Term Investments (Cost $7,073,902)	7,073,902	1.2
	Total Investments in Securities (Cost $550,950,227)	$609,503,556	99.7
	Assets in Excess of Other Liabilities	1,891,223	0.3
	Net Assets	$611,394,779	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2020.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains securities on loan.

(2)
The grouping contains non-income producing securities.

(3)
The grouping contains Level 3 securities.

(4)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(5)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of December 31, 2020.

Sector Diversification	Percentage of Net Assets
Financials	18.8%
Health Care	14.1
Industrials	13.0
Consumer Staples	11.3
Information Technology	9.6
Communication Services	6.9
Materials	6.4
Utilities	6.3
Consumer Discretionary	4.8
Energy	3.7
Real Estate	2.9
Exchange-Traded Funds	0.7
Short-Term Investments	1.2
Assets in Excess of Other Liabilities	0.3
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$19,499,413	$—	$19,499,413
Belgium	—	2,430,882	—	2,430,882
Canada	23,855,775	—	142,609	23,998,384
China	—	2,118,827	—	2,118,827
Denmark	—	10,090,548	—	10,090,548
Finland	—	4,692,826	—	4,692,826
France	—	7,729,954	—	7,729,954
Germany	—	6,612,188	—	6,612,188
Hong Kong	—	9,793,951	—	9,793,951
Ireland	7,442,955	907,469	—	8,350,424
Israel	—	1,463,689	—	1,463,689
Italy	—	15,060,777	—	15,060,777
Japan	—	52,689,396	—	52,689,396
Netherlands	—	3,291,535	—	3,291,535
New Zealand	—	814,136	—	814,136
Norway	—	881,110	—	881,110
Singapore	—	1,510,862	—	1,510,862
Spain	—	5,181,477	—	5,181,477
Sweden	—	1,190,035	—	1,190,035
See Accompanying Notes to Financial Statements

Voya Global High Dividend	SUMMARY PORTFOLIO OF INVESTMENTS
Low Volatility Portfolio	as of December 31, 2020 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Switzerland	—	12,546,908	—	12,546,908
United Kingdom	6,277,511	24,115,360	—	30,392,871
United States	377,410,981	—	—	377,410,981
Total Common Stock	414,987,222	182,621,343	142,609	597,751,174
Exchange-Traded Funds	4,678,480	—	—	4,678,480
Short-Term Investments	405,001	6,668,901	—	7,073,902
Total Investments, at fair value	$420,070,703	$189,290,244	$142,609	$609,503,556

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $551,549,085.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$72,460,242
Gross Unrealized Depreciation	(14,320,116)
Net Unrealized Appreciation	$58,140,126
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Government Money Market Portfolio	as of December 31, 2020

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY DEBT: 27.1%
16,750,000	Fannie Mae, 0.130%, (SOFRRATE + 0.040%), 01/29/2021	$16,749,608	2.9
70,000,000	Fannie Mae, 0.210%, (SOFRRATE + 0.120%), 03/16/2021	70,000,000	12.3
9,000,000	Fannie Mae, 0.370%, (SOFRRATE + 0.280%), 04/26/2021	9,000,000	1.6
9,000,000	Federal Farm Credit Banks, 0.153%, (US0001M + 0.005%), 06/25/2021	9,000,000	1.6
5,000,000	Federal Farm Credit Banks, 0.210%, (FEDL01 + 0.120%), 04/23/2021	4,997,981	0.9
35,000,000	Federal Home Loan Banks, 0.125%, (SOFRRATE + 0.035%), 12/10/2021	35,000,000	6.1
10,000,000	Federal Home Loan Banks, 0.170%, (SOFRRATE + 0.080%), 03/04/2021	10,000,000	1.7
	Total U.S. Government Agency Debt
	(Cost $154,747,589)	154,747,589	27.1
U.S. TREASURY DEBT: 57.9%
17,000,000 (1)	United States Cash Management Bill, 0.080%, 03/23/2021	16,996,902	3.0
84,000,000 (1)	United States Cash Management Bill, 0.080%, 03/30/2021	83,983,080	14.7
27,000,000 (1)	United States Treasury Bill, 0.070%, 01/12/2021	26,999,406	4.7
17,000,000 (1)	United States Treasury Bill, 0.070%, 01/21/2021	16,999,292	3.0
134,000,000 (1)	United States Treasury Bill, 0.070%, 01/28/2021	133,992,347	23.5
34,000,000 (1)	United States Treasury Bill, 0.070%, 02/09/2021	33,997,311	6.0
17,000,000 (1)	United States Treasury Bill, 0.090%, 03/25/2021	16,996,570	3.0
	Total U.S. Treasury Debt
	(Cost $329,964,908)	329,964,908	57.9
Principal Amount†		Value	Percentage of Net Assets
U.S. TREASURY REPURCHASE AGREEMENT: 13.4%
Repurchase Agreement: 13.4%
30,000,000	Deutsche Bank Repurchase Agreement dated 12/31/2020, 0.07%, due 1/4/2021, $30,000,233 to be received upon repurchase (Collateralized by $30,292,000, U.S. Treasury Note, 2.125%, Market Value plus accrued interest $30,600,062 due 5/31/2021)	$30,000,000	5.3
46,315,000	Deutsche Bank Repurchase Agreement dated 12/31/2020, 0.070%, due 1/4/2021, $46,315,360 to be received upon repurchase (Collateralized by $47,244,700 Bill, 0.000%, Market Value plus accrued interest $47,241,393 due 2/4/2021)	46,315,000	8.1
	Total U.S. Treasury Repurchase Agreement
	(Cost $76,315,000)	76,315,000	13.4
	Total Investments in Securities (Cost $561,027,497)	$561,027,497	98.4
	Assets in Excess of Other Liabilities	8,967,977	1.6
	Net Assets	$569,995,474	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Represents a zero coupon bond. Rate shown reflects the effective yield as of December 31, 2020.

Reference Rate Abbreviations:
FEDL01
Federal Funds Effective Rate

SOFRRATE
Secured Overnight Financing Rate

US0001M
1-month LIBOR

At December 31, 2020, the aggregate cost of securities for federal income tax purposes is the same as for financial statement purposes.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Government Money Market Portfolio	as of December 31, 2020 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
U.S. Government Agency Debt	$—	$154,747,589	$—	$154,747,589
U.S. Treasury Debt	—	329,964,908	—	329,964,908
U.S. Treasury Repurchase Agreement	—	76,315,000	—	76,315,000
Total Investments, at fair value	$—	$561,027,497	$—	$561,027,497

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

The following table is a summary of the Portfolio’s repurchase agreements by counterparty which are subject to offset under a MRA as of December 31, 2020:
Counterparty	Government Repurchase Agreement, at fair value	Fair Value of Non-Cash Collateral Received Including Accrued Interest (1)	Net Amount
Deutsche Bank	$76,315,000	$(76,315,000)	$—
Totals	$76,315,000	$(76,315,000)	$—

(1) Collateral with a fair value of  $77,841,455 has been pledged in connection with the above government repurchase agreement.
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Growth and Income Portfolio	as of December 31, 2020

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.9%
	Communication Services: 13.1%
620,856	Activision Blizzard, Inc.	$57,646,480	1.8
104,852 (1)	Alphabet, Inc. - Class A	183,767,809	5.7
1,297,845	Comcast Corp. - Class A	68,007,078	2.1
1,609,425	Interpublic Group of Cos., Inc.	37,853,676	1.1
426,592 (1)	Walt Disney Co.	77,289,938	2.4
		424,564,981	13.1
	Consumer Discretionary: 10.3%
22,663 (1)	Amazon.com, Inc.	73,811,805	2.3
260,863	Darden Restaurants, Inc.	31,074,000	1.0
283,568	Expedia Group, Inc.	37,544,403	1.2
564,301	Hasbro, Inc.	52,784,716	1.6
782,593	Las Vegas Sands Corp.	46,642,543	1.4
451,105	Nike, Inc. - Class B	63,817,824	2.0
353,088	Other Securities	26,372,143	0.8
		332,047,434	10.3
	Consumer Staples: 7.1%
1,146,609	Coca-Cola Co.	62,880,037	1.9
235,753	Constellation Brands, Inc.	51,641,695	1.6
732,864	Philip Morris International, Inc.	60,673,811	1.9
382,240	Walmart, Inc.	55,099,896	1.7
		230,295,439	7.1
	Energy: 2.3%
368,515	Chevron Corp.	31,121,092	1.0
732,190	Other Securities	42,275,554	1.3
		73,396,646	2.3
	Financials: 10.7%
1,119,524	American International Group, Inc.	42,385,179	1.3
755,997 (2)	Apollo Global Management, Inc.	37,028,733	1.1
650,077	Citigroup, Inc.	40,083,748	1.2
177,390	Goldman Sachs Group, Inc.	46,779,517	1.5
824,495	Hartford Financial Services Group, Inc.	40,383,765	1.3
487,924	Intercontinental Exchange, Inc.	56,252,758	1.7
966,858	Truist Financial Corp.	46,341,504	1.4
794,789	US Bancorp	37,029,219	1.2
		346,284,423	10.7
	Health Care: 14.1%
566,248 (1)(2)	Alcon, Inc.	37,361,043	1.1
919,769	Bristol-Myers Squibb Co.	57,053,271	1.8
241,519	Eli Lilly & Co.	40,778,068	1.3
422,878	Johnson & Johnson	66,552,540	2.1
595,782	Medtronic PLC	69,789,903	2.2
128,875	Thermo Fisher Scientific, Inc.	60,027,397	1.8
146,282	UnitedHealth Group, Inc.	51,298,172	1.6
266,176	Zimmer Biomet Holdings, Inc.	41,015,060	1.3
140,353 (3)	Other Securities	29,814,041	0.9
		453,689,495	14.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: 8.2%
185,265	L3Harris Technologies, Inc.	$35,018,790	1.1
235,397	Norfolk Southern Corp.	55,932,681	1.7
161,549	Old Dominion Freight Line	31,531,134	1.0
696,796	Raytheon Technologies Corp.	49,827,882	1.5
164,607 (1)	United Rentals, Inc.	38,174,010	1.2
473,906	Other Securities	54,326,645	1.7
		264,811,142	8.2
	Information Technology: 25.2%
114,949 (1)	Adobe, Inc.	57,488,294	1.8
376,790	Apple, Inc.	49,996,265	1.5
172,215	Broadcom, Inc.	75,404,338	2.3
838,512 (1)	Fiserv, Inc.	95,472,976	3.0
2,490,727	HP, Inc.	61,246,977	1.9
222,969	Intuit, Inc.	84,694,775	2.6
227,205	Microchip Technology, Inc.	31,379,282	1.0
858,122	Microsoft Corp.	190,863,495	5.9
304,618	MKS Instruments, Inc.	45,829,778	1.4
380,563	Motorola Solutions, Inc.	64,718,544	2.0
362,140	NXP Semiconductor NV - NXPI - US	57,583,881	1.8
		814,678,605	25.2
	Materials: 2.8%
374,168	Eastman Chemical Co.	37,521,567	1.2
788,675	Other Securities	53,671,994	1.6
		91,193,561	2.8
	Real Estate: 2.3%
442,013	ProLogis, Inc.	44,051,015	1.4
819,597	Other Securities	30,972,571	0.9
		75,023,586	2.3
	Utilities: 2.8%
321,573	Entergy Corp.	32,105,848	1.0
408,323	NextEra Energy, Inc.	31,502,120	1.0
630,909	Other Securities	26,636,978	0.8
		90,244,946	2.8
	Total Common Stock (Cost $2,362,800,484)	3,196,230,258	98.9

Principal Amount†			Value	Percentage of Net Assets
OTHER(4): —%
Utilities: —%
10,000,000	(5)(6)	Southern Energy (Escrow)	—	—
		Total Other (Cost $—)	—	—
		Total Long-Term Investments (Cost $2,362,800,484)	3,196,230,258	98 .9

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Growth and Income Portfolio	as of December 31, 2020 (continued)

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.9%
		Repurchase Agreements: 1.6%
2,934,666	(7)	Amherst Pierpoint Securities LLC, Repurchase Agreement dated 12/31/20, 0.10%, due 01/04/21 (Repurchase Amount $2,934,698, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-4.628%, Market Value plus accrued interest $2,993,359, due 02/03/21-11/20/70)	$2,934,666	0 .1
1,844,650	(7)	Bethesda Securities LLC, Repurchase Agreement dated 12/31/20, 0.10%, due 01/04/21 (Repurchase Amount $1,844,670, collateralized by various U.S. Government Agency Obligations, 2.500%-5.500%, Market Value plus accrued interest $1,881,543, due 07/01/24-10/01/50)	1,844,650	0 .0
2,445,614	(7)	BNP Paribas S.A., Repurchase Agreement dated 12/31/20, 0.24%, due 01/04/21 (Repurchase Amount $2,445,678, collateralized by various U.S. Government Securities, 0.750%-8.750%, Market Value plus accrued interest $2,567,895, due 03/01/21-11/20/40)	2,445,614	0 .1
8,708,840	(7)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $8,708,907, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $8,883,017, due 01/25/21-10/15/62)	8,708,840	0 .3
Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
		Repurchase Agreements (continued)
2,980,643	(7)	CF Secured LLC, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $2,980,666, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 4.750%, Market Value plus accrued interest $3,040,256, due 01/14/21-01/20/69)	$2,980,643	0 .1
5,464,371	(7)	Citadel Securities LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $5,464,449, collateralized by various U.S. Government Securities, 0.000%-7.875%, Market Value plus accrued interest $5,573,743, due 01/31/21-05/15/49)	5,464,371	0 .2
8,090,299	(7)	Citigroup, Inc., Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $8,090,361, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-4.000%, Market Value plus accrued interest $8,252,105, due 09/15/21-01/01/51)	8,090,299	0 .2
1,202,439	(7)	Industrial & Comm. Bank of China, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $1,202,448, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $1,226,488, due 01/04/21-12/01/50)	1,202,439	0 .0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Growth and Income Portfolio	as of December 31, 2020 (continued)

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
		Repurchase Agreements (continued)
3,405,146	(7)	JVB Financial Group LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $3,405,195, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-7.000%, Market Value plus accrued interest $3,473,249, due 07/01/22-12/01/50)	$3,405,146	0 .1
3,890,772	(7)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $3,890,827, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.125%, Market Value plus accrued interest $3,968,645, due 02/18/21-01/15/62)	3,890,772	0 .1
3,063,976	(7)	Palafox Trading LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $3,064,020, collateralized by various U.S. Government Securities, 0.250%-1.125%, Market Value plus accrued interest $3,126,387, due 02/28/25-05/31/25)	3,063,976	0 .1
8,643,784	(7)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/20, 0.16%, due 01/04/21 (Repurchase Amount $8,643,936, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $8,838,635, due 07/15/22-02/15/47)	8,643,784	0 .3
		Total Repurchase Agreements (Cost $52,675,200)	52,675,200	1 .6

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds(7): 1.3%
37,260,080 (7)(8)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000%	$37,260,080	1.2
1,064,000 (7)(8)	Goldman Sachs Financial Square Government Fund – Institutional Shares, 0.020%	1,064,000	0.0
1,570,000 (7)(8)	Morgan Stanley Institutional Liquidity Funds – Government Portfolio (Institutional Share Class), 0.030%	1,570,000	0.1
	Total Mutual Funds (Cost $39,894,080)	39,894,080	1.3
	Total Short-Term Investments (Cost $92,569,280)	92,569,280	2.9
	Total Investments in Securities (Cost $2,455,369,764)	$3,288,799,538	101.8
	Liabilities in Excess of Other Assets	(56,986,130)	(1.8)
	Net Assets	$3,231,813,408	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2020.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
Security, or a portion of the security, is on loan.

(3)
The grouping contains non-income producing securities.

(4)
Represents an escrow position for future entitlements, if any, on the defaulted bond. The escrow position was received in exchange for the defaulted bond as part of the bankruptcy reorganization of the bond issuer. These holdings are non-income producing.

(5)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(6)
Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2020, the Portfolio held restricted securities with a fair value of  $— or 0.0% of net assets. Please refer to the table below for additional details.

(7)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(8)
Rate shown is the 7-day yield as of December 31, 2020.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Growth and Income Portfolio	as of December 31, 2020 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Common Stock*	$3,196,230,258	$—	$—	$3,196,230,258
Other	—	—	—	—
Short-Term Investments	39,894,080	52,675,200	—	92,569,280
Total Investments, at fair value	$3,236,124,338	$52,675,200	$—	$3,288,799,538

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2020, Voya Growth and Income Portfolio held the following restricted securities:
Security	Acquisition Date	Acquisition Cost	Fair Value
Southern Energy (Escrow)	11/30/2005	$—	$—
		$—	$—
At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $2,481,185,352.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$846,004,379
Gross Unrealized Depreciation	(38,390,193)
Net Unrealized Appreciation	$807,614,186
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 25.8%
	Basic Materials: 0.6%
1,250,000 (1)	Anglo American Capital PLC, 3.625%, 09/11/2024	$1,361,020	0.1
1,073,000 (1)	Anglo American Capital PLC, 4.125%, 04/15/2021	1,081,631	0.0
476,000 (1)	Anglo American Capital PLC, 5.625%, 04/01/2030	607,012	0.0
702,000 (1)	Newcrest Finance Pty Ltd., 3.250%, 05/13/2030	776,532	0.0
561,000 (1)	Newcrest Finance Pty Ltd., 4.200%, 05/13/ 2050	687,607	0.0
13,861,000	Other Securities	16,073,621	0.5
		20,587,423	0.6
	Communications: 2.7%
801,000 (1)	AT&T, Inc., 2.550%, 12/01/2033	825,434	0.0
3,701,000 (1)	AT&T, Inc., 3.550%, 09/15/2055	3,688,627	0.1
4,703,000 (1)	AT&T, Inc., 3.650%, 09/15/2059	4,726,452	0.2
5,354,000	AT&T, Inc., 1.650%-4.300%, 02/01/2028-02/01/2043	5,552,144	0.1
9,754,000	Comcast Corp., 2.650%-4.600%, 02/01/2030-11/01/2049	12,147,054	0.3
860,000 (1)	Deutsche Telekom AG, 3.625%, 01/21/2050	991,289	0.0
4,885,000 (1)	NBCUniversal Enterprise, Inc., 5.250%, 12/31/2199	4,988,806	0.2
2,630,000 (1)	Tencent Holdings Ltd., 2.985%, 01/19/2023	2,738,343	0.1
527,000 (1)	T-Mobile USA, Inc., 2.050%, 02/15/2028	548,823	0.0
1,738,000 (1)	T-Mobile USA, Inc., 3.300%, 02/15/2051	1,791,365	0.1
1,120,000 (1)	T-Mobile USA, Inc., 3.600%, 11/15/2060	1,190,913	0.1
818,000 (1)	T-Mobile USA, Inc., 3.750%, 04/15/2027	932,357	0.0
462,000 (1)	T-Mobile USA, Inc., 3.875%, 04/15/2030	535,578	0.0
817,000 (1)	T-Mobile USA, Inc., 4.375%, 04/15/2040	997,859	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
2,500,000 (1)	T-Mobile USA, Inc., 4.500%, 04/15/2050	$3,088,150	0.1
542,000 (1)	Verizon Communications, Inc., 2.987%, 10/30/2056	545,632	0.0
12,413,000	Verizon Communications, Inc., 2.650%-4.862%, 08/10/2033-11/20/2060	14,467,246	0.4
31,097,000	Other Securities	37,062,482	1.0
		96,818,554	2.7
	Consumer, Cyclical: 1.2%
778,000 (1)	Alaska Airlines 2020-1 Class A Pass Through Trust, 4.800%, 02/15/2029	859,387	0.0
3,500,000 (1)	BMW US Capital LLC, 3.450%, 04/12/2023	3,731,953	0.1
891,000 (1)	British Airways 2020-1 Class A Pass Through Trust, 4.250%, 05/15/2034	954,322	0.0
1,875,000 (1)	Daimler Finance North America LLC, 2.125%, 03/10/2025	1,971,583	0.1
515,000 (1)	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.500%, 10/20/2025	550,640	0.0
515,000 (1)	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.750%, 10/20/2028	562,547	0.0
873,000 (1)(2)	Harley-Davidson Financial Services, Inc., 3.350%, 06/08/2025	946,209	0.0
1,688,000 (1)	Nissan Motor Co. Ltd., 3.522%, 09/17/2025	1,811,175	0.1
877,000 (1)	Nissan Motor Co. Ltd., 4.345%, 09/17/2027	969,395	0.0
446,000 (1)	Nissan Motor Co. Ltd., 4.810%, 09/17/2030	503,329	0.0
28,219,025	Other Securities	30,110,717	0.9
		42,971,257	1.2
	Consumer, Non-cyclical: 4.5%
17,148,000	AbbVie, Inc., 2.300%-4.625%, 11/06/2022-11/06/2042	19,324,456	0.5
520,000 (1)	Alcon Finance Corp., 2.600%, 05/27/2030	554,494	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
6,511,000	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.700%-4.900%, 02/01/2036-02/01/2046	$8,412,311	0.2
3,169,000	Anheuser-Busch InBev Worldwide, Inc., 4.350%-5.450%, 01/23/2039-06/01/2040	4,048,744	0.1
2,000,000 (1)	Cargill, Inc., 3.875%, 05/23/2049	2,448,827	0.1
10,596,000	Cigna Corp., 3.250%-4.900%, 07/15/2023-12/15/2048	12,553,472	0.3
59,680	CVS Pass-Through Trust, 6.943%, 01/10/2030	71,379	0.0
10,259,000	CVS Health Corp., 2.700%-5.050%, 07/20/2025-03/25/2048	12,816,309	0.4
466,000 (1)	Health Care Service Corp. A Mutual Legal Reserve Co., 3.200%, 06/01/2050	504,578	0.0
2,113,000 (1)	Imperial Brands Finance PLC, 3.750%, 07/21/2022	2,204,110	0.1
2,500,000 (1)	Mars, Inc., 4.125%, 04/01/2054	3,309,468	0.1
537,000 (1)	Royalty Pharma PLC, 1.200%, 09/02/2025	545,702	0.0
796,000 (1)	Royalty Pharma PLC, 1.750%, 09/02/2027	819,712	0.0
805,000 (1)	Royalty Pharma PLC, 3.300%, 09/02/2040	847,666	0.1
1,500,000 (1)	Viatris, Inc., 3.850%, 06/22/2040	1,693,068	0.0
80,041,000 (3)	Other Securities	91,504,659	2.6
		161,658,955	4.5
	Energy: 2.2%
5,514,000	BP Capital Markets America, Inc., 1.749%-3.224%, 04/14/2024-06/04/2051	5,854,363	0.2
2,833,000 (4)	BP Capital Markets PLC, 4.742%-4.875%, 03/11/2021-12/31/2199	2,957,639	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
498,000 (1)	Schlumberger Holdings Corp., 4.000%, 12/21/ 2025	$566,504	0.0
1,500,000 (1)	Schlumberger Investment SA, 2.400%, 08/01/2022	1,538,322	0.0
60,503,000 (3)	Other Securities	67,123,191	1.9
		78,040,019	2.2
	Financial: 9.2%
1,840,000 (1)	ANZ New Zealand Int’l Ltd./London, 3.400%, 03/19/2024	1,999,309	0.1
3,657,000 (1)	Athene Global Funding, 2.550%, 11/19/2030	3,662,403	0.1
519,000 (1)	Athene Global Funding, 2.950%, 11/12/2026	557,263	0.0
452,000 (1)	Aviation Capital Group LLC, 3.875%, 05/01/2023	471,249	0.0
808,000 (1)	Aviation Capital Group LLC, 4.375%, 01/30/2024	853,342	0.0
982,000 (1)	Aviation Capital Group LLC, 5.500%, 12/15/2024	1,087,910	0.1
30,136,000 (4)	Bank of America Corp., 0.981%-5.125%, 05/17/2022-12/31/2199	32,941,597	0.9
1,773,000 (1)	Banque Federative du Credit Mutuel SA, 0.650%, 02/27/2024	1,778,555	0.1
1,535,000 (1)	Banque Federative du Credit Mutuel SA, 2.375%, 11/21/2024	1,627,978	0.0
1,000,000 (1)	Barclays Bank PLC, 10.179%, 06/12/2021	1,040,135	0.0
455,000 (1)(4)	BNP Paribas SA, 2.588%, 08/12/2035	465,685	0.0
4,115,000 (1)(4)	BNP Paribas SA, 2.819%, 11/19/2025	4,397,973	0.1
1,715,000 (1)(4)	BNP Paribas SA, 3.052%, 01/13/2031	1,872,695	0.1
3,960,000 (1)	BPCE SA, 2.700%, 10/01/2029	4,258,666	0.1
955,000 (1)	BPCE SA, 5.700%, 10/22/2023	1,081,540	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
12,118,000 (4)	Citigroup, Inc., 1.678%-5.500%, 07/24/2023-06/03/2031	$13,291,709	0.4
2,000,000 (1)	Citizens Financial Group, Inc., 4.150%, 09/28/2022	2,112,585	0.1
745,000 (1)	Commonwealth Bank of Australia, 3.743%, 09/12/2039	876,897	0.0
1,358,000 (1)(4)	Cooperatieve Rabobank UA, 1.004%, 09/24/2026	1,368,657	0.0
6,252,000	Cooperatieve Rabobank UA, 3.950%-4.375%, 11/09/2022-08/04/2025	7,079,234	0.2
1,235,000 (1)(4)	Credit Agricole SA/ London, 1.907%, 06/16/2026	1,282,054	0.0
6,000,000 (1)	Credit Suisse AG, 6.500%, 08/08/2023	6,771,852	0.2
3,000,000 (1)(4)	Credit Suisse Group AG, 2.997%, 12/14/2023	3,138,723	0.1
1,292,000 (1)(4)	Credit Suisse Group AG, 4.194%, 04/01/2031	1,520,675	0.0
3,053,000	Credit Suisse Group Funding Guernsey Ltd., 3.450%-3.800%, 04/16/2021-09/15/2022	3,116,543	0.1
1,870,000 (1)(4)	Danske Bank A/S, 1.621%, 09/11/2026	1,880,147	0.1
4,500,000 (1)	Danske Bank A/S, 2.800%, 03/10/2021	4,519,564	0.1
600,000 (1)	Danske Bank A/S, 5.000%, 01/12/2022	626,551	0.0
609,000 (1)	Empower Finance 2020 L.P., 1.357%, 09/17/2027	613,880	0.0
1,925,000 (1)	Federation des Caisses Desjardins du Quebec, 2.050%, 02/10/2025	2,024,515	0.1
10,517,000 (4)	HSBC Holdings PLC, 1.589%-4.950%, 11/07/2025-08/18/2031	11,652,768	0.3
16,650,000 (4)	JPMorgan Chase & Co., 2.182%-5.000%, 04/01/2023-12/31/2199	18,012,339	0.5
702,000 (1)	KKR Group Finance Co. VII LLC, 3.625%, 02/25/2050	783,550	0.0
1,841,000 (1)	Liberty Mutual Group, Inc., 3.951%, 10/15/2050	2,208,772	0.1
5,870,000	Mizuho Financial Group Cayman 2 Ltd., 4.200%, 07/18/2022	6,174,672	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
2,810,000 (1)	Mizuho Financial Group, Inc., 2.632%, 04/12/2021	$2,827,809	0.1
315,000 (1)	Mizuho Financial Group, Inc., 3.477%, 04/12/2026	353,205	0.0
13,166,000 (4)	Morgan Stanley, 1.794%-5.500%, 07/28/2021-02/13/2032	14,578,624	0.4
1,341,000 (1)	National Australia Bank Ltd., 2.332%, 08/21/2030	1,365,450	0.0
1,575,000 (1)(4)	National Australia Bank Ltd., 3.933%, 08/02/2034	1,771,147	0.1
894,000 (1)	Nationwide Building Society, 2.000%, 01/27/2023	923,002	0.0
1,004,000 (1)(4)	Nationwide Building Society, 3.960%, 07/18/2030	1,170,432	0.1
1,576,000 (1)	New York Life Global Funding, 2.875%, 04/10/2024	1,695,426	0.0
2,661,000 (1)(2)(4)	Nordea Bank ABP, 6.125%, 12/31/2199	2,907,342	0.1
174,000 (1)	Northwestern Mutual Life Insurance Co/The, 3.625%, 09/30/2059	202,403	0.0
1,986,000 (1)	Owl Rock Technology Finance Corp., 4.750%, 12/15/2025	2,077,930	0.1
2,000,000	Royal Bank of Canada, 0.898%, (US0003M + 0.660)%, 10/05/2023	2,021,031	0.1
760,000 (1)	Scentre Group Trust 1 / Scentre Group Trust 2, 3.625%, 01/28/2026	836,635	0.0
964,000 (1)(4)	Scentre Group Trust 2, 5.125%, 09/24/2080	1,018,106	0.0
1,360,000 (1)	Skandinaviska Enskilda Banken AB, 0.850%, 09/02/2025	1,365,066	0.0
1,801,000 (1)(4)	Standard Chartered PLC, 3.265%, 02/18/2036	1,886,146	0.1
1,234,000 (1)	Sumitomo Mitsui Trust Bank Ltd., 1.050%, 09/12/2025	1,243,370	0.0
3,500,000	UBS AG/Stamford CT, 7.625%, 08/17/2022	3,874,934	0.1
2,470,000	UBS AG, 5.125%, 05/15/2024	2,728,733	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
791,000 (1)(4)	UBS Group AG, 1.008%, 07/30/2024	$799,101	0.0
750,000 (1)(4)	UBS Group AG, 1.364%, 01/30/2027	758,774	0.0
300,000 (1)	USAA Capital Corp., 2.125%, 05/01/2030	315,665	0.0
11,056,000 (4)	Wells Fargo & Co., 2.406%-5.013%, 08/15/2023-04/04/2051	12,317,565	0.3
8,795,000 (4)	Wells Fargo Bank NA, 2.082%-3.625%, 10/22/2021-09/09/2022	8,977,666	0.3
1104,085,000 (3)	Other Securities	114,950,963	3.2
		330,118,512	9.2
	Industrial: 1.3%
264,000 (1)	BAE Systems PLC, 3.400%, 04/15/2030	299,393	0.0
1,295,000 (1)	Penske Truck Leasing Co. Lp / PTL Finance Corp., 1.200%, 11/15/ 2025	1,306,997	0.0
2,250,000 (1)	TTX Co., 3.600%, 01/15/2025	2,507,250	0.1
37,824,000 (3)	Other Securities	43,756,110	1.2
		47,869,750	1.3
	Technology: 1.4%
9,076,000	Apple, Inc., 2.550%-3.850%, 05/04/2043-08/20/2060	11,216,587	0.3
1,000,000 (1)	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	1,221,562	0.0
1,210,000 (1)	Leidos, Inc., 2.300%, 02/15/2031	1,234,289	0.0
900,000 (1)	Microchip Technology, Inc., 2.670%, 09/01/2023	941,819	0.0
6,400,000	Microsoft Corp., 3.700%, 08/08/2046	8,117,674	0.2
5,750,000	Microsoft Corp., 2.400%-2.525%, 08/08/2026-06/01/2050	6,128,131	0.2
255,000 (1)	NXP BV / NXP Funding LLC / NXP USA, Inc., 3.400%, 05/01/2030	289,593	0.0
1,000,000 (1)	TSMC Global Ltd., 0.750%, 09/28/2025	996,591	0.0
1,060,000 (1)	TSMC Global Ltd., 1.000%, 09/28/2027	1,050,651	0.1
17,425,000 (3)	Other Securities	19,696,864	0.6
		50,893,761	1.4
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: 2.7%
622,000 (1)	AES Corp./The, 1.375%, 01/15/2026	$628,005	0.0
1,576,000 (1)	AES Corp./The, 3.950%, 07/15/2030	1,784,481	0.1
2,500,000 (1)	American Transmission Systems, Inc., 5.000%, 09/01/2044	3,066,124	0.1
3,219,000 (1)	American Transmission Systems, Inc., 5.250%, 01/15/2022	3,355,795	0.1
1,413,000 (1)	Berkshire Hathaway Energy Co., 1.650%, 05/15/2031	1,414,591	0.0
1,055,000 (4)	Duke Energy Corp., 4.875%, 12/31/2199	1,145,023	0.0
1,485,000	Duke Energy Indiana LLC, 3.250%, 10/01/2049	1,681,938	0.1
3,885,000	Duke Energy Carolinas LLC, 3.200%-4.000%, 09/30/2042-08/15/2049	4,650,375	0.1
2,043,000	Duke Energy Progress LLC, 3.700%-4.200%, 08/15/2045-10/15/2046	2,565,266	0.1
868,000 (1)	Duquesne Light Holdings, Inc., 2.532%, 10/01/2030	899,231	0.0
2,802,000 (1)	Jersey Central Power & Light Co., 4.300%, 01/15/2026	3,136,740	0.1
411,000 (1)	Metropolitan Edison Co., 4.000%, 04/15/2025	448,868	0.0
231,000 (1)	Narragansett Electric Co/The, 3.395%, 04/09/2030	262,155	0.0
845,000 (1)	NRG Energy, Inc., 2.000%, 12/02/2025	876,212	0.1
704,000 (1)	NRG Energy, Inc., 2.450%, 12/02/2027	741,374	0.0
842,000 (1)	Oglethorpe Power Corp., 3.750%, 08/01/2050	907,325	0.0
59,883,000 (3)	Other Securities	67,335,549	1.9
		94,899,052	2.7
	Total Corporate Bonds/Notes (Cost $843,353,739)	923,857,283	25.8

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: 18.8%
3,092,237 (1)(4)	Agate Bay Mortgage Trust 2015-6 B2, 3.607%, 09/25/2045	$3,212,288	0.1
4,096,296	Alternative Loan Trust 2005-10CB 1A1, 0.648%, (US0001M + 0.500)%, 05/25/2035	3,224,440	0.1
3,343,430	Alternative Loan Trust 2005-51 3A2A, 1.899%, (12MTA + 1.290)%, 11/20/2035	3,112,928	0.1
1,439,368	Alternative Loan Trust 2005-65CB 2A4, 5.500%, 12/25/2035	1,334,629	0.0
1,826,539	Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/2035	1,790,777	0.1
389,499 (5)	Alternative Loan Trust 2005-J3 2A2, 4.852%, (-1.000*US0001M + 5.000)%, 05/25/2035	55,614	0.0
1,280,094	Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	893,349	0.0
2,590,714	Alternative Loan Trust 2006-HY11 A1, 0.388%, (US0001M + 0.120)%, 06/25/2036	2,509,567	0.1
1,854,923	Alternative Loan Trust 2007-23CB A3, 0.648%, (US0001M + 0.500)%, 09/25/2037	816,390	0.0
113,122	Banc of America Funding 2007 8 Trust 4A1, 6.000%, 08/25/2037	108,874	0.0
2,507,606	Bear Stearns Mortgage Funding Trust 2006-AR5 2A1, 0.338%, (US0001M + 0.190)%, 01/25/2037	2,270,242	0.1
2,500,000 (1)	Bellemeade Re 2020-4 M2A Ltd., 2.750%, (US0001M + 2.600)%, 06/25/2030	2,501,672	0.1
17,189	CHL Mortgage Pass-Through Trust 2005-2 2A3, 0.828%, (US0001M + 0.680)%, 03/25/2035	15,736	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,487,015 (1)(4)	CIM Trust 2020-J1 B3, 3.485%, 07/25/2050	$1,447,580	0.0
1,101,724 (4)	Citigroup Mortgage Loan Trust 2007-10 22AA, 3.361%, 09/25/2037	1,072,273	0.0
1,109,216 (1)(4)	Citigroup Mortgage Loan Trust 2015-A B2, 4.500%, 06/25/2058	1,174,550	0.0
43,603 (4)	Citigroup Mortgage Loan Trust, Inc. 2005-3 2A2A, 3.125%, 08/25/2035	44,082	0.0
1,880,150	Citigroup Mortgage Loan Trust, Inc. 2005-8 3A1, 5.500%, 09/25/2035	1,888,487	0.1
2,000,000 (1)	Connecticut Avenue Securities Trust 2020-R02 2M2, 2.148%, (US0001M + 2.000)%, 01/25/2040	1,996,732	0.1
889,366	Countrywide Alternative Loan Trust 2005-53T2 2A6, 0.648%, (US0001M + 0.500)%, 11/25/2035	411,183	0.0
3,832,643	Countrywide Asset-Backed Certificates 2005-IM1 M1, 0.868%, (US0001M + 0.720)%, 11/25/2035	3,772,797	0.1
2,000,000 (1)(4)	Deephaven Residential Mortgage Trust 2018-2A M1, 4.375%, 04/25/2058	2,046,889	0.1
800,000 (1)	Fannie Mae Connecticut Avenue Securities Trust 2020-SBT1 1M2, 3.798%, (US0001M + 3.650)%, 02/25/2040	808,953	0.0
1,000,000	Fannie Mae 2011-128 KB, 4.500%, 12/25/2041	1,197,821	0.0
12,646,413	Fannie Mae 2011-99 CZ, 4.500%, 10/25/2041	15,129,516	0.4
1,554,221	Fannie Mae 2012-110 CA, 3.000%, 10/25/2042	1,660,215	0.1
23,595,445 (5)	Fannie Mae 2016-82 SD, 5.902%, (-1.000*US0001M + 6.050)%, 11/25/2046	5,337,863	0.2
3,854,513	Fannie Mae 2016-88 EA, 3.500%, 01/25/2045	4,028,778	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
6,251,661	Fannie Mae Connecticut Avenue Securities 16-C06 1M2, 4.398%, (US0001M + 4.250)%, 04/25/2029	$6,571,626	0.2
2,303,218	Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 4.148%, (US0001M + 4.000)%, 05/25/2025	2,353,493	0.1
99,473	Fannie Mae Connecticut Avenue Securities 2015-C02 2M2, 4.148%, (US0001M + 4.000)%, 05/25/2025	101,411	0.0
3,966,586	Fannie Mae Connecticut Avenue Securities 2015-C04 2M2, 5.698%, (US0001M + 5.550)%, 04/25/2028	4,188,317	0.1
5,322,858	Fannie Mae Connecticut Avenue Securities 2016-C04 1M2, 4.398%, (US0001M + 4.250)%, 01/25/2029	5,561,826	0.2
6,024,398	Fannie Mae Connecticut Avenue Securities 2016-C05 2M2, 4.598%, (US0001M + 4.450)%, 01/25/2029	6,296,322	0.2
222,863	Fannie Mae Connecticut Avenue Securities 2016-C07 2M2, 4.498%, (US0001M + 4.350)%, 05/25/2029	233,128	0.0
3,360,097	Fannie Mae Connecticut Avenue Securities 2017-C01 1M2, 3.698%, (US0001M + 3.550)%, 07/25/2029	3,471,274	0.1
4,992,947	Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 3.798%, (US0001M + 3.650)%, 09/25/2029	5,128,056	0.1
1,364,402	Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 3.148%, (US0001M + 3.000)%, 10/25/2029	1,385,440	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
5,083,190	Fannie Mae Connecticut Avenue Securities 2017-C04 2M2, 2.998%, (US0001M + 2.850)%, 11/25/2029	$5,138,741	0.1
9,006,993	Fannie Mae Connecticut Avenue Securities 2017-C05 1M2, 2.348%, (US0001M + 2.200)%, 01/25/2030	9,033,078	0.3
4,541,181	Fannie Mae Connecticut Avenue Securities 2017-C06 1M2, 2.798%, (US0001M + 2.650)%, 02/25/2030	4,572,018	0.1
5,316,709	Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 2.648%, (US0001M + 2.500)%, 05/25/2030	5,336,769	0.2
2,979,039	Fannie Mae Connecticut Avenue Securities 2017-CO6 2M2, 2.948%, (US0001M + 2.800)%, 02/25/2030	3,014,900	0.1
9,072,827	Fannie Mae Connecticut Avenue Securities 2018-C02 2M2, 2.348%, (US0001M + 2.200)%, 08/25/2030	9,055,534	0.3
2,366,248	Fannie Mae Connecticut Avenue Securities 2018-C03 1M2, 2.298%, (US0001M + 2.150)%, 10/25/2030	2,371,551	0.1
4,909,889	Fannie Mae Connecticut Avenue Securities 2018-C04 2M2, 2.698%, (US0001M + 2.550)%, 12/25/2030	4,944,949	0.1
4,487,356	Fannie Mae Connecticut Avenue Securities 2018-C05 1M2, 2.498%, (US0001M + 2.350)%, 01/25/2031	4,512,759	0.1
3,214,342	Fannie Mae Connecticut Avenue Securities 2018-C06 1M2, 2.148%, (US0001M + 2.000)%, 03/25/2031	3,206,212	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,484,407	Fannie Mae Connecticut Avenue Securities 2018-C06 2M2, 2.248%, (US0001M + 2.100)%, 03/25/2031	$2,463,899	0.1
10,205,701	Fannie Mae Connecticut Avenue Securities 2018-CO1 1M2, 2.398%, (US0001M + 2.250)%, 07/25/2030	10,197,369	0.3
1,878,729 (1)	Fannie Mae Connecticut Avenue Securities 2019-R02 1M2, 2.448%, (US0001M + 2.300)%, 08/25/2031	1,883,680	0.1
2,428,547 (1)	Fannie Mae Connecticut Avenue Securities 2019-R04 2M2, 2.248%, (US0001M + 2.100)%, 06/25/2039	2,431,878	0.1
1,396,502 (1)	Fannie Mae Connecticut Avenue Securities 2019-RO3 1M2, 2.298%, (US0001M + 2.150)%, 09/25/2031	1,400,199	0.0
3,699,361 (1)	Fannie Mae Connecticut Avenue Securities Trust 2018-R07 1M2, 2.548%, (US0001M + 2.400)%, 04/25/2031	3,711,146	0.1
1,245,343 (1)	Fannie Mae Connecticut Avenue Securities Trust 2019-R01 2M2, 2.598%, (US0001M + 2.450)%, 07/25/2031	1,249,703	0.0
3,678,707 (1)	Fannie Mae Connecticut Avenue Securities Trust 2019-R06 2M2, 2.248%, (US0001M + 2.100)%, 09/25/2039	3,686,811	0.1
1,800,000 (1)	Fannie Mae Connecticut Avenue Securities Trust 2020-R01 1M2, 2.198%, (US0001M + 2.050)%, 01/25/2040	1,799,920	0.1
500,000 (1)	Fannie Mae Connecticut Avenue Securities Trust 2020-SBT1 2M2, 3.798%, (US0001M + 3.650)%, 02/25/2040	506,297	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,595,311	Fannie Mae Connecticut Avenue Securities, 5.848%, (US0001M + 5.700)%, 04/25/2028	$1,709,611	0.1
415,734 (5)	Fannie Mae Interest Strip Series 418 10, 4.000%, 08/25/2043	66,682	0.0
368,026 (5)	Fannie Mae Interest Strip Series 418 15, 3.500%, 08/25/2043	56,831	0.0
5,878	Fannie Mae REMIC Trust 1994-77 FB, 1.648%, (US0001M + 1.500)%, 04/25/2024	5,940	0.0
286,641	Fannie Mae REMIC Trust 1999-33 Z, 6.000%, 07/25/2029	322,252	0.0
22,662	Fannie Mae REMIC Trust 2002-21 FC, 1.048%, (US0001M + 0.900)%, 04/25/2032	22,924	0.0
734,060 (5)	Fannie Mae REMIC Trust 2003-74 IO, 6.000%, 08/25/2033	150,439	0.0
55,467	Fannie Mae REMIC Trust 2004-11 A, 0.268%, (US0001M + 0.120)%, 03/25/2034	55,279	0.0
382,108	Fannie Mae REMIC Trust 2005-120 ZU, 5.500%, 01/25/2036	445,602	0.0
200,855	Fannie Mae REMIC Trust 2005-74 DK, 23.408%, (-4.000*US0001M + 24.000)%, 07/25/2035	328,496	0.0
4,014,475 (5)	Fannie Mae REMIC Trust 2005-92 SC, 6.532%, (-1.000*US0001M + 6.680)%, 10/25/2035	891,497	0.0
254,514	Fannie Mae REMIC Trust 2006-103 EZ, 6.250%, 10/25/2036	296,935	0.0
782,945	Fannie Mae REMIC Trust 2006-104 ES, 32.710%, (-5.000*US0001M + 33.450)%, 11/25/2036	1,571,903	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,536,552 (5)	Fannie Mae REMIC Trust 2006-12 SD, 6.602%, (-1.000*US0001M + 6.750)%, 10/25/2035	$940,150	0.0
2,233,884 (5)	Fannie Mae REMIC Trust 2006-123 UI, 6.592%, (-1.000*US0001M + 6.740)%, 01/25/2037	564,053	0.0
495,124 (5)	Fannie Mae REMIC Trust 2006-72 HS, 6.552%, (-1.000*US0001M + 6.700)%, 08/25/2026	64,249	0.0
140,659	Fannie Mae REMIC Trust 2007-73 A1, 0.191%, (US0001M + 0.060)%, 07/25/2037	138,378	0.0
405,770	Fannie Mae REMIC Trust 2008-20 SP, 15.130%, (-2.500*US0001M + 15.500)%, 03/25/2038	568,629	0.0
1,847,051	Fannie Mae REMIC Trust 2009-19 PW, 4.500%, 10/25/2036	2,082,202	0.1
6,780,160 (5)	Fannie Mae REMIC Trust 2010-102 SB, 6.452%, (-1.000*US0001M + 6.600)%, 09/25/2040	1,707,168	0.1
2,139,757 (5)	Fannie Mae REMIC Trust 2010-116 SE, 6.452%, (-1.000*US0001M + 6.600)%, 10/25/2040	461,958	0.0
5,986,741 (5)	Fannie Mae REMIC Trust 2010-123 SL, 5.922%, (-1.000*US0001M + 6.070)%, 11/25/2040	1,206,213	0.0
1,379,675	Fannie Mae REMIC Trust 2010-130 CX, 4.500%, 09/25/2039	1,397,642	0.0
3,238,932 (5)	Fannie Mae REMIC Trust 2010-55 AS, 6.272%, (-1.000*US0001M + 6.420)%, 06/25/2040	703,419	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
8,048,357	Fannie Mae REMIC Trust 2010-59 PC, 5.000%, 06/25/2040	$9,153,213	0.3
952,888	Fannie Mae REMIC Trust 2010-60 HJ, 5.500%, 05/25/2040	1,064,842	0.0
3,203,170 (5)	Fannie Mae REMIC Trust 2011-3 AI, 5.000%, 01/25/2041	393,778	0.0
721,256 (5)	Fannie Mae REMIC Trust 2012-10 US, 6.302%, (-1.000*US0001M + 6.450)%, 02/25/2042	99,392	0.0
643,105	Fannie Mae REMIC Trust 2012-103 DA, 3.500%, 10/25/2041	669,656	0.0
8,230,831 (5)	Fannie Mae REMIC Trust 2012-113 SG, 5.952%, (-1.000*US0001M + 6.100)%, 10/25/2042	1,627,876	0.1
5,916,611 (5)	Fannie Mae REMIC Trust 2012-122 SB, 6.002%, (-1.000*US0001M + 6.150)%, 11/25/2042	1,138,392	0.0
2,532,679 (5)	Fannie Mae REMIC Trust 2012-128 DI, 3.000%, 10/25/2032	200,755	0.0
2,920,417	Fannie Mae REMIC Trust 2012-131 BS, 5.214%, (-1.200*US0001M + 5.400)%, 12/25/2042	2,950,760	0.1
8,899,929 (5)	Fannie Mae REMIC Trust 2012-137 SN, 5.952%, (-1.000*US0001M + 6.100)%, 12/25/2042	1,788,443	0.1
3,032,220 (5)	Fannie Mae REMIC Trust 2012-15 SP, 6.472%, (-1.000*US0001M + 6.620)%, 06/25/2040	212,600	0.0
2,128,356 (5)	Fannie Mae REMIC Trust 2012-58 PI, 5.000%, 04/25/2042	294,647	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
318,006	Fannie Mae REMIC Trust 2013-44 ZG, 3.500%, 03/25/2042	$337,483	0.0
7,891,172 (5)	Fannie Mae REMIC Trust 2013-60 DS, 6.052%, (-1.000*US0001M + 6.200)%, 06/25/2033	1,473,571	0.0
7,337,438 (5)	Fannie Mae REMIC Trust 2013-9 DS, 6.002%, (-1.000*US0001M + 6.150)%, 02/25/2043	2,005,162	0.1
18,868,153 (5)	Fannie Mae REMIC Trust 2013-9 SA, 6.002%, (-1.000*US0001M + 6.150)%, 03/25/2042	3,362,980	0.1
1,339,074 (5)	Fannie Mae REMIC Trust 2014-81 JI, 4.000%, 09/25/2041	32,730	0.0
19,097,579 (5)	Fannie Mae REMIC Trust 2015-9 IO, 5.500%, 03/25/2045	4,145,173	0.1
3,208,080 (5)	Fannie Mae REMICS 2005-66 SY, 6.552%, (-1.000*US0001M + 6.700)%, 07/25/2035	748,158	0.0
5,629,220 (5)	Fannie Mae REMICS 2006-120 QD, 4.552%, (-1.000*US0001M + 4.700)%, 10/25/2036	703,427	0.0
2,660,651 (5)	Fannie Mae REMICS 2006-59 XS, 7.052%, (-1.000*US0001M + 7.200)%, 07/25/2036	604,189	0.0
2,836,602 (5)	Fannie Mae REMICS 2007-53 SX, 5.952%, (-1.000*US0001M + 6.100)%, 06/25/2037	667,177	0.0
4,257,242 (5)	Fannie Mae REMICS 2010-112 PI, 6.000%, 10/25/2040	925,647	0.0
15,379,273 (5)	Fannie Mae REMICS 2010-139 SA, 5.882%, (-1.000*US0001M + 6.030)%, 12/25/2040	3,419,432	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
971,073	Fannie Mae REMICS 2011-10 ZC, 5.000%, 02/25/2041	$1,102,316	0.0
99,282	Fannie Mae REMICS 2011-127 UY, 3.500%, 12/25/2041	105,865	0.0
3,590,593 (5)	Fannie Mae REMICS 2011-149 ES, 5.852%, (-1.000*US0001M + 6.000)%, 07/25/2041	439,306	0.0
457,073	Fannie Mae REMICS 2012-150 CS, 5.778%, (-1.500*US0001M + 6.000)%, 01/25/2043	458,618	0.0
9,267,775 (5)	Fannie Mae REMICS 2016-62 SC, 5.852%, (-1.000*US0001M + 6.000)%, 09/25/2046	2,309,253	0.1
38,883,247 (5)	Fannie Mae REMICS 2016-88 CS, 5.902%, (-1.000*US0001M + 6.050)%, 12/25/2046	8,459,291	0.2
10,834,982 (5)	Fannie Mae REMICS 2016-93 SL, 6.502%, (-1.000*US0001M + 6.650)%, 12/25/2046	2,231,704	0.1
2,643,264	Fannie Mae REMICS 2016-97 PA, 3.000%, 12/25/2044	2,742,414	0.1
13,018,328 (5)	Fannie Mae REMICS 2017-23 IO, 6.000%, 04/25/2047	3,021,329	0.1
1,889,843	Fannie Mae REMICS 2017-54 D, 3.000%, 07/25/2047	2,007,722	0.1
364,470	Fannie Mae REMICS 2018-27 EA, 3.000%, 05/25/2048	389,139	0.0
6,096,486 (5)	Fannie Mae REMICS 2018-43 SE, 6.102%, (-1.000*US0001M + 6.250)%, 09/25/2038	1,337,973	0.0
1,374,450	Fannie Mae REMICS 2018-64 ET, 3.000%, 09/25/2048	1,447,549	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
10,647,308 (5)	Fannie Mae REMICS 2019-18 SA, 5.902%, (-1.000*US0001M + 6.050)%, 05/25/2049	$2,240,915	0.1
8,617,205 (5)	Fannie Mae REMICS 2019-25 PS, 5.902%, (-1.000*US0001M + 6.050)%, 06/25/2049	2,075,906	0.1
1,405,643 (1)(4)	Flagstar Mortgage Trust 2018-1 B1, 4.013%, 03/25/2048	1,475,526	0.0
1,499,353 (1)(4)	Flagstar Mortgage Trust 2018-1 B2, 4.013%, 03/25/2048	1,580,240	0.0
1,967,900 (1)(4)	Flagstar Mortgage Trust 2018-1 B3, 4.013%, 03/25/2048	2,034,091	0.1
1,701,515 (1)(4)	Flagstar Mortgage Trust 2018-2 B2, 4.049%, 04/25/2048	1,813,898	0.1
1,460,143 (1)(4)	Flagstar Mortgage Trust 2018-3INV A3, 4.000%, 05/25/2048	1,510,089	0.0
4,293,943 (5)	Freddie Mac 2815 GS, 5.841%, (-1.000*US0001M + 6.000)%, 03/15/2034	891,137	0.0
1,174	Freddie Mac REMIC Trust 1125 Z, 8.250%, 08/15/2021	1,192	0.0
192,383	Freddie Mac REMIC Trust 2110 PG, 6.000%, 01/15/2029	218,195	0.0
181,175	Freddie Mac REMIC Trust 2114 ZM, 6.000%, 01/15/2029	203,294	0.0
87,071	Freddie Mac REMIC Trust 2411 FJ, 0.509%, (US0001M + 0.350)%, 12/15/2029	87,044	0.0
119,454	Freddie Mac REMIC Trust 2460 ZM, 6.000%, 06/15/2032	135,274	0.0
153,497	Freddie Mac REMIC Trust 2528 KM, 5.500%, 11/15/2022	158,033	0.0
254,792	Freddie Mac REMIC Trust 2541 NE, 5.500%, 12/15/2032	294,637	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
160,692	Freddie Mac REMIC Trust 2576 KZ, 5.500%, 02/15/2033	$187,553	0.0
286,589 (5)	Freddie Mac REMIC Trust 2594 IY, 6.000%, 04/15/2033	58,752	0.0
346,638	Freddie Mac REMIC Trust 2861 Z, 5.500%, 09/15/2034	409,313	0.0
962,151	Freddie Mac REMIC Trust 2867 MZ, 5.000%, 10/15/2034	1,111,108	0.0
681,557	Freddie Mac REMIC Trust 2930 ZL, 5.000%, 02/15/2035	778,299	0.0
802,280	Freddie Mac REMIC Trust 2931 ZY, 5.000%, 02/15/2035	917,284	0.0
5,017,932 (5)	Freddie Mac REMIC Trust 3045 DI, 6.571%, (-1.000*US0001M + 6.730)%, 10/15/2035	1,148,395	0.0
1,749,923 (5)	Freddie Mac REMIC Trust 3064 SP, 6.441%, (-1.000*US0001M + 6.600)%, 03/15/2035	108,689	0.0
322,673	Freddie Mac REMIC Trust 3065 DC, 19.384%, (-3.000*US0001M + 19.860)%, 03/15/2035	460,205	0.0
617,877 (5)	Freddie Mac REMIC Trust 3102 IS, 23.985%, (-3.667*US0001M + 24.567)%, 01/15/2036	386,606	0.0
2,593,355	Freddie Mac REMIC Trust 3117 ZA, 5.500%, 02/15/2036	2,997,154	0.1
1,484,152 (5)	Freddie Mac REMIC Trust 3170 SA, 6.441%, (-1.000*US0001M + 6.600)%, 09/15/2033	333,941	0.0
820,968 (5)	Freddie Mac REMIC Trust 3171 PS, 6.326%, (-1.000*US0001M + 6.485)%, 06/15/2036	174,544	0.0
1,223,893	Freddie Mac REMIC Trust 3351 ZC, 5.500%, 07/15/2037	1,431,715	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
312,137 (4)	Freddie Mac REMIC Trust 3524 LA, 5.148%, 03/15/2033	$354,630	0.0
83,991	Freddie Mac REMIC Trust 3556 NT, 3.259%, (US0001M + 3.100)%, 03/15/2038	85,431	0.0
5,721,515 (5)	Freddie Mac REMIC Trust 3589 SB, 6.041%, (-1.000*US0001M + 6.200)%, 10/15/2039	1,276,260	0.0
916,084 (5)	Freddie Mac REMIC Trust 3632 IP, 5.000%, 02/15/2040	122,552	0.0
5,844,516	Freddie Mac REMIC Trust 3639 ZN, 5.500%, 12/15/2034	6,809,828	0.2
2,049,921	Freddie Mac REMIC Trust 3662 ZB, 5.500%, 08/15/2036	2,407,478	0.1
1,026,976	Freddie Mac REMIC Trust 3724 CM, 5.500%, 06/15/2037	1,171,775	0.0
386,660 (5)	Freddie Mac REMIC Trust 3752 WS, 6.441%, (-1.000*US0001M + 6.600)%, 12/15/2039	11,024	0.0
1,784,662 (5)	Freddie Mac REMIC Trust 3820 BI, 4.000%, 11/15/2038	29,291	0.0
1,302,660	Freddie Mac REMIC Trust 3829 VZ, 4.000%, 03/15/2041	1,462,659	0.0
4,763,598 (5)	Freddie Mac REMIC Trust 3856 KS, 6.391%, (-1.000*US0001M + 6.550)%, 05/15/2041	916,478	0.0
1,523,000	Freddie Mac REMIC Trust 3898 KD, 4.500%, 07/15/2041	1,747,904	0.1
1,355,419 (5)	Freddie Mac REMIC Trust 3925 SD, 5.891%, (-1.000*US0001M + 6.050)%, 07/15/2040	138,042	0.0
6,549,945 (5)	Freddie Mac REMIC Trust 3925 SL, 5.891%, (-1.000*US0001M + 6.050)%, 01/15/2041	647,193	0.0
656,300 (5)	Freddie Mac REMIC Trust 3936 GS, 6.541%, (-1.000*US0001M + 6.700)%, 11/15/2025	10,626	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
11,229,606 (5)	Freddie Mac REMIC Trust 3951 SN, 6.391%, (-1.000*US0001M + 6.550)%, 11/15/2041	$2,604,339	0.1
1,435,470 (5)	Freddie Mac REMIC Trust 3984 NS, 6.441%, (-1.000*US0001M + 6.600)%, 01/15/2040	39,472	0.0
763,042	Freddie Mac REMIC Trust 4000 PA, 4.500%, 01/15/2042	855,379	0.0
1,640,581	Freddie Mac REMIC Trust 4020 BY, 6.500%, 03/15/2042	2,008,723	0.1
1,021,558 (5)	Freddie Mac REMIC Trust 4027 QI, 4.500%, 12/15/2040	47,270	0.0
2,797,155 (5)	Freddie Mac REMIC Trust 4094 YS, 6.541%, (-1.000*US0001M + 6.700)%, 04/15/2040	257,749	0.0
7,809,934 (5)	Freddie Mac REMIC Trust 4102 MS, 6.441%, (-1.000*US0001M + 6.600)%, 09/15/2042	1,565,736	0.1
727,551 (5)	Freddie Mac REMIC Trust 4194 GI, 4.000%, 04/15/2043	108,186	0.0
4,393,485	Freddie Mac REMIC Trust 4203 BN, 3.000%, 04/15/2033	4,784,492	0.1
28,310,471	Freddie Mac REMIC Trust 4246 ZX, 4.500%, 04/15/2041	32,309,801	0.9
7,633,669 (5)	Freddie Mac REMIC Trust 4313 SD, 5.991%, (-1.000*US0001M + 6.150)%, 03/15/2044	1,628,940	0.1
11,728,036 (5)	Freddie Mac REMIC Trust 4313 SE, 5.991%, (-1.000*US0001M + 6.150)%, 03/15/2044	2,462,723	0.1
1,565,677 (5)	Freddie Mac REMIC Trust 4323 IP, 4.500%, 08/15/2042	93,709	0.0
1,257,937 (5)	Freddie Mac REMIC Trust 4332 PI, 5.000%, 12/15/2043	195,828	0.0
7,627,839	Freddie Mac REMIC Trust 4335 ZX, 4.250%, 05/15/2044	8,867,687	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,404,079 (5)	Freddie Mac REMIC Trust 4346 ST, 6.041%, (-1.000*US0001M + 6.200)%, 07/15/2039	$573,777	0.0
11,786,551	Freddie Mac REMIC Trust 435 XZ, 4.250%, 05/15/2044	13,810,454	0.4
4,091,148 (5)	Freddie Mac REMIC Trust 4386 LS, 5.941%, (-1.000*US0001M + 6.100)%, 09/15/2044	784,086	0.0
7,869,525 (5)	Freddie Mac REMICS 3284 CI, 5.961%, (-1.000*US0001M + 6.120)%, 03/15/2037	1,795,629	0.1
3,408,240 (5)	Freddie Mac REMICS 3311 IC, 6.251%, (-1.000*US0001M + 6.410)%, 05/15/2037	721,303	0.0
7,198,155 (5)	Freddie Mac REMICS 3510 IC, 5.921%, (-1.000*US0001M + 6.080)%, 08/15/2037	1,613,700	0.1
3,636,785 (5)	Freddie Mac REMICS 3575 ST, 6.441%, (-1.000*US0001M + 6.600)%, 04/15/2039	765,956	0.0
10,562,173 (5)	Freddie Mac REMICS 3702 SB, 4.341%, (-1.000*US0001M + 4.500)%, 08/15/2040	1,693,384	0.1
4,391,127 (5)	Freddie Mac REMICS 4465 MI, 5.000%, 03/15/2041	836,201	0.0
12,131,766 (5)	Freddie Mac REMICS 4675 KS, 5.841%, (-1.000*US0001M + 6.000)%, 04/15/2047	2,771,479	0.1
225,730	Freddie Mac REMICS 4678 AB, 4.000%, 06/15/2044	230,690	0.0
14,759,206	Freddie Mac REMICS 4771 HZ, 3.500%, 03/15/2048	16,387,707	0.5
2,357,349	Freddie Mac REMICS 4787 PY, 4.000%, 05/15/2048	2,507,134	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
29,364,647 (5)	Freddie Mac REMICS 4901 BS, 5.952%, (-1.000*US0001M + 6.100)%, 07/25/2049	$6,045,033	0.2
8,695,725	Freddie Mac Series 4348 ZX, 4.250%, 06/15/2044	9,928,209	0.3
1,134,762 (1)	Freddie Mac STACR 2019-HQA3 M2, 1.998%, (US0001M + 1.850)%, 09/27/2049	1,124,611	0.0
5,000,000 (1)	Freddie Mac STACR Remic Trust 2020-DNA2 M2, 1.998%, (US0001M + 1.850)%, 02/25/2050	4,996,545	0.1
7,100,000 (1)	Freddie Mac STACR REMIC Trust 2020-HQA3 M2, 3.748%, (US0001M + 3.600)%, 07/25/2050	7,184,628	0.2
3,600,000 (1)	Freddie Mac STACR Trust 2018-DNA2 M2, 2.298%, (US0001M + 2.150)%, 12/25/2030	3,580,747	0.1
3,900,000 (1)	Freddie Mac Stacr Trust 2018-HQA2 M2, 2.448%, (US0001M + 2.300)%, 10/25/2048	3,878,917	0.1
8,067,243 (5)	Freddie Mac Strips Series 311 S1, 5.791%, (-1.000*US0001M + 5.950)%, 08/15/2043	1,331,334	0.0
555,365	Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN3 M3, 4.148%, (US0001M + 4.000)%, 08/25/2024	568,714	0.0
1,167,829	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA2 M3, 4.048%, (US0001M + 3.900)%, 12/25/2027	1,188,363	0.0
2,892,001	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 4.848%, (US0001M + 4.700)%, 04/25/2028	3,022,887	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
89,342	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M3, 3.948%, (US0001M + 3.800)%, 03/25/2025	$89,490	0.0
1,511,052	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA1 M3, 5.700%, (US0001M + 5.550)%, 07/25/2028	1,583,193	0.1
500,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA3 M3, 3.998%, (US0001M + 3.850)%, 03/25/2029	520,451	0.0
11,050,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2, 2.648%, (US0001M + 2.500)%, 03/25/2030	11,251,071	0.3
851,782	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA1 M2, 3.698%, (US0001M + 3.550)%, 08/25/2029	878,130	0.0
6,448,186	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 2.798%, (US0001M + 2.650)%, 12/25/2029	6,522,397	0.2
7,003,630	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA3 M2, 2.498%, (US0001M + 2.350)%, 04/25/2030	7,135,529	0.2
5,190,833	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-DNA1 M2, 1.948%, (US0001M + 1.800)%, 07/25/2030	5,164,076	0.2
1,026,010	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-HQA1 M2, 2.448%, (US0001M + 2.300)%, 09/25/2030	1,026,792	0.0
1,800,000 (1)	Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA5 M2, 2.682%, (SOFR30A + 2.600)%, 11/25/2050	1,822,294	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
277,711	Freddie Mac Structured Pass Through Certificates T-54 2A, 6.500%, 02/25/2043	$338,719	0.0
358,149	Freddie Mac Structured Pass Through Certificates T-62 1A1, 1.809%, (12MTA + 1.200)%, 10/25/2044	365,260	0.0
30,548	Freddie Mac-Ginnie Mae Series 27 FC, 1.875%, (PRIME + (1.375))%, 03/25/2024	30,874	0.0
648,345 (1)(4)	Galton Funding Mortgage Trust 2017-2 A21, 4.000%, 06/25/ 2059	667,712	0.0
931,562 (1)(6)	GCAT 2020-NQM2 A2 Trust, 2.272% (Step Rate @ 3.272% on 07/25/2024), 04/25/2065	944,813	0.0
9,648,661 (5)	Ginnie Mae 2007-35 KY, 6.297%, (-1.000*US0001M + 6.450)%, 06/16/2037	2,157,281	0.1
759,000	Ginnie Mae 2013-26 GU, 1.500%, 04/20/2042	777,921	0.0
694,819	Ginnie Mae 2013-26 JC, 2.000%, 01/20/2043	716,905	0.0
297,855	Ginnie Mae 2013-69 KA, 1.250%, 08/20/2042	295,221	0.0
302,982	Ginnie Mae 2013-8 BE, 1.750%, 11/20/2042	310,383	0.0
701,318 (5)	Ginnie Mae Series 2005-7 AH, 6.617%, (-1.000*US0001M + 6.770)%, 02/16/2035	146,480	0.0
341,445	Ginnie Mae Series 2007-8 SP, 21.557%, (-3.242*US0001M + 22.049)%, 03/20/2037	570,012	0.0
1,999,789 (5)	Ginnie Mae Series 2008-35 SN, 6.248%, (-1.000*US0001M + 6.400)%, 04/20/2038	364,953	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,038,997 (5)	Ginnie Mae Series 2008-40 PS, 6.347%, (-1.000*US0001M + 6.500)%, 05/16/2038	$215,235	0.0
8,168,782 (5)	Ginnie Mae Series 2009-106 SU, 6.048%, (-1.000*US0001M + 6.200)%, 05/20/2037	1,708,297	0.1
2,669,076 (5)	Ginnie Mae Series 2009-25 KS, 6.048%, (-1.000*US0001M + 6.200)%, 04/20/2039	602,415	0.0
1,347,812	Ginnie Mae Series 2009-29 PB, 4.750%, 05/20/2039	1,527,353	0.0
1,644,719	Ginnie Mae Series 2009-31 ZL, 4.500%, 05/20/2039	1,849,729	0.1
193,680 (5)	Ginnie Mae Series 2009-33 SN, 6.148%, (-1.000*US0001M + 6.300)%, 05/20/2039	2,058	0.0
12,637,891	Ginnie Mae Series 2009-33 ZB, 6.000%, 05/20/2039	13,953,610	0.4
85,604 (5)	Ginnie Mae Series 2009-43 HS, 6.048%, (-1.000*US0001M + 6.200)%, 06/20/2038	448	0.0
1,841,106 (5)	Ginnie Mae Series 2010-106 IP, 5.000%, 03/20/2040	201,735	0.0
1,748,139 (5)	Ginnie Mae Series 2010-116 NS, 6.497%, (-1.000*US0001M + 6.650)%, 09/16/2040	344,338	0.0
5,007,048 (5)	Ginnie Mae Series 2010-116 SK, 6.468%, (-1.000*US0001M + 6.620)%, 08/20/2040	1,088,930	0.0
7,217,526 (5)	Ginnie Mae Series 2010-149 HS, 5.947%, (-1.000*US0001M + 6.100)%, 05/16/2040	851,625	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,644,988 (5)	Ginnie Mae Series 2010-4 SP, 6.347%, (-1.000*US0001M + 6.500)%, 01/16/2039	$317,277	0.0
2,854,977	Ginnie Mae Series 2010-59 ZA, 4.500%, 05/20/2040	3,219,158	0.1
1,324,499 (5)	Ginnie Mae Series 2010-6 IA, 5.000%, 11/20/2039	111,489	0.0
1,881,986 (5)	Ginnie Mae Series 2010-68 MS, 5.698%, (-1.000*US0001M + 5.850)%, 06/20/2040	360,184	0.0
4,096,597 (5)	Ginnie Mae Series 2010-9 JI, 5.000%, 01/20/2040	863,123	0.0
2,216,828 (5)	Ginnie Mae Series 2011-116 BI, 4.000%, 08/16/2026	139,521	0.0
516,076 (5)	Ginnie Mae Series 2011-140 CI, 5.000%, 10/20/2040	31,636	0.0
41,466	Ginnie Mae Series 2011-169 BC, 7.000%, 05/16/2032	45,872	0.0
4,135,940 (5)	Ginnie Mae Series 2011-80 KS, 6.518%, (-1.000*US0001M + 6.670)%, 06/20/2041	1,109,527	0.0
455,555 (5)	Ginnie Mae Series 2012-40 NI, 4.500%, 05/20/2040	22,362	0.0
10,136,512 (5)	Ginnie Mae Series 2013-167 PI, 5.500%, 11/20/2043	1,822,361	0.1
8,246,590 (5)	Ginnie Mae Series 2013-184 JI, 5.500%, 12/16/2043	1,743,306	0.1
8,392,819	Ginnie Mae Series 2014-3 EP, 2.750%, 02/16/2043	8,870,561	0.3
7,416,411 (5)	Ginnie Mae Series 2014-3 SU, 5.898%, (-1.000*US0001M + 6.050)%, 07/20/2039	1,641,722	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,413,961	Ginnie Mae Series 2014-43 Z, 4.000%, 03/20/2044	$1,717,962	0.1
9,153,744 (5)	Ginnie Mae Series 2014-55 MS, 6.047%, (-1.000*US0001M + 6.200)%, 04/16/2044	1,973,237	0.1
9,062,669 (5)	Ginnie Mae Series 2014-56 SP, 6.047%, (-1.000*US0001M + 6.200)%, 12/16/2039	1,384,303	0.0
8,280,614 (5)	Ginnie Mae Series 2014-58 CS, 5.447%, (-1.000*US0001M + 5.600)%, 04/16/2044	1,571,944	0.0
10,609,185 (5)	Ginnie Mae Series 2014-79 BI, 6.000%, 05/16/2044	2,414,736	0.1
4,209,175 (5)	Ginnie Mae Series 2014-99 S, 5.448%, (-1.000*US0001M + 5.600)%, 06/20/2044	882,402	0.0
2,717,244	Ginnie Mae Series 2018-112 AL, 3.500%, 08/20/2048	2,896,523	0.1
3,177,567	Ginnie Mae Series 2018-126 A, 3.500%, 09/20/2048	3,380,195	0.1
46,195,433 (5)	Ginnie Mae Series 2019-145 LS, 2.678%, (-1.000*US0001M + 2.830)%, 11/20/2049	3,381,778	0.1
1,388,882 (1)(4)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 A1, 4.000%, 11/25/2049	1,408,817	0.0
2,116,989 (1)(4)	GS Mortgage-Backed Securities Corp. Trust 2020-PJ2 A4, 3.500%, 07/25/2050	2,162,221	0.1
1,478,797 (1)(4)	GS Mortgage-Backed Securities Corp. Trust 2020-PJ4 A4, 3.000%, 01/25/2051	1,515,076	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
52,513	HarborView Mortgage Loan Trust 2005-2 2A1A, 0.592%, (US0001M + 0.440)%, 05/19/2035	$49,698	0.0
200,503	HomeBanc Mortgage Trust 2004-1 2A, 1.008%, (US0001M + 0.860)%, 08/25/2029	194,885	0.0
3,000,000	HomeBanc Mortgage Trust 2005-4 M1, 0.853%, (US0001M + 0.470)%, 10/25/2035	3,039,217	0.1
2,723,728	IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 0.568%, (US0001M + 0.420)%, 04/25/2046	2,527,206	0.1
2,225,681	IndyMac INDX Mortgage Loan Trust 2006-AR2 2A1, 0.568%, (US0001M + 0.420)%, 02/25/2046	1,797,197	0.0
7,966 (4)	JP Morgan Mortgage Trust 2005-A1 6T1, 3.344%, 02/25/2035	7,615	0.0
85,083 (4)	JP Morgan Mortgage Trust 2007-A1 5A5, 3.059%, 07/25/2035	84,622	0.0
1,497,108 (1)(4)	JP Morgan Mortgage Trust 2017-3 1A13, 3.500%, 08/25/2047	1,529,522	0.0
4,337,185 (1)(4)	JP Morgan Mortgage Trust 2017-4 B1, 3.928%, 11/25/2048	4,578,204	0.1
1,591,628 (1)(4)	JP Morgan Mortgage Trust 2017-4 B2, 3.928%, 11/25/2048	1,665,738	0.1
1,032,009 (1)(4)	JP Morgan Mortgage Trust 2017-6 B3, 3.817%, 12/25/2048	1,065,725	0.0
1,592,241 (1)(4)	JP Morgan Mortgage Trust 2018-1 B1, 3.721%, 06/25/2048	1,681,625	0.1
1,592,241 (1)(4)	JP Morgan Mortgage Trust 2018-1 B2, 3.721%, 06/25/2048	1,655,700	0.1
1,966,887 (1)(4)	JP Morgan Mortgage Trust 2018-1 B3, 3.721%, 06/25/2048	2,014,559	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,411,840 (1)(4)	JP Morgan Mortgage Trust 2018-3 B1, 3.753%, 09/25/2048	$1,482,324	0.0
1,272,574 (1)(4)	JP Morgan Mortgage Trust 2018-4 B1, 3.750%, 10/25/2048	1,335,689	0.0
219,096 (1)(4)	JP Morgan Mortgage Trust 2019-3 A3, 4.000%, 09/25/2049	226,010	0.0
533,464 (1)(4)	JP Morgan Mortgage Trust 2019-6 A3, 3.500%, 12/25/2049	547,438	0.0
2,432,793 (1)(4)	JP Morgan Mortgage Trust 2019-7 B2A, 3.190%, 02/25/2050	2,451,153	0.1
1,954,491 (1)(4)	JP Morgan Mortgage Trust 2019-8 B3A, 3.444%, 03/25/2050	2,002,407	0.1
2,452,237 (1)(4)	JP Morgan Mortgage Trust 2019-HYB1 B1, 3.889%, 10/25/2049	2,582,494	0.1
687,994 (1)(4)	JP Morgan Mortgage Trust 2019-LTV2 A18, 4.000%, 12/25/2049	709,472	0.0
1,615,618 (1)(4)	JP Morgan Mortgage Trust 2020-5 A15, 3.000%, 12/25/2050	1,649,912	0.0
1,982,899 (1)(4)	JP Morgan Mortgage Trust 2020-5 B1, 3.725%, 12/25/2050	2,104,915	0.1
1,358,962 (1)(4)	JP Morgan Mortgage Trust 2020-7 A15, 3.000%, 01/25/2051	1,395,921	0.0
2,358,461 (1)(4)	JP Morgan Mortgage Trust 2020-8 B1, 3.620%, 03/25/2051	2,516,776	0.1
1,442,167 (1)(4)	JP Morgan Mortgage Trust 2020-8 B2, 3.620%, 03/25/2051	1,527,304	0.0
1,914,257 (1)(4)	JP Morgan Mortgage Trust 2020-8 B3, 3.620%, 03/25/2051	1,941,676	0.1
1,259,759 (1)(4)	JP Morgan Mortgage Trust 2020-LTV2 A15, 3.000%, 11/25/2050	1,290,538	0.0
4,620,853,436 (1)(5)	L Street Securities 2017-PM1 XIO, 0.000%, 10/25/2048	1,376,090	0.0
7,268,761 (5)	Lehman Mortgage Trust 2006-9 2A5, 6.472%, (-1.000*US0001M + 6.620)%, 01/25/2037	1,772,075	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,679,376	Lehman XS Trust Series 2005-5N 1A2, 0.508%, (US0001M + 0.360)%, 11/25/2035	$2,450,389	0.1
187,041	Merrill Lynch Mortgage Investors Trust Series 2005-A6 2A3, 0.908%, (US0001M + 0.380)%, 08/25/2035	187,755	0.0
25,732	Merrill Lynch Mortgage Investors Trust Series MLCC 2005-3 5A, 0.648%, (US0001M + 0.250)%, 11/25/2035	24,969	0.0
2,000,000	Morgan Stanley Mortgage Loan Trust 2005-5AR 1B1, 1.948%, (US0001M + 1.800)%, 09/25/2035	1,963,330	0.1
1,486,455	Morgan Stanley Mortgage Loan Trust 2007-13 6A1, 6.000%, 10/25/2037	1,156,626	0.0
1,537,377 (1)(4)	New Residential Mortgage Loan Trust 2017-3A B2, 4.750%, 04/25/2057	1,664,984	0.1
17,235 (1)(4)	Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2001-R1A A, 7.000%, 02/19/2030	17,670	0.0
1,343,617 (1)(4)	OBX 2020-EXP3 1A9 Trust, 3.000%, 01/25/2060	1,382,672	0.0
1,100,217 (1)(4)	PSMC 2020-3 A1 Trust, 3.000%, 11/25/2050	1,132,757	0.0
601,236 (1)	RBSSP Resecuritization Trust 2011-3 2A1, 0.400%, (US0001M + 0.250)%, 02/26/2037	601,671	0.0
49,413	Sequoia Mortgage Trust 2003-4 2A1, 0.852%, (US0001M + 0.350)%, 07/20/2033	48,237	0.0
24,152 (4)	Sequoia Mortgage Trust 2005-4 2A1, 2.789%, 04/20/2035	24,874	0.0
1,043,600 (1)(4)	Sequoia Mortgage Trust 2014-3 B3, 3.930%, 10/25/2044	1,078,802	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,000,323 (1)(4)	Sequoia Mortgage Trust 2014-4 B3, 3.873%, 11/25/2044	$1,013,000	0.0
968,523 (1)(4)	Sequoia Mortgage Trust 2015-2 B3, 3.728%, 05/25/2045	1,024,767	0.0
1,069,196 (1)(4)	Sequoia Mortgage Trust 2015-3 B3, 3.711%, 07/25/2045	1,102,965	0.0
2,900,000 (1)(4)	Sequoia Mortgage Trust 2017-CH2 A13, 4.000%, 12/25/2047	3,022,970	0.1
671,400 (1)(4)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 02/25/2048	690,357	0.0
4,723,655 (1)(4)	Sequoia Mortgage Trust 2018-CH1 B1B, 4.461%, 02/25/2048	5,095,901	0.2
631,435 (1)(4)	Sequoia Mortgage Trust 2019-3 A2, 3.500%, 09/25/2049	646,926	0.0
1,248,660 (1)(4)	Sequoia Mortgage Trust 2019-CH2 A1, 4.500%, 08/25/2049	1,284,255	0.0
565,186 (1)(4)	Sequoia Mortgage Trust 2020-1 A19, 3.500%, 02/25/2050	577,466	0.0
1,500,000 (1)(4)	Sequoia Mortgage Trust 2020-1 A7, 3.500%, 02/25/2050	1,564,377	0.1
2,057,528 (1)(4)	Sequoia Mortgage Trust 2020-3 B3, 3.402%, 04/25/2050	2,015,676	0.1
698,000 (1)(4)	Starwood Mortgage Residential Trust 2020-1, 2.878%, 02/25/2050	698,675	0.0
196,055	Structured Asset Mortgage Investments II Trust 2005-AR5 A2, 0.652%, (US0001M + 0.250)%, 07/19/2035	188,134	0.0
84,021	Structured Asset Mortgage Investments II Trust 2005-AR5 A3, 0.652%, (US0001M + 0.250)%, 07/19/2035	83,342	0.0
1,475,878 (1)(6)	Verus Securitization Trust 2019-3 A2, 2.938% (Step Rate @ 3.938% on 07/25/2023), 07/25/2059	1,507,292	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
6,696	WaMu Mortgage Pass Through Certificates Series 2002-AR2 A, 1.753%, (COF 11 + 1.250)%, 02/27/2034	$6,728	0.0
19,290	WaMu Mortgage Pass Through Certificates Series 2002-AR9 1A, 2.009%, (12MTA + 1.400)%, 08/25/2042	18,619	0.0
28,185	WaMu Mortgage Pass Through Certificates Series 2005-AR1 A1A, 0.788%, (US0001M + 0.640)%, 01/25/2045	28,140	0.0
682,495 (4)	WaMu Mortgage Pass Through Certificates Series 2006-AR12 2A3, 2.532%, 10/25/2036	657,052	0.0
303,958	WaMu Mortgage Pass Through Certificates Series 2006-AR7 3A, 2.003%, (COF 11 + 1.500)%, 07/25/2046	288,762	0.0
51,154,630 (4)(5)	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 2.008%, 08/25/2045	2,295,886	0.1
1,522,377	WaMu Mortgage Pass-Through Certificates Series 2005-AR13 A1C3, 1.128%, (US0001M + 0.490)%, 10/25/2045	1,486,167	0.0
627,030 (4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.037%, 10/25/2036	616,688	0.0
1,180,261 (4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 2A1, 2.490%, 12/25/2036	1,130,973	0.0
2,080,234 (4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.095%, 08/25/2046	2,000,765	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,802,054 (4)	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 3.208%, 04/25/2037	$2,579,089	0.1
1,888,889 (4)	WaMu Mortgage Pass-Through Certificates Series 2007-HY7 2A2, 3.097%, 07/25/2037	1,830,010	0.1
1,697,042	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR10 Trust, 0.248%, (US0001M + 0.100)%, 12/25/2036	1,147,216	0.0
3,897,459	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 1.569%, (12MTA + 0.960)%, 08/25/2046	2,609,877	0.1
1,304,263	Wells Fargo Alternative Loan 2007-PA2 2A1, 0.578%, (US0001M + 0.430)%, 06/25/2037	1,052,290	0.0
122,383 (4)	Wells Fargo Mortgage Backed Securities 2005-AR7 1A1, 4.073%, 05/25/2035	121,144	0.0
302,938 (4)	Wells Fargo Mortgage Backed Securities 2006-AR4 2A4, 4.019%, 04/25/2036	287,792	0.0
1,481,684 (1)(4)	Wells Fargo Mortgage Backed Securities 2020-1 B2 Trust, 3.426%, 12/25/2049	1,519,768	0.1
953,616 (1)(4)	WinWater Mortgage Loan Trust 2015-5 B4, 3.765%, 08/20/2045	993,659	0.0
13,974,176	Other Securities	13,295,205	0.4
	Total Collateralized Mortgage Obligations (Cost $645,713,035)	673,122,066	18.8
MUNICIPAL BONDS: 0.0%
	California: 0.0%
1,500,000	Other Securities	2,231,003	0.0
	Total Municipal Bonds (Cost $1,500,000)	$2,231,003	0.0

Principal Amount†		Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: 5.0%
	U.S. Treasury Bonds: 1.7%
17,000	1.250%,05/15/2050	15,392	0.0
40,142,000	1.375%,11/15/2040	39,630,817	1.1
21,957,000	1.375%,08/15/2050	20,522,933	0.6
		60,169,142	1.7

	U.S. Treasury Notes: 3.3%
34,395,000	0.125%,12/31/2022	34,397,687	1.0
47,695,000	0.125%,12/15/2023	47,637,244	1.3
19,793,000	0.375%,12/31/2025	19,804,598	0.5
12,742,000	0.625%,11/30/2027	12,736,027	0.4
3,437,900	0.125%-0.875%, 10/15/2023-11/15/2030	3,425,084	0.1
		118,000,640	3.3
	Total U.S. Treasury Obligations (Cost $178,466,877)	178,169,782	5.0
U.S. GOVERNMENT AGENCY OBLIGATIONS: 12.1
	Federal Home Loan Mortgage Corporation: 3.4%(7)
56,952	2.008%, (US0012M + 1.345)%,09/01/2035	58,936	0.0
15,997	2.383%, (H15T1Y + 2.250)%,11/01/2035	16,876	0.0
6,029	2.404%, (H15T1Y + 2.250)%,11/01/2031	6,069	0.0
1,462	2.564%, (H15T1Y + 2.210)%,06/01/2024	1,462	0.0
132,682	2.657%, (H15T1Y + 2.462)%,01/01/2029	132,922	0.0
468,418	2.838%, (US0012M + 1.721)%,06/01/2035	491,999	0.0
7,845,552	3.000%,10/01/2046	8,494,814	0.3
8,836,988	3.000%,03/01/2048	9,465,227	0.3
17,249,579	3.500%,03/01/2048	18,852,891	0.5
4,332	3.750%, (H15T1Y + 2.250)%,04/01/2032	4,356	0.0
2,798	3.750%, (H15T1Y + 2.250)%,03/01/2036	2,966	0.0
75,976,141	2.500%-6.500%, 11/01/2021-06/01/2048	82,877,282	2.3
		120,405,800	3.4
	Federal National Mortgage Association: 0.0%(7)
1,552,441	1.588%-4.079%, 09/01/2031-10/01/2044	$1,579,273	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Government National Mortgage Association: 2.3%
16,261,000 (8)	2.000%,01/01/2051	17,003,522	0.5
33,754,000 (8)	2.500%,02/01/2051	35,659,272	1.0
9,565,787	3.500%,12/20/2047	10,306,009	0.3
18,009,060 (4)(8)	3.000%-5.500%, 11/15/2035-03/20/2060	19,715,263	0.5
		82,684,066	2.3
	Uniform Mortgage-Backed Securities: 6.4%
8,082,246	3.000%,04/01/2045	8,769,780	0.3
8,120,341	3.000%,01/01/2047	8,502,837	0.2
22,440,582	3.500%,08/01/2046	24,538,706	0.7
10,867,832	3.500%,07/01/2048	11,874,488	0.3
7,012,649	4.000%,12/01/2039	7,716,486	0.2
151,697,735 (8)	1.500%-7.500%, 02/01/2021-02/01/2051	167,415,400	4.7
		228,817,697	6.4
	Total U.S. Government Agency Obligations (Cost $408,949,738)	433,486,836	12.1
ASSET-BACKED SECURITIES: 9.3%
	Automobile Asset-Backed Securities: 0.4%
1,573,408 (1)	OSCAR US Funding Trust VII LLC 2017-2A A4, 2.760%, 12/10/2024	1,596,667	0.0
1,250,000 (1)	Tesla Auto Lease Trust 2018-B C, 4.360%, 10/20/2021	1,274,062	0.0
12,300,000	Other Securities	12,699,686	0.4
		15,570,415	0.4
	Home Equity Asset-Backed Securities: 0.2%
1,305,210 (1)(4)(6)	ACE Securities Corp. Mortgage Loan Trust Series 2007-D1 A2, 6.336%, 02/25/2038	1,297,102	0.0
719,019	Home Equity Asset Trust 2005-2 M5, 1.243%, (US0001M + 1.095)%, 07/25/2035	720,781	0.0
2,057,351	Morgan Stanley ABS Capital I, Inc. Trust 2005-NC2 M4, 1.063%, (US0001M + 0.915)%, 03/25/2035	2,057,079	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Home Equity Asset-Backed Securities: (continued)
426,160	New Century Home Equity Loan Trust 2005-2 M3, 0.883%, (US0001M + 0.735)%, 06/25/2035	$425,722	0.0
50,613	Renaissance Home Equity Loan Trust 2003-2 A, 1.028%, (US0001M + 0.880)%, 08/25/2033	49,017	0.0
1,874,218 (4)(6)	Renaissance Home Equity Loan Trust 2005-3 AF4, 5.140%, 11/25/2035	1,975,631	0.1
56,308	Securitized Asset Backed Receivables LLC Trust 2006-WM4 A2A, 0.228%, (US0001M + 0.080)%, 11/25/2036	22,707	0.0
		6,548,039	0.2
	Other Asset-Backed Securities: 7.9%
1,322,452 (1)	Ajax Mortgage Loan Trust 2018-A A, 3.850%, 04/25/2058	1,319,935	0.0
1,556,508 (1)(4)	Ajax Mortgage Loan Trust 2018-C A, 4.360%, 09/25/2065	1,581,596	0.1
8,750,000 (1)	Allegany Park CLO Ltd. 2019-1A A, 1.548%, (US0003M + 1.330)%, 01/20/2033	8,762,959	0.2
2,459,862 (1)(4)(5)(9)	American Homes 4 Rent 2015-SFR1 XS, 3.232%, 04/17/2052	—	—
9,500,000 (1)	Apidos CLO XXXII 2019-32A A1, 1.538%, (US0003M + 1.320)%, 01/20/2033	9,515,077	0.3
4,500,000 (1)	Apidos CLO XXXIII 2020-33A A, 1.973%, (US0003M + 1.700)%, 07/24/2031	4,513,855	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
8,000,000 (1)	ARES XLVI CLO Ltd. 2017-46A A2, 1.467%, (US0003M + 1.230)%, 01/15/2030	7,919,456	0.2
3,470,000 (1)	Babson CLO Ltd. 2017-1A A2, 1.568%, (US0003M + 1.350)%, 07/18/2029	3,465,402	0.1
4,393,000 (1)	Babson CLO Ltd. 2018-3A A2, 1.518%, (US0003M + 1.300)%, 07/20/2029	$4,375,955	0.1
1,600,000 (1)	Bain Capital Credit CLO 2017-1A A2, 1.568%, (US0003M + 1.350)%, 07/20/2030	1,596,443	0.0
3,200,000 (1)	Beechwood Park CLO Ltd. 2019-1A A1, 1.548%, (US0003M + 1.330)%, 01/17/2033	3,204,714	0.1
9,015,200 (1)	Benefit Street Partners CLO II Ltd. 2013-IIA A1R, 1.487%, (US0003M + 1.250)%, 07/15/2029	9,015,326	0.3
5,000,000 (1)	Benefit Street Partners CLO XIX Ltd. 2019-19A A, 1.587%, (US0003M + 1.350)%, 01/15/2033	5,009,480	0.1
5,070,000 (1)	BlueMountain CLO 2015-1A BR, 2.724%, (US0003M + 2.500)%, 04/13/2027	5,070,152	0.1
2,350,000 (1)	Bojangles Issuer LLC 2020-3A A2, 3.832%, 10/20/2050	2,414,100	0.1
3,490,000 (1)	Broad River BSL Funding CLO 2020-1A A, 2.068%, (US0003M + 1.850)%, 04/20/2029	3,496,362	0.1
4,000,000 (1)	Carbone CLO Ltd. 2017-1A A1, 1.358%, (US0003M + 1.140)%, 01/20/2031	3,999,988	0.1
2,400,000 (1)	Carlyle Global Market Strategies CLO Ltd. 2014-1A A2R2, 1.348%, (US0003M + 1.130)%, 04/17/2031	2,362,958	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
840,000 (1)	Cedar Funding II CLO Ltd. 2013-1A A1R, 1.460%, (US0003M + 1.230)%, 06/09/2030	840,029	0.0
51,613	Chase Funding Trust Series 2002-4 2A1, 0.888%, (US0001M + 0.740)%, 10/25/2032	51,317	0.0
106,708	Chase Funding Trust Series 2003-5 2A2, 0.748%, (US0001M + 0.600)%, 07/25/2033	$102,708	0.0
3,750,000 (1)	CIFC Funding 2013-2A A1LR, 1.428%, (US0003M + 1.210)%, 10/18/2030	3,745,324	0.1
3,453,000 (1)	CIFC Funding 2017-2A A Ltd., 1.458%, (US0003M + 1.240)%, 04/20/2030	3,453,124	0.1
3,000,000 (1)	CIFC Funding 2017-2A C, 2.568%, (US0003M + 2.350)%, 04/20/2030	2,991,960	0.1
4,000,000 (1)	CIFC Funding 2019-6A A1 Ltd., 1.560%, (US0003M + 1.330)%, 01/16/2033	4,007,160	0.1
2,766,000 (1)	Cole Park CLO Ltd. 2015-1A CR, 2.218%, (US0003M + 2.000)%, 10/20/2028	2,766,216	0.1
5,631,995	Credit-Based Asset Servicing & Securitization LLC 2006-CB8 A2C, 0.298%, (US0001M + 0.150)%, 10/25/2036	5,114,609	0.1
938,125 (1)	DB Master Finance LLC 2019-1A A23, 4.352%, 05/20/2049	1,018,316	0.0
493,750 (1)	DB Master Finance LLC 2019-1A A2II, 4.021%, 05/20/2049	522,692	0.0
12,160,000 (1)	Dewolf Park Clo Ltd. 2017-1A A, 1.447%, (US0003M + 1.210)%, 10/15/2030	12,160,024	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
1,375,500 (1)	Driven Brands Funding LLC 2019-1A A2, 4.641%, 04/20/2049	1,470,172	0.0
1,200,000 (1)	Dryden 55 CLO Ltd. 2018-55A A1, 1.257%, (US0003M + 1.020)%, 04/15/2031	1,195,273	0.0
8,610,000 (1)	Dryden Senior Loan Fund 2017-47A A2, 1.587%, (US0003M + 1.350)%, 04/15/2028	$8,591,807	0.3
7,460,000 (1)	Dryden XXVIII Senior Loan Fund 2013-28A A1LR, 1.421%, (US0003M + 1.200)%, 08/15/2030	7,460,754	0.2
3,662,325 (1)	Five Guys Holdings, Inc. 2017-1A A2, 4.600%, 07/25/2047	3,821,947	0.1
4,250,000 (1)	Galaxy XIX CLO Ltd. 2015-19A A1R, 1.435%, (US0003M + 1.220)%, 07/24/2030	4,249,987	0.1
2,100,000 (1)	Gilbert Park CLO Ltd. 2017-1A A, 1.427%, (US0003M + 1.190)%, 10/15/2030	2,100,021	0.1
116,607	GSAMP Trust 2007-FM1 A2A, 0.218%, (US0001M + 0.070)%, 12/25/2036	71,060	0.0
1,716,298 (1)	HERO Funding Trust 2015-2A A, 3.990%, 09/20/2040	1,819,965	0.1
2,000,000 (1)	Jay Park CLO Ltd. 2016-1A BR, 2.218%, (US0003M + 2.000)%, 10/20/2027	2,000,054	0.1
4,300,000 (1)(8)	KKR CLO 21 A Ltd., 1.237%, (US0003M + 1.000)%, 04/15/2031	4,268,318	0.1
10,000,000 (1)	LCM 26A A2 Ltd., 1.468%, (US0003M + 1.250)%, 01/20/2031	9,915,290	0.3
6,308,000 (1)	LCM XIV L.P. 14A AR, 1.258%, (US0003M + 1.040)%, 07/20/2031	6,263,169	0.2
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
58,753	Long Beach Mortgage Loan Trust 2004-4 1A1, 0.708%, (US0001M + 0.560)%, 10/25/2034	56,622	0.0
2,120,000 (1)	Madison Park Funding XV Ltd. 2014-15A B1R, 2.417%, (US0003M + 2.200)%, 01/27/2026	2,120,238	0.1
5,150,000 (1)	Madison Park Funding XXXV Ltd. 2019-35A A2A, 1.868%, (US0003M + 1.650)%, 04/20/2031	$5,153,584	0.1
4,600,000 (1)	Magnetite CLO Ltd. 2020-26A A, 1.987%, (US0003M + 1.750)%, 07/15/2030	4,614,936	0.1
335,581 (1)	Marlette Funding Trust 2018-1A C, 3.690%, 03/15/2028	336,241	0.0
1,750,000 (1)	Marlette Funding Trust 2019-2A C, 4.110%, 07/16/2029	1,793,621	0.1
2,137,834 (1)	Mosaic Solar Loan Trust 2018-1A A, 4.010%, 06/22/2043	2,314,137	0.1
1,255,765 (1)	Mosaic Solar Loan Trust 2018-2-GS B, 4.740%, 02/22/2044	1,303,258	0.0
2,568,947 (1)	Mosaic Solar Loans 2017-2A A LLC, 3.820%, 06/22/2043	2,772,186	0.1
2,000,000 (1)	Neuberger Berman Loan Advisers CLO 33 Ltd. 2019-33A C, 2.680%, (US0003M + 2.450)%, 10/16/2032	2,004,776	0.1
5,100,000 (1)	Oaktree CLO 2020-1A A Ltd., 2.345%, (US0003M + 2.000)%, 07/15/2029	5,122,328	0.1
3,500,000 (1)	OCP CLO 2020-18A A Ltd., 2.018%, (US0003M + 1.800)%, 04/20/2030	3,507,234	0.1
4,000,000 (1)	OCP CLO 2020-19 A A1 Ltd., 2.070%, (US0003M + 1.750)%, 07/20/2031	4,013,736	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
4,510,000 (1)	Octagon Investment Partners 30 Ltd. 2017-1A A1, 1.538%, (US0003M + 1.320)%, 03/17/2030	4,510,212	0.1
3,000,000 (1)	Octagon Investment Partners Ltd. 2017-1A A2, 1.587%, (US0003M + 1.350)%, 07/15/2029	2,991,849	0.1
2,250,000 (1)	Octagon Investment Partners XIV Ltd. 2012-1A A1BR, 1.612%, (US0003M + 1.375)%, 07/15/2029	$2,242,224	0.1
4,000,000 (1)	Octagon Investment Partners XV Ltd. 2013-1A A2R, 1.568%, (US0003M + 1.350)%, 07/19/2030	3,981,876	0.1
4,250,000 (1)	Octagon Investment Partners XVII Ltd. 2013-1A A1R2, 1.215%, (US0003M + 1.000)%, 01/25/2031	4,216,047	0.1
8,000,000 (1)	OHA Loan Funding 2015-1A A1R2 Ltd., 1.561%, (US0003M + 1.340)%, 11/15/2032	8,009,112	0.2
5,515,000 (1)	Palmer Square CLO 2015-2A A1R2 Ltd., 1.318%, (US0003M + 1.100)%, 07/20/2030	5,499,542	0.1
3,000,000 (1)	Palmer Square CLO 2018-1A A1 Ltd., 1.248%, (US0003M + 1.030)%, 04/18/2031	2,985,777	0.1
2,000,000 (1)	Palmer Square Loan Funding 2018-1A C Ltd., 2.087%, (US0003M + 1.850)%, 04/15/2026	1,940,636	0.1
900,000 (1)(8)	Palmer Square Loan Funding 2018-2A C Ltd., 2.187%, (US0003M + 1.950)%, 07/15/2026	887,900	0.0
1,033,571	Park Place Securities, Inc. Asset-Backed Pass-Through Ctfs Ser 2005-WHQ1 M4, 1.228%, (US0001M + 1.080)%, 03/25/2035	1,037,425	0.0
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
881,868 (4)(6)	Popular ABS Mortgage Pass-Through Trust 2005-D A5, 3.626%, 01/25/2036	895,706	0.0
4,375,000 (1)	Sofi Consumer Loan Program 2018-1 C Trust, 3.970%, 02/25/2027	4,499,942	0.1
1,500,000 (1)	Sofi Consumer Loan Program 2018-2 C Trust, 4.250%, 04/26/2027	$1,540,886	0.1
3,200,000 (1)	Sofi Consumer Loan Program 2018-3 C Trust, 4.670%, 08/25/2027	3,308,524	0.1
1,000,000 (1)	SoFi Consumer Loan Program 2019-2 D Trust, 4.200%, 04/25/2028	1,038,984	0.0
1,537,083 (1)	Sonic Capital LLC 2020-1A A2I, 3.845%, 01/20/2050	1,648,546	0.1
2,060,000 (1)	Sound Point CLO XXV Ltd. 2019-4A A1A, 1.637%, (US0003M + 1.400)%, 01/15/2033	2,063,469	0.1
1,903,486 (1)	Sunrun Athena Issuer 2018-1 A LLC, 5.310%, 04/30/2049	2,149,372	0.1
1,764,000 (1)	Taco Bell Funding LLC 2018-1A A2II, 4.940%, 11/25/2048	1,952,612	0.1
900,000 (1)	TCW CLO 2018-1A A1B2 Ltd., 1.915%, (US0003M + 1.700)%, 04/25/2031	900,347	0.0
5,500,000 (1)	TES LLC 2017-1A B, 7.740%, 10/20/2047	5,255,363	0.2
2,327,636 (1)	THL Credit Wind River 2013-2A AR CLO Ltd., 1.448%, (US0003M + 1.230)%, 10/18/2030	2,326,865	0.1
9,500,000 (1)	THL Credit Wind River 2016-2A A1R CLO Ltd., 1.404%, (US0003M + 1.190)%, 11/01/2031	9,484,506	0.2
1,500,000 (1)(4)	Towd Point Mortgage Trust 2017-3 M1, 3.500%, 07/25/2057	1,618,800	0.0
1,649,000 (1)	Wendys Funding LLC 2018-1A A2I, 3.573%, 03/15/2048	1,701,916	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
1,084,777	Other Securities	1,095,133	0.0
		282,521,522	7.9
	Student Loan Asset-Backed Securities: 0.8%
899,092 (1)	Commonbond Student Loan Trust 2017-BGS B, 3.260%, 09/25/2042	$924,803	0.0
648,464 (1)	Commonbond Student Loan Trust 2018-AGS A1, 3.210%, 02/25/2044	673,520	0.0
1,193,664 (1)	Commonbond Student Loan Trust 2018-BGS B, 3.990%, 09/25/2045	1,233,238	0.1
559,857 (1)	DRB Prime Student Loan Trust 2015-B A2, 3.170%, 07/25/2031	562,193	0.0
750,041 (1)	DRB Prime Student Loan Trust 2015-D A2, 3.200%, 01/25/2040	756,520	0.0
218,554 (1)	Earnest Student Loan Program, LLC 2016-C B, 4.460%, 01/26/2037	220,234	0.0
750,000 (1)	Navient Private Education Loan Trust 2014-AA A3, 1.759%, (US0001M + 1.600)%, 10/15/2031	760,366	0.0
2,000,000 (1)	Navient Private Education Refi Loan Trust 2018-A B, 3.680%, 02/18/2042	2,042,901	0.1
2,291,815 (1)	Navient Private Education Refi Loan Trust 2019-A A2A, 3.420%, 01/15/2043	2,398,411	0.1
1,550,000 (1)	SMB Private Education Loan Trust 2014-A C, 4.500%, 09/15/2045	1,445,041	0.0
1,500,000 (1)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/2041	1,565,589	0.1
88,196 (1)	SoFi Professional Loan Program 2015-C A2, 2.510%, 08/25/2033	88,573	0.0
2,500,000 (1)(4)	SoFi Professional Loan Program 2017-C B, 3.560%, 07/25/2040	2,588,500	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Student Loan Asset-Backed Securities: (continued)
2,100,000 (1)	SoFi Professional Loan Program 2017-F BFX LLC, 3.620%, 01/25/2041	2,201,733	0.1
2,200,000 (1)	Sofi Professional Loan Program 2018-A B LLC, 3.610%, 02/25/2042	2,292,517	0.1
5,000,000 (1)	Sofi Professional Loan Program 2018-B BFX Trust, 3.830%, 08/25/2047	$5,294,616	0.1
2,000,000 (1)	Sofi Professional Loan Program 2018-C A2FX Trust, 3.590%, 1/25/2048	2,077,208	0.0
1,000,000 (1)	Sofi Professional Loan Program 2018-D BFX Trust, 4.140%, 02/25/2048	1,076,870	0.0
		28,202,833	0.8
	Total Asset-Backed Securities (Cost $328,534,670)	332,842,809	9.3
COMMERCIAL MORTGAGE-BACKED SECURITIES: 5.9%
12,675,795 (4)(5)	BANK 2019-BNK16 XA, 0.962%, 02/15/2052	804,508	0.0
2,600,000 (1)	BANK 2019-BNK18 D, 3.000%, 05/15/2062	2,431,488	0.1
3,360,000 (4)	Bank 2019-BNK19 C, 4.034%, 08/15/2061	3,588,445	0.1
51,012,601 (4)(5)	Bank 2019-BNK19 XA, 0.960%, 08/15/2061	3,483,533	0.1
22,800,000 (1)(4)(5)	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/2033	613,083	0.0
27,755,701 (4)(5)	Benchmark 2019-B12 XA Mortgage Trust, 1.066%, 08/15/2052	1,792,319	0.1
19,621,295 (4)(5)	Benchmark 2019-B9 XA Mortgage Trust, 1.044%, 03/15/2052	1,423,778	0.0
3,160,000 (1)	Benchmark 2020-B18 AGNE Mortgage Trust, 3.759%, 08/15/2053	3,236,416	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,603,000 (1)	BHP Trust 2019-BXHP D, 1.930%, (US0001M + 1.771)%, 08/15/2036	1,545,006	0.0
5,681,547 (1)	BX Commercial Mortgage Trust 2019-XL G, 2.459%, (US0001M + 2.300)%, 10/15/2036	5,655,285	0.2
5,287,589 (1)	BX Commercial Mortgage Trust 2019-XL J, 2.809%, (US0001M + 2.650)%, 10/15/2036	5,217,125	0.1
4,187,168 (1)	BX Commercial Mortgage Trust 2020-BXLP G, 2.659%, (US0001M + 2.500)%, 12/15/2029	$4,111,084	0.1
2,000,000 (1)	BX Commercial Mortgage Trust 2020-FOX F, 4.409%, (US0001M + 4.250)%, 11/15/2032	2,021,198	0.1
2,507,452 (1)	BX Trust 2019-MMP E, 2.059%, (US0001M + 1.900)%, 08/15/2036	2,439,601	0.1
2,280,000 (1)(4)	BX Trust 2019-OC11 E, 4.076%, 12/09/2041	2,324,329	0.0
19,775,372 (4)(5)	CD 2016-CD1 Mortgage Trust XA, 1.388%, 08/10/2049	1,099,398	0.0
3,951,241 (1)(4)	CFCRE Commercial Mortgage Trust 2011-C1 E, 6.043%, 04/15/2044	3,827,938	0.1
4,120,000 (1)	Citigroup Commercial Mortgage Trust 2016-C2 E, 4.594%, 08/10/2049	2,687,737	0.1
35,301,039 (4)(5)	Citigroup Commercial Mortgage Trust 2017-P8 XA, 0.905%, 09/15/2050	1,751,899	0.0
58,554,148 (4)(5)	Citigroup Commercial Mortgage Trust 2018-C5 XA, 0.595%, 06/10/2051	2,522,618	0.1
2,101,000 (1)(4)	Citigroup COmmercial Mortgage Trust 2018-C6 D, 5.066%, 11/10/2051	2,053,869	0.1
13,789,907 (4)(5)	COMM 2012-CR2 XA, 1.622%, 08/15/2045	251,207	0.0
24,576,438 (4)(5)	COMM 2012-CR3 XA, 1.846%, 10/15/2045	543,014	0.0
65,166,000 (1)(4)(5)	COMM 2012-CR4 XB, 0.612%, 10/15/2045	685,181	0.0
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
19,673,951 (4)(5)	COMM 2012-CR5 XA, 1.514%, 12/10/2045	455,662	0.0
27,279,076 (1)(4)(5)	COMM 2012-LC4 XA, 2.097%, 12/10/2044	370,633	0.0
1,910,000 (1)(4)	COMM 2013-CR10 E Mortgage Trust, 4.789%, 08/10/2046	1,709,490	0.1
1,640,000 (4)	COMM 2015-CCRE26 D Mortgage Trust, 3.480%, 10/10/2048	1,506,449	0.0
910,000 (4)	COMM 2016-COR1 C, 4.381%, 10/10/2049	970,784	0.0
77,056,731 (4)(5)	COMM 2016-CR28 XA, 0.694%, 02/10/2049	$2,022,023	0.1
5,920,000	COMM 2018-COR3 A3 Mortgage Trust, 4.228%, 05/10/2051	7,056,116	0.2
3,906,000 (1)(4)	COMM 2020-CBM F Mortgage Trust, 3.633%, 11/13/2039	3,338,881	0.1
3,247,076 (1)(4)	DBUBS 2011-LC2 E Mortgage Trust, 5.487%, 07/10/2044	2,719,604	0.1
5,150,000 (1)	DBUBS 2011-LC2A F Mortgage Trust, 3.805%, (US0001M + 3.650)%, 07/10/2044	3,867,613	0.1
36,470,000 (4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K020 X3, 1.871%, 05/25/2040	894,959	0.0
42,995,974 (4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K023 X1, 1.221%, 08/25/2022	715,891	0.0
22,000,000 (4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K028 X3, 1.662%, 06/25/2041	756,323	0.0
27,650,000 (4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K029 X3, 1.592%, 05/25/2041	989,931	0.1
10,700,000 (4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K035 X3, 1.789%, 12/25/2041	474,480	0.0
518,928,575 (1)(5)	FREMF Mortgage Trust 2012-K17 X2A, 0.100%, 12/25/2044	304,040	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
2,920,000 (1)	GS Mortgage Securities Corp. II 2018-RIVR E, 1.709%, (US0001M + 1.550)%, 07/15/2035	2,554,447	0.1
225,041 (1)(4)	GS Mortgage Securities Trust 2010-C2 G, 4.548%, 12/10/2043	218,298	0.0
3,070,000 (1)	GS Mortgage Securities Trust 2013-GC16 G, 3.500%, 11/10/2046	1,536,525	0.1
29,446,260 (4)(5)	GS Mortgage Securities Trust 2013-GC16 XA, 1.023%, 11/10/2046	711,413	0.0
45,278,212 (4)(5)	GS Mortgage Securities Trust 2014-GC22 XA, 0.980%, 06/10/2047	$946,699	0.0
6,930,000 (1)(4)	GS Mortgage Securities Trust 2019-GC40 DBD, 3.550%, 07/10/2052	6,569,219	0.2
5,310,000 (1)(4)	GS Mortgage Securities Trust 2019-GC40 DBE, 3.550%, 07/10/2052	4,839,435	0.1
105,625,731 (4)(5)	GS Mortgage Securities Trust 2019-GC42 XA, 0.811%, 09/01/2052	6,120,504	0.2
3,720,000 (1)(4)	JPMBB Commercial Mortgage Securities Trust 2013-C17 D, 4.888%, 01/15/2047	3,592,800	0.1
2,070,314 (4)(5)	JPMBB Commercial Mortgage Securities Trust 2015-C28 XA, 0.970%, 10/15/2048	65,470	0.0
6,560,000	JPMCC Commercial Mortgage Securities Trust 2019-COR4 A5, 4.029%, 03/10/2052	7,797,004	0.2
5,610,000 (1)(4)	JPMCC Re-REMIC Trust 2015-FRR2 AK36, 2.164%, 12/27/2046	5,570,292	0.2
28,334,115 (4)(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.483%, 06/15/2045	231,039	0.0
43,118,321 (4)(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP4 XA, 0.680%, 12/15/2049	1,156,891	0.0
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,000,000 (1)	KNDL 2019-KNSQ F Mortgage Trust, 2.159%, (US0001M + 2.000)%, 05/15/2036	954,419	0.0
1,689,220 (1)(4)(5)	LB-UBS Commercial Mortgage Trust 2006-C7 XCL, 0.705%, 11/15/2038	5,009	0.0
8,825,446 (1)(4)(5)	LB-UBS Commercial Mortgage Trust 2006-C7 XW, 0.705%, 11/15/2038	19,112	0.0
4,447,000 (1)(4)	LSTAR Commercial Mortgage Trust 2015-3 E, 3.185%, 04/20/2048	$3,889,917	0.1
2,630,000 (1)(4)	Manhattan West 2020-1MW E, 2.335%, 09/10/2039	2,550,541	0.1
1,706,000 (1)(4)	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15 D, 4.906%, 04/15/2047	1,693,617	0.1
1,525,000 (1)(4)	Morgan Stanley Capital I Trust 2011-C1 D, 5.563%, 09/15/2047	1,525,889	0.0
3,890,000 (1)(4)	Morgan Stanley Capital I Trust 2016-BNK2 E, 3.902%, 11/15/2049	2,408,702	0.1
3,943,000	Morgan Stanley Capital I Trust 2019-H6 A4, 3.417%, 06/15/2052	4,482,504	0.1
1,900,000	Morgan Stanley Capital I, Inc. 2017-HR2 D, 2.730%, 12/15/2050	1,656,055	0.0
2,920,000 (1)	MRCD 2019-PARK E Mortgage Trust, 2.718%, 12/15/2036	2,881,194	0.1
3,556,000 (1)	MRCD 2019-PARK F Mortgage Trust, 2.718%, 12/15/2036	3,426,705	0.1
2,440,000 (1)	One Bryant Park Trust 2019-OBP A, 2.516%, 09/13/2049	2,622,556	0.1
2,820,000	UBS Commercial Mortgage Trust 2019-C17 A4, 2.921%, 09/15/2052	3,105,843	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
2,060,000 (1)(4)	UBS-Barclays Commercial Mortgage Trust 2012-C4 D, 4.470%, 12/10/2045	1,201,970	0.0
3,520,000 (1)(4)	UBS-Barclays Commercial Mortgage Trust 2012-C4 E, 4.470%, 12/10/2045	1,750,579	0.1
27,613,759 (4)(5)	Wells Fargo Commercial Mortgage Trust 2014-LC18 XA, 1.042%, 12/15/2047	886,385	0.0
4,580,000	Wells Fargo Commercial Mortgage Trust 2018-C44 A5, 4.212%, 05/15/2051	$5,418,699	0.2
9,412,500	Wells Fargo Commercial Mortgage Trust 2019-C54 A4, 3.146%, 12/15/2052	10,660,110	0.3
1,630,000 (1)(4)	WFRBS Commercial Mortgage Trust 2011-C5 E, 5.656%, 11/15/2044	1,552,920	0.0
19,046,574 (1)(4)(5)	WFRBS Commercial Mortgage Trust 2012-C8 XA, 1.788%, 08/15/2045	360,138	0.0
9,020,000 (1)(4)	WFRBS Commercial Mortgage Trust 2013-C11 F, 4.256%, 03/15/2045	6,384,817	0.2
6,583,000 (1)	WFRBS Commercial Mortgage Trust 2013-C12 E, 3.500%, 03/15/2048	5,386,034	0.2
43,262,809 (1)(4)(5)	WFRBS Commercial Mortgage Trust 2013-C12 XA, 1.187%, 03/15/2048	853,272	0.0
8,510,000 (4)	WFRBS Commercial Mortgage Trust 2014-LC14 C, 4.344%, 03/15/2047	8,689,041	0.2
8,530,000	Other Securities	9,731,073	0.3
	Total Commercial Mortgage-Backed Securities (Cost $216,027,190)	210,270,075	5.9

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: 22.3%
	Affiliated Investment Companies: 22.3%
9,407,183	Voya Emerging Markets Corporate Debt Fund - Class P	98,587,276	2.7
14,258,436	Voya Emerging Markets Hard Currency Debt Fund - Class P	$143,867,617	4.0
8,391,703	Voya Emerging Markets Local Currency Debt Fund - Class P	60,168,510	1.7
89,855	Voya Floating Rate Fund - Class P	805,101	0.0
16,250,721	Voya High Yield Bond Fund - Class P	130,980,813	3.7
15,470,702	Voya Investment Grade Credit Fund - Class P	179,924,268	5.0
19,127,823	Voya Securitized Credit Fund - Class P	184,966,051	5.2
	Total Mutual Funds (Cost $778,219,592)	799,299,636	22.3
OTHER(10): — %
	Consumer, Cyclical: —%
252,000 (9)(11)	General Motors Co. Escrow	—	—
	Total Other (Cost $—)	—	—
	Value	Percentage of Net Assets
PURCHASED OPTIONS(12): 0.0%
Total Purchased Options (Cost $1,749,063)	708,392	0.0
Total Long-Term Investments (Cost $3,402,513,904)	3,553,987,882	99.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.1%
	Repurchase Agreements: 0.3%
2,130,915 (13)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $2,130,931, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $2,173,533, due 01/25/21-10/15/62)	$2,130,915	0.0
2,392,969 (13)	Citadel Securities LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $2,393,003, collateralized by various U.S. Government Securities, 0.000%-7.875%, Market Value plus accrued interest $2,440,866, due 01/31/21-05/15/49)	2,392,969	0.1
2,171,648 (13)	Citigroup, Inc., Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $2,171,665, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.000%, Market Value plus accrued interest $2,215,081, due 09/15/21-01/01/51)	2,171,648	0.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements: (continued)
1,051,478 (13)	JVB Financial Group LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $1,051,493, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-7.000%, Market Value plus accrued interest $1,072,508, due 07/01/22-12/01/50)	$1,051,478	0.0
2,428,380 (13)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/20, 0.08%, due 01/04/21 (Repurchase Amount $2,428,401, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.000%, Market Value plus accrued interest $2,476,948, due 01/05/21-12/20/50)	2,428,380	0.1
	Total Repurchase Agreements (Cost $10,175,390)	10,175,390	0.3

Shares	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.8%
27,519,009 (14)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000%	27,519,009	0.8
258,000 (13)(14)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 0.020%	$258,000	0.0
	Total Mutual Funds (Cost $27,777,009)	27,777,009	0.8
	Total Short-Term Investments (Cost $37,952,399)	37,952,399	1.1
	Total Investments in Securities (Cost $3,440,466,303)	$3,591,940,281	100.3
	Liabilities in Excess of Other Assets	(9,971,313)	(0.3)
	Net Assets	$3,581,968,968	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2020.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Security, or a portion of the security, is on loan.

(3)
The grouping contains securities on loan.

(4)
Variable rate security. Rate shown is the rate in effect as of December 31, 2020.

(5)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(6)
Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rates shown reflect the current and next coupon rate as of December 31, 2020.

(7)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(8)
Represents or includes a TBA transaction.

(9)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(10)
Represents an escrow position for future entitlements, if any, on the defaulted bond. The escrow position was received in exchange for the defaulted bond as part of the bankruptcy reorganization of the bond issuer. These holdings are non-income producing.

(11)
Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2020, the Portfolio held restricted securities with a fair value of  $— or 0.0% of net assets. Please refer to the table below for additional details.

(12)
The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.

(13)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(14)
Rate shown is the 7-day yield as of December 31, 2020.

Reference Rate Abbreviations:
12MTA	12-month Treasury Average
COF 11	11th District Costs of Funds
H15T1Y	U.S. Treasury 1-Year Constant Maturity
PRIME	Federal Reserve Bank Prime Loan Rate
US0001M	1-month LIBOR
US0003M	3-month LIBOR
US0006M	6-month LIBOR
US0012M	12-month LIBOR
SOFR30A	30-Day Secured Overnight Financing Rate

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Mutual Funds	$799,299,636	$—	$—	$799,299,636
Purchased Options	—	708,392	—	708,392
Corporate Bonds/Notes	—	923,857,283	—	923,857,283
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Collateralized Mortgage Obligations	—	673,122,066	—	673,122,066
Municipal Bonds	—	2,231,003	—	2,231,003
Asset-Backed Securities	—	332,842,809	—	332,842,809
U.S. Government Agency Obligations	—	433,486,836	—	433,486,836
Commercial Mortgage-Backed Securities	—	210,270,075	—	210,270,075
Other	—	—	—	—
U.S. Treasury Obligations	—	178,169,782	—	178,169,782
Short-Term Investments	27,777,009	10,175,390	—	37,952,399
Total Investments, at fair value	$827,076,645	$2,764,863,636	$—	$3,591,940,281
Other Financial Instruments+
Forward Foreign Currency Contracts	—	70,172	—	70,172
Futures	232,860	—	—	232,860
Total Assets	$827,309,505	$2,764,933,808	$—	$3,592,243,313
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(1,126,736)	$—	$(1,126,736)
Forward Foreign Currency Contracts	—	(2,297,873)	—	(2,297,873)
Futures	(1,744,261)	—	—	(1,744,261)
Written Options	—	(104,600)	—	(104,600)
Total Liabilities	$(1,744,261)	$(3,529,209)	$—	$(5,273,470)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the period ended December 31, 2020, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2019	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2020	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Corporate Debt Fund - Class P	$90,999,434	$4,167,155	$—	$3,420,688	$98,587,276	$4,167,102	$—	$—
Voya Emerging Markets Hard Currency Debt Fund - Class P	133,085,105	6,794,377	—	3,988,135	143,867,617	6,794,299	—	—
Voya Emerging Markets Local Currency Debt Fund - Class P	59,657,773	540,396	—	(29,659)	60,168,510	540,367	—	—
Voya Floating Rate Fund - Class P	25,742,250	822,767	(27,378,057)	1,618,141	805,101	822,767	(3,378,056)	—
Voya High Yield Bond Fund - Class P	68,111,429	59,455,639	—	3,413,745	130,980,813	5,705,594	—	—
Voya Investment Grade Credit Fund - Class P	159,271,027	13,429,522	—	7,223,719	179,924,268	5,925,355	—	7,504,108
Voya Securitized Credit Fund - Class P	117,961,329	66,505,737	—	498,985	184,966,051	6,505,655	—	—
	$654,828,347	$151,715,593	$(27,378,057)	$20,133,754	$799,299,636	$30,461,139	$(3,378,056)	$7,504,108
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2020, Voya Intermediate Bond Portfolio held the following restricted securities:
Security	Acquisition Date	Acquisition Cost	Fair Value
General Motors Co. Escrow	11/24/2020	$—	$—
		$—	$—
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

At December 31, 2020, the following forward foreign currency contracts were outstanding for Voya Intermediate Bond Portfolio:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 3,137,630	MYR 13,034,344	Barclays Bank PLC	01/08/21	$(104,888)
USD 5,077,527	THB 158,691,497	Barclays Bank PLC	01/08/21	(219,264)
USD 1,353,858	TRY 11,065,391	Barclays Bank PLC	01/08/21	(132,746)
USD 381,511	RON 1,591,081	Citibank N.A.	01/08/21	(17,790)
USD 381,501	RON 1,591,081	Citibank N.A.	01/08/21	(17,799)
USD 381,492	RON 1,591,081	Citibank N.A.	01/08/21	(17,808)
USD 381,492	RON 1,591,081	Citibank N.A.	01/08/21	(17,808)
USD 4,441,442	RUB 350,169,974	Citibank N.A.	01/15/21	(286,572)
USD 437,912	PEN 1,573,941	Citibank N.A.	02/05/21	2,990
USD 437,912	PEN 1,573,941	Citibank N.A.	02/05/21	2,990
USD 437,912	PEN 1,573,941	Citibank N.A.	02/05/21	2,990
USD 437,912	PEN 1,573,941	Citibank N.A.	02/05/21	2,991
USD 2,008,910	HUF 621,498,481	Credit Suisse International	01/08/21	(84,739)
USD 2,322,547	CZK 53,820,783	Goldman Sachs International	01/08/21	(183,363)
USD 6,135,904	MXN 122,418,537	Goldman Sachs International	02/05/21	6,842
USD 1,372,523	IDR 20,380,597,713	HSBC Bank USA N.A.	01/08/21	(79,574)
USD 1,372,154	IDR 20,380,597,712	HSBC Bank USA N.A.	01/08/21	(79,944)
USD 85,826	PHP 4,202,365	HSBC Bank USA N.A.	01/08/21	(1,662)
USD 5,078,356	PLN 19,482,975	HSBC Bank USA N.A.	01/08/21	(137,120)
USD 4,859,938	BRL 25,054,440	HSBC Bank USA N.A.	02/05/21	38,544
USD 3,783,434	ZAR 63,520,811	Morgan Stanley Capital Services LLC	01/08/21	(536,702)
USD 3,289	ILS 11,094	Morgan Stanley Capital Services LLC	01/08/21	(163)
USD 9,106,558	EUR 7,583,750	Morgan Stanley Capital Services LLC	02/05/21	(165,369)
USD 1,371,969	IDR 20,380,597,713	Standard Chartered Bank	01/08/21	(80,128)
USD 1,372,338	IDR 20,380,597,713	Standard Chartered Bank	01/08/21	(79,759)
SGD 305,095	USD 224,722	Standard Chartered Bank	01/08/21	6,132
USD 3,073,170	COP 10,683,261,693	Standard Chartered Bank	02/05/21	(54,675)
CLP 101,833,918	USD 136,614	Standard Chartered Bank	02/05/21	6,693
				$(2,227,701)
At December 31, 2020, the following futures contracts were outstanding for Voya Intermediate Bond Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury 2-Year Note	818	03/31/21	$180,758,828	$100,265
U.S. Treasury 5-Year Note	415	03/31/21	52,358,086	131,766
U.S. Treasury Long Bond	257	03/22/21	44,509,187	(340,540)
U.S. Treasury Ultra 10-Year Note	5	03/22/21	781,797	274
U.S. Treasury Ultra Long Bond	598	03/22/21	127,710,375	(1,403,721)
			$406,118,273	$(1,511,956)
Short Contracts:
U.S. Treasury 10-Year Note	(236)	03/22/21	(32,586,438)	555
			$(32,586,438)	$555
At December 31, 2020, the following centrally cleared credit default swaps were outstanding for Voya Intermediate Bond Portfolio:
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection(1)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(2)	Termination Date	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
CDX North American High Yield Index, Series 33, Version 12	Buy	(5.000)	12/20/24	USD81,704,670	$(7,539,053)	$(1,126,736)
					$(7,539,053)	$(1,126,736)

(1)
If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Payments made quarterly.

(3)
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(4)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

At December 31, 2020, the following OTC purchased credit default swaptions were outstanding for Voya Intermediate Bond Portfolio:
Description	Counterparty	Reference Entity(1)	Fixed Rate	Pay/ Receive Financing Rate	Strike Price	Expiration Date	Notional Amount	Cost	Fair Value
Put on 5-Year Credit Default Swap	JPMorgan Chase Bank N.A.	CDX North American High Yield Index, Series 35, Version 1	5.000%	Pay	103.500%	02/17/21	USD 33,016,000	$379,684	$102,186
								$379,684	$102,186
At December 31, 2020, the following OTC purchased foreign currency options were outstanding for Voya Intermediate Bond Portfolio:
Description	Counterparty	Expiration Date	Exercise Price	Notional Amount	Cost	Fair Value
Call USD vs. Put AUD	Morgan Stanley Capital Services LLC	03/15/21	0.728	USD162,750,000	$1,369,379	$606,206
					$1,369,379	$606,206
At December 31, 2020, the following OTC written foreign currency options were outstanding for Voya Intermediate Bond Portfolio:
Description	Counterparty	Expiration Date	Exercise Price	Notional Amount	Premiums Received	Fair Value
Call USD vs. Put AUD	Standard Chartered Bank	01/15/21	0.745USD	101,138,000	$644,755	$(104,600)
					$644,755	$(104,600)

(1)
Payments received quarterly.

Currency Abbreviations
BRL – Brazilian Real
CLP – Chilean Peso
COP – Colombian Peso
CZK – Czech Koruna
EUR – EU Euro
HUF – Hungarian Forint
IDR – Indonesian Rupiah
ILS – Israeli New Shekel
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

MXN – Mexican Peso
MYR – Malaysian Ringgit
PEN – Peruvian Nuevo Sol
PHP – Philippine Peso
PLN – Polish Zloty
RON – Romanian New Leu
RUB – Russian Ruble
SGD – Singapore Dollar
THB – Thai Baht
TRY – Turkish Lira
USD – United States Dollar
ZAR – South African Rand
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2020 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Credit contracts	Investments in securities at value*	$102,186
Foreign exchange contracts	Investments in securities at value*	606,206
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	70,172
Interest rate contracts	Net Assets — Unrealized appreciation**	232,860
Total Asset Derivatives		$1,011,424
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$2,297,873
Interest rate contracts	Net Assets — Unrealized depreciation**	1,744,261
Credit contracts	Net Assets — Unrealized depreciation***	1,126,736
Foreign exchange contracts	Written options, at fair value	104,600
Total Liability Derivatives		$5,273,470

*
Includes purchased options.

**
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

***
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table within the Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2020 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$(637,514)	$—	$—	$18,183,850	$126,420	$17,672,756
Equity contracts	(1,284,316)	—	(341,747)	—	—	(1,626,063)
Foreign exchange contracts	(4,658,363)	2,090,473	—	(546,638)	1,492,503	(1,622,025)
Interest rate contracts	1,527,377	—	34,866,680	(1,561,335)	(495,811)	34,336,911
Total	$(5,052,816)	$2,090,473	$34,524,933	$16,075,877	$1,123,112	$48,761,579
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2020 (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$(277,498)	$—	$—	$732,205		$454,707
Equity contracts	—	—	—	—		—
Foreign exchange contracts	(763,173)	(1,542,771)	—	(44,415)	540,155	(1,810,204)
Interest rate contracts	398,663	—	5,050,757	(1,125,039)		4,324,381
Total	$(642,008)	$(1,542,771)	$5,050,757	$(437,249)	$540,155	$2,968,884

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2020:
	Barclays Bank PLC	Citibank N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA N.A.	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	Standard Chartered Bank	Totals
Assets:
Purchased options	$—	$—	$—	$—	$—	$102,186	$606,206	$—	$708,392
Forward foreign currency contracts	—	11,961	—	6,842	38,544	—	—	12,825	70,172
Total Assets	$—	$11,961	$—	$6,842	$38,544	$102,186	$606,206	$12,825	$778,564
Liabilities:
Forward foreign currency contracts	$456,898	$357,777	$84,739	$183,363	$298,300	$—	$702,234	$214,562	$2,297,873
Written options	—	—	—	—	—	—	—	104,600	104,600
Total Liabilities	$456,898	$357,777	$84,739	$183,363	$298,300	$—	$702,234	$319,162	$2,402,473
Net OTC derivative instruments by counterparty, at fair value	$(456,898)	$(345,816)	$(84,739)	$(176,521)	$(259,756)	$102,186	$(96,028)	$(306,337)	(1,623,909)
Total collateral pledged by the Portfolio/(Received from counterparty)	$410,000	$345,816	$—	$—	$259,756	$—	$—	$306,337	$1,321,909
Net Exposure(1)(2)	$(46,898)	$—	$(84,739)	$(176,521)	$—	$102,186	$(96,028)	$—	$(302,000)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)
At December 31, 2020, the Portfolio had pledged $430,000, $450,000, and $530,000 in cash collateral to Citibank N.A., HSBC Bank USA N.A., and Standard Chartered Bank, respectively. Excess cash collateral is not shown for financial reporting purposes.

At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $3,432,902,220.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$188,675,002
Gross Unrealized Depreciation	(40,291,685)
Net Unrealized Appreciation	$148,383,317
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Portfolio	as of December 31, 2020

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.5%
	Communication Services: 1.6%
454,502 (1)	Other Securities	$7,211,009	1.6

	Consumer Discretionary: 17.7%
71,174 (2)	Caesars Entertainment, Inc.	5,286,093	1.2
178,123	Dana, Inc.	3,476,961	0.8
94,260	Kohl’s Corp.	3,835,439	0.8
35,441	Marriott Vacations Worldwide Corp.	4,863,214	1.1
42,156	Strategic Education, Inc.	4,018,732	0.9
1,552,601 (1)(3)	Other Securities	57,374,673	12.9
		78,855,112	17.7
	Consumer Staples: 1.8%
249,975 (2)	Hostess Brands, Inc.	3,659,634	0.8
89,841 (2)	Performance Food Group Co.	4,277,330	1.0
		7,936,964	1.8
	Energy: 1.6%
386,079 (1)	Other Securities	6,918,403	1.6

	Financials: 18.9%
105,428	Atlantic Union Bankshares Corp.	3,472,798	0.8
224,452	Cadence BanCorp	3,685,502	0.8
131,096	Columbia Banking System, Inc.	4,706,346	1.0
220,157 (2)	Eastern Bankshares, Inc.	3,590,761	0.8
100,998	Essent Group Ltd.	4,363,114	1.0
288,661	First Horizon Corp.	3,683,314	0.8
232,224	First Midwest Bancorp., Inc.	3,697,006	0.8
112,228	Pacific Premier Bancorp, Inc.	3,516,103	0.8
26,390	Primerica, Inc.	3,534,413	0.8
50,816	Prosperity Bancshares, Inc.	3,524,598	0.8
28,145	Signature Bank	3,807,737	0.8
104,450 (2)	StepStone Group, Inc.	4,157,110	0.9
103,731	Stifel Financial Corp.	5,234,266	1.2
619,569	Two Harbors Investment Corp.	3,946,655	0.9
86,044	WSFS Financial Corp.	3,861,655	0.9
1,196,721 (1)	Other Securities	25,679,927	5.8
		84,461,305	18.9
	Health Care: 16.5%
61,376	Cantel Medical Corp.	4,840,111	1.1
56,492	Encompass Health Corp.	4,671,323	1.0
33,451 (2)	Haemonetics Corp.	3,972,306	0.9
48,614 (2)	Integer Holdings Corp.	3,946,971	0.9
57,976 (2)	Magellan Health, Inc.	4,802,732	1.1
1,299,267 (1)(3)	Other Securities	51,265,637	11.5
		73,499,080	16.5
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: 15.6%
134,669 (2)	Air Transport Services Group, Inc.	$4,220,526	1.0
25,848	Alamo Group, Inc.	3,565,731	0.8
66,167	Altra Industrial Motion Corp.	3,667,637	0.8
124,823 (2)	Builders FirstSource, Inc.	5,094,027	1.1
46,282	Crane Co.	3,594,260	0.8
52,866	EMCOR Group, Inc.	4,835,124	1.1
304,087	Steelcase, Inc.	4,120,379	0.9
150,676	Werner Enterprises, Inc.	5,909,513	1.3
870,864 (1)(3)	Other Securities	34,673,393	7.8
		69,680,590	15.6
	Information Technology: 14.8%
104,313 (2)	ACI Worldwide, Inc.	4,008,749	0.9
84,516 (2)	Commvault Systems, Inc.	4,679,651	1.0
94,821	CSG Systems International, Inc.	4,273,582	1.0
58,451 (2)	Envestnet, Inc.	4,809,933	1.1
60,804 (2)	j2 Global, Inc.	5,939,943	1.3
101,385 (2)	Onto Innovation, Inc.	4,820,857	1.1
46,619 (2)	Plexus Corp.	3,646,072	0.8
30,258 (2)	Q2 Holdings, Inc.	3,828,545	0.9
45,069 (2)	RealPage, Inc.	3,931,819	0.9
28,889 (2)	Silicon Laboratories, Inc.	3,678,725	0.8
245,948 (2)	Viavi Solutions, Inc.	3,683,071	0.8
669,313 (1)(3)	Other Securities	18,866,805	4.2
		66,167,752	14.8
	Materials: 4.2%
97,650	Avient Corp.	3,933,342	0.9
46,814	Sensient Technologies Corp.	3,453,469	0.8
407,030 (1)	Other Securities	11,327,631	2.5
		18,714,442	4.2
	Real Estate: 4.4%
174,394	Easterly Government Properties, Inc.	3,950,024	0.9
676,106 (1)(3)	Other Securities	15,726,990	3.5
		19,677,014	4.4
	Utilities: 2.4%
80,713	Portland General Electric Co.	3,452,095	0.8
104,764	Other Securities	7,006,819	1.6
		10,458,914	2.4
	Total Common Stock (Cost $367,871,184)	443,580,585	99.5

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Portfolio	as of December 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.1%
	Repurchase Agreements: 3.3%
2,557,424 (4)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/20, 0.07%, due 01/04/21 (Repurchase Amount $2,557,444, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $2,608,572, due 01/25/21-10/15/62)	$2,557,424	0.6
2,505,675 (4)	Citadel Securities LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $2,505,711, collateralized by various U.S. Government Securities, 0.000%-7.875%, Market Value plus accrued interest $2,555,827, due 01/31/21-05/15/49)	2,505,675	0.6
1,460,617 (4)	Deutsche Bank Securities Inc., Repurchase Agreement dated 12/31/20, 0.06%, due 01/04/21 (Repurchase Amount $1,460,627, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,489,829, due 01/15/21-01/01/51)	1,460,617	0.3
1,112,592 (4)	JVB Financial Group LLC, Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $1,112,608, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-7.000%, Market Value plus accrued interest $1,134,844, due 07/01/22-12/01/50)	1,112,592	0.2
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,142,558 (4)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/31/20, 0.13%, due 01/04/21 (Repurchase Amount $1,142,574, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.125%, Market Value plus accrued interest $1,165,426, due 02/18/21-01/15/62)	$1,142,558	0.2
3,433,153 (4)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/20, 0.08%, due 01/04/21 (Repurchase Amount $3,433,183, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.000%, Market Value plus accrued interest $3,501,816, due 01/05/21-12/20/50)	3,433,153	0.8
2,538,319 (4)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/20, 0.16%, due 01/04/21 (Repurchase Amount $2,538,364, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $2,595,539, due 07/15/22-02/15/47)	2,538,319	0.6
	Total Repurchase Agreements (Cost $14,750,338)	14,750,338	3.3

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Portfolio	as of December 31, 2020 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 3.8%
16,913,009 (5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.000% (Cost $16,913,009)	$16,913,009	3.8
	Total Short-Term Investments (Cost $31,663,347)	31,663,347	7.1
	Total Investments in Securities (Cost $399,534,531)	$475,243,932	106.6
	Liabilities in Excess of Other Assets	(29,410,533)	(6.6)
	Net Assets	$445,833,399	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2020.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains non-income producing securities.

(2)
Non-income producing security.

(3)
The grouping contains securities on loan.

(4)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(5)
Rate shown is the 7-day yield as of December 31, 2020.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2020
Asset Table
Investments, at fair value
Common Stock*	$443,580,585	$—	$—	$443,580,585
Short-Term Investments	16,913,009	14,750,338	—	31,663,347
Total Investments, at fair value	$460,493,594	$14,750,338	$—	$475,243,932

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $408,646,105.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$82,482,318
Gross Unrealized Depreciation	(15,884,481)
Net Unrealized Appreciation	$66,597,837

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2020 were as follows:
Portfolio Name	Type	Per Share Amount
Voya Balanced Portfolio
Class I	NII	$0.3638
Class S	NII	$0.3230
All Classes	STCG	$0.2252
All Classes	LTCG	$0.2026
Voya Global High Dividend Low Volatility Portfolio
Class ADV	NII	$0.1893
Class I	NII	$0.2388
Class S	NII	$0.2138
Class S2	NII	$0.2007
Class T	NII	$0.1782
All Classes	ROC	$0.0053
Voya Government Money Market Portfolio
Class I	NII	$0.0025
Class S	NII	$—
All Classes	STCG	$0.0004
Voya Growth and Income Portfolio
Class ADV	NII	$0.2636
Class I	NII	$0.3925
Portfolio Name	Type	Per Share Amount
Voya Growth and Income Portfolio (continued)
Class S	NII	$0.3206
Class S2	NII	$0.2934
All Classes	LTCG	$2.8590
Voya Intermediate Bond Portfolio
Class ADV	NII	$0.3832
Class I	NII	$0.4543
Class S	NII	$0.4180
Class S2	NII	$0.3964
All Classes	STCG	$0.1868
All Classes	LTCG	$0.1143
Voya Small Company Portfolio
Class ADV	NII	$0.0076
Class I	NII	$0.0890
Class R6	NII	$0.0890
Class S	NII	$0.0450
All Classes	STCG	$0.0844
All Classes	LTCG	$0.1813

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
ROC – Return of capital
Of the ordinary distributions made during the year ended December 31, 2020, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Balanced Portfolio	16.17%
Voya Global High Dividend Low Volatility Portfolio	73.54%
Voya Growth and Income Portfolio	100.00%
Voya Small Company Portfolio	100.00%
For the year ended December 31, 2020, 100.00% of ordinary income dividends paid by Voya Growth and Income Portfolio are designated as qualified dividend income (QDI) subject to reduced income tax rates for individuals.
The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Balanced Portfolio	$4,676,228
Voya Growth and Income Portfolio	$289,550,563
Voya Intermediate Bond Portfolio	$29,891,272
Voya Small Company Portfolio	$4,804,582
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of each Company/Trust are managed under the direction of the Board. A Director/Trustee, who is not an interested person of the Company/Trust, as defined in the 1940 Act, is an independent director/trustee (“Independent Director/Trustee”). The Directors/Trustees and Officers of the Company/Trust are listed below. The Statement of Additional Information includes additional information about Directors/Trustees of the Company/Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director/ Trustee(2)	Other Board Positions Held by Director/Trustee
Independent Directors/Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Director/ Trustee Chairperson	May 2013 – Present January 2020 –Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	133	Dentaquest (February 2014 – Present); RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Director/Trustee	May 2013 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	133	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director/Trustee	May 2013 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	133	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 70	Director/Trustee	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	133	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Director/Trustee	January 2003 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	133	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Director/Trustee	May 2013 – Present	Consultant (May 2001 – Present).	133	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Director/Trustee	October 2015 – Present	Retired.	133	None.

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director/ Trustee(2)	Other Board Positions Held by Director/Trustee
Director/Trustee who is an “interested person”:
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 47	Director/Trustee	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	133	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Directors/Trustees serve until their successors are duly elected and qualified. The tenure of each Director/Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director/Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director/Trustee shall retire from and cease to be a member of the Board of Directors/Trustees at the close of business on December 31 of the calendar year in which the Independent Director/Trustee attains the age of 75. A majority vote of the Board’s other Independent Directors /Trustees may extend the retirement date of an Independent Director/Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Company/Trust under applicable law, whether for the purposes of appointing a successor to the Independent Director/Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors/Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2021.

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 52	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 47	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018-Present); Director, Voya Funds Services, LLC (March 2018-Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 53	Executive Vice President Chief Investment Risk Officer	March 2020 – Present March 2020 – Present	Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present); Formerly, Consultant, DA Capital LLC (January 2016 — March 2017); Managing Director, Enterprise Risk, American International Group (AIG) (September 2014 – March 2015).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 62	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 –
Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March
1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Senior Vice President	December 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President	September 2020 – Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 50	Senior Vice President	June 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present) and Voya Funds Services, LLC (March 2006 – Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – April 2018).

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President And Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	March 2002 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 44	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Secretary	September 2020 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – Present). Formerly, Vice President, Counsel II, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Assistant Secretary	August 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Directors/Trustees and until their successors shall have been elected and qualified.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS
At a meeting held on November 19, 2020, the Board of Directors/Trustees (“Board”) of Voya Balanced Portfolio, Inc., Voya Government Money Market Portfolio, Voya Intermediate Bond Portfolio, Voya Variable Funds, and Voya Variable Portfolios, Inc. (collectively, the “Registrants”), including a majority of the Board members who have no direct or indirect interest in the management and sub-advisory contracts, and who are not “interested persons” of Voya Balanced Portfolio, Voya Global High Dividend Low Volatility Portfolio, Voya Government Money Market Portfolio, Voya Growth and Income Portfolio, Voya Intermediate Bond Portfolio, and Voya Small Company Portfolio, each a series of the Registrants (the “Portfolios”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Directors/Trustees”), considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Registrants, on behalf of the Portfolios, and the sub-advisory contracts (the “Sub-Advisory Contracts,” and together with the Management Contracts, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”) for an additional one year period ending November 30, 2021.
In addition to the Board meeting on November 19, 2020, the Independent Directors/Trustees also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 8, 2020, and November 17, 2020. At those meetings the Board reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Directors/Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for each Voya fund, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund that is assigned to that IRC to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Directors/Trustees request, and management provides, certain information that the Independent Directors/Trustees deem to be important or potentially relevant. The Independent Directors/Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process, including, but not limited to, investment performance, fee structure, and expense information. In addition, the Independent Directors/Trustees periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.
The Manager or the Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. Additionally, the Board considered the impact of significant market volatility that occurred during and after the period for which information was requested in conducting its evaluation of the Manager and the Sub-Adviser.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration, and each Board member may have accorded different weight to the various factors in reaching

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

his or her conclusions with respect to each Portfolio’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.
The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions of the Sub-Adviser with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Registrants’ Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and the Sub-Adviser under the Contracts were appropriate.
Portfolio Performance
In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category and primary benchmark, a broad-based securities market index identified in the Portfolio’s prospectus. In addition, the Board considered Voya Global High Dividend Low Volatility Portfolio’s investment performance compared to an additional performance peer group that is approved by the Portfolio’s IRC due to the unique investment structure or strategy of the Portfolio. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Registrants’ Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. In this regard, the Board noted any breakpoints in management fee schedules that will result in a lower management fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, while some of the Portfolios do not have management fee breakpoints, the Portfolios may have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Adviser could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. The Board also considered the impact of fee waiver and expense reimbursement arrangements in instances where a share class of a Portfolio is operating such that its expense ratio is below the expense limit applicable to that share class. In evaluating these matters, the Independent Directors/Trustees also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fees, the

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Board considered that breakpoints, if any, would inure to the benefit of the Manager.
Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered any fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Portfolio. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager and both before and after giving effect to any expenses incurred by the Manager or the affiliated Sub-Adviser in making payments to affiliated insurance companies.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Portfolio-by-Portfolio Analysis
Set forth below are certain of the specific factors that the Board considered at its October 7, 2020, November 17, 2020, and/or November 19, 2020 meetings in relation to approving each Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark and, as applicable, a performance peer group. The performance data provided to the Board primarily was for various periods ended March 31, 2020. In addition, the Board also considered at its October 7, 2020, November 17, 2020, and November 19, 2020 meetings certain additional data regarding each Portfolio’s more recent performance, asset levels and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.
Voya Balanced Portfolio
In considering whether to approve the renewal of the Contracts for Voya Balanced Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the fourth quintile of its Morningstar category for all periods presented; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the impact of the underlying managers and liquidity conditions in the securitized credit sectors on the Portfolio’s performance that have since stabilized since the end of the first quarter of 2020; and (2) its confidence in the ability of the Sub-Adviser to execute the Portfolio’s investment strategy.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Global High Dividend Low Volatility Portfolio
In considering whether to approve the renewal of the Contracts for Voya Global High Dividend Low Volatility Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the fourth quintile of its Morningstar category for all periods presented; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account: (1) that the Portfolio outperformed its performance peer group average for all periods presented, with the exception of the ten-year period, during which it underperformed; (2) management’s representations regarding the impact of security selection on the Portfolio’s performance; and (3) the changes to the Portfolio’s investment strategy, effective April 30, 2018, and that it is reasonable to provide more time for the purpose of evaluating investment performance.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Government Money Market Portfolio
In considering whether to approve the renewal of the Contracts for Voya Government Money Market Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020, the Portfolio outperformed its primary benchmark for the three-year, five-year and ten-year periods, underperformed for the year-to-date period, and its performance was equal to the performance of its primary benchmark for the one-year period.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Growth and Income Portfolio
In considering whether to approve the renewal of the Contracts for Voya Growth and Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the one-
year, three-year and five-year periods, and the fourth quintile for the year-to-date and ten-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Intermediate Bond Portfolio
In considering whether to approve the renewal of the Contracts for Voya Intermediate Bond Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the ten-year period, the second quintile for the three-year and five-year periods, the third quintile for the one-year period, and the fourth quintile for the year-to-date period; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the ten-year period, during which it outperformed.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Small Company Portfolio
In considering whether to approve the renewal of the Contracts for Voya Small Company Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2020: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the five-year period, the third quintile for the year-to-date, one-year and ten-year periods, and the fourth quintile for the three-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the impact of security selection on the Portfolio’s performance; and (2) the competitiveness of the Portfolio’s performance during certain periods.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2021. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
VPAR-CAPAPALL         (1220-022321)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Martin J. Gavin, and Joseph E. Obermeyer are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, and Mr. Obermeyer are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Below are the amount of fees that Ernst & Young LLP (“EY”), the Funds’ current Independent Registered Public Accounting Firm, billed to the Funds during the Funds’ fiscal year ended December 31, 2020 and the amount of fees that KPMG LLP (“KPMG”), the Funds’ prior Independent Registered Public Accounting Firm, billed to the Funds during the Funds’ fiscal year ended December 31, 2019.

(a)	Audit Fees(1): The aggregate fees billed for each of the last two fiscal years for professional services rendered by EY and KPMG, the principal accountant for each respective audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $5,569 for the year ended December 31, 2020 and $7,467 for the year ended December 31, 2019.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by EY and KPMG that are reasonably related to the performance of each respective audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended December 31, 2020 and $0 for the year ended December 31, 2019.

(c)	Tax Fees(2): The aggregate fees billed in each of the last two fiscal years for professional services rendered by EY and KPMG, for tax compliance, tax advice, and tax planning were $1,325 for the year ended December 31, 2020 and $4,908 for the year ended December 31, 2019. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees(3): The aggregate fees billed in each of the last two fiscal years for products and services provided by EY and KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended December 31, 2020 and $133 for the year ended December 31, 2019.

(1) For the year ended December 31, 2020, KPMG billed $0 for Audit Fees.

(2) For the year ended December 31, 2020, KPMG billed $696 for Tax Fees.

(3) For the year ended December 31, 2020, KPMG billed $0 for All Other Fees.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

Appendix A

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.       Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.       Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.       Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.       Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.       Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.       Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.     Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.       Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.       Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Last Approved: November 21, 2019

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2020 through December 31, 2020

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $750 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2020 through December 31, 2020

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2020 through December 31, 2020

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2020 through December 31, 2020

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax and technology training sessions		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year-end reporting for 1099’s, tax compliance services in foreign jurisdictions and similar routine tax consultations as requested.	√		Not to exceed $300,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2020 through December 31, 2020

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:     January 1, 2020 to December 31, 2020

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of EY if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended December 31, 2020 and December 31, 2019; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2020(1)	2019
Voya Balanced Portfolio, Inc.	$1,325	$5,041
Voya Investments, LLC (2)	$14,804,511	$107,750

(1) For the year ended December 31, 2020, KPMG billed the Registrant $696 for Non-Audit Fees.

(2) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining EY’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Complete schedule of investments filed herein.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Voya Balanced Portfolio, Voya Global High Dividend Low Volatility Portfolio (formerly, Voya Global Equity Portfolio), Voya Government Money Market Portfolio, Voya Growth and Income Portfolio, Voya Intermediate Bond Portfolio and Voya Small Company Portfolio and the Boards of Directors/Trustees of Voya Balanced Portfolio, Inc., Voya Variable Funds, Voya Variable Portfolios, Inc., Voya Intermediate Bond Portfolio and Voya Government Money Market Portfolio

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya Balanced Portfolio, Voya Global High Dividend Low Volatility Portfolio (formerly, Voya Global Equity Portfolio), Voya Government Money Market Portfolio, Voya Growth and Income Portfolio, Voya Intermediate Bond Portfolio and Voya Small Company Portfolio (the “Portfolios”) (each a portfolio of Voya Balanced Portfolio, Inc., Voya Variable Portfolios, Inc., Voya Government Money Market Portfolio, Voya Variable Funds, Voya Intermediate Bond Portfolio and Voya Variable Portfolios, Inc., respectively (collectively referred to as the “Registrants”)), including the portfolio of investments and summary portfolios of investments, as applicable, as of December 31, 2020, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”) (the financial statements are included in Item 1 of this Form N-CSR) and the portfolios of investments as of December 31, 2020 (included in Item 6 of this Form N-CSR). In our opinion, the financial statements and portfolios of investments present fairly, in all material respects, the financial position of the Portfolios at December 31, 2020, the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

The statement of changes in net assets for the year ended December 31, 2019, and the financial highlights for each of the periods in the four-year period then ended, were audited by another independent registered public accounting firm whose report, dated February 26, 2020, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

Basis for Opinion

These financial statements and portfolios of investments are the responsibility of the Registrants’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements and portfolios of investments based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Registrants in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and portfolios of investments are free of material misstatement, whether due to error or fraud. The Registrants are not required to have, nor were we engaged to perform, an audit of the Registrants’ internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Registrants’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and portfolios of investments, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and portfolios of investments. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and portfolios of investments. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts

February 24, 2021

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2020

Shares		Value	Percentage of Net Assets
COMMON STOCK: 39.5%
	Communication Services: 3.5%
1,821 (1)	Adevinta ASA	$30,611	0.0
1,941 (1)	Alphabet, Inc. - Class A	3,401,874	0.9
11,837 (1)	Altice USA, Inc.	448,267	0.1
1,908	AT&T, Inc.	54,874	0.0
28,464	BT Group PLC	51,305	0.0
29	Cable One, Inc.	64,604	0.0
746 (1)	Charter
	Communications, Inc.	493,516	0.1
12,481	Comcast Corp. – Class
	A	654,004	0.2
1,000 (2)	Dentsu Group, Inc.	29,762	0.0
9,025	Deutsche Telekom AG	164,729	0.1
9,290 (1)	Facebook, Inc.- Class A	2,537,656	0.7
11,088	Fox Corp. - Class A	322,883	0.1
50 (1)	IAC/InterActiveCorp	9,468	0.0
10,304	Interpublic Group of
	Cos., Inc.	242,350	0.1
3,200	KDDI Corp.	94,881	0.0
500	Konami Holdings Corp.	28,133	0.0
6,244 (1)	Liberty Global PLC -
	Class A	151,230	0.1
1,430 (1)	NetFlix, Inc.	773,244	0.2
2,315	New York Times Co.	119,848	0.0
3,000	Nexon Co. Ltd.	92,565	0.0
966	Nexstar Media Group,
	Inc.	105,478	0.0
300	Nintendo Co., Ltd.	192,582	0.1
7,624	Orange SA	90,763	0.0
3,804	Pearson PLC	34,914	0.0
852 (1)	Pinterest, Inc.	56,147	0.0
2,162	Publicis Groupe	107,454	0.0
713 (3)	Scout24 AG	58,262	0.0
1,600	SoftBank Group Corp.	124,216	0.1
43,105	Spark New Zealand Ltd.	146,006	0.1
4,466	Tele2 AB	59,076	0.0
27,908	Telefonica Deutschland
	Holding AG	76,866	0.0
4,337	Telephone & Data
	Systems, Inc.	80,538	0.0
157 (1)	UbiSoft Entertainment	15,130	0.0
14,849	Verizon
	Communications, Inc.	872,379	0.2
6,028	ViacomCBS, Inc. - Class
	B	224,603	0.1
2,908	Vivendi SA	93,795	0.0
121,165	Vodafone Group PLC	199,013	0.1
2,119 (1)	Walt Disney Co.	383,920	0.1
7,318 (1)	Yelp, Inc.	239,079	0.1
		12,926,025	3.5

	Consumer Discretionary: 5.0%
1,400	ABC-Mart, Inc.	77,843	0.0
126 (1)	Adidas AG	45,839	0.0
274 (1)	Adient plc	9,527	0.0
882 (1)	Adtalem Global
	Education, Inc.	29,944	0.0
1,454 (1)	Amazon.com, Inc.	4,735,576	1.3
951 (2)	American Eagle
	Outfitters, Inc.	19,087	0.0
2,191	Aristocrat Leisure Ltd.	52,608	0.0
586 (1)	Autonation, Inc.	40,897	0.0
2,748 (1)	Barratt Developments
	PLC	25,122	0.0
1,707	Bayerische Motoren
	Werke AG	150,653	0.1
1,378	Best Buy Co., Inc.	137,511	0.0
2,846	BorgWarner, Inc.	109,969	0.0
2,558	Boyd Gaming Corp.	109,789	0.0
469	Brunswick Corp.	35,757	0.0
1,324 (1)	Caesars Entertainment,
	Inc.	98,333	0.0
1,970 (1)	Carmax, Inc.	186,086	0.1
313	Carter's, Inc.	29,444	0.0
243 (1)	Carvana Co.	58,208	0.0
45 (1)	Chipotle Mexican Grill,
	Inc.	62,402	0.0
1,416	Cie Generale des
	Etablissements Michelin
	SCA	182,319	0.1
2,623	Compass Group PLC	48,923	0.0
2,386	Daimler AG	169,117	0.1
8,455	Dana, Inc.	165,042	0.1
1,494 (1)	Deckers Outdoor Corp.	428,449	0.1
400	Denso Corp.	23,808	0.0
1,141	Dick's Sporting Goods,
	Inc.	64,136	0.0
864	Dollar General Corp.	181,699	0.1
2,237	eBay, Inc.	112,409	0.0
560 (1)	Etsy, Inc.	99,630	0.0
870 (3)	Evolution Gaming Group
	AB	87,465	0.0
8,528	Extended Stay America,
	Inc.	126,300	0.0
3,011 (1)	Fiat Chrysler
	Automobiles NV	54,397	0.0
150 (1)	Five Below, Inc.	26,247	0.0
804	Foot Locker, Inc.	32,514	0.0
412 (1),(2)	Fox Factory Holding
	Corp.	43,553	0.0
10,440	Gentex Corp.	354,229	0.1
258,000	Genting Singapore Ltd.	166,163	0.1
333 (1)	Grand Canyon
	Education, Inc.	31,006	0.0
260 (1)	GrubHub, Inc.	19,310	0.0
1,514	H&R Block, Inc.	24,012	0.0
126 (1)	Helen of Troy Ltd.	27,996	0.0
209 (1)	HelloFresh SE	16,166	0.0
600	Hikari Tsushin, Inc.	140,780	0.1
2,801	Hilton Worldwide
	Holdings, Inc.	311,639	0.1
3,883	Home Depot, Inc.	1,031,402	0.3
5,600	Honda Motor Co., Ltd.	158,011	0.1
2,375	Husqvarna AB - B
	Shares	30,823	0.0
800	Iida Group Holdings Co.
	Ltd.	16,175	0.0
114	Jack in the Box, Inc.	10,579	0.0
6,383 (1)	JD Sports Fashion PLC	74,989	0.0
491 (1),(3)	Just Eat Takeaway.com
	NV	55,361	0.0
3,917	KB Home	131,298	0.0
119	Kering SA	86,362	0.0
6,687 (1)	Kingfisher PLC	24,709	0.0
4,807	Kohl's Corp.	195,597	0.1
48	Lear Corp.	7,633	0.0
4,274	Lennar Corp. - Class A	325,807	0.1
559	Lithia Motors, Inc.	163,603	0.1
7,405 (1)	LKQ Corp.	260,952	0.1

See Accompanying Notes to Financial Statements

1

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2020 (Continued)

Shares		Value	Percentage of Net Assets
516	LVMH Moet Hennessy
	Louis Vuitton SE	$323,015	0.1
1,200	Marui Group Co., Ltd.	21,132	0.0
1,055 (1)	Mattel, Inc.	18,410	0.0
1,424	McDonald's Corp.	305,562	0.1
2,100 (2)	McDonald's Holdings
	Co. Japan Ltd.	101,769	0.0
571 (1)	Moncler SpA	35,105	0.0
458	Nike, Inc. - Class B	64,793	0.0
700	Nitori Co., Ltd.	146,371	0.1
39 (1)	NVR, Inc.	159,115	0.1
224 (1)	Ollie's Bargain Outlet
	Holdings, Inc.	18,316	0.0
1,126 (1)	Penn National Gaming,
	Inc.	97,253	0.0
1,112	Persimmon PLC	41,970	0.0
237	Pool Corp.	88,282	0.0
815	Prosus NV	88,002	0.0
4,135	Pulte Group, Inc.	178,301	0.1
5,700 (1)	Rakuten, Inc.	54,850	0.0
112 (1)	RH	50,122	0.0
2,207 (1)	Scientific Games Corp.	91,568	0.0
5,400	Sekisui House Ltd.	110,008	0.0
5,316	Service Corp.
	International	261,016	0.1
214 (1)	Skechers USA, Inc.	7,691	0.0
3,900	Sony Corp.	392,996	0.1
2,200	Stanley Electric Co., Ltd.	70,971	0.0
9,900	Sumitomo Electric
	Industries Ltd.	131,183	0.0
2,330	Target Corp.	411,315	0.1
6,198 (1)	Taylor Morrison Home
	Corp.	158,979	0.1
283 (1)	Tempur Sealy
	International, Inc.	7,641	0.0
2,342 (1)	Tesla, Inc.	1,652,679	0.4
187	Texas Roadhouse, Inc.	14,616	0.0
1,257	Thor Industries, Inc.	116,888	0.0
312	Toll Brothers, Inc.	13,563	0.0
133 (1)	TopBuild Corp.	24,483	0.0
1,400	Toyota Motor Corp.	108,038	0.0
2,493	Tractor Supply Co.	350,466	0.1
11,192 (1)	TRI Pointe Group, Inc.	193,062	0.1
626 (1)	Ulta Beauty, Inc.	179,762	0.1
657	Wendy's Company	14,401	0.0
4,975	Wesfarmers Ltd.	193,364	0.1
481	Williams-Sonoma, Inc.	48,985	0.0
316	Wingstop, Inc.	41,886	0.0
2,692	Wyndham Destinations,
	Inc.	120,763	0.0
447	Wyndham Hotels &
	Resorts, Inc.	26,570	0.0
16,100	Yamada Holdings Co.
	Ltd.	85,540	0.0
4,454	Yum! Brands, Inc.	483,526	0.1
209 (1), (3)	Zalando SE	23,247	0.0
		18,652,780	5.0

	Consumer Staples: 2.8%
8,267 (1)	a2 Milk Co. Ltd.	71,902	0.0
2,400	Ajinomoto Co., Inc.	54,383	0.0
8,603 (2)	Albertsons Cos, Inc.	151,241	0.0
15,147	Altria Group, Inc.	621,027	0.2
400	Beiersdorf AG	45,984	0.0
1,635 (1)	BJ's Wholesale Club
	Holdings, Inc.	60,953	0.0
17 (1)	Boston Beer Co., Inc.	16,903	0.0
8,190	British American
	Tobacco PLC	304,151	0.1
1,293	Carlsberg A/S	207,284	0.1
960	Carrefour S.A.	16,439	0.0
770	Church & Dwight Co.,
	Inc.	67,167	0.0
1,091	Coca-Cola Co.	59,830	0.0
322	Coca-Cola European
	Partners PLC - USD	16,045	0.0
2,720	Coca-Cola HBC AG	88,082	0.0
3,207	Colgate-Palmolive Co.	274,231	0.1
460	Costco Wholesale Corp.	173,319	0.1
232	Danone	15,267	0.0
213 (1)	Darling Ingredients, Inc.	12,286	0.0
499	Energizer Holdings, Inc.	21,048	0.0
3,030	Essity AB	97,624	0.0
962	Estee Lauder Cos., Inc.	256,075	0.1
2,072	Flowers Foods, Inc.	46,889	0.0
1,187 (1)	Herbalife Nutrition Ltd.	57,035	0.0
3,231	Hershey Co.	492,178	0.1
8,385	Imperial Brands PLC	175,872	0.1
952	Ingredion, Inc.	74,894	0.0
10,459	J Sainsbury Plc	32,148	0.0
6,500 (2)	Japan Tobacco, Inc.	132,517	0.1
1,964	Kimberly-Clark Corp.	264,806	0.1
8,403	Koninklijke Ahold
	Delhaize NV	237,058	0.1
5,215	Kroger Co.	165,628	0.1
1,700	Lawson, Inc.	79,111	0.0
540	L'Oreal S.A.	206,037	0.1
900	MEIJI Holdings Co., Ltd.	63,342	0.0
9,981	Mondelez International,
	Inc.	583,589	0.2
4,816 (1)	Monster Beverage Corp.	445,384	0.1
4,290	Nestle SA	507,127	0.2
763	Nu Skin Enterprises,
	Inc.	41,683	0.0
1,331	Orkla ASA	13,513	0.0
7,486	PepsiCo, Inc.	1,110,174	0.3
236	Pernod Ricard SA	45,323	0.0
9,740	Philip Morris
	International, Inc.	806,375	0.2
859 (1)	Pilgrim's Pride Corp.	16,845	0.0
586 (1)	Post Holdings, Inc.	59,192	0.0
3,254	Procter & Gamble Co.	452,761	0.1
1,390	Reckitt Benckiser Group
	PLC	124,064	0.0
5,859 (1)	Sprouts Farmers
	Market, Inc.	117,766	0.0
3,300	Sundrug Co., Ltd.	131,891	0.0
2,481	Swedish Match AB	193,073	0.1
1,000	Toyo Suisan Kaisha Ltd.	48,667	0.0
4,704	Treasury Wine Estates
	Ltd.	34,028	0.0
100	Tsuruha Holdings, Inc.	14,220	0.0
1,296	Tyson Foods, Inc.	83,514	0.0
5,522	Unilever PLC	334,361	0.1
1,903	Walmart, Inc.	274,317	0.1
1,500	Welcia Holdings Co. Ltd.	56,584	0.0
139,000 (3)	WH Group Ltd.	116,559	0.0
		10,269,766	2.8

	Energy: 0.9%
34,977	BP PLC	120,697	0.0
3,959	Chevron Corp.	334,338	0.1
1,386	Cimarex Energy Co.	51,989	0.0
8,371	ConocoPhillips	334,756	0.1

See Accompanying Notes to Financial Statements

2

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2020 (Continued)

Shares		Value	Percentage of Net Assets
4,434	Devon Energy Corp.	$70,102	0.0
44,700	ENEOS Holdings, Inc.	160,549	0.1
4,963 (1)	ENI S.p.A.	51,812	0.0
1,606	EOG Resources, Inc.	80,091	0.0
1,697	EQT Corp.	21,569	0.0
20,613	Equitrans Midstream
	Corp.	165,728	0.0
3,239	Exxon Mobil Corp.	133,512	0.0
2,894	Galp Energia SGPS SA	30,666	0.0
4,078	Kinder Morgan, Inc.	55,746	0.0
1,763	OMV AG	70,419	0.0
4,119	Phillips 66	288,083	0.1
2,463	Pioneer Natural
	Resources Co.	280,511	0.1
14,812	Repsol SA	149,217	0.0
12,875	Royal Dutch Shell PLC -
	Class A	225,781	0.1
6,550	Santos Ltd.	31,720	0.0
6,530	Targa Resources Corp.	172,261	0.1
23,095	TechnipFMC PLC	217,093	0.1
2,561	Total SE	110,538	0.0
7,789	Williams Cos., Inc.	156,169	0.0
6,197	World Fuel Services
	Corp.	193,099	0.1
1,619 (1)	WPX Energy, Inc.	13,195	0.0
		3,519,641	0.9

	Financials: 4.8%
10,239	3i Group PLC	161,950	0.1
4,777 (1),(3)	ABN AMRO Bank NV	46,809	0.0
14,800	AIA Group Ltd.	180,355	0.1
15	Alleghany Corp.	9,055	0.0
1,616	Allianz SE	397,005	0.1
4,704	Allstate Corp.	517,111	0.2
3,413	Ally Financial, Inc.	121,708	0.1
3,164	Ameriprise Financial,
	Inc.	614,860	0.2
1,126	Aon PLC	237,890	0.1
3,714	Assicurazioni Generali
	S.p.A.	65,026	0.0
580	ASX Ltd.	32,188	0.0
5,918	Australia & New
	Zealand Banking Group
	Ltd.	103,850	0.0
2,402	AXA S.A.	57,605	0.0
20,512	Bank Leumi Le-Israel
	BM	121,077	0.0
21,158	Bank of America Corp.	641,299	0.2
638	Bank of Hawaii Corp.	48,884	0.0
2,086	Bank OZK	65,229	0.0
45,264 (1)	Barclays PLC	90,804	0.0
3,748 (1)	Berkshire Hathaway,
	Inc. – Class B	869,049	0.3
649	Blackrock, Inc.	468,279	0.1
3,505 (1)	BNP Paribas	185,036	0.1
24,500	BOC Hong Kong
	Holdings Ltd.	74,265	0.0
4,731 (1)	Brighthouse Financial,
	Inc.	171,286	0.1
399	Brown & Brown, Inc.	18,917	0.0
5,959	CaixaBank SA	15,316	0.0
4,923	Capital One Financial
	Corp.	486,639	0.1
336	CIT Group, Inc.	12,062	0.0
12,973	Citigroup, Inc.	799,915	0.2
2,494	Citizens Financial
	Group, Inc.	89,185	0.0
1,409	CNO Financial Group,
	Inc.	31,322	0.0
6,780 (1)	CNP Assurances	110,154	0.0
2,616	Commerce Bancshares,
	Inc.	171,871	0.1
964	Commonwealth Bank of
	Australia	61,274	0.0
5,721 (1)	Credit Agricole SA	72,324	0.0
16,288	Credit Suisse Group AG	210,292	0.1
693	Deutsche Boerse AG	117,998	0.0
38,939	Direct Line Insurance
	Group PLC	170,308	0.1
472	East West Bancorp, Inc.	23,935	0.0
1,337	Essent Group Ltd.	57,758	0.0
577	Evercore, Inc.	63,262	0.0
97	Factset Research
	Systems, Inc.	32,253	0.0
1,136	Fifth Third Bancorp	31,320	0.0
1,392 (1)	FinecoBank Banca
	Fineco SpA	22,957	0.0
1,269	First American Financial
	Corp.	65,518	0.0
539	Globe Life, Inc.	51,183	0.0
1,744	Hancock Whitney Corp.	59,331	0.0
2,600	Hanover Insurance
	Group, Inc.	303,992	0.1
6,150	Hartford Financial
	Services Group, Inc.	301,227	0.1
2,600	Hong Kong Exchanges
	and Clearing Ltd.	142,615	0.0
40,208 (1)	HSBC Holdings PLC	207,684	0.1
770	Huntington Bancshares,
	Inc.	9,725	0.0
7,641 (1)	ING Groep NV	71,044	0.0
1,217	International
	Bancshares Corp.	45,564	0.0
73,209 (1)	Intesa Sanpaolo SpA	173,044	0.1
1,232	Jefferies Financial
	Group, Inc.	30,307	0.0
14,618	JPMorgan Chase & Co.	1,857,509	0.5
1,008	London Stock Exchange
	Group PLC	124,424	0.0
2,731	LPL Financial Holdings,
	Inc.	284,625	0.1
12,915	M&G PLC	34,860	0.0
1,268	Magellan Financial
	Group Ltd.	52,519	0.0
122	MarketAxess Holdings,
	Inc.	69,608	0.0
53,412	Medibank Pvt Ltd.	123,710	0.0
1,680 (1)	Mediobanca Banca di
	Credito Finanziario SpA	15,551	0.0
8,747	Metlife, Inc.	410,672	0.1
9,508	MGIC Investment Corp.	119,325	0.0
53,300	Mitsubishi UFJ Financial
	Group, Inc.	235,992	0.1
9,100	Mitsubishi UFJ Lease &
	Finance Co., Ltd.	43,697	0.0
448	MSCI, Inc. - Class A	200,045	0.1
2,390	Nasdaq, Inc.	317,249	0.1
2,284	National Australia Bank
	Ltd.	39,819	0.0
86,478 (1)	Natwest Group PLC	197,688	0.1
3,652	Navient Corp.	35,863	0.0
6,679	New Residential
	Investment Corp.	66,389	0.0
6,500	Nomura Holdings, Inc.	34,366	0.0

See Accompanying Notes to Financial Statements

3

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2020 (Continued)

Shares		Value	Percentage of Net Assets
5,149	Old Republic
	International Corp.	$101,487	0.0
5,000	ORIX Corp.	76,921	0.0
2,034	Popular, Inc.	114,555	0.0
11,297 (3)	Poste Italiane SpA	115,554	0.0
607	Primerica, Inc.	81,296	0.0
235	PROG Holdings, Inc.	12,659	0.0
143	Prosperity Bancshares,
	Inc.	9,918	0.0
1,282	Regions Financial Corp.	20,666	0.0
599	Reinsurance Group of
	America, Inc.	69,424	0.0
2,371	S&P Global, Inc.	779,419	0.2
1,272 (1)	SCOR SE	41,259	0.0
1,611	SEI Investments Co.	92,584	0.0
619	Selective Insurance
	Group	41,461	0.0
1,500	Shinsei Bank Ltd.	18,531	0.0
711	Signature Bank	96,191	0.0
6,192 (1)	Skandinaviska Enskilda
	Banken AB	63,762	0.0
2,733	SLM Corp.	33,862	0.0
6,046 (1)	Standard Chartered
	PLC	38,392	0.0
1,459	State Street Corp.	106,186	0.0
4,425	Stifel Financial Corp.	223,286	0.1
7,200	Sumitomo Mitsui
	Financial Group, Inc.	223,187	0.1
5,700	Sumitomo Mitsui Trust
	Holdings, Inc.	175,872	0.1
555	Synchrony Financial	19,264	0.0
1,999	Synovus Financial Corp.	64,708	0.0
9,900	T&D Holdings, Inc.	117,106	0.0
2,653	T. Rowe Price Group,
	Inc.	401,638	0.1
399	Trustmark Corp.	10,897	0.0
1,157	UMB Financial Corp.	79,821	0.0
1,546	Umpqua Holdings Corp.	23,406	0.0
4,476	Unum Group	102,679	0.0
1,462	Webster Financial Corp.	61,623	0.0
22,453	Wells Fargo & Co.	677,632	0.2
1,331	Westpac Banking Corp.	19,807	0.0
620	Willis Towers Watson
	PLC	130,622	0.1
250	Wintrust Financial Corp.	15,273	0.0
977	Zions Bancorp NA	42,441	0.0
492	Zurich Insurance Group
	AG	207,339	0.1
		18,115,555	4.8

	Health Care: 5.2%
49 (1)	10X Genomics, Inc.	6,938	0.0
4,390	Abbott Laboratories	480,661	0.1
2,400	AbbVie, Inc.	257,160	0.1
196 (1)	Acadia
	Pharmaceuticals, Inc.	10,478	0.0
1,583	Agilent Technologies,
	Inc.	187,570	0.1
1,861 (1)	Alexion
	Pharmaceuticals, Inc.	290,763	0.1
212 (1)	Align Technology, Inc.	113,289	0.0
310 (1)	Amedisys, Inc.	90,932	0.0
982	Amgen, Inc.	225,781	0.1
1,639	Anthem, Inc.	526,266	0.2
249 (1)	Arrowhead
	Pharmaceuticals, Inc.	19,106	0.0
13,700	Astellas Pharma, Inc.	212,128	0.1
1,135	AstraZeneca PLC	113,175	0.0
943	Bayer AG	55,553	0.0
371 (1)	Bio-Rad Laboratories,
	Inc.	216,271	0.1
165	Bio-Techne Corp.	52,396	0.0
3,948 (1)	Boston Scientific Corp.	141,931	0.0
12,671	Bristol-Myers Squibb
	Co.	785,982	0.2
437	Cantel Medical Corp.	34,462	0.0
3,394 (1)	Centene Corp.	203,742	0.1
627 (1)	Charles River
	Laboratories
	International, Inc.	156,662	0.1
221	Chemed Corp.	117,707	0.0
2,343	Cigna Corp.	487,766	0.1
276	Cochlear Ltd.	40,273	0.0
630	CSL Ltd.	137,650	0.0
727	CVS Health Corp.	49,654	0.0
150 (1)	DexCom, Inc.	55,458	0.0
167	DiaSorin SpA	34,868	0.0
7,150 (1)	Edwards Lifesciences
	Corp.	652,294	0.2
2,810	Eli Lilly & Co.	474,440	0.1
296 (1)	Emergent Biosolutions,
	Inc.	26,522	0.0
89	Encompass Health
	Corp.	7,359	0.0
3,141 (1)	Exelixis, Inc.	63,040	0.0
1,430	Fisher & Paykel
	Healthcare Corp. Ltd.	33,961	0.0
88 (1)	Genmab A/S	35,683	0.0
13,458	GlaxoSmithKline PLC	246,254	0.1
461 (1)	Globus Medical, Inc.	30,066	0.0
227 (1)	Haemonetics Corp.	26,956	0.0
763 (1)	Halozyme Therapeutics,
	Inc.	32,588	0.0
444	HCA Healthcare, Inc.	73,020	0.0
174 (1)	HealthEquity, Inc.	12,130	0.0
3,005	Hikma Pharmaceuticals
	PLC	103,284	0.0
444	Hill-Rom Holdings, Inc.	43,499	0.0
1,600	Hoya Corp.	221,592	0.1
1,125	Humana, Inc.	461,554	0.1
3,994 (1)	Incyte Corp., Ltd.	347,398	0.1
664	Ipsen SA	54,905	0.0
1,749 (1)	Jazz Pharmaceuticals
	PLC	288,672	0.1
8,484	Johnson & Johnson	1,335,212	0.4
1,475 (1)	Koninklijke Philips NV	79,454	0.0
365 (1)	LHC Group, Inc.	77,862	0.0
73 (1),(2)	Ligand Pharmaceuticals,
	Inc.	7,260	0.0
228	Lonza Group AG	146,870	0.1
364 (1)	Masimo Corp.	97,690	0.0
1,252	McKesson Corp.	217,748	0.1
6,200	Medipal Holdings Corp.	116,593	0.0
304 (1)	Medpace Holdings, Inc.	42,317	0.0
9,758	Medtronic PLC	1,143,052	0.3
11,321	Merck & Co., Inc.	926,058	0.3
445	Merck KGaA	76,323	0.0
606 (1)	Molina Healthcare, Inc.	128,884	0.0
500	Nippon Shinyaku Co.,
	Ltd.	32,820	0.0
2,590	Novartis AG	243,869	0.1
3,525	Novo Nordisk A/S	245,901	0.1
340 (1)	Novocure Ltd.	58,834	0.0
473 (1)	NuVasive, Inc.	26,644	0.0

See Accompanying Notes to Financial Statements

4

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2020 (Continued)

Shares		Value	Percentage of Net Assets
3,300	Olympus Corp.	$72,250	0.0
568	Orion Oyj	26,091	0.0
400 (2)	Otsuka Holdings Co.
	Ltd.	17,139	0.0
1,046	Patterson Cos., Inc.	30,993	0.0
64 (1),(2)	Penumbra, Inc.	11,200	0.0
1,507	Pfizer, Inc.	55,473	0.0
358 (1)	PRA Health Sciences,
	Inc.	44,907	0.0
994 (1)	Prestige Consumer
	Healthcare, Inc.	34,661	0.0
586 (1)	Quidel Corp.	105,275	0.0
847 (1)	Regeneron
	Pharmaceuticals, Inc.	409,194	0.1
56 (1)	Repligen Corp.	10,731	0.0
1,849	Roche Holding AG	644,004	0.2
2,855	Sanofi	276,714	0.1
900	Santen Pharmaceutical
	Co., Ltd.	14,617	0.0
289	Sartorius Stedim
	Biotech	102,809	0.0
300	Shionogi & Co., Ltd.	16,401	0.0
3,365	Smith & Nephew PLC	69,899	0.0
454 (1)	Sonova Holding AG -
	Reg	118,082	0.0
865 (1)	Tenet Healthcare Corp.	34,539	0.0
1,928	Thermo Fisher
	Scientific, Inc.	898,024	0.2
1,722	UCB S.A.	177,877	0.1
301 (1)	United Therapeutics
	Corp.	45,689	0.0
3,976	UnitedHealth Group,
	Inc.	1,394,304	0.4
987 (1)	Veeva Systems, Inc.	268,711	0.1
2,420 (1)	Vertex Pharmaceuticals,
	Inc.	571,943	0.2
77	West Pharmaceutical
	Services, Inc.	21,815	0.0
1,532	Zimmer Biomet
	Holdings, Inc.	236,066	0.1
2,008	Zoetis, Inc.	332,324	0.1
		19,384,962	5.2

	Industrials: 4.2%
1,085	ACS Actividades de
	Construccion y Servicios
	SA	36,047	0.0
2,290	Acuity Brands, Inc.	277,296	0.1
323	Adecco Group AG	21,513	0.0
753	AGCO Corp.	77,627	0.0
7,604	Allison Transmission
	Holdings, Inc.	327,961	0.1
6,800	Amada Co. Ltd.	74,828	0.0
4,206	Ametek, Inc.	508,674	0.1
2,540	AO Smith Corp.	139,243	0.0
32	AP Moller - Maersk A/S
	- Class B	71,208	0.0
814 (1)	ASGN, Inc.	67,993	0.0
3,340	Ashtead Group PLC	157,318	0.1
1,231	Assa Abloy AB	30,421	0.0
2,675	Atlas Copco AB - A
	Shares	137,485	0.1
33,019	Aurizon Holdings Ltd.	99,203	0.0
238 (1)	Avis Budget Group, Inc.	8,877	0.0
240 (1)	Axon Enterprise, Inc.	29,407	0.0
18,108	BAE Systems PLC	120,758	0.0
6,328	Brambles Ltd.	51,904	0.0
244	Brink's Co.	17,568	0.0
1,314 (1)	Builders FirstSource,
	Inc.	53,624	0.0
1,285	Carlisle Cos., Inc.	200,691	0.1
3,426 (1)	Cie de Saint-Gobain	157,569	0.1
11,500	CK Hutchison Holdings
	Ltd.	80,291	0.0
562 (1)	Clean Harbors, Inc.	42,768	0.0
4,242 (1)	Copart, Inc.	539,795	0.2
317 (1)	CoStar Group, Inc.	292,997	0.1
3,999	Crane Co.	310,562	0.1
273	Cummins, Inc.	61,998	0.0
252	Curtiss-Wright Corp.	29,320	0.0
3,400	Dai Nippon Printing Co.,
	Ltd.	61,158	0.0
700	Daikin Industries Ltd.	155,727	0.1
1,263 (1),(2)	Deutsche Lufthansa AG	16,712	0.0
5,009	Deutsche Post AG	248,123	0.1
1,090 (1)	Dycom Industries, Inc.	82,317	0.0
1,969 (1)	Eiffage SA	190,326	0.1
2,218	EMCOR Group, Inc.	202,858	0.1
4,064	Epiroc AB - A Shares	73,862	0.0
917	FedEx Corp.	238,072	0.1
182	Ferguson PLC	22,113	0.0
3,472	Fortive Corp.	245,887	0.1
2,494	Fortune Brands Home &
	Security, Inc.	213,786	0.1
273 (1)	FTI Consulting, Inc.	30,500	0.0
1,215	GEA Group AG	43,457	0.0
70	Geberit AG - Reg	43,818	0.0
792 (1)	Generac Holdings, Inc.	180,109	0.1
7,392	General Electric Co.	79,834	0.0
297	Graco, Inc.	21,488	0.0
14,776	GrafTech International
	Ltd.	157,512	0.0
620	Heico Corp. - HEI	82,088	0.0
1,215	Herman Miller, Inc.	41,067	0.0
3,139	Honeywell International,
	Inc.	667,665	0.2
594	Hubbell, Inc.	93,133	0.0
2,422 (1)	IAA, Inc.	157,382	0.0
902	Intertek Group PLC	69,671	0.0
2,000	Itochu Corp.	57,520	0.0
2,909	ITT, Inc.	224,051	0.1
1,600 (1)	Japan Airlines Co. Ltd.	30,855	0.0
820 (1)	JetBlue Airways Corp.	11,923	0.0
6,809	Johnson Controls
	International plc	317,231	0.1
740	Kansas City Southern	151,056	0.0
705	KION Group AG	61,139	0.0
7,936	Knight-Swift
	Transportation Holdings,
	Inc.	331,884	0.1
2,246	L3Harris Technologies,
	Inc.	424,539	0.1
2,091	Legrand S.A.	187,053	0.1
76	Lennox International,
	Inc.	20,822	0.0
5,300	LIXIL Group Corp.	114,939	0.0
530	Lockheed Martin Corp.	188,139	0.1
487	Manpowergroup, Inc.	43,918	0.0
20,400	Marubeni Corp.	135,913	0.1
7,131	Masco Corp.	391,706	0.1
796 (1),(2)	Mastec, Inc.	54,271	0.0
352 (1)	Middleby Corp.	45,380	0.0
5,200	Mitsubishi Corp.	128,190	0.0

See Accompanying Notes to Financial Statements

5

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2020 (Continued)

Shares		Value	Percentage of Net Assets
898	MSC Industrial Direct
	Co.	$75,782	0.0
900	Nihon M&A Center, Inc.	60,186	0.0
295	Nordson Corp.	59,280	0.0
2,565	nVent Electric PLC	59,739	0.0
472	Old Dominion Freight
	Line	92,125	0.0
2,298	Owens Corning, Inc.	174,096	0.1
371	Parker Hannifin Corp.	101,064	0.0
1,594	Pentair PLC	84,625	0.0
5,371 (1)	Qantas Airways Ltd.	20,140	0.0
868	Quanta Services, Inc.	62,513	0.0
4,561	Regal Beloit Corp.	560,136	0.2
2,806	Republic Services, Inc.	270,218	0.1
1,233	Roper Technologies,
	Inc.	531,534	0.1
2,896	Ryder System, Inc.	178,857	0.1
11,307 (1)	Sandvik AB	278,871	0.1
2,023	Schneider Electric SE	292,377	0.1
2,000	Secom Co., Ltd.	184,503	0.1
811	Siemens AG	116,821	0.0
530	Simpson Manufacturing
	Co., Inc.	49,529	0.0
14,900 (1),(2)	Singapore Airlines Ltd.	48,346	0.0
3,309	SKF AB - B Shares	86,098	0.0
200	SMC Corp.	122,148	0.0
1,200	Sohgo Security Services
	Co., Ltd.	62,250	0.0
6,700	Sumitomo Corp.	88,795	0.0
508 (1)	Sunrun, Inc.	35,245	0.0
8,933 (1)	Sydney Airport	44,217	0.0
2,500	Techtronic Industries
	Co., Ltd.	35,734	0.0
616	Tetra Tech, Inc.	71,320	0.0
1,527	Timken Co.	118,129	0.0
164	Toro Co.	15,554	0.0
1,600	Toshiba Corp.	44,813	0.0
375	Trane Technologies
	PLC	54,435	0.0
1,114	TransUnion	110,531	0.0
135 (1)	Trex Co., Inc.	11,302	0.0
1,844	Union Pacific Corp.	383,958	0.1
647	United Parcel Service,
	Inc. - Class B	108,955	0.0
8,791 (1)	Univar Solutions, Inc.	167,117	0.1
1,184	Waste Management,
	Inc.	139,629	0.0
30	Watsco, Inc.	6,797	0.0
5,409	Werner Enterprises, Inc.	212,141	0.1
2,588	Wolters Kluwer NV	218,341	0.1
64	Woodward, Inc.	7,778	0.0
376 (1)	XPO Logistics, Inc.	44,819	0.0
		15,854,988	4.2

	Information Technology: 8.9%
1,537 (1)	Adobe, Inc.	768,685	0.2
2,482 (1)	Advanced Micro
	Devices, Inc.	227,624	0.1
2,247 (1)	Akamai Technologies,
	Inc.	235,913	0.1
162	Alliance Data Systems
	Corp.	12,004	0.0
5,913	Amdocs Ltd.	419,409	0.1
2,320 (1)	Anaplan, Inc.	166,692	0.1
46,495	Apple, Inc.	6,169,422	1.7
7,670	Applied Materials, Inc.	661,921	0.2
1,683 (1)	Arrow Electronics, Inc.	163,756	0.1
6,700	ASM Pacific Technology
	Ltd.	88,485	0.0
916	ASML Holding NV	443,504	0.1
1,243 (1)	Avalara, Inc.	204,958	0.1
1,211	Avnet, Inc.	42,518	0.0
123	Blackbaud, Inc.	7,080	0.0
2,099	Booz Allen Hamilton
	Holding Corp.	182,991	0.1
1,414 (1)	CACI International, Inc.	352,553	0.1
3,485 (1)	Cadence Design
	Systems, Inc.	475,459	0.1
425	Capgemini SE	66,109	0.0
366 (1)	Ceridian HCM Holding,
	Inc.	39,001	0.0
995 (1)	Check Point Software
	Technologies	132,246	0.0
3,190 (1)	Ciena Corp.	168,592	0.1
525 (1)	Cirrus Logic, Inc.	43,155	0.0
20,163	Cisco Systems, Inc.	902,294	0.2
599	Cognex Corp.	48,091	0.0
821	Cognizant Technology
	Solutions Corp.	67,281	0.0
713 (1)	Commvault Systems,
	Inc.	39,479	0.0
182 (1)	Concentrix Corp.	17,963	0.0
215 (1)	Cree, Inc.	22,769	0.0
415 (1)	CyberArk Software Ltd.	67,060	0.0
14,623 (1)	Dropbox, Inc.	324,484	0.1
2,757	DXC Technology Co.	70,993	0.0
888 (1)	Enphase Energy, Inc.	155,817	0.0
1,170 (1)	Euronet Worldwide, Inc.	169,556	0.1
2,197 (1)	F5 Networks, Inc.	386,540	0.1
116 (1)	Fair Isaac Corp.	59,281	0.0
551 (1)	FireEye, Inc.	12,706	0.0
86 (1)	First Solar, Inc.	8,507	0.0
839 (1)	Fortinet, Inc.	124,617	0.0
200	Fujitsu Ltd.	28,907	0.0
3,454 (1)	GoDaddy, Inc.	286,509	0.1
6,300	Hitachi Ltd.	248,657	0.1
239 (1)	HubSpot, Inc.	94,749	0.0
405 (1)	II-VI, Inc.	30,764	0.0
742	Infineon Technologies
	AG	28,336	0.0
11,661	Intel Corp.	580,951	0.2
2,102	Intuit, Inc.	798,445	0.2
1,400	Itochu Techno-Solutions
	Corp.	49,991	0.0
342 (1),(2)	j2 Global, Inc.	33,410	0.0
3,478	Jabil, Inc.	147,919	0.0
4,767	KBR, Inc.	147,443	0.0
100	Keyence Corp.	56,252	0.0
438 (1)	Keysight Technologies,
	Inc.	57,855	0.0
1,446	KLA Corp.	374,384	0.1
1,351	Lam Research Corp.	638,037	0.2
519	Leidos Holdings, Inc.	54,557	0.0
476	Logitech International
	SA	46,217	0.0
522 (1)	Lumentum Holdings,
	Inc.	49,486	0.0
892	Mastercard, Inc. - Class
	A	318,391	0.1
25,346	Microsoft Corp.	5,637,457	1.5
439	MKS Instruments, Inc.	66,048	0.0
720	Monolithic Power
	Systems, Inc.	263,686	0.1
997 (1)	NCR Corp.	37,457	0.0

See Accompanying Notes to Financial Statements

6

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2020 (Continued)

Shares		Value	Percentage of Net Assets
700	NEC Corp.	$37,597	0.0
275	Nemetschek SE	20,437	0.0
2,406	NetApp, Inc.	159,373	0.1
186 (1)	Nice Ltd.	52,623	0.0
1,752	Nvidia Corp.	914,894	0.3
218 (1)	Okta, Inc.	55,429	0.0
800	Otsuka Corp.	42,198	0.0
728 (1)	Palo Alto Networks, Inc.	258,724	0.1
210 (1)	Paylocity Holding Corp.	43,241	0.0
5,409 (1)	PayPal Holdings, Inc.	1,266,788	0.3
1,550	Perspecta, Inc.	37,324	0.0
1,963 (1)	Proofpoint, Inc.	267,773	0.1
89 (1)	PTC, Inc.	10,645	0.0
2,290 (1)	Pure Storage, Inc. -
	Class A	51,777	0.0
5,659	Qualcomm, Inc.	862,092	0.2
1,950 (1)	Qualys, Inc.	237,647	0.1
600	Rohm Co., Ltd.	58,164	0.0
2,185	Sage Group PLC/The	17,349	0.0
1,427 (1)	Salesforce.com, Inc.	317,550	0.1
1,324	SAP SE	171,482	0.1
344	Science Applications
	International Corp.	32,556	0.0
2,600	Seiko Epson Corp.	38,636	0.0
1,000 (1)	Semtech Corp.	72,090	0.0
180 (1)	ServiceNow, Inc.	99,077	0.0
633 (1)	Silicon Laboratories, Inc.	80,606	0.0
177 (1)	Slack Technologies, Inc.	7,477	0.0
337 (1)	SolarEdge
	Technologies, Inc.	107,543	0.0
6,389	STMicroelectronics NV-
	STM1	236,364	0.1
16,892	Switch, Inc.	276,522	0.1
387 (1),(2)	Synaptics, Inc.	37,307	0.0
3,135	SYNNEX Corp.	255,314	0.1
2,125 (1)	Synopsys, Inc.	550,885	0.2
200	TDK Corp.	30,177	0.0
772 (1),(3)	TeamViewer AG	41,470	0.0
19,784	Telefonaktiebolaget LM
	Ericsson	235,340	0.1
3,390	Teradyne, Inc.	406,427	0.1
2,217	Texas Instruments, Inc.	363,876	0.1
5,300	TIS, Inc.	108,647	0.1
100	Tokyo Electron Ltd.	37,356	0.0
1,400 (1),(2)	Trend Micro, Inc.	80,602	0.0
1,248 (1)	Trimble, Inc.	83,329	0.0
423	Universal Display Corp.	97,205	0.0
2,360	Visa, Inc. - Class A	516,203	0.1
16,013	Vishay Intertechnology,
	Inc.	331,629	0.1
1,351 (1),(2)	VMware, Inc.	189,491	0.1
346 (1)	WEX, Inc.	70,421	0.0
57 (1)	Wix.com Ltd.	14,248	0.0
261 (1)	Workday, Inc.	62,538	0.0
790	Xilinx, Inc.	111,998	0.0
1,700	Yokogawa Electric Corp.	33,907	0.0
		33,117,771	8.9

	Materials: 1.6%
983	Air Products &
	Chemicals, Inc.	268,575	0.1
218	Akzo Nobel NV	23,399	0.0
6,059	Anglo American PLC	200,082	0.1
62	Aptargroup, Inc.	8,487	0.0
1,669 (1)	ArcelorMittal SA	38,170	0.0
1,143	Arkema SA	130,783	0.1
2,122	Ashland Global
	Holdings, Inc.	168,063	0.1
676	Avient Corp.	27,229	0.0
12,129 (1)	Axalta Coating Systems
	Ltd.	346,283	0.1
1,366	BASF SE	107,972	0.0
5,341 (1)	Berry Global Group, Inc.	300,111	0.1
10,796	BHP Group Ltd.	352,755	0.1
7,341	Cabot Corp.	329,464	0.1
1,432	Chemours Co.	35,499	0.0
6,837	Commercial Metals Co.	140,432	0.0
489	Compass Minerals
	International, Inc.	30,181	0.0
5,581	CRH PLC	237,339	0.1
838	Domtar Corp.	26,523	0.0
932	Dow, Inc.	51,726	0.0
2,983	Eastman Chemical Co.	299,135	0.1
875	Evonik Industries AG	28,599	0.0
1,057	FMC Corp.	121,481	0.0
6,422	Fortescue Metals Group
	Ltd.	115,997	0.1
161	Greif, Inc. - Class A	7,548	0.0
483	HeidelbergCement AG	35,962	0.0
324	Huntsman Corp.	8,146	0.0
643	Koninklijke DSM NV	110,577	0.0
4,363	LafargeHolcim Ltd.-CHF	239,475	0.1
705	LANXESS AG	53,615	0.0
1,478	Louisiana-Pacific Corp.	54,937	0.0
717	Minerals Technologies,
	Inc.	44,540	0.0
6,600	Mitsubishi Chemical
	Holdings Corp.	39,985	0.0
800	Mitsui Chemicals, Inc.	23,500	0.0
2,192	Mondi PLC	51,363	0.0
2,490	Newcrest Mining Ltd.	49,695	0.0
34	NewMarket Corp.	13,542	0.0
1,200	Nissan Chemical Corp.	75,245	0.0
1,975	Novozymes A/S	112,496	0.0
124	Reliance Steel &
	Aluminum Co.	14,849	0.0
1,502	Rio Tinto Ltd.	132,088	0.1
3,101	Royal Gold, Inc.	329,822	0.1
4,400	RPM International, Inc.	399,432	0.1
269	Scotts Miracle-Gro Co.	53,569	0.0
197	Sherwin-Williams Co.	144,777	0.1
500	Shin-Etsu Chemical Co.,
	Ltd.	87,758	0.0
2,710	Smurfit Kappa PLC	125,937	0.0
1,365	Steel Dynamics, Inc.	50,328	0.0
18,800	Sumitomo Chemical
	Co., Ltd.	75,779	0.0
848	Symrise AG	112,735	0.0
3,400	Teijin Ltd.	63,982	0.0
2,486	Yara International ASA	103,133	0.0
		6,003,100	1.6

	Real Estate: 1.3%
668	Alexandria Real Estate
	Equities, Inc.	119,051	0.1
2,925	American Homes 4 Rent	87,750	0.0
1,496	American Tower Corp.	335,792	0.1
2,712	Brixmor Property Group,
	Inc.	44,884	0.0
594	Camden Property Trust	59,352	0.0
4,100 (1)	CBRE Group, Inc.	257,152	0.1
18,000	CK Asset Holdings Ltd.	92,104	0.0

See Accompanying Notes to Financial Statements

7

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2020 (Continued)

Shares		Value	Percentage of Net Assets
10,377	Corporate Office
	Properties Trust SBI MD	$270,632	0.1
1,350	Cousins Properties, Inc.	45,225	0.0
157	CyrusOne, Inc.	11,484	0.0
3,300	Daiwa House Industry
	Co., Ltd.	98,118	0.0
295	Duke Realty Corp.	11,791	0.0
620	EastGroup Properties,
	Inc.	85,597	0.0
90	Equinix, Inc.	64,276	0.0
292 (1)	Fastighets AB Balder	15,247	0.0
1,666	First Industrial Realty
	Trust, Inc.	70,188	0.0
5,032	Gaming and Leisure
	Properties, Inc.	213,357	0.1
10	GLP J-Reit	15,780	0.0
12,013	Goodman Group	175,600	0.1
7,974	Highwoods Properties,
	Inc.	316,010	0.1
11,000	Hongkong Land
	Holdings Ltd. - HKHGF	45,432	0.0
2,242	Hudson Pacific
	Properties, Inc.	53,853	0.0
9,298	Invitation Homes, Inc.	276,151	0.1
509	Jones Lang LaSalle, Inc.	75,520	0.0
485	Kilroy Realty Corp.	27,839	0.0
481	Lamar Advertising Co.	40,029	0.0
687	Life Storage, Inc.	82,021	0.0
11,000	Link REIT	99,900	0.0
10,400	Mapletree Logistics
	Trust	15,828	0.0
3,501	Medical Properties
	Trust, Inc.	76,287	0.0
1,100	Mitsubishi Estate Co.,
	Ltd.	17,680	0.0
5,900	Mitsui Fudosan Co., Ltd.	123,543	0.0
328	National Retail
	Properties, Inc.	13,422	0.0
425	Omega Healthcare
	Investors, Inc.	15,436	0.0
816	Outfront Media, Inc.	15,961	0.0
1,170	Physicians Realty Trust	20,826	0.0
867	PotlatchDeltic Corp.	43,367	0.0
1,787	ProLogis, Inc.	178,092	0.1
816	PS Business Parks, Inc.	108,422	0.0
829	Rexford Industrial
	Realty, Inc.	40,712	0.0
1,439	Sabra Healthcare REIT,
	Inc.	24,995	0.0
197	SBA Communications
	Corp.	55,580	0.0
1,720	Service Properties Trust	19,763	0.0
593	Spirit Realty Capital, Inc.	23,821	0.0
4,600	Sumitomo Realty &
	Development Co., Ltd.	142,015	0.1
1,461	Sun Communities, Inc.	221,999	0.1
836	Urban Edge Properties	10,818	0.0
1,816	VEREIT, Inc.	68,627	0.0
8,219	VICI Properties, Inc.	209,584	0.1
2,028	Weingarten Realty
	Investors	43,947	0.0
9,275	Weyerhaeuser Co.	310,991	0.1
		4,891,851	1.3

	Utilities: 1.3%
6,299	AES Corp.	148,027	0.0
2,846	American Water Works
	Co., Inc.	436,776	0.1
3,226	APA Group	24,003	0.0
3,329	Black Hills Corp.	204,567	0.1
11,000	CLP Holdings Ltd.	101,713	0.0
1,798	DTE Energy Co.	218,295	0.1
4,049	Duke Energy Corp.	370,726	0.1
1,801	Enagas	39,621	0.0
36,144	Enel S.p.A.	367,753	0.1
5,530	Entergy Corp.	552,115	0.1
655	Essential Utilities, Inc.	30,975	0.0
5,615	Evergy, Inc.	311,689	0.1
1,469	Exelon Corp.	62,021	0.0
707	Fortum OYJ	17,081	0.0
614	MDU Resources Group,
	Inc.	16,173	0.0
2,619	NextEra Energy, Inc.	202,056	0.1
778	NorthWestern Corp.	45,365	0.0
7,250	OGE Energy Corp.	230,985	0.1
2,800	Osaka Gas Co., Ltd.	57,393	0.0
14,000	Power Assets Holdings
	Ltd.	75,819	0.0
3,163	PPL Corp.	89,197	0.0
3,704	Public Service
	Enterprise Group, Inc.	215,943	0.1
4,237	Red Electrica Corp. SA	86,990	0.0
4,314	RWE AG	182,512	0.1
386	Sempra Energy	49,180	0.0
11,599	Snam SpA	65,506	0.0
626	Southwest Gas
	Holdings, Inc.	38,030	0.0
829	Spire, Inc.	53,089	0.0
1,500	Tokyo Gas Co., Ltd.	34,718	0.0
1,965	UGI Corp.	68,696	0.0
6,250	United Utilities Group
	PLC	76,444	0.0
4,163	Veolia Environnement	102,648	0.1
15,127	Vistra Corp.	297,397	0.1
		4,873,503	1.3

	Total Common Stock
	(Cost $117,796,487)	147,609,942	39.5

EXCHANGE-TRADED FUNDS: 28.9%
45,473	iShares 20+ Year
	Treasury Bond ETF	7,172,456	1.9
243,549	iShares Core MSCI
	Emerging Markets ETF	15,109,780	4.0
1,219	iShares MSCI EAFE
	ETF	88,938	0.0
18,969 (2)	iShares Russell 2000
	ETF	3,719,062	1.0
179,849	SPDR S&P 500 ETF
	Trust	67,241,944	18.0
124,536 (2)	Vanguard Value ETF	14,814,803	4.0

	Total Exchange-Traded
	Funds
	(Cost $88,218,712)	108,146,983	28.9

MUTUAL FUNDS: 10.4%
	Affiliated Investment Companies: 10.4%
124,833	Voya Emerging Markets
	Local Currency Debt
	Fund - Class P	895,049	0.3
179,863	Voya Floating Rate
	Fund - Class P	1,611,575	0.4

See Accompanying Notes to Financial Statements

8

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2020 (Continued)

Shares		Value	Percentage of Net Assets
3,943,363	Voya High Yield Bond
	Fund - Class P	$31,783,502	8.5
462,848	Voya Short Term Bond
	Fund - Class R6	4,628,482	1.2

	Total Mutual Funds
	(Cost $36,851,751)	38,918,608	10.4

PREFERRED STOCK: 0.0%
	Consumer Discretionary: 0.0%
214	Volkswagen AG	39,993	0.0

	Total Preferred Stock
	(Cost $32,979)	39,993	0.0

RIGHTS: 0.0%
	Energy: 0.0%
14,812 (1)	Repsol SA	5,079	0.0

	Total Rights
	(Cost $5,231)	5,079	0.0

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 6.6%
	Basic Materials: 0.1%
10,000 (3)	Anglo American Capital
	PLC, 3.625%,
	09/11/2024	$10,888	0.0
12,000 (3)	Anglo American Capital
	PLC, 5.625%,
	04/01/2030	15,303	0.0
25,000	Dow Chemical Co.,
	4.375%, 11/15/2042	30,642	0.0
34,000	Dow Chemical Co/The,
	2.100%, 11/15/2030	34,896	0.0
33,000	Dow Chemical Co/The,
	3.600%, 11/15/2050	37,079	0.0
5,000	FMC Corp., 3.450%,
	10/01/2029	5,711	0.0
35,000 (3)	Georgia-Pacific LLC,
	2.300%, 04/30/2030	37,446	0.0
20,000	International Paper Co.,
	4.400%, 08/15/2047	26,189	0.0
42,000	Mosaic Co/The, 5.450%,
	11/15/2033	52,307	0.1
13,000 (3)	Newcrest Finance Pty
	Ltd., 3.250%,
	05/13/2030	14,380	0.0
10,000 (3)	Newcrest Finance Pty
	Ltd., 4.200%,
	05/13/2050	12,257	0.0
3,000	Newmont Corp.,
	3.700%, 03/15/2023	3,175	0.0
15,000	Nutrien Ltd., 2.950%,
	05/13/2030	16,520	0.0
13,000	Nutrien Ltd., 3.950%,
	05/13/2050	15,900	0.0
21,000	Steel Dynamics, Inc.,
	1.650%, 10/15/2027	21,668	0.0
15,000	Steel Dynamics, Inc.,
	2.400%, 06/15/2025	15,956	0.0
29,000	Steel Dynamics, Inc.,
	3.250%, 10/15/2050	30,348	0.0
		380,665	0.1

	Communications: 0.8%
40,000	Alphabet, Inc., 1.900%,
	08/15/2040	39,260	0.0
29,000	Amazon.com, Inc.,
	2.500%, 06/03/2050	30,091	0.0
49,000	Amazon.com, Inc.,
	2.700%, 06/03/2060	52,465	0.0
37,000	AT&T, Inc., 1.650%,
	02/01/2028	37,783	0.0
191,000	AT&T, Inc., 2.750%,
	06/01/2031	204,227	0.1
51,000	AT&T, Inc., 3.100%,
	02/01/2043	51,744	0.0
20,000	AT&T, Inc., 3.500%,
	06/01/2041	21,594	0.0
165,000 (3)	AT&T, Inc., 3.650%,
	09/15/2059	165,823	0.1
16,000	AT&T, Inc., 4.500%,
	05/15/2035	19,422	0.0
10,000	Booking Holdings, Inc.,
	4.100%, 04/13/2025	11,350	0.0
25,000	Booking Holdings, Inc.,
	4.625%, 04/13/2030	31,084	0.0
50,000	Charter
	Communications
	Operating LLC / Charter
	Communications
	Operating Capital,
	4.464%, 07/23/2022	52,725	0.0
10,000	Charter
	Communications
	Operating LLC / Charter
	Communications
	Operating Capital,
	4.800%, 03/01/2050	11,952	0.0
72,000	Charter
	Communications
	Operating LLC / Charter
	Communications
	Operating Capital,
	4.908%, 07/23/2025	83,703	0.0
251,000	Comcast Corp., 1.950%,
	01/15/2031	258,333	0.1
38,000	Comcast Corp., 2.650%,
	02/01/2030	41,543	0.0
60,000	Comcast Corp., 3.900%,
	03/01/2038	73,423	0.0
78,000	Comcast Corp., 3.950%,
	10/15/2025	89,652	0.0
40,000	Comcast Corp., 3.999%,
	11/01/2049	50,447	0.0
25,000	Comcast Corp., 4.600%,
	10/15/2038	32,943	0.0
15,000	Corning, Inc., 5.450%,
	11/15/2079	20,593	0.0
27,000	Discovery
	Communications LLC,
	2.950%, 03/20/2023	28,463	0.0
25,000	Discovery
	Communications LLC,
	5.200%, 09/20/2047	32,568	0.0
51,000	Fox Corp., 3.500%,
	04/08/2030	57,992	0.0
40,000	Interpublic Group of
	Cos, Inc./The, 3.750%,
	10/01/2021	41,008	0.0

See Accompanying Notes to Financial Statements

9

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2020 (Continued)

Principal Amount†		Value	Percentage of Net Assets
21,000	Interpublic Group of
	Cos., Inc., 4.200%,
	04/15/2024	$23,377	0.0
120,000 (3)	NBCUniversal
	Enterprise, Inc., 5.250%,
	12/31/2199	122,550	0.1
200,000 (3)	Tencent Holdings Ltd.,
	2.985%, 01/19/2023	208,239	0.1
25,000	Time Warner Cable
	LLC, 5.875%,
	11/15/2040	33,434	0.0
18,000 (3)	T-Mobile USA, Inc.,
	2.050%, 02/15/2028	18,745	0.0
33,000 (3)	T-Mobile USA, Inc.,
	3.300%, 02/15/2051	34,013	0.0
21,000 (3)	T-Mobile USA, Inc.,
	3.600%, 11/15/2060	22,330	0.0
309,000 (3)	T-Mobile USA, Inc.,
	3.875%, 04/15/2030	358,211	0.1
158,000	Verizon
	Communications, Inc.,
	2.650%, 11/20/2040	159,798	0.1
30,000	Verizon
	Communications, Inc.,
	2.875%, 11/20/2050	30,256	0.0
12,000 (3)	Verizon
	Communications, Inc.,
	2.987%, 10/30/2056	12,080	0.0
17,000	Verizon
	Communications, Inc.,
	3.000%, 11/20/2060	17,118	0.0
5,000	Verizon
	Communications, Inc.,
	4.000%, 03/22/2050	6,066	0.0
80,000	Verizon
	Communications, Inc.,
	4.812%, 03/15/2039	104,373	0.1
5,000	ViacomCBS, Inc.,
	4.950%, 01/15/2031	6,269	0.0
40,000	ViacomCBS, Inc.,
	5.500%, 05/15/2033	51,783	0.0
8,000	Walt Disney Co/The,
	2.000%, 09/01/2029	8,363	0.0
19,000	Walt Disney Co/The,
	3.500%, 05/13/2040	22,335	0.0
12,000	Walt Disney Co/The,
	3.800%, 05/13/2060	15,247	0.0
39,000	Walt Disney Co/The,
	4.750%, 11/15/2046	53,027	0.0
		2,847,802	0.8

	Consumer, Cyclical: 0.2%
31,000 (3)	Alaska Airlines 2020-1
	Class A Pass Through
	Trust, 4.800%,
	02/15/2029	34,243	0.0
90,000 (3)	BMW US Capital LLC,
	3.450%, 04/12/2023	95,965	0.1
19,000 (3)	British Airways 2020-1
	Class A Pass Through
	Trust, 4.250%,
	05/15/2034	20,350	0.0
15,772	Continental Airlines
	2012-1 Class A Pass
	Through Trust, 4.150%,
	10/11/2025	15,907	0.0
20,000	Cummins, Inc., 2.600%,
	09/01/2050	20,433	0.0
19,972	Delta Air Lines 2002-1
	Class G-1 Pass Through
	Trust, 6.718%,
	07/02/2024	20,538	0.0
12,413	Delta Air Lines 2020-1
	Class A Pass Through
	Trust, 2.500%,
	12/10/2029	11,833	0.0
10,000 (3)	Delta Air Lines, Inc. /
	SkyMiles IP Ltd.,
	4.500%, 10/20/2025	10,692	0.0
11,000 (3)	Delta Air Lines, Inc. /
	SkyMiles IP Ltd.,
	4.750%, 10/20/2028	12,016	0.0
25,000	General Motors Co.,
	5.400%, 04/01/2048	31,485	0.0
17,000	General Motors Co.,
	6.125%, 10/01/2025	20,633	0.0
25,000	General Motors
	Financial Co., Inc.,
	3.950%, 04/13/2024	27,238	0.0
25,000	General Motors
	Financial Co., Inc.,
	4.350%, 01/17/2027	28,487	0.0
18,000	General Motors
	Financial Co., Inc.,
	5.200%, 03/20/2023	19,744	0.0
33,000 (3)	Harley-Davidson
	Financial Services, Inc.,
	3.350%, 06/08/2025	35,767	0.0
12,000	Lowe's Cos, Inc.,
	1.700%, 10/15/2030	12,129	0.0
34,000	Lowe's Cos, Inc.,
	4.050%, 05/03/2047	42,564	0.0
30,000	McDonald's Corp.,
	4.450%, 09/01/2048	39,274	0.0
17,000	Ralph Lauren Corp.,
	1.700%, 06/15/2022	17,312	0.0
29,000	TJX Cos, Inc./The,
	1.150%, 05/15/2028	29,163	0.0
24,000	TJX Cos, Inc./The,
	1.600%, 05/15/2031	24,373	0.0
27,000	Toyota Motor Credit
	Corp., 2.150%,
	02/13/2030	29,015	0.0
48,819	United Airlines 2016-1
	Class AA Pass Through
	Trust, 3.100%,
	01/07/2030	49,585	0.0
63,106	United Airlines 2016-2
	Class AA Pass Through
	Trust, 2.875%,
	04/07/2030	63,640	0.1
35,000	WW Grainger, Inc.,
	1.850%, 02/15/2025	36,877	0.0
		749,263	0.2

	Consumer, Non-cyclical: 1.0%
43,000	AbbVie, Inc., 2.600%,
	11/21/2024	46,120	0.0
200,000	AbbVie, Inc., 2.950%,
	11/21/2026	221,411	0.1
12,000	AbbVie, Inc., 4.050%,
	11/21/2039	14,517	0.0

See Accompanying Notes to Financial Statements

10

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2020 (Continued)

Principal Amount†		Value	Percentage of Net Assets
25,000	AbbVie, Inc., 4.300%,
	05/14/2036	$30,816	0.0
33,000	AbbVie, Inc., 4.400%,
	11/06/2042	41,442	0.0
71,000	AbbVie, Inc., 4.500%,
	05/14/2035	89,239	0.1
30,000	AbbVie, Inc., 4.625%,
	10/01/2042	38,173	0.0
42,000	Aetna, Inc., 2.800%,
	06/15/2023	44,217	0.0
30,000	Aetna, Inc., 4.500%,
	05/15/2042	36,986	0.0
23,000	Aetna, Inc., 6.625%,
	06/15/2036	33,858	0.0
19,000 (3)	Alcon Finance Corp.,
	2.600%, 05/27/2030	20,260	0.0
48,000	Altria Group, Inc.,
	4.400%, 02/14/2026	55,743	0.0
56,000	Altria Group, Inc.,
	4.450%, 05/06/2050	66,322	0.0
45,000	Altria Group, Inc.,
	4.800%, 02/14/2029	53,996	0.0
20,000	Altria Group, Inc.,
	5.800%, 02/14/2039	26,352	0.0
40,000	Amgen, Inc., 4.950%,
	10/01/2041	54,192	0.0
97,000	Anheuser-Busch Cos
	LLC / Anheuser-Busch
	InBev Worldwide, Inc.,
	4.700%, 02/01/2036	123,172	0.1
75,000	Anheuser-Busch Cos
	LLC / Anheuser-Busch
	InBev Worldwide, Inc.,
	4.900%, 02/01/2046	97,914	0.1
15,000	Anheuser-Busch InBev
	Worldwide, Inc.,
	5.450%, 01/23/2039	20,277	0.0
25,000	Anthem, Inc., 3.500%,
	08/15/2024	27,440	0.0
50,000	Anthem, Inc., 5.100%,
	01/15/2044	69,449	0.0
102,000	BAT Capital Corp.,
	2.259%, 03/25/2028	105,973	0.1
17,000	BAT Capital Corp.,
	2.726%, 03/25/2031	17,628	0.0
17,000	BAT Capital Corp.,
	3.734%, 09/25/2040	17,769	0.0
50,000	Becton Dickinson and
	Co., 2.894%,
	06/06/2022	51,691	0.0
15,000	Becton Dickinson and
	Co., 3.363%,
	06/06/2024	16,311	0.0
17,000	Becton Dickinson and
	Co., 3.794%,
	05/20/2050	20,213	0.0
18,000	Bristol-Myers Squibb
	Co., 1.450%,
	11/13/2030	18,096	0.0
18,000	Bristol-Myers Squibb
	Co., 2.550%,
	11/13/2050	18,433	0.0
50,000	Bristol-Myers Squibb
	Co., 3.875%,
	08/15/2025	57,105	0.0
30,000	Bristol-Myers Squibb
	Co., 4.125%,
	06/15/2039	38,311	0.0
55,000	Cardinal Health, Inc.,
	3.079%, 06/15/2024	59,222	0.0
48,000 (3)	Cargill, Inc., 3.875%,
	05/23/2049	58,772	0.0
19,000	Cigna Corp., 4.800%,
	08/15/2038	24,770	0.0
10,000	Cigna Corp., 4.800%,
	07/15/2046	13,192	0.0
100,000	Cigna Corp., 4.900%,
	12/15/2048	137,520	0.1
40,000	Coca-Cola Co/The,
	2.500%, 06/01/2040	42,608	0.0
28,000	Coca-Cola Co/The,
	2.750%, 06/01/2060	30,266	0.0
30,000	CVS Health Corp.,
	2.700%, 08/21/2040	30,396	0.0
5,000	CVS Health Corp.,
	3.875%, 07/20/2025	5,669	0.0
7,000	CVS Health Corp.,
	4.125%, 04/01/2040	8,369	0.0
5,000	CVS Health Corp.,
	4.780%, 03/25/2038	6,317	0.0
135,000	CVS Health Corp.,
	5.050%, 03/25/2048	182,978	0.1
45,000	DENTSPLY SIRONA,
	Inc., 3.250%,
	06/01/2030	50,151	0.0
12,000	Diageo Capital PLC,
	2.125%, 04/29/2032	12,687	0.0
31,000	Eli Lilly and Co.,
	2.500%, 09/15/2060	31,631	0.0
6,000	Equifax, Inc., 2.600%,
	12/15/2025	6,487	0.0
25,000	General Mills, Inc.,
	4.000%, 04/17/2025	28,273	0.0
14,000	Gilead Sciences, Inc.,
	0.750%, 09/29/2023	14,043	0.0
11,000	Gilead Sciences, Inc.,
	2.800%, 10/01/2050	10,942	0.0
12,000	Gilead Sciences, Inc.,
	3.500%, 02/01/2025	13,261	0.0
25,000	Global Payments, Inc.,
	2.650%, 02/15/2025	26,783	0.0
75,000	Global Payments, Inc.,
	3.200%, 08/15/2029	83,338	0.1
200,000	HCA, Inc., 4.500%,
	02/15/2027	232,738	0.1
22,000	HCA, Inc., 5.250%,
	04/15/2025	25,699	0.0
9,000	HCA, Inc., 5.250%,
	06/15/2049	11,888	0.0
18,000 (3)	Health Care Service
	Corp. A Mutual Legal
	Reserve Co., 1.500%,
	06/01/2025	18,483	0.0
8,000 (3)	Health Care Service
	Corp. A Mutual Legal
	Reserve Co., 3.200%,
	06/01/2050	8,662	0.0
80,000	Humana, Inc., 3.125%,
	08/15/2029	88,417	0.1
35,000	Humana, Inc., 4.500%,
	04/01/2025	40,227	0.0

See Accompanying Notes to Financial Statements

11

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2020 (Continued)

Principal Amount†		Value	Percentage of Net Assets
15,000	Johnson & Johnson,
	0.550%, 09/01/2025	$15,071	0.0
15,000	Johnson & Johnson,
	0.950%, 09/01/2027	15,077	0.0
18,000	Johnson & Johnson,
	2.100%, 09/01/2040	18,152	0.0
18,000	Johnson & Johnson,
	2.250%, 09/01/2050	18,107	0.0
36,000	Johnson & Johnson,
	2.450%, 09/01/2060	37,434	0.0
25,000	Kaiser Foundation
	Hospitals, 3.266%,
	11/01/2049	28,721	0.0
5,000	Keurig Dr Pepper, Inc.,
	4.417%, 05/25/2025	5,767	0.0
23,000	Kroger Co/The, 5.150%,
	08/01/2043	31,555	0.0
17,000	Laboratory Corp. of
	America Holdings,
	3.250%, 09/01/2024	18,509	0.0
10,000	Laboratory Corp. of
	America Holdings,
	4.000%, 11/01/2023	10,894	0.0
25,000 (2),(3)	Mars, Inc., 0.875%,
	07/16/2026	25,109	0.0
75,000 (3)	Mars, Inc., 2.375%,
	07/16/2040	76,875	0.0
42,000 (3)	Mars, Inc., 4.125%,
	04/01/2054	55,599	0.0
32,000	McKesson Corp.,
	0.900%, 12/03/2025	32,184	0.0
18,000	Medtronic, Inc., 4.375%,
	03/15/2035	24,248	0.0
35,000	Mylan, Inc., 5.200%,
	04/15/2048	46,193	0.0
14,000	Pfizer, Inc., 2.550%,
	05/28/2040	14,972	0.0
13,000	Pfizer, Inc., 2.700%,
	05/28/2050	13,977	0.0
19,000	Philip Morris
	International, Inc.,
	4.375%, 11/15/2041	23,751	0.0
17,000	Quest Diagnostics, Inc.,
	2.800%, 06/30/2031	18,652	0.0
40,000	Regeneron
	Pharmaceuticals, Inc.,
	1.750%, 09/15/2030	39,436	0.0
10,000	RELX Capital, Inc.,
	3.000%, 05/22/2030	11,112	0.0
12,000	Reynolds American,
	Inc., 5.850%,
	08/15/2045	15,356	0.0
6,000	Reynolds American,
	Inc., 6.150%,
	09/15/2043	7,774	0.0
11,000 (3)	Royalty Pharma PLC,
	1.200%, 09/02/2025	11,178	0.0
14,000 (3)	Royalty Pharma PLC,
	1.750%, 09/02/2027	14,417	0.0
25,000 (3)	Royalty Pharma PLC,
	3.300%, 09/02/2040	26,325	0.0
13,000	S&P Global, Inc.,
	2.300%, 08/15/2060	12,373	0.0
28,000	Smith & Nephew PLC,
	2.032%, 10/14/2030	28,532	0.0
27,000	Sysco Corp., 5.950%,
	04/01/2030	35,514	0.0
19,000	UnitedHealth Group,
	Inc., 3.500%,
	08/15/2039	22,604	0.0
13,000	UnitedHealth Group,
	Inc., 3.875%,
	08/15/2059	16,832	0.0
25,000	UnitedHealth Group,
	Inc., 4.200%,
	01/15/2047	33,076	0.0
66,000 (3)	Viatris, Inc., 3.850%,
	06/22/2040	74,495	0.0
20,000 (3)	Viatris, Inc., 4.000%,
	06/22/2050	22,915	0.0
		3,780,001	1.0

	Energy: 0.6%
18,000	BP Capital Markets
	America, Inc., 1.749%,
	08/10/2030	18,074	0.0
15,000	BP Capital Markets
	America, Inc., 2.939%,
	06/04/2051	15,317	0.0
48,000	BP Capital Markets
	America, Inc., 3.216%,
	11/28/2023	51,507	0.0
75,000	BP Capital Markets
	America, Inc., 3.224%,
	04/14/2024	81,137	0.1
50,000	BP Capital Markets
	PLC, 4.742%,
	03/11/2021	50,407	0.0
28,000 (4)	BP Capital Markets
	PLC, 4.875%,
	12/31/2199	31,310	0.0
8,000	Burlington Resources
	LLC, 5.950%,
	10/15/2036	11,320	0.0
10,000	Canadian Natural
	Resources Ltd., 6.750%,
	02/01/2039	13,868	0.0
30,000	Cheniere Corpus Christi
	Holdings LLC, 3.700%,
	11/15/2029	33,442	0.0
26,000	Diamondback Energy,
	Inc., 2.875%,
	12/01/2024	27,350	0.0
30,000	Diamondback Energy,
	Inc., 3.250%,
	12/01/2026	32,065	0.0
30,000	Diamondback Energy,
	Inc., 3.500%,
	12/01/2029	32,082	0.0
10,000	Diamondback Energy,
	Inc., 4.750%,
	05/31/2025	11,267	0.0
200,000	Empresa Nacional del
	Petroleo, 3.750%,
	08/05/2026	218,857	0.1
6,000	Enable Midstream
	Partners L.P., 4.150%,
	09/15/2029	5,976	0.0
38,000 (4)	Enbridge, Inc., 5.750%,
	07/15/2080	42,839	0.0
5,000	Energy Transfer
	Operating L.P., 4.900%,
	03/15/2035	5,514	0.0

See Accompanying Notes to Financial Statements

12

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2020 (Continued)

Principal Amount†		Value	Percentage of Net Assets
60,000	Energy Transfer
	Operating L.P., 5.300%,
	04/15/2047	$67,008	0.0
25,000	Enterprise Products
	Operating LLC, 3.750%,
	02/15/2025	28,017	0.0
50,000 (4)	Enterprise Products
	Operating LLC, 4.875%,
	08/16/2077	48,373	0.0
11,000	EOG Resources, Inc.,
	4.950%, 04/15/2050	14,923	0.0
10,000	Exxon Mobil Corp.,
	4.227%, 03/19/2040	12,455	0.0
2,000	Halliburton Co., 3.500%,
	08/01/2023	2,138	0.0
2,000	Halliburton Co., 3.800%,
	11/15/2025	2,244	0.0
10,000	Halliburton Co., 4.850%,
	11/15/2035	11,674	0.0
20,000	Hess Corp., 5.600%,
	02/15/2041	24,408	0.0
200,000 (3)	KazMunayGas National
	Co. JSC, 4.750%,
	04/24/2025	228,500	0.1
23,000	Marathon Petroleum
	Corp., 4.700%,
	05/01/2025	26,369	0.0
20,000	Marathon Petroleum
	Corp., 5.125%,
	04/01/2024	20,348	0.0
25,000	Marathon Petroleum
	Corp., 5.000%,
	09/15/2054	28,336	0.0
20,000	MPLX L.P., 1.750%,
	03/01/2026	20,708	0.0
14,000	MPLX L.P., 2.650%,
	08/15/2030	14,688	0.0
20,000	MPLX L.P., 5.250%,
	01/15/2025	20,525	0.0
3,000	Noble Energy, Inc.,
	3.250%, 10/15/2029	3,446	0.0
28,000	Noble Energy, Inc.,
	4.950%, 08/15/2047	39,812	0.0
10,000	ONEOK, Inc., 2.200%,
	09/15/2025	10,436	0.0
200,000 (3)	Petroleos del Peru SA,
	4.750%, 06/19/2032	229,916	0.1
200,000	Petroleos Mexicanos,
	6.500%, 03/13/2027	210,988	0.1
10,000	Phillips 66, 0.900%,
	02/15/2024	10,033	0.0
39,000	Pioneer Natural
	Resources Co., 1.900%,
	08/15/2030	38,661	0.0
50,000	Plains All American
	Pipeline L.P. / PAA
	Finance Corp., 3.550%,
	12/15/2029	52,397	0.0
15,000	Plains All American
	Pipeline L.P. / PAA
	Finance Corp., 3.800%,
	09/15/2030	16,136	0.0
25,000	Plains All American
	Pipeline L.P. / PAA
	Finance Corp., 4.500%,
	12/15/2026	28,016	0.0
50,000	Plains All American
	Pipeline L.P. / PAA
	Finance Corp., 4.650%,
	10/15/2025	55,922	0.0
15,000	Sabine Pass
	Liquefaction LLC,
	4.200%, 03/15/2028	17,220	0.0
16,000	Sabine Pass
	Liquefaction LLC,
	5.000%, 03/15/2027	18,873	0.0
19,000 (3)	Schlumberger Holdings
	Corp., 4.000%,
	12/21/2025	21,614	0.0
125,000	Shell International
	Finance BV, 3.250%,
	05/11/2025	138,611	0.1
25,000	Shell International
	Finance BV, 4.125%,
	05/11/2035	31,288	0.0
9,000	Sunoco Logistics
	Partners Operations
	L.P., 4.250%,
	04/01/2024	9,748	0.0
30,000	Total Capital
	International SA,
	2.986%, 06/29/2041	32,838	0.0
33,000	Total Capital
	International SA,
	3.127%, 05/29/2050	35,801	0.0
9,000	Transcontinental Gas
	Pipe Line Co. LLC,
	3.250%, 05/15/2030	10,100	0.0
16,000	Valero Energy Corp.,
	2.850%, 04/15/2025	17,048	0.0
30,000	Williams Cos, Inc./The,
	4.000%, 09/15/2025	34,090	0.0
8,000	Williams Cos, Inc./The,
	5.400%, 03/04/2044	9,895	0.0
23,000	Williams Partners L.P.,
	3.600%, 03/15/2022	23,753	0.0
21,000	Williams Partners L.P.,
	3.750%, 06/15/2027	23,966	0.0
		2,373,654	0.6

	Financial: 2.5%
200,000 (3)	ABN AMRO Bank NV,
	4.750%, 07/28/2025	230,625	0.1
13,000	American International
	Group, Inc., 3.875%,
	01/15/2035	15,621	0.0
10,000	American International
	Group, Inc., 4.375%,
	01/15/2055	12,868	0.0
50,000	American International
	Group, Inc., 4.500%,
	07/16/2044	64,058	0.0
2,000	American International
	Group, Inc., 4.750%,
	04/01/2048	2,669	0.0
17,000	American International
	Group, Inc., 4.800%,
	07/10/2045	22,501	0.0
12,000 (4)	American International
	Group, Inc., 5.750%,
	04/01/2048	13,747	0.0
21,000	Arch Capital Group Ltd.,
	3.635%, 06/30/2050	24,486	0.0

See Accompanying Notes to Financial Statements

13

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2020 (Continued)

Principal Amount†		Value	Percentage of Net Assets
41,000	Assurant, Inc., 3.700%,
	02/22/2030	$45,773	0.0
78,000 (3)	Athene Global Funding,
	2.550%, 11/19/2030	78,115	0.0
40,000 (3)	Athene Global Funding,
	2.800%, 05/26/2023	41,772	0.0
25,000 (3)	Athene Global Funding,
	2.950%, 11/12/2026	26,843	0.0
17,000	AvalonBay
	Communities, Inc.,
	2.450%, 01/15/2031	18,305	0.0
8,000 (3)	Aviation Capital Group
	LLC, 3.875%,
	05/01/2023	8,341	0.0
6,000 (3)	Aviation Capital Group
	LLC, 4.375%,
	01/30/2024	6,337	0.0
36,000 (3)	Aviation Capital Group
	LLC, 5.500%,
	12/15/2024	39,883	0.0
200,000	Banco Santander SA,
	2.746%, 05/28/2025	213,684	0.1
63,000 (4)	Bank of America Corp.,
	0.981%, 09/25/2025	63,721	0.0
36,000 (4)	Bank of America Corp.,
	1.197%, 10/24/2026	36,488	0.0
175,000 (4)	Bank of America Corp.,
	1.898%, 07/23/2031	176,861	0.1
26,000 (4)	Bank of America Corp.,
	1.922%, 10/24/2031	26,352	0.0
105,000 (4)	Bank of America Corp.,
	2.496%, 02/13/2031	111,547	0.0
8,000 (4)	Bank of America Corp.,
	2.592%, 04/29/2031	8,580	0.0
73,000 (4)	Bank of America Corp.,
	2.676%, 06/19/2041	76,174	0.0
60,000 (4)	Bank of America Corp.,
	3.593%, 07/21/2028	68,175	0.0
20,000	Bank of America Corp.,
	3.950%, 04/21/2025	22,554	0.0
18,000 (4)	Bank of America Corp.,
	3.970%, 03/05/2029	20,996	0.0
40,000 (4)	Bank of America Corp.,
	4.078%, 04/23/2040	49,252	0.0
13,000 (4)	Bank of America Corp.,
	4.083%, 03/20/2051	16,436	0.0
79,000	Bank of America Corp.,
	4.125%, 01/22/2024	87,753	0.0
103,000	Bank of America Corp.,
	4.183%, 11/25/2027	119,553	0.1
75,000 (4)	Bank of America Corp.,
	4.271%, 07/23/2029	89,326	0.0
6,000 (4)	Bank of America Corp.,
	5.125%, 12/31/2199	6,348	0.0
50,000 (4)	Bank of Montreal,
	3.803%, 12/15/2032	56,692	0.0
25,000 (4)	Bank of New York
	Mellon Corp./The,
	3.700%, 12/31/2199	25,960	0.0
25,000	Bank of Nova
	Scotia/The, 2.200%,
	02/03/2025	26,574	0.0
21,000	Bank of Nova
	Scotia/The, 2.700%,
	08/03/2026	23,166	0.0
34,000 (4)	Bank of Nova
	Scotia/The, 4.900%,
	12/31/2199	36,896	0.0
80,000 (3)	Barclays Bank PLC,
	10.179%, 06/12/2021	83,211	0.0
200,000 (4)	Barclays PLC, 1.007%,
	12/10/2024	201,454	0.1
17,000	Berkshire Hathaway
	Finance Corp., 1.450%,
	10/15/2030	17,234	0.0
11,000	Berkshire Hathaway
	Finance Corp., 2.850%,
	10/15/2050	11,808	0.0
45,000	Berkshire Hathaway
	Finance Corp., 4.250%,
	01/15/2049	59,781	0.0
200,000 (3),(4)	BNP Paribas SA,
	2.219%, 06/09/2026	209,416	0.1
22,000	Boston Properties L.P.,
	3.250%, 01/30/2031	24,283	0.0
206,000 (3)	BPCE SA, 5.700%,
	10/22/2023	233,296	0.1
23,000	Brookfield Finance LLC,
	3.450%, 04/15/2050	24,439	0.0
14,000	Brookfield Finance, Inc.,
	4.350%, 04/15/2030	16,783	0.0
35,000	Canadian Imperial Bank
	of Commerce, 2.250%,
	01/28/2025	37,207	0.0
15,000	Capital One Financial
	Corp., 3.650%,
	05/11/2027	17,197	0.0
22,000	Capital One Financial
	Corp., 3.750%,
	03/09/2027	25,118	0.0
30,000	Charles Schwab
	Corp./The, 1.650%,
	03/11/2031	30,306	0.0
20,000 (4)	Charles Schwab
	Corp./The, 5.375%,
	12/31/2199	22,325	0.0
20,000 (4)	Citigroup, Inc., 1.678%,
	05/15/2024	20,613	0.0
15,000 (4)	Citigroup, Inc., 2.572%,
	06/03/2031	15,992	0.0
45,000	Citigroup, Inc., 5.500%,
	09/13/2025	54,137	0.0
9,000	Columbia Property Trust
	Operating Partnership
	L.P., 3.650%,
	08/15/2026	9,419	0.0
5,000	Columbia Property Trust
	Operating Partnership
	L.P., 4.150%,
	04/01/2025	5,278	0.0
260,000	Cooperatieve Rabobank
	UA, 4.375%, 08/04/2025	296,859	0.1
250,000 (3),(4)	Credit Suisse Group
	AG, 2.193%, 06/05/2026	261,485	0.1
26,000 (3),(4)	Credit Suisse Group
	AG, 4.194%, 04/01/2031	30,602	0.0
200,000 (3),(4)	Danske Bank A/S,
	1.621%, 09/11/2026	201,085	0.1
200,000 (4)	Deutsche Bank AG/New
	York NY, 3.547%,
	09/18/2031	217,337	0.1

See Accompanying Notes to Financial Statements

14

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2020 (Continued)

Principal Amount†		Value	Percentage of Net Assets
12,000 (3)	Empower Finance 2020
	L.P., 1.357%,
	09/17/2027	$12,096	0.0
17,000	ERP Operating L.P.,
	2.500%, 02/15/2030	18,367	0.0
35,000	Essex Portfolio L.P.,
	3.000%, 01/15/2030	38,646	0.0
50,000	Essex Portfolio L.P.,
	3.250%, 05/01/2023	52,727	0.0
22,000	Fairfax Financial
	Holdings Ltd., 4.850%,
	04/17/2028	24,643	0.0
34,000 (3)	Fairfax US, Inc.,
	4.875%, 08/13/2024	37,314	0.0
200,000 (3)	Federation des Caisses
	Desjardins du Quebec,
	2.050%, 02/10/2025	210,339	0.1
18,000	Franklin Resources,
	Inc., 1.600%,
	10/30/2030	17,923	0.0
18,000 (3)	GE Capital Funding
	LLC, 4.400%,
	05/15/2030	21,224	0.0
35,000	Goldman Sachs Group,
	Inc., 4.250%,
	10/21/2025	40,161	0.0
46,000	Goldman Sachs Group,
	Inc., 5.150%,
	05/22/2045	64,423	0.0
17,000	Goldman Sachs Group,
	Inc., 6.750%,
	10/01/2037	26,014	0.0
15,000	Hartford Financial
	Services Group,
	Inc./The, 5.950%,
	10/15/2036	21,041	0.0
200,000 (4)	HSBC Holdings PLC,
	2.099%, 06/04/2026	208,006	0.1
200,000 (4)	HSBC Holdings PLC,
	2.633%, 11/07/2025	212,950	0.1
200,000 (4)	HSBC Holdings PLC,
	3.262%, 03/13/2023	206,741	0.1
24,000	Intercontinental
	Exchange, Inc., 2.650%,
	09/15/2040	24,636	0.0
23,000	Intercontinental
	Exchange, Inc., 3.000%,
	06/15/2050	24,353	0.0
81,000 (4)	JPMorgan Chase & Co.,
	2.182%, 06/01/2028	86,047	0.0
276,000 (4)	JPMorgan Chase & Co.,
	2.522%, 04/22/2031	296,868	0.1
56,000 (4)	JPMorgan Chase & Co.,
	2.525%, 11/19/2041	57,649	0.0
70,000 (4)	JPMorgan Chase & Co.,
	3.797%, 07/23/2024	76,000	0.0
15,000 (4)	JPMorgan Chase & Co.,
	4.493%, 03/24/2031	18,471	0.0
43,000 (4)	JPMorgan Chase & Co.,
	4.600%, 12/31/2199	44,451	0.0
19,000 (4)	JPMorgan Chase & Co.,
	5.000%, 12/31/2199	20,005	0.0
58,000	Kimco Realty Corp.,
	3.700%, 10/01/2049	62,503	0.0
21,000 (3)	KKR Group Finance Co.
	VII LLC, 3.625%,
	02/25/2050	23,440	0.0
13,000 (3)	Liberty Mutual Group,
	Inc., 3.951%,
	10/15/2050	15,597	0.0
30,000	Main Street Capital
	Corp., 5.200%,
	05/01/2024	32,567	0.0
38,000 (4)	MetLife, Inc., 3.850%,
	12/31/2199	40,185	0.0
200,000	Mizuho Financial Group
	Cayman 2 Ltd., 4.200%,
	07/18/2022	210,381	0.1
200,000 (4)	Mizuho Financial Group,
	Inc., 2.226%,
	05/25/2026	210,631	0.1
65,000 (4)	Morgan Stanley,
	1.794%, 02/13/2032	65,423	0.0
34,000 (4)	Morgan Stanley,
	2.188%, 04/28/2026	35,935	0.0
215,000 (4)	Morgan Stanley,
	3.622%, 04/01/2031	249,869	0.1
112,000	Morgan Stanley,
	3.875%, 01/27/2026	128,503	0.1
100,000	Morgan Stanley,
	4.000%, 07/23/2025	114,513	0.0
40,000 (4)	Morgan Stanley,
	4.457%, 04/22/2039	52,012	0.0
17,000	Nasdaq, Inc., 1.650%,
	01/15/2031	16,857	0.0
30,000	Nasdaq, Inc., 2.500%,
	12/21/2040	29,739	0.0
250,000 (4)	National Bank of
	Canada, 0.550%,
	11/15/2024	250,861	0.1
200,000 (4)	Natwest Group PLC,
	3.073%, 05/22/2028	217,302	0.1
55,000 (3)	New York Life Global
	Funding, 2.875%,
	04/10/2024	59,168	0.0
25,000	Northern Trust Corp.,
	1.950%, 05/01/2030	26,076	0.0
28,000 (3)	Northwestern Mutual
	Life Insurance Co/The,
	3.625%, 09/30/2059	32,571	0.0
150,000	ORIX Corp., 3.250%,
	12/04/2024	164,131	0.1
58,000	Owl Rock Capital Corp.,
	4.250%, 01/15/2026	61,121	0.0
38,000 (3)	Owl Rock Technology
	Finance Corp., 4.750%,
	12/15/2025	39,759	0.0
23,000	Piedmont Operating
	Partnership L.P.,
	3.150%, 08/15/2030	23,585	0.0
30,000	Piedmont Operating
	Partnership L.P.,
	4.450%, 03/15/2024	32,159	0.0
15,000	Prologis L.P., 3.000%,
	04/15/2050	16,597	0.0
23,000	Regency Centers L.P.,
	2.950%, 09/15/2029	24,590	0.0
25,000	Regency Centers L.P.,
	3.700%, 06/15/2030	28,363	0.0
20,000	Retail Properties of
	America, Inc., 4.750%,
	09/15/2030	21,264	0.0

See Accompanying Notes to Financial Statements

15

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2020 (Continued)

Principal Amount†		Value	Percentage of Net Assets
70,000	Royal Bank of Canada,
	0.898%, (US0003M +
	0.660%), 10/05/2023	$70,736	0.0
40,000 (3)	Scentre Group Trust 1 /
	Scentre Group Trust 2,
	3.625%, 01/28/2026	44,033	0.0
200,000 (3),(4)	Standard Chartered
	PLC, 3.265%,
	02/18/2036	209,455	0.1
21,000 (4)	State Street Corp.,
	3.031%, 11/01/2034	23,053	0.0
34,000	Sumitomo Mitsui
	Financial Group, Inc.,
	2.142%, 09/23/2030	34,194	0.0
8,000	Sumitomo Mitsui
	Financial Group, Inc.,
	3.010%, 10/19/2026	8,868	0.0
25,000 (3)	Teachers Insurance &
	Annuity Association of
	America, 3.300%,
	05/15/2050	27,244	0.0
8,000	Travelers Cos, Inc./The,
	4.000%, 05/30/2047	10,381	0.0
15,000 (4)	Truist Financial Corp.,
	4.800%, 12/31/2199	15,816	0.0
19,000 (4)	Truist Financial Corp.,
	4.950%, 12/31/2199	20,948	0.0
25,000 (4)	Truist Financial Corp.,
	5.100%, 12/31/2199	28,625	0.0
22,000	UDR, Inc., 2.100%,
	08/01/2032	22,443	0.0
52,000	UDR, Inc., 3.000%,
	08/15/2031	57,547	0.0
7,000	Ventas Realty L.P.,
	5.700%, 09/30/2043	9,076	0.0
45,000	VEREIT Operating
	Partnership L.P.,
	2.200%, 06/15/2028	46,054	0.0
66,000 (4)	Wells Fargo & Co.,
	1.654%, 06/02/2024	67,817	0.0
36,000 (4)	Wells Fargo & Co.,
	2.393%, 06/02/2028	38,345	0.0
35,000 (4)	Wells Fargo & Co.,
	2.406%, 10/30/2025	37,015	0.0
21,000 (4)	Wells Fargo & Co.,
	3.068%, 04/30/2041	22,878	0.0
120,000	Wells Fargo & Co.,
	3.750%, 01/24/2024	131,059	0.1
28,000	Wells Fargo & Co.,
	4.750%, 12/07/2046	36,683	0.0
15,000	Westpac Banking Corp.,
	2.350%, 02/19/2025	16,124	0.0
33,000	Westpac Banking Corp.,
	2.963%, 11/16/2040	35,142	0.0
58,000	Willis Towers Watson
	PLC, 5.750%,
	03/15/2021	58,586	0.0
20,000	WP Carey, Inc., 2.400%,
	02/01/2031	20,804	0.0
71,000	XLIT Ltd., 4.450%,
	03/31/2025	81,089	0.0
22,000	XLIT Ltd., 5.500%,
	03/31/2045	30,826	0.0
		9,493,335	2.5

	Industrial: 0.3%
60,000 (4)	BNSF Funding Trust I,
	6.613%, 12/15/2055	68,625	0.1
27,000	Boeing Co/The, 5.805%,
	05/01/2050	37,300	0.0
27,000	Boeing Co/The, 3.250%,
	02/01/2028	28,960	0.0
11,000	Boeing Co/The, 3.625%,
	02/01/2031	12,071	0.0
9,000	Boeing Co/The, 3.850%,
	11/01/2048	9,299	0.0
30,000	Boeing Co/The, 4.875%,
	05/01/2025	34,217	0.0
45,000	Burlington Northern
	Santa Fe LLC, 3.900%,
	08/01/2046	57,507	0.0
37,000	Carrier Global Corp.,
	2.493%, 02/15/2027	39,953	0.0
20,000	Carrier Global Corp.,
	2.722%, 02/15/2030	21,386	0.0
37,000 (3)	CCL Industries, Inc.,
	3.050%, 06/01/2030	40,410	0.0
51,000	FedEx Corp., 3.900%,
	02/01/2035	61,023	0.1
20,000	GATX Corp., 4.000%,
	06/30/2030	23,670	0.0
27,000	General Dynamics
	Corp., 4.250%,
	04/01/2040	35,172	0.0
14,000	General Electric Co.,
	3.625%, 05/01/2030	16,011	0.0
43,000	Honeywell International,
	Inc., 1.950%,
	06/01/2030	45,557	0.0
20,000	Lockheed Martin Corp.,
	2.800%, 06/15/2050	21,649	0.0
18,000	Lockheed Martin Corp.,
	4.070%, 12/15/2042	23,391	0.0
42,000	Norfolk Southern Corp.,
	3.650%, 08/01/2025	46,986	0.0
7,000	Northrop Grumman
	Corp., 2.930%,
	01/15/2025	7,617	0.0
24,000 (3)	Penske Truck Leasing
	Co. Lp / PTL Finance
	Corp., 1.200%,
	11/15/2025	24,222	0.0
56,000	Raytheon Technologies
	Corp., 3.200%,
	03/15/2024	60,504	0.0
2,000	Raytheon Technologies
	Corp., 3.650%,
	08/16/2023	2,158	0.0
4,000	Raytheon Technologies
	Corp., 4.450%,
	11/16/2038	5,044	0.0
51,000	Raytheon Technologies
	Corp., 4.500%,
	06/01/2042	66,507	0.1
5,000	Raytheon Technologies
	Corp., 5.400%,
	05/01/2035	6,883	0.0
6,000	Raytheon Technologies
	Corp., 6.125%,
	07/15/2038	8,897	0.0
22,000	Republic Services, Inc.,
	1.450%, 02/15/2031	21,538	0.0

See Accompanying Notes to Financial Statements

16

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2020 (Continued)

Principal Amount†		Value	Percentage of Net Assets
20,000	Republic Services, Inc.,
	1.750%, 02/15/2032	$20,055	0.0
17,000	Roper Technologies,
	Inc., 1.400%,
	09/15/2027	17,219	0.0
12,000	Roper Technologies,
	Inc., 2.000%,
	06/30/2030	12,269	0.0
15,000	Textron, Inc., 3.000%,
	06/01/2030	16,193	0.0
41,000	United Parcel Service,
	Inc., 2.800%,
	11/15/2024	44,326	0.0
28,000	Waste Management,
	Inc., 0.750%,
	11/15/2025	28,135	0.0
17,000	Waste Management,
	Inc., 1.500%,
	03/15/2031	16,859	0.0
25,000	WRKCo, Inc., 3.000%,
	06/15/2033	27,505	0.0
		1,009,118	0.3

	Technology: 0.3%
12,000	Activision Blizzard, Inc.,
	1.350%, 09/15/2030	11,802	0.0
12,000	Activision Blizzard, Inc.,
	2.500%, 09/15/2050	11,729	0.0
10,000	Analog Devices, Inc.,
	3.500%, 12/05/2026	11,380	0.0
25,000	Apple, Inc., 2.550%,
	08/20/2060	25,714	0.0
35,000	Apple, Inc., 2.650%,
	05/11/2050	37,149	0.0
100,000	Apple, Inc., 3.750%,
	09/12/2047	125,582	0.1
35,000	Apple, Inc., 3.750%,
	11/13/2047	44,150	0.0
25,000 (3)	Dell International LLC /
	EMC Corp., 6.020%,
	06/15/2026	30,539	0.0
20,000	Fiserv, Inc., 2.750%,
	07/01/2024	21,483	0.0
45,000	HP, Inc., 4.050%,
	09/15/2022	47,744	0.0
15,000 (3)	Infor, Inc., 1.450%,
	07/15/2023	15,251	0.0
18,000 (3)	Infor, Inc., 1.750%,
	07/15/2025	18,713	0.0
15,000	Intel Corp., 3.100%,
	02/15/2060	16,554	0.0
30,000	Intel Corp., 3.250%,
	11/15/2049	33,611	0.0
75,000	Intel Corp., 4.600%,
	03/25/2040	99,218	0.0
100,000	International Business
	Machines Corp.,
	3.300%, 05/15/2026	113,053	0.1
22,000 (3)	Leidos, Inc., 2.300%,
	02/15/2031	22,442	0.0
37,000 (3)	Microchip Technology,
	Inc., 2.670%,
	09/01/2023	38,719	0.0
50,000	Microsoft Corp.,
	2.400%, 08/08/2026	54,564	0.0
41,000	Microsoft Corp.,
	2.525%, 06/01/2050	43,239	0.0
93,000	Microsoft Corp.,
	3.700%, 08/08/2046	117,960	0.1
30,000	NetApp, Inc., 1.875%,
	06/22/2025	31,356	0.0
31,000 (3)	NXP BV / NXP Funding
	LLC, 5.350%,
	03/01/2026	37,388	0.0
20,000 (3)	NXP BV / NXP Funding
	LLC / NXP USA, Inc.,
	3.400%, 05/01/2030	22,713	0.0
74,000	Oracle Corp., 3.600%,
	04/01/2040	86,773	0.0
6,000	Oracle Corp., 3.850%,
	07/15/2036	7,246	0.0
		1,126,072	0.3

	Utilities: 0.8%
52,000	AEP Texas, Inc.,
	3.450%, 01/15/2050	58,504	0.0
13,000 (3)	AES Corp./The, 1.375%,
	01/15/2026	13,125	0.0
16,000 (3)	AES Corp./The, 3.950%,
	07/15/2030	18,117	0.0
20,000	Alabama Power Co.,
	3.450%, 10/01/2049	23,601	0.0
74,000 (3)	Alliant Energy Finance
	LLC, 3.750%,
	06/15/2023	79,335	0.1
50,000 (3)	American Transmission
	Systems, Inc., 5.000%,
	09/01/2044	61,322	0.1
50,000 (3)	American Transmission
	Systems, Inc., 5.250%,
	01/15/2022	52,125	0.0
14,000	Appalachian Power Co.,
	3.700%, 05/01/2050	16,870	0.0
55,000	Avangrid, Inc., 3.200%,
	04/15/2025	60,259	0.0
20,000	Baltimore Gas and
	Electric Co., 3.200%,
	09/15/2049	22,379	0.0
26,000 (3)	Berkshire Hathaway
	Energy Co., 1.650%,
	05/15/2031	26,029	0.0
25,000	Black Hills Corp.,
	2.500%, 06/15/2030	26,296	0.0
15,000	Black Hills Corp.,
	3.050%, 10/15/2029	16,378	0.0
40,000	Black Hills Corp.,
	4.250%, 11/30/2023	43,878	0.0
8,000	Black Hills Corp.,
	4.350%, 05/01/2033	9,700	0.0
10,000	CenterPoint Energy
	Houston Electric LLC,
	2.900%, 07/01/2050	10,862	0.0
25,000	CenterPoint Energy
	Houston Electric LLC,
	3.550%, 08/01/2042	29,417	0.0
39,000 (3)	Cleveland Electric
	Illuminating Co/The,
	3.500%, 04/01/2028	41,515	0.0
26,000 (4)	CMS Energy Corp.,
	3.750%, 12/01/2050	26,597	0.0
53,000 (4)	CMS Energy Corp.,
	4.750%, 06/01/2050	59,768	0.0

See Accompanying Notes to Financial Statements

17

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2020 (Continued)

Principal Amount†		Value	Percentage of Net Assets
13,000	Commonwealth Edison
	Co., 3.750%,
	08/15/2047	$15,652	0.0
34,000	Consolidated Edison
	Co. of New York, Inc.,
	4.000%, 11/15/2057	41,904	0.0
13,000	Consolidated Edison
	Co. of New York, Inc.,
	5.300%, 03/01/2035	17,137	0.0
53,000	Consumers Energy Co.,
	2.500%, 05/01/2060	53,328	0.0
35,000 (4)	Dominion Energy, Inc.,
	4.650%, 12/31/2199	36,983	0.0
51,000	DTE Electric Co.,
	2.950%, 03/01/2050	56,886	0.0
47,000	DTE Energy Co.,
	1.050%, 06/01/2025	47,558	0.0
15,000	Duke Energy Carolinas
	LLC, 4.000%,
	09/30/2042	18,559	0.0
15,000 (4)	Duke Energy Corp.,
	4.875%, 12/31/2199	16,280	0.0
175,000	Duke Energy Florida
	LLC, 4.200%,
	07/15/2048	225,378	0.1
25,000	Duke Energy Indiana
	LLC, 3.250%,
	10/01/2049	28,315	0.0
13,000	Duke Energy Ohio, Inc.,
	2.125%, 06/01/2030	13,624	0.0
59,000	Duke Energy Progress
	LLC, 3.700%,
	10/15/2046	71,375	0.1
45,000	Duke Energy Progress
	LLC, 4.100%,
	05/15/2042	55,755	0.0
5,000	Duke Energy Progress
	LLC, 4.200%,
	08/15/2045	6,359	0.0
17,000 (3)	Duquesne Light
	Holdings, Inc., 2.532%,
	10/01/2030	17,612	0.0
24,000	Entergy Arkansas LLC,
	2.650%, 06/15/2051	24,617	0.0
13,000	Entergy Corp., 2.800%,
	06/15/2030	14,055	0.0
9,000	Entergy Louisiana LLC,
	4.200%, 04/01/2050	11,620	0.0
73,000	Entergy Mississippi LLC,
	3.100%, 07/01/2023	77,657	0.1
33,000	Entergy Texas, Inc.,
	4.000%, 03/30/2029	38,548	0.0
11,000	Essential Utilities, Inc.,
	2.704%, 04/15/2030	11,934	0.0
18,000	Evergy Metro, Inc.,
	2.250%, 06/01/2030	19,084	0.0
23,000	Eversource Energy,
	3.450%, 01/15/2050	26,386	0.0
5,000	Exelon Corp., 4.050%,
	04/15/2030	5,923	0.0
10,000	Exelon Corp., 4.700%,
	04/15/2050	13,321	0.0
8,000	Exelon Generation Co.
	LLC, 3.250%,
	06/01/2025	8,743	0.0
57,000	FirstEnergy Corp.,
	2.850%, 07/15/2022	57,959	0.0
25,000	Georgia Power Co.,
	2.200%, 09/15/2024	26,347	0.0
33,000	Georgia Power Co.,
	5.750%, 04/15/2023	36,562	0.0
20,000	Interstate Power and
	Light Co., 2.300%,
	06/01/2030	21,181	0.0
80,000	Interstate Power and
	Light Co., 3.250%,
	12/01/2024	87,718	0.1
12,000 (3)	IPALCO Enterprises,
	Inc., 4.250%,
	05/01/2030	13,899	0.0
50,000 (3)	Jersey Central Power &
	Light Co., 4.300%,
	01/15/2026	55,973	0.0
50,000 (3)	Jersey Central Power &
	Light Co., 4.700%,
	04/01/2024	54,730	0.0
25,000	Kentucky Utilities Co.,
	3.300%, 06/01/2050	28,332	0.0
12,000 (3)	Metropolitan Edison Co.,
	4.000%, 04/15/2025	13,106	0.0
30,000	Mississippi Power Co.,
	4.250%, 03/15/2042	36,314	0.0
15,000 (3)	Narragansett Electric
	Co/The, 3.395%,
	04/09/2030	17,023	0.0
43,000 (4)	National Rural Utilities
	Cooperative Finance
	Corp., 4.750%,
	04/30/2043	45,331	0.0
29,000	NiSource, Inc., 3.600%,
	05/01/2030	33,593	0.0
20,000	NiSource, Inc., 5.950%,
	06/15/2041	28,689	0.0
18,000 (3)	NRG Energy, Inc.,
	2.000%, 12/02/2025	18,665	0.0
15,000 (3)	NRG Energy, Inc.,
	2.450%, 12/02/2027	15,796	0.0
20,000 (3)	Oglethorpe Power
	Corp., 3.750%,
	08/01/2050	21,552	0.0
13,000	Pacific Gas and Electric
	Co., 4.250%,
	03/15/2046	13,985	0.0
28,000 (2)	Pacific Gas and Electric
	Co., 4.300%,
	03/15/2045	29,885	0.0
17,000	Pacific Gas and Electric
	Co., 4.450%,
	04/15/2042	18,433	0.0
10,000	PECO Energy Co.,
	4.150%, 10/01/2044	12,916	0.0
200,000 (2)	Perusahaan Listrik
	Negara PT, 4.125%,
	05/15/2027	221,712	0.1
15,000	Piedmont Natural Gas
	Co., Inc., 3.350%,
	06/01/2050	16,762	0.0
17,000	Public Service
	Enterprise Group, Inc.,
	1.600%, 08/15/2030	16,788	0.0
50,000	Sempra Energy,
	3.800%, 02/01/2038	57,990	0.0
24,000 (4)	Sempra Energy,
	4.875%, 12/31/2199	25,710	0.0

See Accompanying Notes to Financial Statements

18

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2020 (Continued)

Principal Amount†		Value	Percentage of Net Assets
68,000	Sierra Pacific Power
	Co., 2.600%,
	05/01/2026	$73,928	0.1
5,000	Southern California
	Edison Co., 2.400%,
	02/01/2022	5,086	0.0
6,000	Southern California
	Edison Co., 4.050%,
	03/15/2042	6,889	0.0
40,000	Southern Co. Gas
	Capital Corp., 5.875%,
	03/15/2041	58,352	0.0
35,000 (4)	Southern Co/The,
	4.000%, 01/15/2051	37,108	0.0
25,000	Tucson Electric Power
	Co., 1.500%,
	08/01/2030	24,776	0.0
17,000	Union Electric Co.,
	3.900%, 09/15/2042	20,782	0.0
28,000	Virginia Electric and
	Power Co., 3.450%,
	09/01/2022	29,176	0.0
36,000	Washington Gas Light
	Co., 3.650%,
	09/15/2049	43,296	0.0
31,000	WEC Energy Group,
	Inc., 1.375%,
	10/15/2027	31,547	0.0
26,000	Wisconsin Public
	Service Corp., 3.671%,
	12/01/2042	30,495	0.0
		3,059,056	0.8

	Total Corporate Bonds/Notes
	(Cost $23,065,413)	24,818,966	6.6

COLLATERALIZED MORTGAGE OBLIGATIONS: 3.5%
90,011	Alternative Loan Trust
	2004-J7 MI, 1.168%,
	(US0001M + 1.020%),
	10/25/2034	87,228	0.0
65,438	Alternative Loan Trust
	2005-10CB 1A1,
	0.648%, (US0001M +
	0.500%), 05/25/2035	51,510	0.0
52,396	Alternative Loan Trust
	2005-51 3A2A, 1.899%,
	(12MTA + 1.290%),
	11/20/2035	48,784	0.0
53,469	Alternative Loan Trust
	2005-65CB 2A4,
	5.500%, 12/25/2035	49,578	0.0
107,436	Alternative Loan Trust
	2005-J2 1A12, 0.548%,
	(US0001M + 0.400%),
	04/25/2035	87,614	0.0
17,520	Alternative Loan Trust
	2006-13T1 A9, 6.000%,
	05/25/2036	12,227	0.0
100,230	Alternative Loan Trust
	2006-19CB A12,
	0.548%, (US0001M +
	0.400%), 08/25/2036	52,041	0.0
75,060	Alternative Loan Trust
	2006-HY11 A1, 0.388%,
	(US0001M + 0.120%),
	06/25/2036	72,709	0.0
28,129	Alternative Loan Trust
	2007-23CB A3, 0.648%,
	(US0001M + 0.500%),
	09/25/2037	12,380	0.0
134,691	Alternative Loan Trust
	2007-2CB 2A1, 0.748%,
	(US0001M + 0.600%),
	03/25/2037	62,896	0.0
34,598 (4)	Bear Stearns ALT-A
	Trust 2005-7 21A1,
	3.070%, 09/25/2035	32,229	0.0
56,991	Bear Stearns Mortgage
	Funding Trust 2006-AR5
	2A1, 0.338%, (US0001M
	+ 0.190%), 01/25/2037	51,596	0.0
72,274 (4)	Citigroup Mortgage
	Loan Trust 2006-AR2
	1A1, 3.490%,
	03/25/2036	63,970	0.0
42,695 (4)	Citigroup Mortgage
	Loan Trust 2007-10
	22AA, 3.361%,
	09/25/2037	41,553	0.0
200,000 (3),(4)	Deephaven Residential
	Mortgage Trust 2018-1A
	M1, 3.939%, 12/25/2057	203,697	0.1
200,000 (3),(4)	Deephaven Residential
	Mortgage Trust 2019-1A
	M1, 4.402%, 08/25/2058	201,314	0.1
504,002	Fannie Mae 2011-113
	CL, 4.000%, 11/25/2041	548,514	0.2
407,558	Fannie Mae 2011-99
	CZ, 4.500%, 10/25/2041	487,581	0.1
106,074	Fannie Mae Connecticut
	Avenue Securities 2015-
	C02 1M2, 4.148%,
	(US0001M + 4.000%),
	05/25/2025	108,389	0.0
75,082	Fannie Mae Connecticut
	Avenue Securities 2017-
	C02 2M2, 3.798%,
	(US0001M + 3.650%),
	09/25/2029	77,114	0.0
181,920	Fannie Mae Connecticut
	Avenue Securities 2017-
	C03 1M2, 3.148%,
	(US0001M + 3.000%),
	10/25/2029	184,725	0.1
172,633	Fannie Mae Connecticut
	Avenue Securities 2017-
	C04 2M2, 2.998%,
	(US0001M + 2.850%),
	11/25/2029	174,520	0.1
62,063	Fannie Mae Connecticut
	Avenue Securities 2017-
	CO6 2M2, 2.948%,
	(US0001M + 2.800%),
	02/25/2030	62,810	0.0
169,176	Fannie Mae Connecticut
	Avenue Securities 2018-
	C06 1M2, 2.148%,
	(US0001M + 2.000%),
	03/25/2031	168,748	0.1

See Accompanying Notes to Financial Statements

19

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2020 (Continued)

Principal Amount†		Value	Percentage of Net Assets
107,356 (3)	Fannie Mae Connecticut
	Avenue Securities 2019-
	R02 1M2, 2.448%,
	(US0001M + 2.300%),
	08/25/2031	$107,639	0.0
154,893 (3)	Fannie Mae Connecticut
	Avenue Securities Trust
	2019-R06 2M2, 2.248%,
	(US0001M + 2.100%),
	09/25/2039	155,234	0.1
200,000 (3)	Fannie Mae Connecticut
	Avenue Securities Trust
	2020-R01 1M2, 2.198%,
	(US0001M + 2.050%),
	01/25/2040	199,991	0.1
239,049	Fannie Mae REMIC
	Trust 2009-19 PW,
	4.500%, 10/25/2036	269,483	0.1
215,378 (4)	Fannie Mae REMIC
	Trust 2009-50 HZ,
	5.541%, 02/25/2049	246,612	0.1
160,628	Fannie Mae REMIC
	Trust 2011-30 ZA,
	5.000%, 04/25/2041	174,969	0.1
192,597	Fannie Mae REMIC
	Trust 2011-9 AZ,
	5.000%, 05/25/2040	214,831	0.1
368,745	Fannie Mae REMICS
	2009-96 DB, 4.000%,
	11/25/2029	397,191	0.1
95,740	Fannie Mae REMICS
	2011-10 ZC, 5.000%,
	02/25/2041	108,679	0.0
377,151	Fannie Mae REMICS
	2013-16 GD, 3.000%,
	03/25/2033	389,914	0.1
108,943	Fannie Mae REMICS
	2018-8 AB, 3.500%,
	10/25/2047	114,911	0.0
93,710 (3),(4)	Flagstar Mortgage Trust
	2018-1 B2, 4.013%,
	03/25/2048	98,765	0.0
93,710 (3),(4)	Flagstar Mortgage Trust
	2018-1 B3, 4.013%,
	03/25/2048	96,862	0.0
508,380 (3),(4)	Flagstar Mortgage Trust
	2020-2 A4, 3.000%,
	12/25/2049	518,084	0.1
245,196	Freddie Mac 4634 ZM,
	5.000%, 11/15/2056	332,768	0.1
76,805	Freddie Mac REMIC
	Trust 2114 ZM, 6.000%,
	01/15/2029	86,182	0.0
62,888	Freddie Mac REMIC
	Trust 2541 NE, 5.500%,
	12/15/2032	72,723	0.0
17,104	Freddie Mac REMIC
	Trust 2861 Z, 5.500%,
	09/15/2034	20,197	0.0
46,870	Freddie Mac REMIC
	Trust 2931 ZY, 5.000%,
	02/15/2035	53,589	0.0
141,381	Freddie Mac REMIC
	Trust 3117 ZA, 5.500%,
	02/15/2036	163,394	0.1
56,439	Freddie Mac REMIC
	Trust 3351 ZC, 5.500%,
	07/15/2037	66,022	0.0
52,023 (4)	Freddie Mac REMIC
	Trust 3524 LA, 5.148%,
	03/15/2033	59,105	0.0
54,818	Freddie Mac REMIC
	Trust 3724 CM, 5.500%,
	06/15/2037	62,548	0.0
11,059	Freddie Mac REMIC
	Trust 4000 PA, 4.500%,
	01/15/2042	12,397	0.0
254,224	Freddie Mac REMIC
	Trust 4203 BN, 3.000%,
	04/15/2033	276,849	0.1
528,880	Freddie Mac REMIC
	Trust 4335 ZX, 4.250%,
	05/15/2044	614,845	0.2
528,880	Freddie Mac REMIC
	Trust 435 XZ, 4.250%,
	05/15/2044	619,695	0.2
333,855	Freddie Mac REMICS
	4495 PA, 3.500%,
	09/15/2043	349,633	0.1
14,676	Freddie Mac REMICS
	4678 AB, 4.000%,
	06/15/2044	14,998	0.0
308,557	Freddie Mac REMICS
	4791 MT, 3.500%,
	05/15/2044	309,375	0.1
250,000 (3)	Freddie Mac STACR
	REMIC Trust 2020-
	DNA6 M2, 2.077%,
	(SOFR30A + 2.000%),
	12/25/2050	251,233	0.1
200,000 (3)	Freddie Mac Stacr
	Remic Trust 2020-HQA2
	M2, 3.248%, (US0001M +
	3.100%), 03/25/2050	202,672	0.1
200,000 (3)	Freddie Mac STACR
	REMIC Trust 2020-
	HQA3 M2, 3.748%,
	(US0001M + 3.600%),
	07/25/2050	202,384	0.1
93,290	Freddie Mac Structured
	Agency Credit Risk Debt
	Notes 2015-DNA3 M3,
	4.848%, (US0001M +
	4.700%), 04/25/2028	97,512	0.0
238,587	Freddie Mac Structured
	Agency Credit Risk Debt
	Notes 2016-DNA1 M3,
	5.700%, (US0001M +
	5.550%), 07/25/2028	249,978	0.1
145,909	Freddie Mac Structured
	Agency Credit Risk Debt
	Notes 2017-HQA3 M2,
	2.498%, (US0001M +
	2.350%), 04/25/2030	148,657	0.0
78,924	Freddie Mac Structured
	Agency Credit Risk Debt
	Notes 2018-HQA1 M2,
	2.448%, (US0001M +
	2.300%), 09/25/2030	78,984	0.0
564,649	Ginnie Mae 2013-8 BE,
	1.750%, 11/20/2042	578,441	0.2

See Accompanying Notes to Financial Statements

20

VOYA BALANCED PORTFOLIO	PORTFOLIO OF INVESTMENTS
As of December 31, 2020 (Continued)

Principal Amount†		Value	Percentage of Net Assets
47,895	Ginnie Mae Series
	2009-29 PB, 4.750%,
	2009-29 PB, 4.750%,
	05/20/2039	$54,275	0.0
357,508	Ginnie Mae Series
	2010-164 JZ, 4.000%,
	12/20/2040	392,087	0.1
16,221	Ginnie Mae Series
	2011-169 BC, 7.000%,
	05/16/2032	17,945	0.0
70,566(3),(4)	GS Mortgage-Backed
	Securities Corp. Trust
	2020-PJ2 A4, 3.500%,
	07/25/2050	72,074	0.0
173,976(3),(4)	GS Mortgage-Backed
	Securities Corp. Trust
	2020-PJ4 A4, 3.000%,
	01/25/2051	178,244	0.1
40,817	HomeBanc Mortgage
	Trust 2004-1 2A,
	1.008%, (US0001M +
	0.860%), 08/25/2029	39,674	0.0
37,578	IndyMac INDX Mortgage
	Loan Trust 2006-AR2
	1A1B, 0.568%,
	(US0001M + 0.420%),
	04/25/2046	34,867	0.0
400,000(3),(4)	JP Morgan Mortgage
	Trust 2019-LTV3 A5,
	3.500%, 03/25/2050	418,653	0.1
37,856	Lehman XS Trust Series
	2005-5N 1A2, 0.508%,
	(US0001M + 0.360%),
	11/25/2035	34,621	0.0
50,133	Morgan Stanley
	Mortgage Loan Trust
	2007-13 6A1, 6.000%,
	10/25/2037	39,009	0.0
12,250	Prime Mortgage Trust
	2007-1 A4, 5.500%,
	03/25/2037	11,390	0.0
26,150(4)	WaMu Mortgage Pass
	Through Certificates
	Series 2006-AR12 2A3,
	2.532%, 10/25/2036	25,175	0.0
62,707	WaMu Mortgage Pass-
	Through Certificates
	Series 2005-AR11
	A1C3, 1.168%,
	(US0001M + 0.510%),
	08/25/2045	63,231	0.0
34,020	WaMu Mortgage Pass-
	Through Certificates
	Series 2005-AR13
	A1C3, 1.128%,
	(US0001M + 0.490%),
	10/25/2045	33,211	0.0
29,397(4)	WaMu Mortgage Pass-
	Through Certificates
	Series 2006-AR8 1A4,
	3.095%, 08/25/2046	28,274	0.0
148,408(4)	WaMu Mortgage Pass-
	Through Certificates
	Series 2007-HY2 1A1,
	3.324%, 12/25/2036	149,061	0.0
36,942(4)	WaMu Mortgage Pass-
	Through Certificates
	Series 2007-HY4 1A1,
	3.208%, 04/25/2037	34,003	0.0
76,380(4)	WaMu Mortgage Pass-
	Through Certificates
	Series 2007-HY7 2A2,
	3.097%, 07/25/2037	73,999	0.0
165,030	Washington Mutual
	Mortgage Pass-Through
	Certificates WMALT
	Series 2006-AR6 2A,
	1.569%, (12MTA +
	0.960%), 08/25/2046	110,510	0.0
18,069	Wells Fargo Alternative
	Loan 2007-PA2 2A1,
	0.578%, (US0001M +
	0.430%), 06/25/2037	14,578	0.0
17,117(4)	Wells Fargo Mortgage
	Backed Securities 2006-
	AR4 2A4, 4.019%,
	04/25/2036	16,261	0.0
24,549(4)	Wells Fargo Mortgage
	Backed Securities 2007-
	AR7 A1, 2.910%,
	12/28/2037	22,988	0.0
100,000(3),(4)	Wells Fargo Mortgage
	Backed Securities 2020-
	2 A5 Trust, 3.000%,
	12/25/2049	104,083	0.0

	Total Collateralized Mortgage
	Obligations
	(Cost $12,489,799)	12,929,286	3.5
U.S. TREASURY OBLIGATIONS: 3.0%
	U.S. Treasury Bonds: 0.5%
1,000	1.250%, 05 /15/2050	906	0.0
1,048,000	1.375%,11 /15/2040	1,034,654	0.3
1,033,000	1.375%,08 /15/2050	965,532	0.2
		2,001,092	0.5

	U.S. Treasury Notes: 2.5%
855,000	0.125%,12 /31/2022	855,067	0.2
1,000	0.125%,10 /15/2023	999	0.0
2,265,000	0.125%,12 /15/2023	2,262,257	0.6
542,000	0.375%,12 /31/2025	542,317	0.2
2,196,000	0.625%,11 /30/2027	2,194,971	0.6
111,000	0.875%,11 /15/2030	110,584	0.0
3,185,000	1.500%,11 /30/2021	3,225,103	0.9
		9,191,298	2.5

	Total U.S. Treasury
	Obligations
	(Cost $11,190,668)	11,192,390	3.0
U.S. GOVERNMENT AGENCY OBLIGATIONS: 2.1%
	Federal Home Loan Mortgage Corporation:0.2%(5)

8,238	2.500%,05 /01/2030	8,791	0.0
11,707	2.500%,05 /01/2030	12,481	0.0
14,868	2.500%,06 /01/2030	15,852	0.0
26,631	3.000%,03 /01/2045	28,905	0.0
22,815	3.000%,03 /01/2045	24,361	0.0
30,011	3.000%,04 /01/2045	32,442	0.0
47,858	3.500%,03 /01/2045	52,059	0.0
144,850	4.000%,12 /01/2041	157,989	0.1

See Accompanying Notes to Financial Statements

21

VOYA BALANCED PORTFOLIO	PORTFOLIO OF INVESTMENTS
As of December 31, 2020 (Continued)

			Percentage
			of Net
Principal Amount†		Value	Assets
37,771	4.000%,12/01/2042	41,649	0.0
7,698	4.000%,09/01/2045	8,480	0.0
12,872	4.000%,09/01/2045	14,044	0.0
8,728	4.000%,09/01/2045	9,471	0.0
8,662	4.000%,09/01/2045	9,470	0.0
92,714	4.500%,08/01/2041	102,954	0.0
334,295	4.500%,09/01/2041	370,973	0.1
3,380	5.500%,07/01/2037	3,910	0.0
2,533	6.500%,12/01/2031	2,880	0.0
		896,711	0.2
	Federal National Mortgage Association: 0.2%(5)
648,751	4.500%,09/01/2047	745,988	0.2

	Government National Mortgage Association: 0.4%
1,011,000(6)	2.500%,02/01/2051	1,068,067	0.3
35,899	4.000%,11/20/2040	39,716	0.0
73,729	4.000%,03/20/2046	80,786	0.0
62,096	4.500%,08/20/2041	69,197	0.0
241,171	4.500%,09/15/2047	266,935	0.1
		1,524,701	0.4

	Uniform Mortgage-Backed Securities: 1.3%
1,386,000(6)	1.500%,02/01/2051	1,398,559	0.4
19,214	2.500%,05/01/2030	20,440	0.0
27,488	2.500%,06/01/2030	29,006	0.0
39,789	2.500%,06/01/2030	41,985	0.0
15,302	2.500%,07/01/2030	16,148	0.0
55,422	3.000%,09/01/2043	58,924	0.0
242,112	3.000%,04/01/2045	262,708	0.1
155,639	3.000%,07/01/2046	169,318	0.1
1,121,286	3.000%,04/01/2050	1,176,044	0.3
64,842	3.500%,10/01/2042	69,764	0.0
507,561	3.500%,08/01/2046	555,016	0.2
132,987	4.000%,07/01/2042	146,338	0.1
20,496	4.000%,07/01/2042	22,598	0.0
181,815	4.000%,01/01/2045	205,570	0.1
32,977	4.000%,06/01/2045	35,903	0.0
30,815	4.500%,11/01/2040	34,609	0.0
65,881	4.500%,10/01/2041	74,156	0.0
23,035	5.000%,06/01/2033	26,552	0.0
5,663	5.000%,02/01/2036	6,584	0.0
2,421	5.000%,07/01/2036	2,805	0.0
58,763	5.000%,07/01/2037	66,848	0.0
75,773	5.000%,11/01/2040	88,144	0.0
23,148	5.000%,05/01/2041	26,925	0.0
41,990	5.000%,06/01/2041	48,603	0.0
72,849	5.000%,06/01/2041	83,694	0.0
95,132	5.500%,12/01/2036	110,765	0.0
2,826	7.000%,06/01/2029	2,901	0.0
311	7.000%,10/01/2029	361	0.0
1,308	7.000%,01/01/2032	1,482	0.0
523	7.000%,04/01/2032	556	0.0
406	7.000%,05/01/2032	411	0.0
		4,783,717	1.3

	Total U.S. Government
	Agency Obligations
	(Cost $7,725,789)	7,951,117	2.1
ASSET-BACKED SECURITIES: 2.7%
	Automobile Asset-Backed Securities: 0.3%
100,000	Americredit Automobile
	Receivables Trust 2018-
	2 D, 4.010%,
	07/18/2024	106,021	0.1
100,000	Americredit Automobile
	Receivables Trust 2019-
	1 D, 3.620%,
	03/18/2025	106,420	0.1
100,000	AmeriCredit Automobile
	Receivables Trust 2020-
	3 A3, 0.530%,
	06/18/2025	100,295	0.0
100,000	Carmax Auto Owner
	Trust 2018-4 D, 4.150%,
	04/15/2025	105,548	0.0
150,000	Santander Drive Auto
	Receivables Trust 2018-
	4 D, 3.980%,
	12/15/2025	156,617	0.1
100,000	Santander Drive Auto
	Receivables Trust 2019-
	3 C, 2.490%,
	10/15/2025	102,112	0.0
100,000	Santander Drive Auto
	Receivables Trust 2019-
	3 D, 2.680%,
	10/15/2025	102,875	0.0
100,000	Santander Drive Auto
	Receivables Trust 2020-
	1 B, 3.030%,
	11/15/2024	103,588	0.0
100,000(3)	Tesla Auto Lease Trust
	2018-B C, 4.360%,
	10/20/2021	101,925	0.0
100,000(3)	Toyota Auto Loan
	Extended Note Trust
	2020-1A A, 1.350%,
	05/25/2033	103,113	0.0
		1,088,514	0.3
	Home Equity Asset-Backed Securities: 0.1%
246,931(4)	GSAA Home Equity
	Trust 2006-4 4A3,
	3.414%, 03/25/2036	195,870	0.1
144,171(4),(7)	Renaissance Home
	Equity Loan Trust 2005-
	3 AF4, 5.140%,
	11/25/2035	151,972	0.0
		347,842	0.1

	Other Asset-Backed Securities: 2.0%
91,800(3)	Aqua Finance Trust
	2020-AA A, 1.900%,
	07/17/2046	92,318	0.0
300,000(3)	ARES XLVI CLO Ltd.
	2017-46A A2, 1.467%,
	(US0003M + 1.230%),
	01/15/2030	296,980	0.1
250,000(3)	Benefit Street Partners
	CLO VIII Ltd. 2015-8A
	A1BR, 1.418%,
	(US0003M + 1.200%),
	01/20/2031	247,543	0.1
250,000(3)	BlueMountain CLO
	2015-1A BR, 2.724%,
	(US0003M + 2.500%),
	04/13/2027	250,007	0.1
100,000(3)	Bojangles Issuer LLC
	2020-3A A2, 3.832%,
	10/20/2050	102,728	0.0

See Accompanying Notes to Financial Statements

22

VOYA BALANCED PORTFOLIO	PORTFOLIO OF INVESTMENTS
As of December 31, 2020 (Continued)

			Percentage
			of Net
Principal Amount†		Value	Assets
16,450	Chase Funding Trust
	Series 2003-5 2A2,
	0.748%, (US0001M +
	0.600%), 07/25/2033	15,834	0.0
250,000(3)	Clear Creek CLO 2015-
	1A CR, 2.168%,
	(US0003M + 1.950%),
	10/20/2030	245,647	0.1
100,000	CNH Equipment Trust
	2020-A A4, 1.510%,
	04/15/2027	103,164	0.0
250,000(3)	Deer Creek Clo Ltd.
	2017-1A A, 1.398%,
	(US0003M + 1.180%),
	10/20/2030	249,590	0.1
97,750(3)	Domino's Pizza Master
	Issuer LLC 2018-1A
	A211, 4.328%,
	07/25/2048	106,610	0.0
98,250(3)	Driven Brands Funding
	LLC 2019-1A A2,
	4.641%, 04/20/2049	105,012	0.0
250,000(3)	Dryden Senior Loan
	Fund 2017-47A A2,
	1.587%, (US0003M +
	1.350%), 04/15/2028	249,472	0.1
250,000(3)	Eaton Vance Clo 2015-
	1A A2R Ltd., 1.468%,
	(US0003M + 1.250%),
	01/20/2030	247,684	0.1
99,250(3)	Five Guys Holdings, Inc.
	2017-1A A2, 4.600%,
	07/25/2047	103,576	0.0
24,207(3)	HERO Funding Trust
	2015-2A A, 3.990%,
	09/20/2040	25,669	0.0
170,917(3)	Invitation Homes 2017-
	SFR2 A Trust, 1.003%,
	(US0001M + 0.850%),
	12/17/2036	171,025	0.0
258,200(3)	J.G. Wentworth XXXIX
	LLC 2017-2A A,
	3.530%, 09/15/2072	290,356	0.1
250,000(3)	Jay Park CLO Ltd.
	2016-1A BR, 2.218%,
	(US0003M + 2.000%),
	10/20/2027	250,007	0.1
250,000(3)	LCM XXIV Ltd. 24A A,
	1.528%, (US0003M +
	1.310%), 03/20/2030	250,009	0.1
93,634(3)	Loanpal Solar Loan
	2020-2GF A Ltd.,
	2.750%, 07/20/2047	97,342	0.0
100,000(3)	Loanpal Solar Loan
	2021-1 1GS A Ltd.,
	2.290%, 01/20/2048	101,031	0.0
250,000(3)	Marlette Funding Trust
	2019-2A C, 4.110%,
	07/16/2029	256,232	0.1
200,000(3),(4)	Mill City Mortgage Loan
	Trust 2017-2 M2,
	3.250%, 07/25/2059	214,044	0.1
57,009(3)	Mosaic Solar Loan Trust
	2018-1A A, 4.010%,
	06/22/2043	61,710	0.0
83,718(3)	Mosaic Solar Loan Trust
	2018-2-GS B, 4.740%,
	02/22/2044	86,884	0.0
97,761(3)	Mosaic Solar Loan Trust
	2020-2A A, 1.440%,
	08/20/2046	97,231	0.0
250,000(3)	Newark BSL CLO 1 Ltd.
	2016-1A A1R, 1.317%,
	(US0003M + 1.100%),
	12/21/2029	249,459	0.1
500,000(3)	OCP CLO 2020-18A A
	Ltd., 2.018%, (US0003M
	+ 1.800%), 04/20/2030	501,034	0.1
250,000(3)	Octagon Investment
	Partners XIV Ltd. 2012-
	1A A1BR, 1.612%,
	(US0003M + 1.375%),
	07/15/2029	249,136	0.1
250,000(3)	Octagon Investment
	Partners XVII Ltd. 2013-
	1A A1R2, 1.215%,
	(US0003M + 1.000%),
	01/25/2031	248,003	0.1
200,000(3)	OHA Loan Funding
	2013-1A A1R2 Ltd.,
	1.299%, (US0003M +
	1.090%), 07/23/2031	199,924	0.0
250,000(3)	Palmer Square CLO
	2015-2A A1R2 Ltd.,
	1.318%, (US0003M +
	1.100%), 07/20/2030	249,299	0.1
200,000(3)	Sunnova Sol II Issuer
	LLC 2020-2A A,
	2.730%, 11/01/2055	201,633	0.0
98,409(3)	Sunnova Sol Issuer LLC
	2020-1A A, 3.350%,
	02/01/2055	104,535	0.0
98,000(3)	Taco Bell Funding LLC
	2018-1A A2II, 4.940%,
	11/25/2048	108,478	0.0
250,000(3)	THL Credit Wind River
	2016-2A A1R CLO Ltd.,
	1.404%, (US0003M +
	1.190%), 11/01/2031	249,592	0.1
250,000(3)	THL Credit Wind River
	2017-2A A CLO Ltd.,
	1.448%, (US0003M +
	1.230%), 07/20/2030	249,999	0.1
250,000(3)	Tiaa Clo III Ltd. 2017-2A
	A, 1.380%, (US0003M +
	1.150%), 01/16/2031	248,092	0.1
97,000(3)	Wendys Funding LLC
	2018-1A A2I, 3.573%,
	03/15/2048	100,113	0.0
97,000(3)	Wendy's Funding LLC
	2018-1A A2II, 3.884%,
	03/15/2048	103,047	0.0
		7,380,049	2.0

	Student Loan Asset-Backed Securities: 0.3%
51,714(3)	Commonbond Student
	Loan Trust 2017-BGS
	A1, 2.680%, 09/25/2042	53,068	0.0
43,231(3)	Commonbond Student
	Loan Trust 2018-AGS
	A1, 3.210%, 02/25/2044	44,901	0.0

See Accompanying Notes to Financial Statements

23

VOYA BALANCED PORTFOLIO	PORTFOLIO OF INVESTMENTS
As of December 31, 2020 (Continued)

			Percentage
			of Net
Principal Amount†		Value	Assets
99,472(3)	Commonbond Student
	Loan Trust 2018-BGS B,
	3.990%, 09/25/2045	102,770	0.0
78,028(3)	Commonbond Student
	Loan Trust 2020-AGS A,
	1.980%, 08/25/2050	79,988	0.0
7,209(3)	DRB Prime Student
	Loan Trust 2015-B A2,
	3.170%, 07/25/2031	7,239	0.0
15,307(3)	DRB Prime Student
	Loan Trust 2015-D A2,
	3.200%, 01/25/2040	15,439	0.0
81,851(3)	Navient Private
	Education Refi Loan
	Trust 2019-A A2A,
	3.420%, 01/15/2043	85,657	0.0
79,604(3)	Navient Private
	Education Refi Loan
	Trust 2020-DA A,
	1.690%, 05/15/2069	81,186	0.0
75,149(3)	Navient Private
	Education Refi Loan
	Trust 2020-FA A,
	1.220%, 07/15/2069	75,956	0.0
100,000(3)	SMB Private Education
	Loan Trust 2017-A B,
	3.500%, 06/17/2041	104,373	0.1
100,000(3)	SMB Private Education
	Loan Trust 2020-PTA
	A2A, 1.600%,
	09/15/2054	101,258	0.0
100,000(3)	Sofi Professional Loan
	Program 2018-C A2FX
	Trust, 3.590%,
	01/25/2048	103,860	0.1
96,554(3)	Sofi Professional Loan
	Program 2018-D A2FX
	Trust, 3.600%,
	02/25/2048	100,952	0.0
95,828(3)	Sofi Professional Loan
	Program 2019-C A2FX
	LLC, 2.370%,
	11/16/2048	99,683	0.0
165,934(3)	SoFi Professional Loan
	Program 2020-C AFX
	Trust, 1.950%,
	02/15/2046	169,629	0.1
		1,225,959	0.3

	Total Asset-Backed
	Securities
	(Cost $9,814,788)	10,042,364	2.7

COMMERCIAL MORTGAGE-BACKED SECURITIES: 1.7%
80,000(3),(4)	BAMLL Re-REMIC Trust
	2016-FRR16 B, 0.860%,
	05/27/2021	78,808	0.0
3,000,000(4),(8)	BANK 2017-BNK8 XB,
	0.175%, 11/15/2050	34,533	0.0
990,003(4),(8)	BANK 2019-BNK16 XA,
	0.962%, 02/15/2052	62,834	0.0
3,800,557(4),(8)	BANK 2019-BNK21 XA,
	0.873%, 10/15/2052	239,361	0.1
2,180,000(3),(4),(8)	BBCCRE Trust 2015-
	GTP XA, 0.597%,
	08/10/2033	58,619	0.0
4,640,319(4),(8)	Benchmark 2018-B2 XA
	Mortgage Trust,
	0.417%, 02/15/2051	100,309	0.0
994,239(4),(8)	Benchmark 2019-B9 XA
	Mortgage Trust,
	1.044%, 03/15/2052	72,145	0.0
189,860(3)	BX Commercial
	Mortgage Trust 2019-XL
	J, 2.809%, (US0001M +
	2.650%), 10/15/2036	187,329	0.1
100,000(3)	BX Trust 2019-CALM E,
	2.159%, (US0001M +
	2.000%), 11/25/2028	95,900	0.0
60,000	Cantor Commercial Real
	Estate Lending 2019-
	CF2 A5, 2.874%,
	11/15/2052	66,369	0.0
60,000(4)	CCUBS Commercial
	Mortgage Trust 2017-C1
	C, 4.392%, 11/15/2050	64,329	0.0
808,320(4),(8)	CD 2017-CD4 Mortgage
	Trust XA, 1.293%,
	05/10/2050	44,897	0.0
100,000(4)	Citigroup Commercial
	Mortgage Trust 2013-
	GC17 C, 5.109%,
	11/10/2046	101,639	0.0
958,030(4),(8)	Citigroup Commercial
	Mortgage Trust 2016-P4
	XA, 1.958%, 07/10/2049	72,971	0.0
1,271,543(4),(8)	Citigroup Commercial
	Mortgage Trust 2017-C4
	XA, 1.097%, 10/12/2050	63,055	0.0
80,000(4)	Citigroup Commercial
	Mortgage Trust 2017-P8
	C, 4.267%, 09/15/2050	84,757	0.0
980,585(4),(8)	Citigroup Commercial
	Mortgage Trust 2017-P8
	XA, 0.905%, 09/15/2050	48,664	0.0
1,468,293(4),(8)	Citigroup Commercial
	Mortgage Trust 2018-C5
	XA, 0.595%, 06/10/2051	63,257	0.0
1,117,170(4),(8)	Citigroup Commercial
	Mortgage Trust 2019-
	GC41 XA, 1.059%,
	08/10/2056	78,068	0.0
60,000	Citigroup Commercial
	Mortgage Trust 2019-
	GC43 A4, 3.038%,
	11/10/2052	67,694	0.0
741,609(4),(8)	COMM 2012-CR4 XA,
	1.686%, 10/15/2045	15,910	0.0
2,380,000(3),(4),(8)	COMM 2012-CR4 XB,
	0.612%, 10/15/2045	25,024	0.0
177,000(4)	Comm 2013-CCRE13 C
	Mortgage Trust,
	4.886%, 11/10/2046	191,836	0.1
20,000(4)	COMM 2016-COR1 C,
	4.381%, 10/10/2049	21,336	0.0
1,494,744(4),(8)	COMM 2016-CR28 XA,
	0.694%, 02/10/2049	39,223	0.0
747,546(4),(8)	COMM 2017-COR2 XA,
	1.164%, 09/10/2050	46,516	0.0
110,000	COMM 2018-COR3 A3
	Mortgage Trust,
	4.228%, 05/10/2051	131,110	0.1

See Accompanying Notes to Financial Statements

24

VOYA BALANCED PORTFOLIO	PORTFOLIO OF INVESTMENTS
As of December 31, 2020 (Continued)

			Percentage
			of Net
Principal Amount†		Value	Assets
110,000(3)	Credit Suisse Mortgage
	Capital Certificates
	2019-ICE4 C, 1.589%,
	(US0001M + 1.430%),
	05/15/2036	110,119	0.0
170,000(4)	CSAIL 2018-CX11 A5
	Commercial Mortgage
	Trust, 4.033%,
	04/15/2051	197,938	0.1
110,000(3),(4)	DBJPM 16-C3 Mortgage
	Trust, 3.490%,
	08/10/2049	85,898	0.0
130,000(3),(4)	DBWF 2015-LCM D
	Mortgage Trust,
	3.421%, 06/10/2034	108,916	0.0
1,650,000(4),(8)	Freddie Mac Multifamily
	Structured Pass
	Through Certificates
	K122 X1, 0.884%,
	11/25/2030	124,490	0.1
799,872(4),(8)	Freddie Mac Multifamily
	Structured Pass
	Through Certificates K-
	1517 X1, 1.334%,
	07/25/2035	119,855	0.1
1,300,000(4),(8)	Freddie Mac Multifamily
	Structured Pass
	Through Certificates K-
	1518 X1, 0.874%,
	10/25/2035	118,626	0.1
848,000(8)	Freddie Mac Multifamily
	Structured Pass
	Through Certificates
	KL06 XFX, 1.364%,
	12/25/2029	81,479	0.0
178,000(3),(4)	Grace Trust 2020-
	GRCE E, 2.680%,
	12/10/2040	167,963	0.1
100,000(3)	GS Mortgage Securities
	Corp. II 2018-RIVR F,
	2.259%, (US0001M +
	2.100%), 07/15/2035	84,495	0.0
1,143,349(4),(8)	GS Mortgage Securities
	Trust 2014-GC22 XA,
	0.980%, 06/10/2047	23,906	0.0
1,649,174(4),(8)	GS Mortgage Securities
	Trust 2016-GS4 XA,
	0.505%, 11/10/2049	40,030	0.0
849,383(4),(8)	GS Mortgage Securities
	Trust 2017-GS6 XA,
	1.035%, 05/10/2050	48,017	0.0
50,000	GS Mortgage Securities
	Trust 2019-GC38 A4,
	3.968%, 02/10/2052	59,465	0.0
1,223,876(4),(8)	GS Mortgage Securities
	Trust 2019-GC38 XA,
	0.961%, 02/10/2052	79,351	0.0
2,061,632(4),(8)	GS Mortgage Securities
	Trust 2019-GC42 XA,
	0.811%, 09/01/2052	119,462	0.1
90,000	GS Mortgage Securities
	Trust 2019-GSA1 A4,
	3.048%, 11/10/2052	101,270	0.0
1,300,648(4),(8)	GS Mortgage Securities
	Trust 2020-GC47 XA,
	1.132%, 05/12/2053	117,295	0.1
100,000(3),(4)	JPMBB Commercial
	Mortgage Securities
	Trust 2013-C17 F,
	3.867%, 01/15/2047	74,427	0.0
488,514(4),(8)	JPMBB Commercial
	Mortgage Securities
	Trust 2014-C19 XA,
	0.741%, 04/15/2047	8,134	0.0
100,000	JPMCC Commercial
	Mortgage Securities
	Trust 2019-COR4 A5,
	4.029%, 03/10/2052	118,857	0.1
100,000(3),(4)	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2011-
	C4 G, 3.873%,
	07/15/2046	95,137	0.0
150,000(3),(4)	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2011-
	C5 B, 5.424%,
	08/15/2046	151,304	0.1
40,000(3),(4)	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2013-
	C13 E, 3.986%,
	01/15/2046	38,801	0.0
290,000(3),(4)	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2013-
	C16 D, 5.027%,
	12/15/2046	287,505	0.1
100,000(3)	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2014-
	C20 A4A2, 3.538%,
	07/15/2047	105,399	0.0
1,268,212(4),(8)	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2016-
	JP4 XA, 0.680%,
	12/15/2049	34,027	0.0
100,000(3),(4)	JP Morgan Chase
	Commercial Mortgage
	Securities Trust 2020-
	LOOP E, 3.862%,
	12/05/2038	91,484	0.0
417,023(3),(4),(8)	LB-UBS Commercial
	Mortgage Trust 2006-C7
	XW, 0.705%,
	11/15/2038	903	0.0
1,623,219(4),(8)	Morgan Stanley Bank of
	America Merrill Lynch
	Trust 2014 C19 XA,
	1.001%, 12/15/2047	48,569	0.0
62,000	Morgan Stanley Capital I
	Trust 2019-H6 A4,
	3.417%, 06/15/2052	70,483	0.0
4,552,040(4),(8)	Morgan Stanley Capital I
	Trust 2019-L3 XA,
	0.643%, 11/15/2029	225,647	0.1
75,000	Morgan Stanley Capital
	I, Inc. 2017-HR2 D,
	2.730%, 12/15/2050	65,371	0.0
50,000(3)	MRCD 2019-PARK E
	Mortgage Trust,
	2.718%, 12/15/2036	49,335	0.0

See Accompanying Notes to Financial Statements

25

VOYA BALANCED PORTFOLIO	PORTFOLIO OF INVESTMENTS
As of December 31, 2020 (Continued)

			Percentage
			of Net
Principal Amount†		Value	Assets
60,000	UBS Commercial
	Mortgage Trust 2019-
	C17 A4, 2.921%,
	09/15/2052	66,082	0.0
40,000(3),(4)	UBS-Barclays
	Commercial Mortgage
	Trust 2012-C4 D,
	4.470%, 12/10/2045	23,339	0.0
60,000(3),(4)	UBS-Barclays
	Commercial Mortgage
	Trust 2012-C4 E,
	4.470%, 12/10/2045	29,839	0.0
3,092,805(4),(8)	UBS Commercial
	Mortgage Trust 2018-C9
	XA, 0.884%, 03/15/2051	158,820	0.1
80,000	Wells Fargo Commercial
	Mortgage Trust 2018-
	C44 A5, 4.212%,
	05/15/2051	94,650	0.0
400,000(3)	Wells Fargo Commercial
	Mortgage Trust 2018-
	C45 D, 3.000%,
	06/15/2051	329,862	0.1
1,080,629(4),(8)	Wells Fargo Commercial
	Mortgage Trust 2019-
	C52 XA, 1.618%,
	08/15/2052	115,926	0.0
1,521,483(3),(4),(8)	WFRBS Commercial
	Mortgage Trust 2012-C8
	XA, 1.788%, 08/15/2045	28,769	0.0

	Total Commercial Mortgage-
	Backed Securities
	(Cost $6,277,457)	6,257,738	1.7

SOVEREIGN BONDS: 0.2%
145,500(7)	Argentine Republic
	Government
	International Bond,
	0.125% (Step Rate @
	0.500% on 07/09/2021),
	07/09/2030	59,219	0.0
8,843	Argentine Republic
	Government
	International Bond,
	1.000%, 07/09/2029	3,842	0.0
200,000	Brazilian Government
	International Bond,
	4.625%, 01/13/2028	224,439	0.1
200,000	Colombia Government
	International Bond,
	3.125%, 04/15/2031	212,600	0.1
100,000(3)	Dominican Republic
	International Bond,
	5.500%, 01/27/2025	112,875	0.0
80,000	Turkey Government
	International Bond,
	7.375%, 02/05/2025	89,446	0.0

	Total Sovereign Bonds
	(Cost $663,887)	702,421	0.2

		Percentage
		of Net
	Value	Assets
PURCHASED OPTIONS (9): 0.0%
Total Purchased Options
(Cost $39,384)	16,038	0.0

Total Long-Term Investments
(Cost $314,172,345)	368,630,925	98.6

			Percentage
			of Net
Principal Amount†		Value	Assets
SHORT-TERM INVESTMENTS: 5.8%
	U.S. Treasury Bills: 1.7%
5,875,000(2),(10)	United States Treasury
	Bill, 0.030%, 01/26/2021	5,874,865	1.6
275,000(10)	United States Treasury
	Bill, 0.030%, 02/09/2021	274,991	0.1

	Total U.S. Treasury Bills
	(Cost $6,149,675)	6,149,856	1.7

	Repurchase Agreements: 3.8%
2,449,384(11)	Cantor Fitzgerald
	Securities, Repurchase
	Agreement dated
	12/31/20, 0.07%, due
	01/04/21 (Repurchase
	Amount $2,449,403,
	collateralized by various
	U.S. Government/U.S.
	Government Agency
	Obligations, 0.000%-
	9.500%, Market Value
	plus accrued interest
	$2,498,372, due
	01/25/21-10/15/62)	2,449,384	0.7
2,391,571(11)	Citadel Securities LLC,
	Repurchase Agreement
	dated 12/31/20, 0.13%,
	due 01/04/21
	(Repurchase Amount
	$2,391,605,
	collateralized by various
	U.S. Government
	Securities, 0.000%-
	7.875%, Market Value
	plus accrued interest
	$2,439,440, due
	01/31/21-05/15/49)	2,391,571	0.6
1,065,594(11)	JVB Financial Group
	LLC, Repurchase
	Agreement dated
	12/31/20, 0.13%, due
	01/04/21 (Repurchase
	Amount $1,065,609,
	collateralized by various
	U.S. Government/U.S.
	Government Agency
	Obligations, 0.125%-
	7.000%, Market Value
	plus accrued interest
	$1,086,906, due
	07/01/22-12/01/50)	1,065,594	0.3

See Accompanying Notes to Financial Statements

26

VOYA BALANCED PORTFOLIO	PORTFOLIO OF INVESTMENTS
As of December 31, 2020 (Continued)

			Percentage
			of Net
Principal Amount†		Value	Assets
1,094,294(11)	Mirae Asset Securities
	USA Inc., Repurchase
	Agreement dated
	12/31/20, 0.13%, due
	01/04/21 (Repurchase
	Amount $1,094,310,
	collateralized by various
	U.S. Government/U.S.
	Government Agency
	Obligations, 0.000%-
	8.125%, Market Value
	plus accrued interest
	$1,116,196, due
	02/18/21-01/15/62)	1,094,294	0.3
1,174,429(11)	Palafox Trading LLC,
	Repurchase Agreement
	dated 12/31/20, 0.13%,
	due 01/04/21
	(Repurchase Amount
	$1,174,446,
	collateralized by various
	U.S. Government
	Securities, 0.250%-
	1.125%, Market Value
	plus accrued interest
	$1,198,351, due
	02/28/25-05/31/25)	1,174,429	0.3
3,520,843(11)	RBC Dominion
	Securities Inc.,
	Repurchase Agreement
	dated 12/31/20, 0.08%,
	due 01/04/21
	(Repurchase Amount
	$3,520,874,
	collateralized by various
	U.S. Government/U.S.
	Government Agency
	Obligations, 0.000%-
	6.000%, Market Value
	plus accrued interest
	$3,591,260, due
	01/05/21-12/20/50)	3,520,843	0.9
2,431,090(11)	State of Wisconsin
	Investment Board,
	Repurchase Agreement
	dated 12/31/20, 0.16%,
	due 01/04/21
	(Repurchase Amount
	$2,431,133,
	collateralized by various
	U.S. Government
	Securities, 0.125%-
	3.875%, Market Value
	plus accrued interest
	$2,485,892, due
	07/15/22-02/15/47)	2,431,090	0.7

	Total Repurchase
	Agreements
	(Cost $14,127,205)	14,127,205	3.8

			Percentage
			of Net
Shares		Value	Assets
	Mutual Funds(11): 0.3%
398,000	(11),(12) BlackRock Liquidity
	Funds, FedFund,
	Institutional Class,
	0.000%	398,000	0.1
398,000	(11),(12) Goldman Sachs
	Financial Square
	Government Fund -
	Institutional Shares,
	0.020%	398,000	0.1
398,000	(11),(12) Morgan Stanley
	Institutional Liquidity
	Funds - Government
	Portfolio (Institutional
	Share Class), 0.030%	398,000	0.1
	Total Mutual Funds
	(Cost $1,194,000)	1,194,000	0.3

	Total Short-Term Investments
	(Cost $21,470,880)	21,471,061	5.7

	Total Investments in
	Securities
	(Cost $335,643,225)	$390,101,986	104.4
	Liabilities in Excess of
	Other Assets	(16,479,675)	(4.4)
	Net Assets	$373,622,311	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(4)	Variable rate security. Rate shown is the rate in effect as of December 31, 2020.
(5)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(6)	Represents or includes a TBA transaction.
(7)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rates shown reflect the current and next coupon rate as of December 31, 2020.
(8)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(9)	The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.
(10)	Represents a zero coupon bond. Rate shown reflects the effective yield as of December 31, 2020.
(11)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(12)	Rate shown is the 7-day yield as of December 31, 2020.

See Accompanying Notes to Financial Statements

27

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Balanced Portfolio, Inc.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: March 10, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: March 10, 2021

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 10, 2021